The
       Bear Stearns
       Funds


            Prospectus Dated
            August 1,  2003


            Equity Funds

                  o  S&P STARS Portfolio
                  o
                  o
                  o  S&P STARS Opportunities Portfolio
                  o
                  o
                  o  The Insiders Select Fund
                  o
                  o
                  o  Intrinsic Value Portfolio
                  o
                  o
                  o  Small Cap Value Portfolio
                  o
                  o
                  o  Alpha Growth Portfolio
                  o
                  o
                  o  International Equity Portfolio

                     Class A, B and C Shares

         This Prospectus provides important information about each Portfolio that you should know before investing. Please read it carefully and keep it for future reference.

         The Securities and Exchange Commission has not approved any Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


The Bear Stearns Funds o 383 Madison Avenue, New York, NY 10179 o 1-800-447-1139

Table of Contents
.................................................................................
               Risk/Return Summaries
               ................................................................1

                    S&P STARS Portfolio

                    S&P STARS Opportunities Portfolio

                    The Insiders Select Fund

                    Intrinsic Value Portfolio

                    Small Cap Value Portfolio

                    Alpha Growth Portfolio

                    International Equity Portfolio

               Investments
               ...............................................................44
               Risk Factors
               ...............................................................48

               Management of the Portfolios
               ...............................................................51

                    Investment Adviser

                    Investment Sub-Adviser--International Equity Portfolio

                    Portfolio Managers

               How the Portfolios Value Their Shares
               ...............................................................53

               Investing in the Portfolios
               ...............................................................54

                    Investment Requirements

                    Choosing a Class of Shares

                    How  Sales Charges are Calculated

                    Sales Charge Reductions and Waivers

                    Distribution Fees and Shareholder Servicing Fees

                    How to Buy Shares

                    How to Sell Shares

                    Exchanges

               Shareholder Services
               ...............................................................65
               Dividends, Distributions and Taxes
               ...............................................................66
               Additional Information
               ...............................................................68
               Financial Highlights
               ...............................................................70


                    Each Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company.


                    It is important to keep in mind that mutual fund shares are:

                      o not deposits or obligations of any bank;
                      o not insured by the Federal Deposit Insurance
                        Corporation;
                      o subject to investment risk, including possible loss
                        of the money invested.

S&P STARS Portfolio
.................................................................................
RISK/RETURN SUMMARY

Investment Objective

         To provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500 Index").

Principal Strategies

         Under normal circumstances, the S&P STARS Portfolio will invest at least 80% of its net assets in securities with any STARS ranking at the time of purchase. The S&P STARS Portfolio will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

         In seeking to achieve the investment objective of the S&P STARS Portfolio, Bear Stearns Asset Management Inc., the investment adviser for the S&P STARS Portfolio and each other Portfolio of The Bear Stearns Funds ("BSAM" or the "Adviser"), principally uses the Standard & Poor's Stock Appreciation Ranking System (or "STARS") to identify common stocks in the highest category (five-STARS) for purchase and in the lowest category (one-STARS) for short selling. The Adviser believes that this approach will provide opportunities to achieve performance that exceeds the S&P 500 Index's total return.

              o Generally, the S&P STARS Portfolio will invest at least 85% of its total assets in U.S. common stocks and U.S. dollar-denominated American Depositary Receipts ("ADRs") that are listed on U.S. exchanges that, at the time of initial purchase, were ranked five-STARS or, at their time of short sale, were ranked one-STARS.

              o Generally, the S&P STARS Portfolio may invest up to 15% of its total assets in U.S. common stocks and ADRs without regard to STARS ranking at the time of purchase. This strategy will allow the Adviser to consider a much larger universe of attractive stocks that S&P does not follow, which means that the S&P STARS Portfolio may purchase more "lower-rated" securities (or sell short more "higher-rated" securities) then it otherwise could. See "Principal Investment Strategies--Additional Information."

         In selecting investments, the Adviser analyzes the stocks ranked by S&P analysts according to the STARS ranking system and selects those it believes have the best potential for capital appreciation. The Adviser focuses on companies that show the potential to achieve growth at a reasonable price. The Adviser considers various factors including market segment, industry, earnings history, price-to-earnings ratio and management. The Adviser may select securities of companies with small, middle and large market capitalizations.

         If S&P downgrades a security held by the S&P STARS Portfolio to four-STARS from five-STARS, the Portfolio may purchase additional shares of that security without limitation. In addition, if S&P upgrades a security held by the S&P STARS Portfolio to two-STARS from one-STARS, the Portfolio may sell short additional shares of that security without limitation. If, however, S&P downgrades a security held by the S&P STARS Portfolio from five- or four-STARS to three-STARS or lower, that security is subject to the 15% limitation on acquiring securities without regard to STARS ranking. Similarly, if S&P upgrades a security sold short by the S&P STARS Portfolio


                                                           S&P STARS Portfolio 1
         from one- or two-STARS to three-STARS or higher, that security is also subject to the 15% limitation on investments made without regard to STARS ranking.

         S&P's research staff analyzes and ranks the stocks of approximately 1,100 issuers and evaluates their short- to- intermediate term (up to 12 months) appreciation potential, as shown below.

        o o o o o       Buy       Expected to be among the best performers over
                                  the next 6 to 12 months.
          o o o o    Accumulate   Expected to be an above-average performer.
            o o o       Hold      Expected to be an average performer.
              o o      Avoid      Expected to be a below-average performer.
                o       Sell      Expected to be a well-below-average performer.

         The S&P STARS Portfolio may "sell short" securities that at their time of initial sale were rated one-STARS. In a short sale, the Adviser sells a security it has borrowed, with the expectation that the security will decline in value. If the Adviser correctly predicts the decline in value, the Adviser will repurchase the security at a lower price and realize a gain for the S&P STARS Portfolio. Short selling is considered "leverage" and may involve substantial risk.


Principal Risks

         You may lose money by investing in the S&P STARS Portfolio. The S&P STARS Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the S&P STARS Portfolio's net asset value ("NAV"), yield and/or total return:

              o   The market value of portfolio securities may decline.

              o A particular strategy may not be executed effectively or otherwise generate the intended result.

              o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

              o Short sales may involve substantial risk and may involve leverage, which may increase potential losses.

              o Rankings by S&P's research group may not accurately assess the investment prospects of a particular security.

              o Because some securities ranked 5- STARS may be small- or middle-capitalization stocks that are susceptible to greater price volatility than large capitalization stocks, the Portfolio may elect not to acquire such securities if it determines that it cannot buy or sell them in sufficient quantities at attractive prices.

              o The Portfolio may be unable to invest in the entire universe of 5-STARS securities because many securities are issued by companies with small capitalizations. Positions in these companies may be incompatable with the Portfolio's investment strategies, as the Portfolio is limited in the amount of assets it may invest in the securities of a single issuer.

2 S&P STARS Portfolio

              o A small- or middle-capitalization company's stock may decline in value because, among other reasons, the company lacks the management experience, operating experience, financial resources or product diversification that permit larger companies to adapt to changing market conditions.

         The S&P STARS Portfolio is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make the S&P STARS Portfolio more susceptible to price changes of securities of a particular issuer.

Who May Want to Invest in the S&P STARS Portfolio

         The S&P STARS Portfolio may be appropriate for investors who:

              o   are investing for the long-term;

              o   want to add an equity component to their portfolio.

         The S&P STARS Portfolio may not be appropriate for investors who:

              o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.


                                                          S&P STARS Portfolio  3

Performance

         The bar chart and table below illustrate the risks of investing in the S&P STARS Portfolio by showing changes in its performance for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

         The bar chart shows one-year returns for Class A shares of the S&P STARS Portfolio. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

                 S&P STARS Portfolio Annual Total Return (%)(1)

                               1996          27.77
                               1997          17.99
                               1998          39.69
                               1999          37.53
                               2000           2.89
                               2001         (13.92)
                               2002         (40.58)

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1)The S&P STARS Portfolio's year-to-date return as of June 30, 2003 was 16.50%.

         During the period shown in the bar chart, the highest quarterly return was 28.69% (for the quarter ended December 31, 1998) and the lowest quarterly return was (22.01)% (for the quarter ended June 30, 2002).

4  S&P STARS Portfolio

         The table below shows how average annual total returns for Class A, B and C shares of the S&P STARS Portfolio for one year, five years and since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for only Class A shares; after-tax returns for other classes will vary. The figures shown in the table reflect all applicable sales charges.


                       Average Annual Total Returns                         1 Year       5 Years    Since Inception
                       (for the periods ended December 31,  2002)                                    April 5, 1995
                      -------------------------------------------------------------------------------------------------
                      Class A
                      -------------------------------------------------------------------------------------------------
                      Return before taxes                                  (43.85)%      (0.91)%          7.59%(1)
                      -------------------------------------------------------------------------------------------------
                      Return after taxes on distributions                  (43.85)%      (1.21)%          6.12%
                      -------------------------------------------------------------------------------------------------
                      Return after taxes on distributions and sale of
                      Portfolio shares                                     (26.92)%      (0.66)%          5.71%
                      -------------------------------------------------------------------------------------------------
                      Class B
                      -------------------------------------------------------------------------------------------------
                      Return before taxes                                  (43.82)%       N/A              --(2)
                      -------------------------------------------------------------------------------------------------
                      Class C
                      -------------------------------------------------------------------------------------------------
                      Return before taxes                                  (41.47)%      (0.28)%          7.83%
                      -------------------------------------------------------------------------------------------------
                      S&P 500 Index(3)                                     (22.10)%      (0.59)%          9.20%
                      -------------------------------------------------------------------------------------------------


                 (1) Total return figures for Class A shares reflect the current maximum sales load of 5.50%. Prior to December 24, 1997, the maximum sales load was 4.75%.

                 (2) Class B shares commenced operations on January 5, 1998. The average annual total return for Class B shares of the S&P STARS Portfolio for the period from January 5, 1998 through December 31, 2002 was (0.95)%. The comparable return for the same period for the S&P 500 Index was (0.59)%.

                 (3) Reflects no deduction for fees, expenses or taxes and is not available for investment.



                                                          S&P STARS Portfolio  5

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the S&P STARS Portfolio.

                Shareholder Fees (paid directly from your  investment)(1)            Class A      Class B     Class C
           ----------------------------------------------------------------------------------------------------------
                Maximum sales charge (load) imposed on purchases
                (as a percentage of offering price)                                   5.50%        None         None
           ----------------------------------------------------------------------------------------------------------
                Maximum deferred sales charge (load)
                (as a percentage of the lower of purchase or sale price)              None(2)      5.00%(3)     1.00%
           ----------------------------------------------------------------------------------------------------------
                Sales charge imposed on reinvested dividends                          None         None         None
           ----------------------------------------------------------------------------------------------------------
                Redemption  fees(4)                                                   None         None         None
           ----------------------------------------------------------------------------------------------------------
                Exchange fees                                                         None         None         None
           ----------------------------------------------------------------------------------------------------------
                Annual Portfolio Operating Expenses
                (expenses that are deducted from Portfolio assets)
           ----------------------------------------------------------------------------------------------------------
                Management Fees                                                       0.75%        0.75%        0.75%
           ----------------------------------------------------------------------------------------------------------
                Distribution (12b-1) Fees                                             0.25%        0.75%        0.75%
           ----------------------------------------------------------------------------------------------------------
                Other  Expenses                                                       0.66%        0.66%        0.66%
                (includes a 0.25% shareholder servicing fee)                          -----        -----        -----
           ----------------------------------------------------------------------------------------------------------
                Total Annual Portfolio Operating Expenses                             1.66%        2.16%        2.16%
                                                                                      -----        -----        -----
           ----------------------------------------------------------------------------------------------------------
                Fee Waiver                                                           (0.16)%      (0.16)%      (0.16)%
                                                                                     ------       ------       ------
           ----------------------------------------------------------------------------------------------------------
                Net Expenses(5)                                                       1.50%        2.00%        2.00%
                                                                                      -----        -----        -----
           ----------------------------------------------------------------------------------------------------------

          (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

          (2) You will pay a contingent deferred sales charge ("CDSC") of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.

          (3) The Class B deferred sales charge declines over time. See "How Sales Charges are Calculated--Class B Shares."

          (4) There is a transaction fee of $7.50 for wiring redemption proceeds.

          (5) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the S&P STARS Portfolio's net expenses do not exceed the amounts indicated above.


6  S&P Stars Portfolio

Example

         This Example illustrates the cost of investing in the S&P STARS Portfolio over various time periods. It is intended to help you compare the cost of investing in the S&P STARS Portfolio with the cost of investing in other mutual funds. The Example assumes that:

              o   you invest $10,000 in the S&P STARS Portfolio;

              o   your investment returns 5% each year;

              o the S&P STARS Portfolio's operating expenses remain the same.(1)

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         If you sell your shares at the end of each period--


                                                          1 Year        3 Years        5 Years      10 Years
              ----------------------------------------------------------------------------------------------------
                    Class A                                $694          $1,030        $1,388       $2,395
              ----------------------------------------------------------------------------------------------------
                    Class B                                $703            $961        $1,345       $2,354(2)
              ----------------------------------------------------------------------------------------------------
                    Class C                                $303            $661        $1,145       $2,480
              ----------------------------------------------------------------------------------------------------

         If you do not sell your shares at the end of each period-- (3)

                                                          1 Year        3 Years        5 Years      10 Years
              ----------------------------------------------------------------------------------------------------
                    Class B                                $203            $661        $1,145       $2,354(2)
              ----------------------------------------------------------------------------------------------------
                    Class C                                $203            $661        $1,145       $2,480
              ----------------------------------------------------------------------------------------------------

               (1) This Example assumes that net portfolio operating expenses will equal 1.50% for Class A and 2.00% for both Class B and C shares until July 31, 2004 and thereafter will equal 1.66% for Class A, 2.16% for both Class B and C shares.

               (2) Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.

               (3) Class A shares are not shown in this table because generally no CDSC applies to investments of $10,000 in Class A shares. See "How Sales Charges are Calculated" and "Sales Charge Reductions and Waivers."


                                                          S&P STARS Portfolio  7

S&P STARS Opportunities Portfolio
--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

Investment Objective

         To provide long-term capital appreciation.

Principal Strategies

         Under normal circumstances, the S&P STARS Opportunities Portfolio will invest at least 80% of its net assets in securities with any STARS ranking at the time of purchase. The S&P STARS Opportunities Portfolio will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

         In seeking to achieve the investment objective of the S&P STARS Opportunities Portfolio, the Adviser principally uses the Standard & Poor's Stock Appreciation Ranking System (or "STARS") to identify common stocks in the highest category (five-STARS) for purchase and in the lowest category (one-STARS) for short selling. The Adviser believes that this approach will provide opportunities to achieve performance that exceeds the Standard & Poor's MidCap 400 Stock Index's total return.

              o The Adviser generally selects securities of companies that, at the time of purchase, have market capitalizations of under $7 billion or are components of either the Standard & Poor's MidCap 400 Index or the Standard & Poor's SmallCap 600 Index.

              o Generally, the S&P STARS Opportunities Portfolio will invest at least 75% of its total assets in U.S. common stocks and U.S. dollar-denominated ADRs that are listed on U.S. exchanges that, at the time of initial purchase, were ranked five-STARS or, at the time of short sale, were ranked one-STARS.

              o Generally, the S&P STARS Opportunities Portfolio may invest up to 25% of its total assets in U.S. common stocks and ADRs without regard to STARS ranking at the time of purchase. This strategy will allow the Adviser to consider a larger universe of stocks of small- and medium-capitalization companies. These may be companies that S&P does not follow and therefore have no STARS ranking or companies that have STARS ranking below five-STARS. The strategy also permits the Adviser to sell short securities of companies that are ranked higher than one-STARS or that have no STARS ranking. See "Principal Investment Strategies - Additional Information."

         In selecting investments, the Adviser analyzes the stocks ranked by S&P analysts according to the STARS ranking system and selects those it believes have the best potential for capital appreciation. The Adviser focuses on companies that show the potential to achieve growth at a reasonable price. The Adviser considers various factors including market segment, industry, earnings history, price-to-earnings ratio and management.

         If S&P downgrades a security held by the S&P STARS Opportunities Portfolio to four-STARS from five-STARS, the Portfolio may purchase additional shares of that security without limitation. Similarly, if S&P upgrades a security held by the S&P STARS Opportunities Portfolio


8  S&P STARS Opportunities Portfolio
         to two-STARS from one-STARS, the Portfolio may sell short additional shares of that security without limitation. If, however, S&P downgrades a security held by the S&P STARS Opportunities Portfolio from five- or four-STARS to three-STARS or lower, that security will be subject to the 25% limitation on acquiring securities without regard to STARS ranking. Similarly, if S&P upgrades a security sold short by the S&P STARS Opportunities Portfolio from one- or two-STARS to three-STARS or higher, that security will also be subject to the 25% limitation on investments made without regard to STARS ranking.

         S&P's research staff ranks the stocks of approximately 1,100 issuers in accordance with their expected short- to intermediate-term (up to 12 months) appreciation potential as follows:

         o o o o o      Buy       Expected to be among the best performers over
                                  the next 6 to 12 months.
           o o o o   Accumulate   Expected to be an above-average performer.
             o o o      Hold      Expected to be an average performer.
               o o     Avoid      Expected to be a below-average performer.
                 o      Sell      Expected to be a well-below-average performer.

         The S&P STARS Opportunities Portfolio may "sell short" securities that at the time of initial sale were ranked one-STARS. In a short sale, the Portfolio sells a security it does not own but has borrowed, with the expectation that the security will decline in value. If the Adviser correctly predicts the decline in value, the Adviser will purchase the security at a lower price to return to the lender and realize a gain for the S&P STARS Opportunities Portfolio. Short selling is considered "leverage" and may involve substantial risk.


Principal Risks

         You may lose money by investing in the S&P STARS Opportunities Portfolio. The S&P STARS Opportunities Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the S&P STARS Opportunities Portfolio's NAV, yield and/or total return:

              o   The market value of portfolio securities may decline.

              o A particular strategy may not be executed effectively or otherwise generate the intended result.

              o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

              o Because small capitalization stocks are susceptible to greater price volatility than large capitalization stocks, the Portfolio may elect not to acquire such securities if it determines that it cannot buy or sell them in sufficient quantities at attractive prices.

              o A small- or middle-capitalization company's stock may decline in value because, among other reasons, the company lacks the management experience, operating experience, financial resources or product diversification that permit larger companies to adapt to changing market conditions.



                                           S&P STARS Opportunities Portfolio   9

              o Short sales may involve substantial risk and may involve leverage, which may increase potential losses.

              o Rankings by S&P's research group may not accurately assess the investment prospects of a particular security.

         The S&P STARS Opportunities Portfolio is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make the S&P STARS Opportunities Portfolio more susceptible to price changes of securities of a particular issuer.

Who May Want to Invest in the S&P STARS Opportunities Portfolio

         The S&P STARS Opportunities Portfolio may be appropriate for investors who:

              o   are investing for the long-term;

              o   want to add an equity component to their portfolio.

         The S&P STARS Opportunities Portfolio may not be appropriate for investors who:

              o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.


10  S&P STARS Opportunities Portfolio

Performance

         The bar chart and table below illustrate the risks of investing in the S&P STARS Opportunities Portfolio by showing changes in its performance for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

         The bar chart shows a one-year return for Class A shares of the S&P STARS Opportunities Portfolio. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

          S&P STARS Opportunities Portfolio Annual Total Return (%)(1)

                              2002     (22.59)%

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1)The S&P STARS Opportunities Portfolio's year-to-date return as of June 30, 2003 was 12.74%.

         During the period shown in the bar chart, the highest quarterly return was 3.06% (for the quarter ended December 31, 2002) and the lowest quarterly return was (16.42)% (for the quarter ended September 30, 2002).



                                           S&P STARS Opportunities Portfolio  11

         The table below shows how average annual total returns for Class A, B and C shares of the S&P STARS Opportunities Portfolio for one year and since the date of inception compared to the S&P MidCap 400 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-size companies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only Class A shares; after-tax returns for other classes will vary. The figures shown in the table reflect all applicable sales charges.

                  Average Annual Total Returns                                      1 Year          Since Inception
                  (for the periods ended December 31, 2002)                                         October 1, 2001
              -------------------------------------------------------------------------------------------------------
                  Class A
              -------------------------------------------------------------------------------------------------------
                  Return before taxes                                              (26.85)%                (11.42)%
              -------------------------------------------------------------------------------------------------------
                  Return after taxes on distributions                              (27.27)%                (11.83)%
              -------------------------------------------------------------------------------------------------------
                  Return after taxes on distributions and sale of Portfolio
                  shares                                                           (16.47)%                 (9.29)%
              -------------------------------------------------------------------------------------------------------
                  Class B
              -------------------------------------------------------------------------------------------------------
                  Return before taxes                                              (26.79)%                (10.77)%
              -------------------------------------------------------------------------------------------------------
                  Class C
              -------------------------------------------------------------------------------------------------------
                  Return before taxes                                              (23.74)%                 (7.79)%
              -------------------------------------------------------------------------------------------------------
                  S&P MidCap 400 Index(1)                                          (14.51)%                  0.69%
              -------------------------------------------------------------------------------------------------------

               (1) Reflects no deduction for fees, expenses or taxes and is not available for investment.


12  S&P STARS Opportunities Portfolio

Fees and Expenses

         This table describes the fees and expenses that you may pay if you buy and hold shares of the S&P STARS Opportunities Portfolio.


        Shareholder Fees (paid directly from your investment)(1)         Class A      Class B     Class C
------------------------------------------------------------------------------------------------------------
        Maximum sales charge (load) imposed on purchases
        (as a percentage of offering price)                               5.50%        None       None
------------------------------------------------------------------------------------------------------------
        Maximum deferred sales charge (load)
        (as a percentage of the lower of purchase or sale price)          None(2)      5.00%(3)   1.00%
------------------------------------------------------------------------------------------------------------
        Sales charge imposed on reinvested dividends                      None         None       None
------------------------------------------------------------------------------------------------------------
        Redemption fees(4)                                                None         None       None
------------------------------------------------------------------------------------------------------------
        Exchange fees                                                     None         None       None
------------------------------------------------------------------------------------------------------------
        Annual Portfolio Operating Expenses
        (expenses that are deducted from Portfolio assets)
------------------------------------------------------------------------------------------------------------
        Management Fees                                                   0.75%        0.75%       0.75%
------------------------------------------------------------------------------------------------------------
        Distribution (12b-1) Fees                                         0.25%        0.75%       0.75%
------------------------------------------------------------------------------------------------------------
        Other Expenses                                                    0.94%        0.94%       0.94%
        (includes a 0.25% shareholder servicing fee)                      -----        -----       -----
------------------------------------------------------------------------------------------------------------
        Total Annual Portfolio Operating Expenses                         1.94%        2.44%       2.44%
                                                                          -----        -----       -----
------------------------------------------------------------------------------------------------------------
        Fee Waiver and Expense Reimbursement                             (0.44)%      (0.44)%     (0.44)%
                                                                         -------      -------     -------
------------------------------------------------------------------------------------------------------------
        Net Expenses(5)                                                   1.50%        2.00%       2.00%
                                                                          -----        -----       -----
------------------------------------------------------------------------------------------------------------

(1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

(2) You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.

(3) The Class B deferred sales charge declines over time. See "How Sales Charges are Calculated-Class B Shares."

(4)  There is a transaction fee of $7.50 for wiring redemption proceeds.

(5) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the S&P STARS Opportunities Portfolio's net expenses do not exceed the amounts indicated above.



                                           S&P STARS Opportunities Portfolio  13

Example

         This example illustrates the cost of investing in the S&P STARS Opportunities Portfolio over various time periods. It is intended to help you compare the cost of investing in the S&P STARS Opportunities Portfolio with the cost of investing in other mutual funds. The example assumes that:

              o   you invest $10,000 in the S&P STARS Opportunities Portfolio;

              o   your investment returns 5% each year;

              o the S&P STARS Opportunities Portfolio's operating expenses remain the same.(1)

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         If you sell your shares at the end of each period--

                                              1 Year         3 Years            5 Years            10 Years
                 -----------------------------------------------------------------------------------------------
                     Class A                  $694           $1,085             $1,501             $2,656
                 -----------------------------------------------------------------------------------------------
                     Class B                  $703           $1,019             $1,461             $2,619(2)
                 -----------------------------------------------------------------------------------------------
                     Class C                  $303             $719             $1,261             $2,743
                 -----------------------------------------------------------------------------------------------

         If you do not sell your shares at the end of each period-- (3)

                                              1 Year           3 Years           5 Years            10 Years
                 -----------------------------------------------------------------------------------------------
                     Class B                  $203             $719             $1,261             $2,619(2)
                 -----------------------------------------------------------------------------------------------
                     Class C                  $203             $719             $1,261             $2,743
                 -----------------------------------------------------------------------------------------------

                 (1) This Example assumes that net portfolio operating expenses will equal 1.50% for Class A and 2.00% for both Class B and C shares until July 31, 2004 and thereafter will equal 1.94% for Class A and 2.44% for both Class B and C shares.

                 (2) Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.

                 (3) Class A shares are not shown in this table because
                     generally no CDSC applies to investments of $10,000 in Class A shares. See "How Sales Charges are Calculated" and "Sales Charge Reductions and Waivers."





14 S&P STARS Opportunities Portfolio

The Insiders Select Fund
.................................................................................

RISK/RETURN SUMMARY

Investment Objective

         Capital appreciation.

Principal Strategies

         Under normal market conditions, The Insiders Select Fund primarily invests its assets in the equity securities of U.S. issuers, without regard to market capitalization, that the Adviser believes provide opportunities for capital appreciation. Equity securities consist of common stocks, convertible securities and preferred stocks.

         In selecting investments for The Insiders Select Fund, the Adviser uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, stock price volatility relative to the market, new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

         From the universe of equity securities that pass the value screen, the Adviser further considers ownership of and trading in a company's securities by corporate insiders, officers, directors and significant stockholders, as well as a company's corporate finance activities, including stock repurchase programs, dividend policies and new securities issuance. In its analysis of these insider signals, the Adviser relies on publicly-available data.

         It is possible that value screening criteria may outweigh insider signals in the Adviser's selection of portfolio securities.

Principal Risks

         You may lose money by investing in The Insiders Select Fund. The Insiders Select Fund is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect The Insiders Select Fund's NAV, yield and/or total return:

              o   The market value of portfolio securities may decline.

              o A particular strategy may not be executed effectively or otherwise generate the intended result.

              o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

              o To the extent that The Insiders Select Fund invests in middle-capitalization stocks, these stocks may decline in value because the company lacks management experience, operating experience, financial resources and product diversification that permit larger companies to adapt to changing market conditions.


                                                    The Insiders Select Fund  15

              o Middle capitalization company stocks are susceptible to greater price volatility and therefore may be more difficult to buy or sell at attractive prices than large capitalization stocks.

              o Corporate insiders may trade their company's securities for personal reasons which may not necessarily reflect anticipated price movements.

         The Insiders Select Fund is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make The Insiders Select Fund more susceptible to price changes of securities of a particular issuer.

Who May Want to Invest in The Insiders Select Fund

         The Insiders Select Fund may be appropriate for investors who:

              o   are investing for the long-term;

              o   want to add an equity component to their portfolio;

              o believe that insider buying patterns may be a good indicator of the future direction of a company's stock price.

         The Insiders Select Fund may not be appropriate for investors who:

              o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.


16  The Insiders Select Fund

Performance

         The bar chart and table below illustrate the risks of investing in The Insiders Select Fund by showing changes in its performance for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

         The bar chart shows one-year returns for Class A shares of The Insiders Select Fund. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

                The Insiders Select Fund Annual Total Return (%)(1)


                                   1996     21.38
                                   1997     29.64
                                   1998      9.29
                                   1999      9.13
                                   2000     17.32
                                   2001     (6.02)
                                   2002    (17.78)

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1)The Insider's Select Fund's year-to-date return as of June 30, 2003 was 11.18%.

         During the period shown in the bar chart, the highest quarterly return was 16.35% (for the quarter ended December 31, 1998) and the lowest quarterly return was (20.73)% (for the quarter ended September 30, 2002).


                                                    The Insiders Select Fund  17

         The table below shows how average annual total returns for Class A, B and C shares of The Insiders Select Fund for one year, five years and since the date of inception compared to the S&P MidCap 400 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-size companies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only Class A shares; after-tax returns for other classes will vary. The figures shown in the table reflect all applicable sales charges.


                    Average Annual Total Returns                                     1 Year        5 Years     Since Inception
                    (for the periods ended December 31,  2002)                                                 June 16, 1995
               ---------------------------------------------------------------------------------------------------------------
                    Class A
               ---------------------------------------------------------------------------------------------------------------
                    Return before taxes                                             (22.31)%       0.43%        8.29%(1)
               ---------------------------------------------------------------------------------------------------------------
                    Return after taxes on distributions                             (22.33)%      (0.87)%       5.93%
               ----------------------------------------------------------------------------------------------------------------
                    Return after taxes on distributions and sale of Portfolio
                    shares                                                          (13.67)%       0.26%        6.11%
               ----------------------------------------------------------------------------------------------------------------
                    Class B
               ----------------------------------------------------------------------------------------------------------------
                    Return before taxes                                             (22.27)%       N/A          -- (2)
               ----------------------------------------------------------------------------------------------------------------
                    Class C
               ----------------------------------------------------------------------------------------------------------------
                    Return before taxes                                             (19.07)%       1.06%        8.55%
               ---------------------------------------------------------------------------------------------------------------
                    S&P MidCap 400 Index  (3)                                       (14.51)%       6.41%       12.46%
               ----------------------------------------------------------------------------------------------------------------

               (1) Total return figures for Class A shares reflect the current maximum sales load of 5.50%. Prior to December 24, 1997, the maximum sales load was 4.75%.

               (2) Class B shares commenced operations on January 6, 1998. The average annual total return for Class B shares of The Insiders Select Fund for the period from January 6, 1998 through December 31, 2002 was 0.71%. The comparable return for the same period for the S&P MidCap 400 Index was 6.43%.

               (3) Reflects no deduction for fees, expenses or taxes and is not available for investment.




18  The Insiders Select Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of The Insiders Select Fund.


                    Shareholder Fees (paid directly from your  investment)(1)             Class A      Class B      Class C
               ---------------------------------------------------------------------------------------------------------------
                    Maximum sales charge (load) imposed on purchases
                    (as a percentage of offering price)                                    5.50%        None         None
               ---------------------------------------------------------------------------------------------------------------
                    Maximum deferred sales charge (load)
                    (as a percentage of the lower of purchase or sale price)               None(2)      5.00%(3)     1.00%
               ---------------------------------------------------------------------------------------------------------------
                    Sales charge imposed on reinvested dividends                           None         None         None
               ---------------------------------------------------------------------------------------------------------------
                    Redemption  fees(4)                                                    None         None         None
               ---------------------------------------------------------------------------------------------------------------
                    Exchange fees                                                          None         None         None
               ---------------------------------------------------------------------------------------------------------------
                    Annual Portfolio Operating Expenses
                    (expenses that are deducted from Portfolio assets)
               ---------------------------------------------------------------------------------------------------------------
                    Management  Fees(5)                                                    1.00%        1.00%        1.00%
               ---------------------------------------------------------------------------------------------------------------
                    Distribution (12b-1) Fees                                              0.25%        0.75%        0.75%
               ---------------------------------------------------------------------------------------------------------------
                    Other Expenses
                    (includes a 0.25% shareholder servicing fee)                           0.92%        0.92%        0.92%
                                                                                           -----        -----        -----
               ---------------------------------------------------------------------------------------------------------------
                    Total Annual Portfolio Operating Expenses                              2.17%        2.67%        2.67%
                                                                                           -----        -----        -----
               ---------------------------------------------------------------------------------------------------------------
                    Fee Waiver                                                            (0.52)%      (0.52)%      (0.52)%
                                                                                           ------       ------       ------
               ---------------------------------------------------------------------------------------------------------------
                    Net Expenses(6)                                                        1.65%        2.15%        2.15%
                                                                                           -----        -----        -----
               ---------------------------------------------------------------------------------------------------------------

                (1) A broker or agent may charge additional fees on the
                    purchase, sale or exchange of Portfolio shares.

                (2) You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.

                (3) The Class B deferred sales charge declines over time. See
                    "How  Sales Charges are Calculated--Class B Shares."

                (4) There is a transaction fee of $7.50 for wiring redemption proceeds.

                (5) The management fee may increase or decrease by 0.50% based on The Insiders Select Fund's performance.

                (6) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that The Insiders Select Fund's net expenses do not exceed the amounts indicated above.




                                                    The Insiders Select Fund  19

Example

         This Example illustrates the cost of investing in The Insiders Select Fund over various time periods. It is intended to help you compare the cost of investing in The Insiders Select Fund with the cost of investing in other mutual funds. The Example assumes that:

              o   you invest $10,000 in The Insiders Select Fund;

              o   your investment returns 5% each year;

              o The Insiders Select Fund's operating expenses remain the same.(1)


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         If you sell your shares at the end of each period--

                                                             1 Year       3 Years        5 Years       10 Years
                ---------------------------------------------------------------------------------------------------
                    Class A                                    $709       $1,144        $1,605        $2,877
                ---------------------------------------------------------------------------------------------------
                    Class B                                    $718       $1,080        $1,569        $2,843(2)
                ---------------------------------------------------------------------------------------------------
                    Class C                                    $318         $780        $1,369        $2,964
                ---------------------------------------------------------------------------------------------------

         If you do not sell your shares at the end of each period--(3)

                                                             1 Year       3 Years        5 Years       10 Years
                ---------------------------------------------------------------------------------------------------
                    Class B                                    $218         $780        $1,369        $2,843(2)
                ---------------------------------------------------------------------------------------------------
                    Class C                                    $218         $780        $1,369        $2,964
                ---------------------------------------------------------------------------------------------------

               (1) This Example assumes that net portfolio operating expenses will equal 1.65% for Class A and 2.15% for both Class B and C shares until July 31, 2004, and thereafter will equal 2.17% for Class A and 2.67% for both Class B and C shares.

               (2) Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.

               (3) Class A shares are not shown in this table because generally no CDSC applies to investments of $10,000 in Class A shares. See "How Sales Charges are Calculated" and "Sales Charge Reductions and Waivers."



20  The Insiders Select Fund

Intrinsic Value Portfolio
.................................................................................

RISK/RETURN SUMMARY

Investment Objective

         Capital appreciation.

Principal Strategies

         Under normal market conditions, the Intrinsic Value Portfolio ("Intrinsic Portfolio") invests at least 65% of its total assets in equity securities of companies with market capitalizations (at time of purchase) of more than $10 billion ("large companies") that the Adviser identifies as "value" securities. Within this 65% category, the Intrinsic Portfolio may invest up to 10% of its total assets in equity securities of foreign issuers in the form of ADRs.

         Equity securities consist of common stocks, convertible securities, preferred stocks and ADRs. The convertible securities and preferred stocks in which the Intrinsic Portfolio may invest must be rated at least "investment grade" by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase.

         The Adviser uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, stock price volatility relative to the market, new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

         The weighted average market capitalization of issuers in whose securities the Intrinsic Portfolio invests will vary depending on market conditions. As of June 30, 2003, the weighted average market capitalization of issuers of securities held by the Intrinsic Portfolio was greater than $68 billion.


Principal Risks

         You may lose money by investing in the Intrinsic Portfolio. The Intrinsic Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the Intrinsic Portfolio's NAV, yield and/or total return:

              o   The market value of portfolio securities may decline.

              o A particular strategy may not be executed effectively or otherwise generate the intended result.

              o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

              o Foreign securities may be more volatile than their domestic counterparts, in part because of comparatively higher political and economic risks, lack of reliable information, and the risks that a foreign government may confiscate assets.



                                                   Intrinsic Value Portfolio  21

Who May Want to Invest in the Intrinsic Portfolio

         The Intrinsic Portfolio may be appropriate for investors who:

              o   are investing for the long-term;

              o   want to add a large-cap equity component to their portfolio.

         The Intrinsic Portfolio may not be appropriate for investors who:

              o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.


Performance

         The bar chart and table below illustrate the risks of investing in the Intrinsic Portfolio by showing changes in its performance for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

         The bar chart shows one-year returns for Class A shares of the Intrinsic Portfolio. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

                  Intrinsic Portfolio Annual Total Return (%)(1)


                              1996            14.35
                              1997            31.07
                              1998            15.60
                              1999             0.23
                              2000            20.95
                              2001            (1.57)
                              2002           (17.59)


         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1)The Intrinsic Portfolio's year-to-date return as of June 30, 2003 was 14.23%.

         During the period shown in the bar chart, the highest quarterly return was 17.59% (for the quarter ended June 30, 1997) and the lowest quarterly return was (21.81)% (for the quarter ended September 30, 2002).



22  Intrinsic Value Portfolio

         The table below shows how average annual total returns for Class A, B and C shares of the Intrinsic Portfolio for one year, five years and since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only Class A shares; after-tax returns for other classes will vary. The figures shown in the table reflect all applicable sales charges.


                     Average Annual Total Returns                                         1 Year       5 Years     Since Inception
                     (for the periods ended December 31,  2002)                                                    April 4, 1995
               ------------------------------------------------------------------------------------------------------------------
                     Class A
               ------------------------------------------------------------------------------------------------------------------
                     Return before taxes                                                 (22.13)%       1.44%         9.46%(1)
               ------------------------------------------------------------------------------------------------------------------
                     Return after taxes on distributions                                 (22.33)%       0.16%         7.68%
               ------------------------------------------------------------------------------------------------------------------
                     Return after taxes on distributions and sale of Portfolio shares    (13.58)%       1.08%         7.44%
               ------------------------------------------------------------------------------------------------------------------
                     Class B
               ------------------------------------------------------------------------------------------------------------------
                     Return before taxes                                                 (22.24)%       N/A           -- (2)
               ------------------------------------------------------------------------------------------------------------------
                     Class C
               ------------------------------------------------------------------------------------------------------------------
                     Return before taxes                                                 (18.85)%       2.11%         9.71%
               ------------------------------------------------------------------------------------------------------------------
                     S&P 500 Index (3)                                                   (22.10)%      (0.59)%        9.29%
               ------------------------------------------------------------------------------------------------------------------

               (1) Total return figures for Class A shares reflect the current maximum sales load of 5.50%. Prior to December 24, 1997, the maximum sales load was 4.75%.

               (2) Class B shares commenced operations on January 28, 1998. The average annual total return for Class B shares of the Intrinsic Portfolio for the period from January 28, 1998 through December 31, 2002 was 2.02%. The comparable return for the same period for the S&P 500 Index was (0.60)%.

               (3) Reflects no deduction for fees, expenses or taxes and is not available for investment.




                                                  Intrinsic Value Portfolio  23

Fees and Expenses

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Intrinsic Portfolio.


                      Shareholder Fees (paid directly from your  investment)(1)        Class A     Class B     Class C
               ---------------------------------------------------------------------------------------------------------
                      Maximum sales charge (load) imposed on purchases
                      (as a percentage of offering price)                              5.50%        None        None
               ---------------------------------------------------------------------------------------------------------
                      Maximum deferred sales charge (load)
                      (as a percentage of the lower of purchase or sale price)         None(2)      5.00%(3)   1.00%
               ---------------------------------------------------------------------------------------------------------
                      Sales charge imposed on reinvested dividends                     None         None       None
               ---------------------------------------------------------------------------------------------------------
                      Redemption  fees(4)                                              None         None       None
               ---------------------------------------------------------------------------------------------------------
                      Exchange fees                                                    None         None       None
               ---------------------------------------------------------------------------------------------------------
                      Annual Portfolio Operating Expenses
                      (expenses that are deducted from Portfolio assets)
               ---------------------------------------------------------------------------------------------------------
                      Management Fees                                                  0.75%        0.75%      0.75%
               ---------------------------------------------------------------------------------------------------------
                      Distribution (12b-1) Fees                                        0.25%        0.75%      0.75%
               ---------------------------------------------------------------------------------------------------------
                      Other Expenses                                                   0.93%        0.93%      0.93%
                      (includes a 0.25% shareholder servicing fee)                     -----        -----      -----
               ---------------------------------------------------------------------------------------------------------
                      Total Annual Portfolio Operating Expenses                        1.93%        2.43%      2.43%
                                                                                       -----        -----      ----
               ---------------------------------------------------------------------------------------------------------
                      Fee Waiver                                                      (0.43)%      (0.43)%    (0.43)%
                                                                                      --------      ------     ------
               ---------------------------------------------------------------------------------------------------------
                      Net Expenses(5)                                                  1.50%        2.00%      2.00%
                                                                                       -----        -----      -----
               ---------------------------------------------------------------------------------------------------------


                (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

                (2) You will pay a CDSC of 1% on the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.

                (3) The Class B deferred sales charge declines over time. See "How Sales Charges are Calculated--Class B Shares."

                (4) There is a transaction fee of $7.50 for wiring redemption proceeds.

                (5) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the Intrinsic Portfolio's net expenses do not exceed the amounts indicated above.




24  Intrinsic Value Portfolio

Example

         This Example illustrates the cost of investing in the Intrinsic Portfolio over various time periods. It is intended to help you compare the cost of investing in the Intrinsic Portfolio with the cost of investing in other mutual funds. The Example assumes that:

              o   you invest $10,000 in the Intrinsic Portfolio;

              o   your investment returns 5% each year;

              o the Intrinsic Portfolio's operating expenses remain the same.(1)


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         If you sell your shares at the end of each period--



                                                            1 Year       3 Years      5 Years       10 Years
               ------------------------------------------------------------------------------------------------
                     Class A                                $694         $1,083       $1,497        $2,647
               ------------------------------------------------------------------------------------------------
                     Class B                                $703         $1,017       $1,457        $2,610(2)
               ------------------------------------------------------------------------------------------------
                     Class C                                $303           $717       $1,257        $2,734
               ------------------------------------------------------------------------------------------------

         If you do not sell your shares at the end of each  period-- (3)

                                                            1 Year       3 Years      5 Years       10 Years
               ------------------------------------------------------------------------------------------------
                     Class B                                $203           $717       $1,257        $2,610(2)
               ------------------------------------------------------------------------------------------------
                     Class C                                $203           $717       $1,257        $2,734
               ------------------------------------------------------------------------------------------------


               (1) This Example assumes that net portfolio operating expenses will equal 1.50% for Class A and 2.00% for both Class B and C shares until July 31, 2004 and thereafter will equal 1.93% for Class A and 2.43% for both Class B and Class C shares.

               (2) Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.

                (3) Class A shares are not shown in this table because generally no CDSC applies to investments of $10,000 in Class A shares. See "How Sales Charges are Calculated" and "Sales Charge Reductions and Waivers."




                                                  Intrinsic Value Portfolio   25

Small Cap Value Portfolio
.................................................................................

RISK/RETURN SUMMARY

Investment Objective

         Capital appreciation.

Principal Strategies

         Under normal circumstances, the Small Cap Value Portfolio ("Small Cap Portfolio") will invest at least 80% of its net assets in equity securities of "small companies" that the Adviser identifies as "value" securities. Small companies include companies that have market capitalizations, measured at the time of purchase, that are no more than the upper market capitalization range of the companies that comprise the Russell 2000 Index, or $2 billion, whichever is greater. As of June 30, 2003, the upper market capitalization range of the companies that comprise the Russell 2000 Index was $1.72 billion, which may increase or decrease over time. The Small Cap Portfolio will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. Within this 80% category, the Small Cap Portfolio may invest up to 10% of its net assets in equity securities of foreign issuers in the form of ADRs.

         Equity securities consist of common stocks, convertible securities, preferred stocks and ADRs. The convertible securities and preferred stocks in which the Small Cap Portfolio may invest must be rated at least "investment grade" by an NRSRO at the time of purchase.

         The Adviser uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, stock price volatility relative to the market, new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

         The weighted average market capitalization of issuers in whose securities the Small Cap Portfolio invests will vary depending on market conditions. As of June 30, 2003 the weighted average market capitalization of issuers whose securities were held by the Small Cap Portfolio was approximately $0.76 billion.


Principal Risks

         You may lose money by investing in the Small Cap Portfolio. The Small Cap Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the Small Cap Portfolio's NAV, yield and/or total return:

              o   The market value of portfolio securities may decline.

              o A particular strategy may not be executed effectively or otherwise generate the intended result.

              o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.


26  Small Cap Value Portfolio

              o A small company's stock may decline in value because the company lacks management experience, operating experience, financial resources and product diversification that permit larger companies to adapt to changing market conditions.

              o Small capitalization stocks are susceptible to greater price volatility and therefore may be more difficult to buy or sell at attractive prices than large capitalization stocks.

              o Foreign securities may be more volatile than their domestic counterparts, in part because of comparatively higher political and economic risks, lack of reliable information, and the risks that a foreign government may confiscate assets.

Who May Want to Invest in the Small Cap Portfolio

         The Small Cap Portfolio may be appropriate for investors who:

              o   are investing for the long-term;

              o   want to add a small-cap equity component to their portfolio.

         The Small Cap Portfolio may not be appropriate for investors who:

              o   want to invest only in larger, more established companies;

              o are not willing to take any risk that they may experience share price fluctuations, assume the risks associated with smaller-company stocks or lose money on their investment.



                                                   Small Cap Value Portfolio  27

Performance

         The bar chart and table below illustrate the risks of investing in the Small Cap Portfolio by showing changes in its performance for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

         The bar chart shows one-year returns for Class A shares of the Small Cap Portfolio. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

                  Small Cap Portfolio Annual Total Return (%)(1)

                             1996           15.45
                             1997           32.64
                             1998           (1.41)
                             1999           14.11
                             2000           (0.59)
                             2001           12.30
                             2002          (25.58)

         Past performance, before and after taxes, is not necessarily an indication of future results.

        (1)The Small Cap Portfolio's year-to-date return as of June 30, 2003 was 13.62%.


         During the period shown in the bar chart, the highest quarterly return was 22.04% (for the quarter ended December 31, 1998) and the lowest quarterly return was (26.11)% (for the quarter ended September 30, 1998).


28  Small Cap Value Portfolio

         The table below shows how average annual total returns for Class A, B and C shares of the Small Cap Portfolio for one year, five years and since the date of inception compared to the Russell 2000 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small-size companies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only Class A shares; after-tax returns for other classes will vary. The figures shown in the table reflect all applicable sales charges.

                     Average Annual Total Returns                                                             Since Inception
                     (for the periods ended December 31,  2002)                    1 Year        5 Years      April 3, 1995
              ----------------------------------------------------------------------------------------------------------------
                    Class A
              ----------------------------------------------------------------------------------------------------------------
                    Return before taxes                                            (29.67)%      (2.46)%          7.27%(1)
              ----------------------------------------------------------------------------------------------------------------
                    Return after taxes on distributions                            (31.01)%      (4.53)%          5.36%
              ----------------------------------------------------------------------------------------------------------------
                    Return after taxes on distributions and sale of Portfolio      (17.61)%      (2.52)%          5.47%
                    shares
              ----------------------------------------------------------------------------------------------------------------
                    Class B
              ----------------------------------------------------------------------------------------------------------------
                    Return before taxes                                            (29.71)%      N/A              -- (2)
              ----------------------------------------------------------------------------------------------------------------
                    Class C
              ----------------------------------------------------------------------------------------------------------------
                    Return before taxes                                            (26.91)%      (1.92)%          7.44%
              ----------------------------------------------------------------------------------------------------------------
                    Russell 2000 Index (3)                                         (20.48)%      (1.36)%          6.52%
              ----------------------------------------------------------------------------------------------------------------

              (1) Total return figures for Class A shares reflect the current maximum sales load of 5.50%. Prior to December 24, 1997, the maximum sales load was 4.75%.

              (2) Class B shares commenced operations on January 21, 1998. The average annual total return for Class B shares of the Small Cap Portfolio for the period from January 21, 1998 through December 31, 2002 was (1.42)%. The comparable return for the same period for the Russell 2000 Index was (1.37)%.

              (3) Reflects no deduction for fees, expenses or taxes and is not available for investment.



                                                   Small Cap Value Portfolio  29

Fees and Expenses

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Portfolio.

                     Shareholder Fees (paid directly from your investment)(1)           Class A   Class B    Class C
              ---------------------------------------------------------------------------------------------------------
                     Maximum sales charge (load) imposed on purchases
                     (as a percentage of offering price)                                 5.50%      None        None
              ---------------------------------------------------------------------------------------------------------
                     Maximum deferred sales charge (load)
                     (as a percentage of the lower of purchase or sale price)             None(2)   5.00%(3)    1.00%
              ---------------------------------------------------------------------------------------------------------
                     Sales charge imposed on reinvested dividends                         None      None        None
              ---------------------------------------------------------------------------------------------------------
                     Redemption fees(4)                                                   None      None        None
              ---------------------------------------------------------------------------------------------------------
                     Exchange fees                                                        None      None        None
              ---------------------------------------------------------------------------------------------------------
                     Annual Portfolio Operating Expenses
                     (expenses that are deducted from Portfolio assets)
              ---------------------------------------------------------------------------------------------------------
                     Management Fees                                                     0.75%      0.75%      0.75%
              ---------------------------------------------------------------------------------------------------------
                     Distribution (12b-1) Fees                                           0.25%      0.75%      0.75%
              ---------------------------------------------------------------------------------------------------------
                     Other Expenses
                     (includes a 0.25% shareholder servicing fee)                        0.98%      0.98%      0.98%
                                                                                         -----      -----      -----
              ---------------------------------------------------------------------------------------------------------
                     Total Annual Portfolio Operating Expenses                           1.98%      2.48%      2.48%
                                                                                         -----      -----      -----
              ---------------------------------------------------------------------------------------------------------
                     Fee Waiver                                                         (0.28)%    (0.28)%    (0.28)%
                                                                                        -------    -------    -------
              ---------------------------------------------------------------------------------------------------------
                     Net Expenses(5)                                                     1.70%      2.20%      2.20%
                                                                                         -----      -----      -----
              ---------------------------------------------------------------------------------------------------------

               (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

               (2) You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.

               (3) The Class B deferred sales charge declines over time. See "How Sales Charges are Calculated-- Class B Shares."

               (4) There is a transaction fee of $7.50 for wiring redemption proceeds.

               (5) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the Small Cap Portfolio's net expenses do not exceed the amounts indicated above.


30  Small Cap Portfolio

Example

         This Example illustrates the cost of investing in the Small Cap Portfolio over various time periods. It is intended to help you compare the cost of investing in the Small Cap Portfolio with the cost of investing in other mutual funds. The Example assumes that:

               o    you invest $10,000 in the Small Cap Portfolio;

               o    your investment returns 5% each year;


               o the Small Cap Portfolio's operating expenses remain the same.(1)


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         If you sell your shares at the end of each period--

                          1 Year       3 Years      5 Years      10 Years
              ----------------------------------------------------------------
              Class A        $713         $1,112       $1,534       $2,708
              ----------------------------------------------------------------
              Class B        $723         $1,046       $1,495       $2,672 (2)
              ----------------------------------------------------------------
              Class C        $323           $746       $1,295       $2,795
              ----------------------------------------------------------------

         If you do not sell your shares at the end of each period--  (3)

                          1 Year       3 Years      5 Years      10 Years
              ----------------------------------------------------------------

              Class B        $223          $746       $1,295       $2,672 (2)

              ----------------------------------------------------------------
              Class C        $223          $746       $1,295       $2,795
              ----------------------------------------------------------------

               (1) This Example assumes that net portfolio operating expenses will equal 1.70% for Class A and 2.20% for both Class B and C shares until July 31, 2004, and thereafter will equal 1.98% for Class A and 2.48% for both Class B and C shares.

               (2) Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.

               (3) Class A shares are not shown in this table because generally no CDSC applies to investments of $10,000 in Class A shares. See "How Sales Charges are Calculated" and "Sales Charge Reductions and Waivers."


                                                         Small Cap Portfolio  31

Alpha Growth Portfolio
.................................................................................

RISK/RETURN SUMMARY

Investment Objective

         Capital appreciation.

Principal Strategies

         Under normal circumstances, the Alpha Growth Portfolio will invest substantially all of its assets in equity securities selected by one or more growth models.

         Generally, these growth models identify equity securities having the following characteristics:

              o   High projected earnings for the next three to five years;

              o   Positive earnings momentum;

              o   Positive price momentum; and

              o   Reasonable valuation metrics.

         The Portfolio typically will hold 40-60 securities selected by these models. At least once a year, the Adviser will reapply these models (a "regeneration"), which usually results in changes in Portfolio holdings. The model may change from time to time, depending on the Adviser's ongoing research efforts.

         When the Adviser regenerates the Portfolio's holdings, each equity security identified by a particular model will be allocated an equal amount of the Portfolio's assets. Generally, the Portfolio will purchase securities on a pro rata basis when it receives cash from new investments in Portfolio shares and it will sell securities on a pro rata basis when required to raise cash to meet redemptions.

         Because the Alpha Growth Portfolio may not invest more than 25% of its total assets in the securities of issuers in the same industry (excluding U.S. government securities), the Adviser will be required to deviate from its principal investment strategy if, upon regenerating the Portfolio, the securities selected would result in more than 25% of the Portfolio's total assets being invested in a single industry.

         The Portfolio may invest in equity securities with any market capitalization, except as may be determined by particular models established by the Adviser.

         If the Adviser determines that earnings or other factual criteria that form the basis for identifying an equity security in a particular model are false or incorrect, it may replace that security with another investment that does meet the criteria.

         The Portfolio may sell a security prior to a regeneration if the Adviser idendtifies one or more "red flags." These red flags include:
         (i) restatement of financials; (ii) merger announcements; (iii) bankruptcy; (iv) corporate actions; and (v) the loss by a security of 50% of its market value (together with all dividends earned thereon) from the latter of its date of purchase or its last regeneration. The Portfolio will generally invest the proceeds of any such sales pro rata in additional shares of the remaining securities that it holds.


32  Alpha Growth Portfolio

Principal Risks


         There can be no assurance of the success of any investment decision model. You may lose money by investing in the Alpha Growth Portfolio. The Alpha Growth Portfolio is also subject to the following principal risks. Some or all of these risk factors may affect the Alpha Growth Portfolio's NAV, yield and/or total return:

              o   The model may select equity securities that decrease in value.

              o Small- or middle-capitalization company stocks are susceptible to greater price volatility and therefore may be more difficult to buy or sell at attractive prices than large capitalization stocks.

              o A small- or middle-capitalization company's stock may decline in value because, among other reasons, the company lacks the management experience, operating experience, financial resources or product diversification that permit larger companies to adapt to changing market conditions.

              o The Alpha Growth Portfolio may continue to hold equity securities that a model initially selected, even if circumstances subsequently change so that the equity security would no longer qualify under that model. The Portfolio also may purchase securities that would no longer qualify under a model if the Portfolio receives new assets resulting from the purchase of shares before the next regeneration. Consequently, the Portfolio may continue to hold and purchase securities that fit the Portfolio's growth models at the time those models were applied until the next regeneration (typically once a year) even though these securities may no longer exhibit growth characteristics or be considered "growth stocks" under commonly applied standards.

              o Regeneration of the Portfolio may result in the sale of equity securities that have recently performed well, and may increase investments with relatively lower historical returns.

              o The Adviser's selection of criteria for particular models may be out of favor with the market, or the market may change after the Adviser has applied particular models.

         The Alpha Growth Portfolio is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make the Alpha Growth Portfolio more susceptible to price changes of securities of a particular issuer. In addition, because none of the models used by the Portfolio screens for sectors or industries, subject to the 25% industry concentration limit noted above, the Portfolio may be more heavily concentrated in a specific industry or sector than would a portfolio that took sector and/or industry weightings into consideration. Therefore, although the Portfolio uses the S&P 500 Index as its benchmark, its concentration in specific industries and sectors, as well as its returns, may differ significantly from those of its benchmark.



                                                     Alpha Growth Portfolio   33

Who May Want to Invest in the Alpha Growth Portfolio

         The Alpha Growth Portfolio may be appropriate for investors who:

              o   are investing for the long-term;

              o   are seeking an equity component for their portfolio.

         The Alpha Growth Portfolio may not be appropriate for investors who:

              o are not willing to take any risk that they may experience share price fluctuations, assume the risks associated with equity securities selected by quantitative models rather than by fundamental analysis, or lose money on their investment;

              o are seeking preservation of capital as an important investment objective.

Performance

         The bar chart and table below illustrate the risks of investing in the Alpha Growth Portfolio by showing changes in its performance for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

         The bar chart shows one-year returns for Class A shares of the Alpha Growth Portfolio. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

                Alpha Growth Portfolio Annual Total Return (%)(1)

                              1998         33.64
                              1999         26.30
                              2000        (13.80)
                              2001          2.93
                              2002        (10.26)

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1) The Alpha Growth Portfolio's year-to-date return as of June 30, 2003 was 8.51%.

         During the period shown in the bar chart, the highest quarterly return was 32.75% (for the quarter ended December 31, 1998) and the lowest quarterly return was (13.10)% (for the quarter ended September 30, 2002).

         Prior to August 1, 2002, the Alpha Growth Portfolio was known as the Focus List Portfolio and employed a different principal investment strategy. Accordingly, historical performance prior to this time does not indicate how the Alpha Growth Portfolio will perform. You should not decide to invest in the Alpha Growth Portfolio based on performance prior to August 1, 2002.


34 Alpha Growth Portfolio

         The table below shows how average annual total returns for Class A, B and C shares of the Alpha Growth Portfolio for one year, five years and since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only Class A shares; after-tax returns for other classes will vary. The figures shown in the table reflect all applicable sales charges.

                   Average Annual Total Returns                                                  Since Inception
                   (for the periods ended December 31, 2002)             1 Year     5 Years     December 29, 1997
               ------------------------------------------------------------------------------------------------------
                   Class A
               ------------------------------------------------------------------------------------------------------
                   Return before taxes                                   (15.17)%     4.89%         4.89%
               ------------------------------------------------------------------------------------------------------
                   Return after taxes on distributions                   (15.17)%     4.88%         4.87%
               ------------------------------------------------------------------------------------------------------
                   Return after taxes on distributions and sale of
                   Portfolio shares                                       (9.32)%     3.98%         3.97%
               ------------------------------------------------------------------------------------------------------
                   Class B
               ------------------------------------------------------------------------------------------------------
                   Return before taxes                                   (15.17)%     5.21%         5.36%
               ------------------------------------------------------------------------------------------------------
                   Class C
               ------------------------------------------------------------------------------------------------------
                   Return before taxes                                   (11.54)%     5.54%         5.54%
               ------------------------------------------------------------------------------------------------------
                   S&P 500 Index(1)                                      (22.10)%    (0.59)%        0.13%
               ------------------------------------------------------------------------------------------------------

                (1) Reflects no deduction for fees, expenses or taxes and is not available for investment.



                                                      Alpha Growth Portfolio  35

Fees and Expenses

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Alpha Growth Portfolio.


                    Shareholder Fees (paid directly from your investment)(1)        Class A       Class B      Class C
               -----------------------------------------------------------------------------------------------------------
                    Maximum sales charge (load) imposed on purchases
                    (as a percentage of offering price)                               5.50%        None          None
               -----------------------------------------------------------------------------------------------------------
                    Maximum deferred sales charge (load)
                    (as a percentage of the lower of purchase or sale price)           None(2)      5.00%(3)     1.00%
               -----------------------------------------------------------------------------------------------------------
                    Sales charge imposed on reinvested dividends                       None         None         None
               -----------------------------------------------------------------------------------------------------------
                    Redemption fees(4)                                                 None         None         None
               -----------------------------------------------------------------------------------------------------------
                    Exchange fees                                                      None         None         None
               -----------------------------------------------------------------------------------------------------------
                    Annual Portfolio Operating Expenses
                    (expenses that are deducted from Portfolio assets)
               -----------------------------------------------------------------------------------------------------------
                    Management Fees                                                   0.65%          0.65%        0.65%
               -----------------------------------------------------------------------------------------------------------
                    Distribution (12b-1) Fees                                         0.25%          0.75%        0.75%
               -----------------------------------------------------------------------------------------------------------
                    Other Expenses
                    (includes a 0.25% shareholder servicing fee)                      1.06%          1.06%        1.06%
                                                                                      -----          -----        ------
               -----------------------------------------------------------------------------------------------------------
                    Total Annual Portfolio Operating Expenses                         1.96%          2.46%        2.46%
                                                                                      -----          -----        ------
               -----------------------------------------------------------------------------------------------------------
                    Fee Waiver and Expense Reimbursements                            (0.56)%        (0.56)%      (0.56)%
                                                                                      -----          -----        ------
               -----------------------------------------------------------------------------------------------------------
                    Net Expenses(5)                                                   1.40%          1.90%        1.90%
                                                                                      -----          -----        ------
               -----------------------------------------------------------------------------------------------------------

                  (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

                  (2) You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.

                  (3) The Class B deferred sales charge declines over time. See "How Sales Charges are Calculated--Class B Shares."

                  (4) There is a transaction fee of $7.50 for wiring redemption proceeds.

                  (5) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the Alpha Growth Portfolio's net expenses do not exceed the amounts indicated above.



36 Alpha Growth Portfolio

Example

         This Example illustrates the cost of investing in the Alpha Growth Portfolio over various time periods. It is intended to help you compare the cost of investing in the Alpha Growth Portfolio with the cost of investing in other mutual funds. The example assumes that:

              o   you invest $10,000 in the Alpha Growth Portfolio;

              o   your investment returns 5% each year;

              o The Alpha Growth Portfolio's operating expenses remain the same.(1)

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         If you sell your shares at the end of each period--


                                              1 Year               3 Years            5 Years           10 Years
              ------------------------ --------------------- ------------------ ------------------- ------------------
                  Class A                      $685               $1,080             $1,500               $2,667
              ------------------------ --------------------- ------------------ ------------------- ------------------
                  Class B                      $693               $1,013             $1,460              $2,630(2)
              ------------------------ --------------------- ------------------ ------------------- ------------------
                  Class C                      $293                 $713             $1,260               $2,754
              ------------------------ --------------------- ------------------ ------------------- ------------------

         If you do not sell your shares at the end of each period--  (3)

                                              1 Year               3 Years            5 Years            10 Years
              ------------------------ --------------------- ------------------ ------------------- ------------------
                  Class B                      $193                 $713             $1,260               $2,630(2)
              ------------------------ --------------------- ------------------ ------------------- ------------------
                  Class C                      $193                 $713             $1,260               $2,754
              ------------------------ --------------------- ------------------ ------------------- ------------------

            (1) This Example assumes that net portfolio operating expenses will equal 1.40% for Class A and 1.90% for both Class B and C shares until July 31, 2004, and thereafter will equal 1.96% for Class A and 2.46% for both Class B and C shares.

            (2) Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.

            (3) Class A shares are not shown in this table because generally no CDSC applies to investments of $10,000 in Class A shares. See "How Sales Charges are Calculated" and "Sales Charge Reductions and Waivers."


                                                       Alpha Growth Portfolio 37

International Equity Portfolio
.................................................................................

RISK/RETURN SUMMARY

Investment Objective

         Long-term capital appreciation.

Principal Strategies

         Under normal circumstances, the International Equity Portfolio will invest at least 80% of its net assets in equity securities of foreign companies. Foreign securities include equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States, including common stock, preferred stock, depositary receipts for stock, and other securities having the characteristics of stock (such as an equity or ownership interest in a company). The International Equity Portfolio will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

         The International Equity Portfolio's investments may be denominated in U.S. dollars, foreign currencies or multinational currency units.

         Under normal market conditions, the International Equity Portfolio invests in the securities of companies located in at least three countries outside of the United States. The International Equity Portfolio expects to invest a substantial portion of its assets in the securities of issuers located in Australia, Canada, Japan, New Zealand and the developed countries of Western Europe.

         In selecting investments for the International Equity Portfolio, Marvin & Palmer Associates, Inc., the International Equity Portfolio's investment sub-adviser (the "Sub-Adviser"), evaluates whether a particular country's securities markets have higher-than-average potential for capital appreciation. The Sub-Adviser will then seek out companies with strong fundamental characteristics, including solid management, sound balance sheets and the potential for positive earnings growth.

         The International Equity Portfolio also may invest in the securities of issuers located in countries that are considered to be emerging or developing ("emerging countries") by the World Bank, the International Finance Corporation, or the United Nations and its authorities. These countries are located primarily in Africa, Asia (ex-Japan), the Caribbean islands, Latin America, the Middle East and certain parts of Europe (Cyprus, the Czech Republic, Estonia, Greece, Hungary, Poland, Russia, Slovakia and Turkey).

         A company is considered to be an emerging country issuer if any of the following apply:

            o     Its securities are principally traded in an emerging country.

            o It derives at least 50% of its total revenue from (a) providing goods or services in emerging countries or (b) sales made in emerging countries.

            o It maintains 50% or more of its assets in one or more emerging countries.

            o It is organized under the laws of, or has a principal office in, an emerging country.

38 International Equity Portfolio

         Foreign Currency Hedging--Use of Forward Foreign Exchange Contracts. The International Equity Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging purposes. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. When the Sub-Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the International Equity Portfolio may enter into a forward sale contract by selling an amount of that foreign currency up to 95% of the value of the Portfolio's securities denominated in such foreign currency.

         The International Equity Portfolio may enter into a forward contract for any of the following reasons:

              o To "lock in" the U.S. dollar price of a security denominated in a foreign currency (transaction hedge).

              o To protect against an anticipated decline in the foreign currency in which a portfolio security is denominated against the U.S. dollar (position hedge).

              o To protect against an anticipated decline in the foreign currency in which a portfolio security is denominated against another foreign currency (cross hedge).


Principal Risks

         You may lose money by investing in the International Equity Portfolio. The International Equity Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the International Equity Portfolio's NAV, yield and/or total return:


              o   The market value of portfolio securities may decline.

              o A particular strategy may not be executed effectively or otherwise generate the intended result.

              o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

              o Foreign securities may be more volatile than their domestic counterparts, in part because of comparatively higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may confiscate assets, restrict the ability to exchange currency or restrict the delivery of securities.

              o The value of the International Equity Portfolio's investment in forward contracts may suffer from unanticipated changes in currency prices.

              o Foreign securities issued in emerging countries generally are more volatile than securities issued in established markets because the securities markets in these countries have comparatively less trading volume and fewer participants.

              o Inefficient settlement procedures in emerging countries may cause the International Equity Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities.

              o Issuers in emerging countries typically are subject to less government regulation than their counterparts in the United States or in other developed countries.

                                               International Equity Portfolio 39

Who May Want to Invest in the International Equity Portfolio

         The International Equity Portfolio may be appropriate for investors who:

                  o     are investing for the long-term;

                  o want to add an international equity component to their portfolio.

         The International Equity Portfolio may not be appropriate for investors who:

                  o are not willing to accept the risks associated with foreign securities markets or currency fluctuation;

                  o are not willing to take any risk that they may experience share price fluctuations, assume the risks associated with foreign stocks or lose money on their investment.

Performance

         The bar chart and table below illustrate the risks of investing in the International Equity Portfolio by showing its performance for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

         The bar chart shows one-year returns for Class A shares of the International Equity Portfolio. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

            International Equity Portfolio Annual Total Return (%)(1)

                              1998             25.86
                              1999             81.89
                              2000            (21.27)
                              2001            (29.92)
                              2002            (24.36)

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1)The International Equity Portfolio's year-to-date return as of June 30, 2003 was 1.97%.

         During the period shown in the bar chart, the highest quarterly return was 60.15% (for the quarter ended December 31, 1999) and the lowest quarterly return was (16.91)% (for the quarter ended September 30, 2002).


40 International Equity Portfolio

         The table below shows how average annual total returns for Class A, B and C shares of the International Equity Portfolio for one year, five years and since the date of inception compared to the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"), a broad-based unmanaged index that represents the general performance of common stocks of issuers located in developed countries in Europe and the Pacific Basin, weighted by each component country's market capitalization. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only Class A shares; after-tax returns for other classes will vary. The figures shown in the table reflect all applicable sales charges.


                     Average Annual Total Returns                                                            Since Inception
                     (for the periods ended December 31, 2002)                      1 Year      5 Years    December 29, 1997
                ----------------------------------------------------------------------------------------------------------------
                    Class A
                ----------------------------------------------------------------------------------------------------------------
                    Return before taxes                                             (28.52)%      (2.03)%         (2.02)%
                ----------------------------------------------------------------------------------------------------------------
                    Return after taxes on distributions                             (28.52)%      (2.15)%         (2.15)%
                ----------------------------------------------------------------------------------------------------------------
                    Return after taxes on distributions and sale of Portfolio       (17.51)%      (1.57)%         (1.57)%
                    shares
                ----------------------------------------------------------------------------------------------------------------
                    Class B
                ----------------------------------------------------------------------------------------------------------------
                    Return before taxes                                             (28.55)%      (1.81)%         (1.61)%
                ----------------------------------------------------------------------------------------------------------------
                    Class C
                ----------------------------------------------------------------------------------------------------------------
                    Return before taxes                                             (25.54)%      (1.42)%         (1.42)%
                ----------------------------------------------------------------------------------------------------------------
                    MSCI EAFE Index(1)                                              (15.66)%      (2.61)%         (2.19)%
                ----------------------------------------------------------------------------------------------------------------

                  (1) Reflects no deduction for fees, expenses or taxes and is not available for investment.


                                               International Equity Portfolio 41

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Portfolio.


              Shareholder Fees (paid directly from your investment)(1)                 Class A      Class B      Class C
         -------------------------------------------------------------------------------------------------------------------
              Maximum sales charge (load) imposed on purchases (as a percentage of
              offering price)                                                           5.50%     None        None
         -------------------------------------------------------------------------------------------------------------------
              Maximum deferred sales charge (load)
              (as a percentage of the lower of purchase or sale price)                 None(2)    5.00%(3)   1.00%
         -------------------------------------------------------------------------------------------------------------------
              Sales charge imposed on reinvested dividends                             None       None        None
         -------------------------------------------------------------------------------------------------------------------
              Redemption fees(4)                                                        1.00%     1.00%      1.00%
              (as a percentage of total redemption proceeds)
         -------------------------------------------------------------------------------------------------------------------
              Exchange fees                                                            None       None        None
         -------------------------------------------------------------------------------------------------------------------
              Annual Portfolio Operating Expenses
              (expenses that are deducted from Portfolio assets)
         -------------------------------------------------------------------------------------------------------------------
              Management Fees                                                           1.00%     1.00%      1.00%
         -------------------------------------------------------------------------------------------------------------------
              Distribution (12b-1) Fees                                                 0.25%     0.75%      0.75%
         -------------------------------------------------------------------------------------------------------------------
              Other Expenses
              (includes a 0.25% shareholder servicing fee)                              1.07%     1.07%      1.07%
                                                                                        -----     -----      -----
         -------------------------------------------------------------------------------------------------------------------
              Total Annual Portfolio Operating Expenses                                 2.32%     2.82%      2.82%
                                                                                        -----     -----      -----
         -------------------------------------------------------------------------------------------------------------------
              Fee Waiver and Expense Reimbursements                                    (0.57)%   (0.57)%    (0.57)%
                                                                                       -------   -------    -------
         -------------------------------------------------------------------------------------------------------------------
              Net Expenses(5)                                                           1.75%     2.25%      2.25%
                                                                                        -----     -----      -----
         -------------------------------------------------------------------------------------------------------------------

         (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

         (2) You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.

         (3) The Class B deferred sales charge declines over time. See "How Sales Charges are Calculated--Class B Shares."

         (4) The redemption fee will apply to shares you purchase and hold for 60 days or less. See the section entitled "Additional Information About Redemptions" for more information on when this fee will apply. Also, there is a transaction fee of $7.50 for wiring redemption proceeds.

         (5) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the International Equity Portfolio's net expenses do not exceed the amounts indicated above.


42 International Equity Portfolio

Example

         This Example illustrates the cost of investing in the International Equity Portfolio over various time periods. It is intended to help you compare the cost of investing in the International Equity Portfolio with the cost of investing in other mutual funds. The Example assumes that:

               o    you invest $10,000 in the International Equity Portfolio;

               o    your investment returns 5% each year;

               o the International Equity Portfolio's operating expenses remain the same.(1)


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         If you sell your shares at the end of each period--


                                              1 Year             3 Years            5 Years           10 Years
         -----------------------------------------------------------------------------------------------------------
               Class A                           $718                $1,183            $1,673         $3,018
         -----------------------------------------------------------------------------------------------------------
               Class B                           $728                $1,120            $1,639         $2,987(2)
         -----------------------------------------------------------------------------------------------------------
               Class C                           $328                  $820            $1,439         $3,106
         -----------------------------------------------------------------------------------------------------------

         If you do not sell your shares at the end of each  period-- (3)

                                              1 Year             3 Years            5 Years           10 Years
         -----------------------------------------------------------------------------------------------------------
               Class B                           $228                  $820            $1,439        $2,987(2)
         -----------------------------------------------------------------------------------------------------------
               Class C                           $228                  $820            $1,439         $3,106
         -----------------------------------------------------------------------------------------------------------

         (1) This Example assumes that net portfolio operating expenses will equal 1.75% for Class A and 2.25% for both Class B and C shares until July 31, 2004, and thereafter will equal 2.32% for Class A and 2.82% for both Class B and C shares.

         (2) Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.

         (3) Class A shares are not shown in this table because generally no CDSC applies to investments of $10,000 in Class A shares. See "How Sales Charges are Calculated" and "Sales Charge Reductions and Waivers."


                                               International Equity Portfolio 43

INVESTMENTS

Principal Investment Strategies -- Additional Information

      S&P STARS and S&P STARS Opportunities Portfolios (the "STARS Portfolios")

         S&P introduced STARS in January 1987. Since 1993, on average, each STARS category has consisted of approximately the number of stocks shown below. Rankings may change frequently as S&P analysts evaluate developments affecting individual securities and the markets.

                  STARS Category                   Number of Stocks
                 ----------------------------------------------------------
                  Five-STARS                              94
                 ----------------------------------------------------------
                  Four-STARS                             349
                 ----------------------------------------------------------
                  Three-STARS                            540
                 ----------------------------------------------------------
                  Two-STARS                               49
                 ----------------------------------------------------------
                  One-STARS                               24
                 ----------------------------------------------------------

         To evaluate the performance of stocks in the various categories, and thus the performance of its analysts, STARS initially gives equal weight by dollar amount to each stock, does not rebalance the portfolio based on changes in values or rankings and does not reflect dividends or transaction costs. While the performance of S&P STARS categories cannot be used to predict actual results, S&P believes it is useful in evaluating its analysts. The pool of S&P analysts changes and their past performance does not necessarily predict future results of the S&P STARS-ranked stocks or either STARS Portfolio. From January 1, 1987 through April 30, 2003:

            o The S&P 500 Index (measured on a total return basis, without dividend reinvestment) increased by 278.63%. During this period, the average dividend yield of securities included in the S&P 500 Index was 2.53% and the average dividend yield of five-STARS stocks was 1.38%.

            o The ranked stocks experienced the following changes in value:

                  STARS Category            Percentage change in value
                -----------------------------------------------------------
                  Five-STARS                             922.45%
                -----------------------------------------------------------
                  Four-STARS                             435.83%
                -----------------------------------------------------------
                  Three-STARS                            259.28%
                -----------------------------------------------------------
                  Two-STARS                              150.84%
                -----------------------------------------------------------
                  One-STARS                             (40.47)%
                -----------------------------------------------------------

         The returns above are those of the STARS categories indicated and not those of either Portfolio. You should bear in mind that this information means only that, over the long-term, five-STARS stocks have significantly outperformed lower-ranked stocks and that one-STARS stocks have significantly underperformed the higher-ranked stocks. Performance of any STARS category is not indicative of the future returns of either Portfolio. You should not use this information to predict whether past results will occur in the future or the actual performance of a particular category.

         STARS' performance has been more volatile than that of conventional indices such as the Dow Jones Industrial Average and the S&P 500 Index. In addition, the performance of five-STARS and one-STARS stocks has not borne a consistent relationship to each other or to the performance of the S&P 500 Index, as shown below. Both STARS Portfolios are actively managed and their performance will depend primarily on the Adviser's investment decisions. There is no guarantee that either STARS Portfolio will achieve its investment objective or outperform its benchmark index. Both STARS Portfolios will incur transaction and other costs, including management and distribution fees, that are not reflected in the information shown below.

             Relative Performance Rankings (1 = highest performance)

         1996               1997              1998               1999               2000              2001                2002
------------------------------------------------------------------------------------------------------------------------------------
1 Five-STARS stocks  Five-STARS stocks Five-STARS stocks  Five-STARS stocks  Five-STARS stocks One-STARS stocks   Three-STARS stocks
------------------------------------------------------------------------------------------------------------------------------------
2 S&P 500 Index      S&P 500 Index     S&P 500 Index      S&P 500 Index      S&P 500 Index     Five-STARS stocks  Four-STARS stocks
------------------------------------------------------------------------------------------------------------------------------------
3 One-STARS stocks   One-STARS stocks  One-STARS stocks   One-STARS stocks   One-STARS stocks  S&P 500 Index      S&P 500 Index
------------------------------------------------------------------------------------------------------------------------------------

         Neither STARS Portfolio is required to sell a security whose STARS ranking has been downgraded. The S&P STARS Opportunities Portfolio need not sell a security whose market capitalization increases beyond the initial market capitalization criteria considered when first investing in a security. Also, these Portfolios need not terminate a "short" position if a one-STARS security's STARS ranking has been upgraded. In addition, if S&P downgrades a security held by either STARS Portfolio to four-STARS from five-STARS, either of the Portfolios may purchase additional shares of that security without limitation, as if that security were ranked five-STARS. Similarly, if S&P upgrades a shorted security from one-STARS to two-STARS, either of these Portfolios may sell short additional shares of that security without limitation, as if that security were ranked one-STARS.

         For purposes of calculating the 85% of total assets that the S&P STARS Portfolio will invest pursuant to its principal investment strategy, "total assets" will not include the Portfolio's investment in money market instruments to maintain liquidity.

         For purposes of calculating the 75% of total assets that the S&P STARS Opportunities Portfolio will invest pursuant to its principal investment strategy, "total assets" will not include the Portfolio's investment in money market instruments to maintain liquidity.

         "Standard & Poor's(R)," "S&P(R)" and "STARS(R)" are trademarks of Standard & Poor's and have been licensed for use by Bear, Stearns & Co. Inc. Neither STARS Portfolio is sponsored, managed, advised, sold or promoted by S&P.


      The Insiders Select Fund

         The Adviser believes that collecting, classifying and analyzing legally required reports of corporate insider transactions provides valuable investment management information, because these insiders are in the best position to understand their companies' near-term prospects. Corporate insiders trade their company's stock for various reasons. Some transactions are unrelated to the future of the company, such as the sale of stock to buy a home or finance a child's college education, tax planning or token purchases to signal confidence in the company. Other transactions, however, are related directly to the insider's beliefs about the near-term price expectations for the company's stock. An insider who exercises long-term options early for small profits may believe that the stock soon will decline. Insiders who exercise options, hold the stock, and buy in the open market probably believe that the stock soon will rise. Clusters of insiders making substantial buys or sells may indicate broad agreement within a firm as to the direction of the stock's price.

         Financial analysts employ a number of research tools to learn more about the companies they follow, including visits to the company and in-depth discussions with management. Successful analysts learn to interpret management's words and actions. Management may use discussions with certain analysts to signal its views to the market. The Adviser also believes that revisions in analysts' earnings and ratings predictions may indicate a stock's future returns.

         A company must routinely decide whether to maintain or change its dividend policy, buy its own stock in the open market or issue new securities. From time to time the company may decide that its stock is undervalued, providing an opportunity to buy back the stock in the open market. By contrast, a company's decision to sell securities may indicate that the company believes that its stock has reached a near-term high, a possible sell signal.


      Alpha Growth Portfolio

         About model investing: The Adviser employs a quantitative approach to selecting Portfolio securities by developing and historically testing growth models.

         This approach differs from conventional portfolio management in that generally, the Adviser strictly adheres to underlying models in selecting portfolio securities. In unusual circumstances, the Adviser may deviate from the model.

         Strong price momentum: At the time of purchase, all Portfolio securities selected will usually have extremely high 6-month price appreciation. Generally this means that they will be in the upper decile of all securities in the universe when ranked by 6-month price appreciation.

         High 3-5 year earnings forecasts: At the time of purchase, many of the Portfolio securities selected will have high 3-5 year forecasted earnings per share ("EPS") growth rates. Generally this means they will be in the upper quartile of all securities in the universe when ranked by forecasted EPS growth rates.

         Compelling valuation metrics: At the time of purchase, all of the Portfolio securities selected will have price-to-sales ratios under 10 or price/earnings ("PE") ratios below 100.

         The Alpha Growth Portfolio may experience a turnover rate exceeding 100% annually. This may result in higher capital gains distributions, which would increase your tax liability. Frequent trading may also increase the Portfolio's costs which would affect the Portfolio's performance over time.


Investments and Techniques

         Set forth below are some of the investments and techniques the Portfolios may, if permitted by their investment policies, use to achieve their investment objectives. In addition, a Portfolio may engage in transactions not described below as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the Portfolios' statement of additional information ("SAI").

            o ADRs are receipts for the foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.

            o Asset-backed securities have a structure that is similar to mortgage-related securities (see below). The collateral for these securities includes home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

            o Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. Convertible securities are characterized by higher yields than common stocks, but lower yields than comparable non-convertible securities, less price fluctuation than the underlying common stock since they have fixed income characteristics, and potential for capital appreciation if the market price of the underlying common stock increases.

            o Debt securities, including bills, bonds, and notes, represent money borrowed that must be repaid, usually having a fixed amount, a specific maturity date or dates, and a specific rate of interest (or formula for determining the interest rate) or an original purchase discount.

            o Equity securities include foreign and domestic common or preferred stocks, rights and warrants.

            o Mortgage-related securities represent interests in pools of mortgage loans made by lenders like savings and loan institutions, mortgage bankers, commercial banks and others.

            o REITs (real estate investment trusts) are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT may increase or decrease based on changes in the value of the underlying properties or mortgage loans.

            o Short sales. In a short sale, a Portfolio sells a security it does not own anticipating that the price will decline. To complete a short sale, the Portfolio must borrow the security to make delivery and must then replace the security borrowed by buying it at the prevailing market price, which may be higher or lower than the price at which the Portfolio sold the security short. Short sales involve leverage, which may involve substantial gains or losses.

Other Investment Strategies

            o Temporary defensive measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means a Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause a Portfolio to fail to meet its investment objective.

               For temporary defensive purposes, each Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities, repurchase agreements or U.S. or foreign money market instruments.

               For temporary defensive purposes, the International Equity Portfolio may hold foreign currencies or multinational currency units.

            o Securities lending. Each Portfolio may lend its portfolio securities with a value of up to 33-1/3% of its total assets. These loans must be secured continuously by cash, cash equivalents, or U.S. government securities equal in value to that of the loaned securities. The Portfolios may make up to 50% of these loans to affiliates of the Adviser. The Portfolios have appointed Custodial Trust Company ("CTC"), an affiliate of the Adviser, as securities lending agent. For its services, CTC receives a portion of the revenue that the Portfolios earn on these loans.

            o Uninvested cash and cash collateral. Each Portfolio may invest uninvested cash and cash collateral from securities lending transactions ("Uninvested Cash") in shares of the Prime Money Market Portfolio, another series of The Bear Stearns Funds, to the extent that the Portfolio's aggregate investment of Uninvested Cash in the Prime Money Market Portfolio does not exceed 25% of the Portfolio's total assets.

               Each Portfolio's acquisition of shares of the Prime Money Market Portfolio is subject to the following conditions: (a) the Prime Money Market Portfolio continues to operate as a money market fund in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended; and (b) the Prime Money Market Portfolio will invest only in high quality, U.S. dollar-denominated short-term liquid instruments, including: U.S. government obligations; commercial paper, notes, certificates of deposit, banker's acceptances; repurchase agreements; floating and variable rate securities; time deposits and instruments issued or backed by U.S. or foreign banks or savings institutions with total assets of at least $1 billion at the time of purchase; and U.S. dollar-denominated foreign securities.

            o Portfolio turnover. The Adviser or Sub-Adviser, as relevant, may trade actively to achieve a Portfolio's goals. Emerging country markets are especially volatile and may result in more frequent trading. High portfolio turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Portfolio's shareholders.

          The SAI describes each Portfolio's investment strategies in more detail.


RISK FACTORS

         As with all mutual funds, investing in the Portfolios involves certain risks. There is no guarantee that a Portfolio will meet its investment objective. You can lose money by investing in a Portfolio if you sell your shares after it declines in value below your original cost. There is never any assurance that a Portfolio will perform as it has in the past.

         The Portfolios may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolios are subject to certain limitations and restrictions on their investments, which are also described in the SAI.

          Each Portfolio is subject to the following principal risks, except as noted.

General Risks

            o Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security or a particular sector.

            o Management risk is the risk that the portfolio manager's investment strategy may not produce the intended results. Management risk also involves the possibility that the portfolio manager fails to execute an investment strategy effectively.


Risks of Equity Securities

            o Equity risk is the risk that a security's value will fluctuate in response to events affecting an issuer's profitability or viability. Unlike debt securities, which have a superior claim to a company's assets in case of liquidation, equity securities benefit from a company's earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders, and bondholders have a superior claim to the company's assets in the event of bankruptcy.


Risks of Hedging or Leverage Transactions

            o Correlation risk. Futures and options contracts and other derivative instruments can be used in an effort to hedge against risk. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Portfolio. Correlation risk is the risk that a hedge using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the hedge may not generate gains sufficient to offset losses and may actually generate losses due to the cost of the hedge or otherwise.

            o Leverage risk is the risk associated with those techniques in which a relatively small amount of money invested puts a much larger amount of money at risk through borrowing or futures trading, for example. Selling short securities or using derivatives for hedging may involve leverage. If a portfolio manager does not execute the strategy properly, or the market does not move as anticipated, losses may substantially exceed the amount of the original investment. A Portfolio's use of derivatives for asset substitution may also involve leverage.


Risks of Foreign Securities

            o Foreign issuer risk. Compared to U.S. companies, less information is generally available to the public about foreign companies. Foreign brokers and issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign stock exchanges and other securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in emerging countries, more volatile than U.S. investments.

            o Currency risk (International Equity Portfolio only). Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of the International Equity Portfolio's securities.

            o Emerging markets risk (International Equity Portfolio only). Emerging country economies often compare unfavorably with the United States economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain emerging countries have experienced and continue to experience high rates of inflation, sharply eroding the value of their financial assets.

               An emergency may arise where trading of emerging country securities may cease or may be severely limited or where an emerging country governmental or corporate issuer defaults on its obligations. The governments of certain emerging countries impose restrictions or controls that may limit or preclude the International Equity Portfolio's investment in certain securities. The International Equity Portfolio may need governmental approval for the repatriation of investment income, capital or sales proceeds. An emerging country government may also impose temporary restrictions on the disposition of portfolio securities.


Particular Risks of the  STARS Portfolios Only

            o S&P STARS rankings represent the subjective determination of S&P analysts. Past performance of securities included in the S&P STARS system does not necessarily predict the future performance of either STARS Portfolio.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

         BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolios. The Adviser was established in 1985 and is located at 383 Madison Avenue, New York, NY 10179. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor")), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at June 30, 2003 of approximately $21.9 billion.

         The Adviser supervises and assists in the overall management of the affairs of the Portfolios, subject to oversight by the Board of Trustees of The Bear Stearns Funds (the "Board").

         For the fiscal year ended March 31, 2003, the Adviser received management fees based on a percentage of the average daily net assets of each Portfolio, after waivers and related reimbursements, if any, as shown in the following table.

                S&P STARS Portfolio                           0.60%
             ---------------------------------------------------------------
                S&P STARS Opportunities Portfolio             0.31%
             ---------------------------------------------------------------
                Insiders Select Fund*                         0.07%
             ---------------------------------------------------------------
                Intrinsic Value Portfolio                     0.32%
             ---------------------------------------------------------------
                Small Cap Portfolio                           0.27%
             ---------------------------------------------------------------
                Alpha Growth Portfolio                        0.09%
             ---------------------------------------------------------------
                International Equity Portfolio                0.43%
             ---------------------------------------------------------------

               * The monthly fee that The Insiders Select Fund will pay the Adviser will be adjusted monthly if the Portfolio's performance outperforms or underperforms the S&P MidCap 400 Index. This adjustment may increase or decrease the total advisory fee payable to the Adviser by an annual rate of up to 0.50% of the value of the Portfolio's average daily net assets. See the SAI for a more complete description of the performance adjustment rates.

         The Adviser and/or an affiliate, at its own expense, and from its own resources and without reimbursement from the Portfolios, may pay significant amounts to certain persons who provide certain shareholder or other services in connection with the sale or expected sale of shares of the Portfolios, subject to applicable laws and regulations.


 Investment Sub-Adviser -- International Equity Portfolio

         Marvin & Palmer Associates, Inc. (the "Sub-Adviser") serves as the investment sub-adviser to the International Equity Portfolio, pursuant to an agreement with the Adviser and subject to the overall supervision of the Adviser. The Sub-Adviser, a registered investment adviser, was founded in 1986 and specializes in global, non-U.S., emerging market and U.S. equity portfolio management for institutional accounts. As of June 30, 2003, the Sub-Adviser managed approximately $6.92 billion in assets. The Sub-Adviser is located at 1201 North Market Street, Suite 2300, Wilmington, DE 19801.

Portfolio Managers

         The following individuals are primarily responsible for the day-to-day management of the Portfolios' investments.

         S&P STARS Portfolio

         Robert S. Natale, CFA

         Mr. Natale, a Senior Managing Director, joined BSAM in 1998 as a member of the equity investment team. From 1979 to 1998 Mr. Natale was with Standard & Poors, where he was Vice President and Director of Equity Research. From 1991 to 1998, he was a member of the S&P 500 Index Committee. Mr. Natale received his B.A. from Fordham University, his M.B.A. in Finance from New York University Stern School of Business, and a M.A. in Film History from New York University. He is a Certified Financial Analyst ("CFA") charterholder and a member of the New York Society of Security Analysts and the Association of Investment Management and Research ("AIMR").


         S&P STARS Opportunities Portfolio

         John D. Coyle, CFA

         Mr. Coyle, a Managing Director, joined BSAM in 2001 as a member of the equity investment team. From 1998 to 2001 he was a global technology analyst for Merrill Lynch Investment Managers. Prior to joining Merrill, he served as a senior technology analyst for Bankers Trust. From 1988 to 1996, he worked in various analytical roles at Standard & Poor's, the latest of which was as Senior Investment Officer heading up a six-member technology equity research team. Mr. Coyle received his B.A. in Economics from La Salle College and his M.B.A. in Finance from Pace University. He is a CFA charterholder and a member of the New York Society of Security Analysts and AIMR.


         The Insiders Select Fund and Intrinsic Value Portfolio

         James G. McCluskey, CFA

         Mr. McCluskey, a Senior Managing Director, joined BSAM in 1997 as a member of the equity investment team with responsibility for the management of value equity portfolios. From 1990 to 1997, he was a Principal and Senior Portfolio Manager at Spare, Kaplan, Bischel & Associates, Inc., where he managed value equity portfolios for institutional clients. Prior to 1990, Mr. McCluskey was employed by Merus Capital Management for five years as a Senior Research Analyst and Portfolio Manager. Mr. McCluskey holds a B.A. in Economics, and an M.Ad. from Willamette University. He is also a CFA charterholder.

         Jeffrey Simon

         Mr. Simon, a Senior Managing Director, joined BSAM in 1999 as a member of the equity investment team with responsibility for the management of value equity portfolios. Prior to joining BSAM, Mr. Simon was a Managing Director at MacKay-Shields, where he was a senior member of and portfolio manager in the large cap value team, responsible for institutional and mutual fund assets from 1992 to 1999. Previously, he was a portfolio manager at Neuberger & Berman and at Lord, Abbett & Co. He holds a B.A. and an M.B.A., both in Finance & Investments, from the University of Alabama.

         Small Cap Value Portfolio

         Stephen M. Riccio, CFA

         Mr. Riccio, an Associate Director, joined BSAM in 2000 as a member of the equity investment team, specializing in small capitalization companies. Prior to joining BSAM, Mr. Riccio spent five and a half years at Bank of Tokyo Mitsubishi Trust as a portfolio manager and senior equity analyst. Prior to joining the bank, he was an analyst at Rochdale Investment Management and New York Life Insurance Co. He earned both his B.S. and M.B.A. at Syracuse University and completed post-graduate work at the New York Institute of Finance. In addition, he is a CFA charterholder, a member of The New York Society of Security Analysts, as well as a member of AIMR.


         Alpha Growth Portfolio

         James P. O'Shaughnessy

         Mr. O'Shaughnessy, a Senior Managing Director, joined BSAM in 2001 as head of the Systematic Equity team. From 1988 to 2001, Mr. O'Shaughnessy was Chairman and CEO of Netfolio Inc. (formerly known as O'Shaughnessy Capital Management). Prior to that, he was the Managing Partner of Southview Development Company, an equity and venture investment partnership. Mr. O'Shaughnessy is the author of three best-selling books, How To Retire Rich, What Works On Wall Street and Invest Like The Best. Mr. O'Shaughnessy studied International Economics and Business Diplomacy at the School of Foreign Service at Georgetown University and has a degree in Economics from the University of Minnesota.


         International Equity Portfolio

         David F. Marvin, CFA

         Mr. Marvin leads a team of eight Portfolio Managers who manage the International Equity Portfolio. Mr. Marvin is the Chairman and Chief Executive Officer of Marvin & Palmer Associates, which he co-founded in 1986. Prior to starting Marvin & Palmer Associates, Mr. Marvin served for ten years as Vice President in charge of the $10 billion internally-managed Pension Fund of the DuPont Company. Preceding his tenure at DuPont, Mr. Marvin worked for Investors Diversified Services as the Head Portfolio Manager for IDS Stock Fund. IDS Stock Fund was the largest mutual fund in the United States at the time of Mr. Marvin's tenure. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. Mr. Marvin received his M.B.A. from Northwestern University and his B.S. from the University of Illinois. He is a CFA charterholder and a member of AIMR.



HOW THE PORTFOLIOS VALUE THEIR SHARES


         The net asset value ("NAV"), multiplied by the number of Portfolio shares you own, gives you the value of your investment. Each Portfolio calculates its share price, called its NAV, each business day as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern time. You may buy, sell or exchange shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Portfolio to affect the NAV materially.

         Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolios do not price their shares. In this case, the NAV of a Portfolio's shares may change on days when you are not able to buy or sell shares.

         The Portfolios value their investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Adviser pursuant to fair value procedures adopted by the Board. The NAV for each class is calculated by adding up the total value of the relevant Portfolio's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

                           NAV =  Total Assets Less Liabilities
                                  -----------------------------------
                                  Number of Shares Outstanding

         You can request a Portfolio's NAV by calling 1-800-447-1139, or by visiting our web site, www.bearstearns.com.


INVESTING IN THE PORTFOLIOS

         This section describes the minimum investment requirements for the Portfolios, the expenses and sales charges applicable to each Class of shares and the procedures for buying, selling or exchanging shares.


Investment Requirements

         Minimum Initial Investment:

            o  Non-Retirement Account: $1,000

            o  Retirement Account:  $500

         Minimum Subsequent Investment:

            o  Non-Retirement Account: $50

            o  Retirement Account: $25


Choosing a Class of Shares

         Once you decide to buy shares of a Portfolio, you must determine which class of shares to buy. Each Portfolio offers Class A, B and C shares. Each class has its own cost structure and features that will affect the results of your investment over time in different ways. Your financial adviser or account representative can help you choose the class of shares that best suits your investment needs.

            o Class A shares have a front-end sales charge, which is added to the Class A NAV to determine the offering price per share.

            o Class B and C shares do not have a front-end sales charge, which means that your entire investment is available to work for you right away. However, Class B and C shares have a contingent deferred sales charge ("CDSC") that you must pay if you sell your shares within a specified period of time. In addition, the annual expenses of Class B and C shares are higher than the annual expenses of Class A shares.

         In deciding which class is best, you may consider, among other things:

            o  how much you intend to invest;

            o  the length of time you expect to hold your investment.

Relative Advantages of Each Share Class

                                      Investor Characteristics                           Advantages
          -------------------------------------------------------------------------------------------------------------

             Class A          o   Long-term investment horizon         o   Lower expense structure than Class B or C
                                  and/or qualify for waiver or             shares and the amount of the initial sales
                                  reduction of sales charge                charge decreases as you invest more money

          -------------------------------------------------------------------------------------------------------------
             Class B          o   Long-term investment horizon         o   No front-end sales charge, so the full
                                                                           amount of your investment is put to work
                                                                           right away; converts to Class A shares
                                                                           after eight years
          -------------------------------------------------------------------------------------------------------------
             Class C          o   Short-term investment horizon        o   No front-end sales charge, so the full
                                                                           amount of your investment is put to work
                                                                           right away and the CDSC is lower than that
                                                                           of Class B shares, declining to zero after
                                                                           one year
          -------------------------------------------------------------------------------------------------------------

         You should consult your financial adviser or account representative before investing in a Portfolio.

         You may be eligible to use the Right of Accumulation or Letter of Intent privileges to reduce your Class A sales charges. See "Reduction of Class A Sales Charges" below.

         The following table summarizes the differences in the expense structures of the three classes of shares:


                                          Class A                    Class B                       Class C
          -------------------------------------------------------------------------------------------------------------

            Front-End  Sales       5.50%                None                             None
            Charge(1)
          -------------------------------------------------------------------------------------------------------------
             CDSC                  None(2)              5% to 0%, declining the          1%, if you sell shares
                                                        longer you hold your shares      within one year of purchase
          -------------------------------------------------------------------------------------------------------------
             Annual  Expenses     Lower than Class B    Higher than Class A shares       Higher than Class A shares;
                                  and C shares          (Note: Class B shares            same as Class B shares
                                                        convert to Class A shares
                                                        8 years after  purchase)(3)
          -------------------------------------------------------------------------------------------------------------

         (1) There are several ways that you can reduce these charges, as described under "Sales Charge Reductions and Waivers."

         (2) You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.

         (3) Class B shares will not convert to Class A shares if the Adviser believes that the Internal Revenue Service will consider the conversion to be a taxable event. If Class B shares do not convert to Class A shares, they will continue to be subject to higher expenses than Class A shares indefinitely.

How  Sales Charges are Calculated

Class A Shares

         The public offering price for Class A shares is the NAV that is calculated after you place your order plus the applicable sales load, as determined in the following table.


                                                                                Total Sales Load
              ---------------------------------------------------------------------------------------------------
                 Amount of Investment                                 As a % of offering
                                                                      price  per share          As a % of NAV
              ---------------------------------------------------------------------------------------------------
                 Less than $50,000                                         5.50                       5.82
                 $50,000 or more but less than $100,000                    4.75                       4.99
                 $100,000 or more but less than $250,000                   3.75                       3.90
                 $250,000 or more but less than $500,000                   2.75                       2.83
                 $500,000 or more but less than $1,000,000                 2.00                       2.04
                 $1,000,000 and above                                      0.00*                      0.00
              ---------------------------------------------------------------------------------------------------

              * You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.


Class B Shares

         The public offering price for Class B shares is the NAV that is calculated after you place your order. You pay no initial sales charge on Class B shares, but you will pay a CDSC if you sell your shares up to six years after the date of purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time you buy until the time you sell your Class B shares. Class B shares have higher annual expenses than Class A shares.

                                                        CDSC as a % of Dollar
                     Year Since Purchase                Amount  Subject to CDSC
              ------------------------------------------------------------------
                          First                                    5%
                          Second                                   4%
                          Third                                    3%
                          Fourth                                   3%
                          Fifth                                    2%
                          Sixth                                    1%
                          Seventh                                  0%
                          Eighth*                                  0%
              ------------------------------------------------------------------

              * Class B shares of a Portfolio will automatically convert into Class A shares of the same Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange will convert into Class A shares of the new Portfolio based on the date of the initial purchase of the shares of the exchanged Portfolio. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the underlying shares, on a pro rata basis. The Portfolios do not consider conversion to Class A shares to be a purchase or sale for federal income tax purposes. You should consult with your own tax adviser.

Class C Shares


         The public offering price for Class C shares is the NAV that is calculated after you place your order. You pay no initial sales charge at the time of purchase. You will pay a CDSC of 1%, however, if you sell Class C shares up to one year after the date of purchase.

         The CDSC on Class B and C shares will be calculated in a manner that results in the lowest possible charge. The Portfolios will apply the CDSC to the lower of:

            o     the purchase price of the shares, or

            o     the current market value of the shares being sold.

         You will pay no CDSC when you sell shares you have acquired through reinvestment of dividends or capital gain distributions.

Sales Charge Reductions and Waivers

Waiver of Class A Sales Charges

         The following categories of investors may buy Class A shares without a front-end sales charge:

            o Bear Stearns, its affiliates and their officers, directors or employees (including retired employees); any partnership of which Bear Stearns is a general partner, any Trustee or officer of The Bear Stearns Funds and certain family members of any of the these individuals.

            o Employees or registered representatives of any broker-dealers with whom the Distributor has entered into sales agreements ("Authorized Dealers") and their spouses and minor children.

            o     Qualified retirement plans of Bear Stearns.

            o Trustees or directors of investment companies for which BSAM or an affiliate acts as sponsor.

            o Any state, county or city, or any instrumentality, department, authority or agency that is prohibited by law from paying a sales load or commission in connection with the purchase of shares of a Portfolio.

            o Institutional investment clients, including corporate-sponsored pension and profit-sharing plans, other benefit plans and insurance companies.

            o Pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments.

            o Trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients.

            o     Service providers to the Portfolios.

            o Accounts for which an Authorized Dealer or investment adviser charges an asset management fee (including "wrap" fees).

         If you think you may be eligible for a sales charge waiver, please contact your account representative or call PFPC Inc., the Portfolios' Transfer Agent, at 1-800-447-1139.

Reduction of Class A Sales Charges

         You may reduce your Class A sales charge by taking advantage of the following privileges:


            o Right of Accumulation. Lets you add the value of all classes of shares of all the Portfolios that you currently own (other than the Prime Money Market Portfolio) for purposes of calculating the sales charge on future purchases of Class A shares. You may count share purchases made by the following investors to calculate the reduced sales charge: you, your spouse and your children under the age of 21 (including shares in certain retirement accounts), and a company that you, your spouse or your children control; a trustee or other fiduciary account (including an employee benefit plan); a trustee or other fiduciary that buys shares concurrently for two or more employee benefit plans of a single employer or of affiliated employers.


            o Letter of Intent. Lets you buy Class A shares of any Portfolio over a 13-month period at the same sales charge as if all shares had been bought at once. You are not obligated to buy the full amount of the shares. However, you must complete the intended purchase to obtain the reduced sales load.


               IMPORTANT: You must notify the Transfer Agent or your account representative at the time of purchase if you qualify for a Right of Accumulation or Letter of Intent.


Waiver of CDSC


             The CDSC on Class A, B and C shares will be waived under the following circumstances:


            o redemptions made within one year after the death or disability of a shareholder;

            o redemptions by employees participating in eligible benefit plans, including separation of service;

            o redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise;

            o     a mandatory distribution under a tax-deferred retirement plan;

            o redemptions made through the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account, at the time you establish the automatic withdrawal feature.

         If you believe you may qualify for a waiver of the CDSC, please contact your account representative or the Transfer Agent.


Distribution Fees and Shareholder Servicing Fees

         Distribution Fees. The Portfolios have adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for each Portfolio's Class A, B and C shares. Under the distribution plan, each Portfolio pays the Distributor a fee for the sale and distribution of its shares. The plan provides that each Portfolio's Class A shares pays 0.25% of its average daily net assets and each Portfolio's Class B and C shares each pays 0.75% of its average daily net assets.

         Keep in mind that:

            o Each Portfolio pays distribution fees on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying higher front-end or back-end sales charges.

            o The Distributor will waive its distribution fees to the extent that a Portfolio would exceed the limitations imposed by NASD on asset-based sales charges.

         Shareholder Servicing Fees. The Portfolios have adopted a shareholder servicing plan for the Class A, B and C shares of each Portfolio. The shareholder servicing plan allows the Portfolios or the Distributor to pay shareholder servicing agents an annual fee of up to 0.25% of the average daily net assets of each of these classes of shares for personal shareholder services and for maintaining shareholder accounts. Shareholder servicing agents may include Authorized Dealers, fiduciaries, record keepers for 401(k) or similar plans and financial institutions that sponsor "mutual fund supermarkets," "no-transaction fee" programs or similar programs.


How to Buy Shares

         You may buy shares of the Portfolios through your account representative by check or by wire or through the Transfer Agent. If you place your order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time), you will receive the NAV that is calculated that day. Orders placed after the close of trading on the NYSE will be priced at the next business day's NAV.

         When you buy shares, you must specify the class of shares. Otherwise, the Portfolios will assume that you wish to buy Class A shares.

Purchase Procedures

         Purchase through the Distributor or Authorized Dealers

         Method of Purchase                    Instructions

                  In person/      o  Contact your account representative.
                  By mail         o  Specify the name of the Portfolio,
                                     class of shares and the number or dollar amount of shares that you wish to buy.
                                  o  For a new account, your account
                                     representative will help you to complete the application.
                                  o  Mail your application or additional
                                     purchaseto:
                                     PFPC Inc.
                                     Attention: The Bear Stearns Funds
                                     P.O. Box 9830
                                     Providence, RI 02940-8030
                                  o  Send overnight mail to:
                                     PFPC Inc.
                                     Attention: The Bear Stearns Funds
                                     760 Moore Road
                                     King of Prussia, PA 19406-1212


                  By telephone/   o  Contact your account representative.
                   wire
                                  o  Specify the name of the Portfolio, class of
                                     shares and the number or dollar amount of shares that you wish to buy.
                                  o  On the day of purchase, call the Transfer
                                     Agent at 1-800-447-1139 prior to the close of regular trading on the NYSE (usually
                                     4:00 p.m. Eastern time) to give notice of the purchase and before wiring any funds.
                                  o  Wire funds to:
                                     PNC Bank, N.A.
                                     ABA#: 031000053
                                     Credit Account #85-5102-0143
                                     From: Name of Investor
                                     For the purchase of: Name of Portfolio
                                     Amount: Amount to be invested
                                  o  After calling the Transfer Agent, contact
                                     your financial institution to wire funds to PFPC Inc. Please refer to the wire instructions indicated above. Funds must be wired the same day that your trade is placed.

          Purchases through the Transfer Agent:


         Method of Purchase         Instructions

                  By mail         o  Mail your application or additional
                                     purchase to:
                                     PFPC Inc.
                                     Attention: The Bear Stearns Funds
                                     P.O. Box 9830
                                     Providence, RI 02940-8030

                  By telephone/
                  Wire            o  On the day of purchase, call the Transfer
                                     Agent at 1-800-447-1139 prior to the close of regular trading on the NYSE (usually
                                     4:00 p.m. Eastern time) to give notice of the purchase and before wiring any funds.
                                  o  When you call the Transfer Agent:
                                     1.Obtain wire instructions for Bear
                                       Stearns.
                                     2.Place your trade by specifying the name
                                       of the Portfolio, class of shares and the number or dollar amount of shares that you wish to buy.
                                  o  After calling the Transfer Agent, contact
                                     your financial institution to wire funds to PFPC Inc. Please refer to the wire instructions indicated above. Funds must be wired the same day that your trade is placed.


How to Sell Shares

            o You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent. Please refer to the instructions under "How to Buy Shares" for information on selling your shares in person, by telephone, by mail or by wire.

            o When the Portfolios receive your redemption requests in proper form, your shares will be sold at the next determined NAV.

            o The Portfolios will send you payment proceeds generally within seven days after receiving your redemption request.

Additional Information About Redemptions


            o Waiting period. If you buy shares by check, the Portfolios will wait for your check to clear (up to 15 days) before sending the proceeds of redemption.

            o Wiring redemption proceeds. Upon request, the Portfolios will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.

            o Medallion Signature Guarantees. If your redemption proceeds exceed $100,000; you instruct the Portfolios to send the proceeds to someone other than the record owner at the record address; or you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any domestic bank or trust company, broker, dealer, clearing agency or savings association that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized Medallion Programs are the:

               o    Securities Transfer Agents Medallion Program (STAMP);

               o    Stock Exchange Medallion Program (SEMP); and

               o    NYSE Medallion Signature Program (MSP).

         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

            o Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolios nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

            o Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative or the Transfer Agent by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

            o Automatic redemption; redemption in-kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Portfolios may automatically liquidate your account and send you the proceeds. The Portfolios will send you a notice at least 60 days before doing this. To the extent allowed under applicable law, the Portfolios also reserve the right to redeem your shares "in-kind." For example, if you sell a large number of shares and the Portfolios are unable to sell securities to raise cash, the Portfolios may send you a share of actual portfolio securities. Call the Transfer Agent for details.

            o Redemption fees. The International Equity Portfolio will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares 60 days or less after you purchase them. The redemption fee is paid directly to the Portfolio, and is designed to offset market impact and other costs associated with short-term trading. The redemption fee represents an estimate of the costs that the Portfolio would incur in connection with the purchase or sale of portfolio securities associated with an investor's redemption or exchange. These costs include transfer agency costs, brokerage costs (including dealer "bid-asked" spreads) and market impact costs (i.e., the increase or decrease in market prices that may result when the Portfolio purchases or sells thinly-traded securities or purchases or sells a large amount of securities).

               The redemption fee is neither a sales load nor a CDSC. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to redemption fees. For purposes of determining whether the redemption fee applies, the shares that you have held the longest will be redeemed first. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability. The Portfolio may waive this fee under certain circumstances, including wrap fee programs that are prohibited from assessing charges upon redemption or exchange of shares offered through the programs. Please see the SAI for details.

            o Small account transaction fee. If you have less than $500 in your account, the Portfolios reserve the right to deduct a small account transaction fee of $12.00 ("Transaction Fee") from your account balance. The Transaction Fee may not apply to redemptions on certain accounts, such as wrap accounts, retirement plans or other broker controlled accounts.

            o Suspension of the right of redemption. A Portfolio may suspend your right to redeem your shares under any of the following circumstances:


                --  during non-routine closings of the NYSE;

                -- when the Securities and Exchange Commission ("SEC") determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Portfolio's securities; or

                -- when the SEC orders a suspension to protect the Portfolio's shareholders.

Exchanges

         You may exchange shares of one Portfolio for shares of the same class of any other Portfolio, usually without paying any additional sales charges. (You may obtain more information about other Portfolios by calling the Transfer Agent at 1-800-447-1139.) You may pay a sales charge if the Portfolio you are exchanging did not impose an initial sales charge. You will not have to pay an additional sales charge if the Portfolio you are exchanging was acquired in any of the following ways:

            o  by a previous exchange from shares bought with a sales charge;

            o through reinvestment of dividends and distributions paid with respect to these shares.

         The Portfolios do not currently charge a fee for exchanges, although this policy may change in the future.

         Exchange procedures. To exchange your shares, you must give exchange instructions to your account representative or the Transfer Agent in writing or by telephone.

         Exchange policies. When exchanging your shares, please keep in mind:

            o An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

            o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to your account representative or the Transfer Agent in writing, which will cause a delay.

            o The shares you exchange must have a value of at least $250 (except in the case of certain retirement plans). If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

            o Before you exchange your shares, you must review a copy of the current prospectus of the Portfolio that you would like to buy.

            o You may qualify for a reduced sales charge. See the SAI for details, or call your account representative.


            o Your exchange request may not be accepted if the Portfolios determine that your exchange would be detrimental to the interests of a Portfolio's shareholders. The Portfolios specifically reserve the right to refuse your request if it is part of multiple purchase or exchange requests that the Portfolios, in their sole discretion, deem to involve excessive trading or to be part of a market timing strategy, since these types of trading practices may require a Portfolio to sell securities at a disadvantageous time or price. In making this determination, the Portfolios may consider, among other things, orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your securities dealer or service agent. The Portfolios may modify or terminate the exchange option at any time.

SHAREHOLDER SERVICES


         The Portfolios offer several additional shareholder services. If you would like to take advantage of any of these services, please call your account representative or the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. These services may be changed or terminated at any time with 60 days' notice.

            o Automatic investment plan. You may buy shares of a Portfolio at regular intervals by direct transfer of funds from your bank. You may invest a set amount ($250 for the initial purchase; minimum subsequent investments of $50 or $25 for retirement accounts).

            o Directed distribution option. You may automatically reinvest your dividends and capital gain distributions in the same class of shares of another Portfolio or the Money Market Portfolio of The RBB Fund, Inc. You may buy Class A shares without a sales charge at the current NAV. However, if you buy Class B or Class C shares, they may be subject to a CDSC when you sell them. You may not use this service to establish a new account.

            o Systematic withdrawal plan. You may withdraw a set amount ($25 minimum) as long as you have a beginning account balance of at least $5,000. You or the Transfer Agent may terminate the arrangement at any time. If you plan to buy new shares when you participate in a systematic plan, you may have to pay an additional sales charge.

            o Reinstatement privilege. If you sell some or all of your Class A or Class B shares of a Portfolio, you have up to 90 calendar days to reinvest all or part of the redemption proceeds in Class A shares of that Portfolio or any other Portfolio without paying a sales charge. This privilege applies only to the Class A shares that you purchased subject to the initial sales charge and to Class A and Class B shares on which you paid a CDSC when you sold them. This privilege does not apply to Class C shares. If you believe you may qualify for this privilege, you must notify your account representative or the Transfer Agent when you send your payment.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         If you buy shares of a Portfolio shortly before it declares a dividend or a distribution, a portion of your investment in the Portfolio may be returned to you in the form of a taxable distribution.

Distributions

         The Portfolios pass along your share of their investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Portfolio.

         Ordinarily, each Portfolio declares and pays dividends from its net investment income annually. The Portfolios will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.

         You can receive dividends or distributions in one of the following ways:

            o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of your Portfolio. If you do not indicate another choice on your Account Application, you will receive your distributions this way.

            o Cash. The Portfolios will send you a check no later than seven days after the payable date.

            o Partial reinvestment. The Portfolios will automatically reinvest your dividends in additional shares of your Portfolio and pay your capital gain distributions to you in cash. Or, the Portfolios will automatically reinvest your capital gain distributions and send you your dividends in cash.

            o Directed dividends. You can automatically reinvest your dividends and distributions in the same class of shares of another Portfolio. See the description of this option in the "Shareholder Services" section above.

            o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.

         You may choose your distribution method on your original Account Information Form. If you would like to change the option you selected, please call your account representative or the Transfer Agent at 1-800-447-1139.

Taxes

         Each Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. Depending on the type of account in which the shares are held and the nature of the shareholder, a shareholder may be taxed on distributions received from a Portfolio. It is important for you to be aware of the following information about the tax treatment of your investment.

            o Distributions from a Portfolio's long-term capital gains are taxable as long-term capital gains. All or a portion of the qualified dividends received by non-corporate shareholders may be taxable as long-term capital gains. Non-qualified dividends and dividends received by corporate shareholders are taxable as ordinary income.

            o Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

            o Dividends from the Portfolios that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Portfolio.

            o Certain dividends and distributions paid to you in January will be taxable as if they had been paid to you the previous December.

            o The Portfolios will mail you tax statements every January showing the amounts and tax status of distributions you received.

            o When you sell (redeem) or exchange shares of a Portfolio, you must recognize any gain or loss.

            o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

            o You should review the more detailed discussion of federal income tax considerations in the SAI.

         The Portfolios provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Portfolio.

ADDITIONAL INFORMATION

Performance

         The Portfolios, the Distributor, the Adviser and certain financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare a Portfolio's performance to the performance of various indices and investments for which reliable performance data is available. These entities and publications may also compare a Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc.


Shareholder Communications

         The Portfolios may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Portfolios send these documents to each shareholder individually by calling 1-800-447-1139.

         Electronic copies of financial reports and prospectuses may be available at the Bear Stearns web site. To participate in the Bear Stearns electronic delivery program, call 1-800-447-1139 or visit the Bear Stearns web site for more information. Electronic copies of these documents may also be available through your Authorized Dealer.

                       This page intentinally left blank

Financial Highlights -- S&P STARS Portfolio


         The financial highlights table is intended to help you understand the financial performance of the S&P STARS Portfolio for the past five years. This information reflects financial results for a single share of the S&P STARS Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the S&P STARS Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the S&P STARS Portfolio's financial statements, are included in the S&P STARS Portfolio's annual report, which is available by calling 1-800-447-1139.



                                                     Net Asset                    Net Realized    Distributions    Net Asset
                                                       Value,                    and Unrealized     from Net    Value, End of
                                                    Beginning of  Net Investment  Gain/(Loss) on     Realized        Year
                                                        Year         Loss*(1)     Investments*(2) Capital Gains
----------------------------------------------------------------------------------------------------------------------------------
Class A

      For the fiscal year ended March 31, 2003          $25.11        $(0.21)        $(9.09)             --          $15.81
--------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2002           27.85         (0.30)         (2.44)             --           25.11
--------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2001           36.42         (0.27)         (7.82)          $(0.48)         27.85
--------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2000           24.39         (0.21)         12.53            (0.29)         36.42
--------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1999           19.97         (0.12)          5.46            (0.92)         24.39
--------------------------------------------------------------------------------------------------------------------------------
Class B

      For the fiscal year ended March 31, 2003           24.46         (0.29)         (8.85)             --           15.32
--------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2002           27.26         (0.41)         (2.39)             --           24.46
--------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2001           35.83         (0.37)         (7.72)           (0.48)         27.26
--------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2000           24.11         (0.27)         12.28            (0.29)         35.83
--------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1999           19.86         (0.12)          5.29            (0.92)         24.11
--------------------------------------------------------------------------------------------------------------------------------
Class C

      For the fiscal year ended March 31, 2003           24.45         (0.31)         (8.83)             --           15.31
--------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2002           27.25         (0.42)         (2.38)             --           24.45
--------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2001           35.82         (0.38)         (7.71)           (0.48)         27.25
--------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2000           24.10         (0.30)         12.31            (0.29)         35.82
--------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1999           19.85         (0.22)          5.39            (0.92)         24.10
--------------------------------------------------------------------------------------------------------------------------------

* Calculated based on the shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1)   Reflects waivers and related reimbursements, if any.

(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years. Net realized and unrealized gain/(loss) on investments include short sale transactions, if any.

Financial Highlights -- S&P STARS Portfolio


                                                                                                Increase/
                                                                                               (Decrease)
                                                                                              Reflected in
                                                                                             Expense and Net
                                                                                             Investment Loss
                                                            Ratio of        Ratio of Net      Ratios Due to
                                        Net Assets, End    Expenses to    Investment Loss      Waivers and
                       Total Investment   of Year (000's   Average Net     to Average Net        Related        Portfolio
                          Return(3)          omitted)       Assets(1)        Assets(1)       Reimbursements   Turnover Rate
-------------------------------------------------------------------------------------------------------------------------------
Class A

                           (37.06)%          $484,873           1.50%           (0.95)%            0.16%           122.29%
-------------------------------------------------------------------------------------------------------------------------------
                            (9.80)          1,151,482           1.50            (1.12)             0.08            110.80
-------------------------------------------------------------------------------------------------------------------------------
                           (22.36)          1,173,464           1.50            (1.04)             0.10             42.93
-------------------------------------------------------------------------------------------------------------------------------
                            50.82             673,550           1.50            (1.12)             0.18             54.67
-------------------------------------------------------------------------------------------------------------------------------
                            27.46             206,130           1.50            (0.73)             0.27             76.17
-------------------------------------------------------------------------------------------------------------------------------
Class B

                           (37.37)            323,425           2.00            (1.44)             0.16            122.29
-------------------------------------------------------------------------------------------------------------------------------
                           (10.27)            672,833           2.00            (1.65)             0.08            110.80
-------------------------------------------------------------------------------------------------------------------------------
                           (22.73)            620,784           2.00            (1.58)             0.10             42.93
-------------------------------------------------------------------------------------------------------------------------------
                            50.13             300,693           2.00            (1.63)             0.18             54.67
-------------------------------------------------------------------------------------------------------------------------------
                            26.75              49,319           2.00            (1.23)             0.27             76.17
-------------------------------------------------------------------------------------------------------------------------------
Class C

                           (37.38)            253,391           2.00            (1.44)             0.16            122.29
-------------------------------------------------------------------------------------------------------------------------------
                           (10.28)            568,726           2.00            (1.65)             0.08            110.80
-------------------------------------------------------------------------------------------------------------------------------
                           (22.74)            540,150           2.00            (1.58)             0.10             42.93
-------------------------------------------------------------------------------------------------------------------------------
                            50.15             314,794           2.00            (1.63)             0.18             54.67
-------------------------------------------------------------------------------------------------------------------------------
                            26.75              97,654           2.00            (1.23)             0.27             76.17
-------------------------------------------------------------------------------------------------------------------------------

        (3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

Financial Highlights -- S&P STARS Opportunities Portfolio


         The financial highlights table is intended to help you understand the financial performance of the S&P STARS Opportunities Portfolio for the fiscal year ended March 31, 2003 and the period from inception (October 1, 2001) to March 31, 2002. This information reflects financial results for a single share of the S&P STARS Opportunities Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the S&P STARS Opportunities Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the S&P STARS Opportunities Portfolio's financial statements, are included in the S&P STARS Opportunities Portfolio's annual report, which is available by calling 1-800-447-1139.

                                                           Net Asset                 Net Realized and   Distributions
                                                            Value,          Net         Unrealized         from Net      Net Asset
                                                         Beginning of   Investment    Gain/(Loss) on       Realized     Value, End
                                                            Period       Loss**(1)   Investments**(2)   Capital Gains    of Period
    --------------------------------------------------------------------------------------------------------------------------------
    Class A

           For the fiscal year ended March 31, 2003          $14.27        $(0.12)        $(3.49)           $(0.17)         $10.49
    --------------------------------------------------------------------------------------------------------------------------------
           For the period October 1, 2001* through
           March 31, 2002                                     12.00         (0.04)          2.31             --              14.27
    --------------------------------------------------------------------------------------------------------------------------------
    Class B

           For the fiscal year ended
           March 31, 2003                                     14.23         (0.18)         (3.48)            (0.17)          10.40
    --------------------------------------------------------------------------------------------------------------------------------
           For the period October 1, 2001* through
           March 31, 2002                                     12.00         (0.06)          2.29             --              14.23
    --------------------------------------------------------------------------------------------------------------------------------
    Class C

           For the fiscal year ended
           March 31, 2003                                     14.23         (0.18)         (3.48)            (0.17)          10.40
    --------------------------------------------------------------------------------------------------------------------------------
           For the period October 2, 2001*
           through March 31, 2002                             12.00         (0.06)          2.29             --              14.23
    --------------------------------------------------------------------------------------------------------------------------------

         *    Commencement of operations.

         ** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

         (1)  Reflects waivers and related reimbursements, if any.

         (2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective periods. Net realized and unrealized gain/(loss) on investments include short sale transactions.

Financial Highlights -- S&P STARS Opportunities Portfolio



                                                                                                Increase/
                                                                                               (Decrease)
                                                                                              Reflected in
                                                                                             Expense and Net
                                                                                             Investment Loss
                                                            Ratio of        Ratio of Net      Ratios Due to
                                        Net Assets, End    Expenses to    Investment Loss      Waivers and
                       Total Investment   of Year (000's   Average Net     to Average Net        Related        Portfolio
                          Return(3)          omitted)       Assets(1)        Assets(1)       Reimbursements   Turnover Rate
-------------------------------------------------------------------------------------------------------------------------------
Class A

                           (25.36)%           $20,521           1.50%           (0.92)%            0.44%           174.82%
-------------------------------------------------------------------------------------------------------------------------------
                            18.92              30,004           1.50(4)         (0.90)(4)          0.85 (4)         66.89
-------------------------------------------------------------------------------------------------------------------------------
Class B

                           (25.79)             14,784           2.00            (1.42)             0.44            174.82
-------------------------------------------------------------------------------------------------------------------------------
                            18.58              21,094           2.00(4)         (1.48)(4)          0.85(4)          66.89
-------------------------------------------------------------------------------------------------------------------------------
Class C

                           (25.79)             11,638           2.00            (1.42)             0.44            174.82
-------------------------------------------------------------------------------------------------------------------------------
                            18.58              16,412           2.00(4)         (1.43)(4)          0.85(4)          66.89
-------------------------------------------------------------------------------------------------------------------------------

         (3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

         (4) Annualized.

Financial Highlights -- The Insiders Select Fund


         The financial highlights table is intended to help you understand the financial performance of The Insiders Select Fund for the past five years. This information reflects financial results for a single share of The Insiders Select Fund. The total returns in the table represent the rate that an investor would have gained or lost on an investment in The Insiders Select Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with The Insiders Select Fund's financial statements, are included in The Insiders Select Fund's annual report, which is available by calling 1-800-447-1139.

                                                                               Net Realized and   Distributions
                                                                 Net Investment   Unrealized        from Net
                                                Net Asset Value,    Income/      Gain/(Loss) on      Realized    Net Asset Value,
                                                Beginning of Year  (Loss)*(1)    Investments*(2)  Capital Gains     End of Year
------------------------------------------------------------------------------------------------------------------------------------
Class A

      For the fiscal year ended March 31, 2003        $16.87           $0.06           $(4.58)         $(0.02)          $12.33
------------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2002         17.84           (0.01)            0.73           (1.69)           16.87
------------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2001         16.90            0.01             3.05           (2.12)           17.84
------------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2000         17.02            --               0.07           (0.19)           16.90
------------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1999         17.88            --              (0.01)          (0.85)           17.02
------------------------------------------------------------------------------------------------------------------------------------
Class B

      For the fiscal year ended March 31, 2003         16.24           (0.01)           (4.39)          (0.02)           11.82
------------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2002         17.32           (0.07)            0.68           (1.69)           16.24
------------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2001         16.54           (0.05)            2.95           (2.12)           17.32
------------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2000         16.75           (0.05)            0.03           (0.19)           16.54
------------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1999         17.69            --              (0.09)          (0.85)           16.75
------------------------------------------------------------------------------------------------------------------------------------
Class C

      For the fiscal year ended March 31, 2003         16.24           (0.01)           (4.41)          (0.02)           11.80
------------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2002         17.32           (0.08)            0.69           (1.69)           16.24
------------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2001         16.54           (0.07)            2.97           (2.12)           17.32
------------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2000         16.74           (0.05)            0.04           (0.19)           16.54
------------------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1999         17.68            --              (0.09)          (0.85)           16.74
------------------------------------------------------------------------------------------------------------------------------------

* Calculated based on the shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1)  Reflects waivers and related reimbursements, if any.

(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years.

Financial Highlights -- The Insiders Select Fund


                                                                                                Increase/
                                                                                               (Decrease)
                                                                                              Reflected in
                                                                                             Expense and Net
                                                                                             Investment Income/
                                                             Ratio of        Ratio of Net     (Loss)Ratios Due
                                         Net Assets, End    Expenses to    Investment Income/  to Waivers and
                       Total Investment  of Year (000's     Average Net    (Loss)to Average     Related         Portfolio
                          Return(3)         omitted)         Assets(1)     Net Assets (1)    Reimbursements    Turnover Rate
--------------------------------------------------------------------------------------------------------------------------------
Class A
                             (26.80)%      $13,049            1.65%                0.40%           0.52%             30.81%
--------------------------------------------------------------------------------------------------------------------------------
                               4.62         19,060            1.65                (0.04)           1.23              57.26
--------------------------------------------------------------------------------------------------------------------------------
                              17.92         17,372            1.65                 0.08            1.14              99.36
--------------------------------------------------------------------------------------------------------------------------------
                               0.40         15,187            1.65                 0.10            0.81              76.06
--------------------------------------------------------------------------------------------------------------------------------
                               0.29         24,395            1.65                 0.02            0.81              99.71
--------------------------------------------------------------------------------------------------------------------------------
Class B

                             (27.10)         8,392            2.15                (0.08)           0.52              30.81
--------------------------------------------------------------------------------------------------------------------------------
                               4.11         10,357            2.15                (0.49)           1.23              57.26
--------------------------------------------------------------------------------------------------------------------------------
                              17.32          7,378            2.15                (0.42)           1.14              99.36
--------------------------------------------------------------------------------------------------------------------------------
                              (0.13)         5,469            2.15                (0.40)           0.81              76.06
--------------------------------------------------------------------------------------------------------------------------------
                              (0.16)         8,426            2.15                 0.03            0.81              99.71
--------------------------------------------------------------------------------------------------------------------------------
Class C

                             (27.22)         5,543            2.15                (0.10)           0.52              30.81
--------------------------------------------------------------------------------------------------------------------------------
                               4.11          8,566            2.15                (0.52)           1.23              57.26
--------------------------------------------------------------------------------------------------------------------------------
                              17.32          7,328            2.15                (0.42)           1.14              99.36
--------------------------------------------------------------------------------------------------------------------------------
                              (0.07)         6,908            2.15                (0.40)           0.81              76.06
--------------------------------------------------------------------------------------------------------------------------------
                              (0.16)        11,902            2.15                 0.02            0.81              99.71
--------------------------------------------------------------------------------------------------------------------------------


(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

Financial Highlights -- Intrinsic Portfolio


         The financial highlights table is intended to help you understand the financial performance of the Intrinsic Portfolio for the past five years. This information reflects financial results for a single share of the Intrinsic Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the Intrinsic Portfolio (assuming reinvestment of all dividends or distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Intrinsic Portfolio's financial statements, are included in the Intrinsic Portfolio's annual report, which is available by calling 1-800-447-1139.


                                          Net Asset       Net       Net Realized    Dividends   Distributions
                                            Value,     Investment  and Unrealized    from Net      from Net     Net Asset
                                          Beginning     Income/    Gain/(Loss) on   Investment     Realized    Value, End
                                           of Year     (Loss)*(1)  Investments*(2)    Income    Capital Gains    of Year
----------------------------------------------------------------------------------------------------------------------------
Class A

     For the fiscal year ended March 31,
         2003                                 $20.04        $0.14       $(5.26)        $(0.11)         --          $14.81
----------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31,       19.63         0.04         0.87          (0.01)      $(0.49)         20.04
         2002
----------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31,
         2001                                  16.71         0.11         3.85          (0.13)       (0.91)         19.63
----------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31,
         2000                                  19.74         0.11        (0.94)         (0.10)       (2.10)         16.71
----------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31,
         1999                                  20.83         0.11         0.59          (0.11)       (1.68)         19.74
----------------------------------------------------------------------------------------------------------------------------
Class B

     For the fiscal year ended March 31,
         2003                                  19.65         0.05        (5.16)         (0.04)         --           14.50
----------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31,
         2002                                  19.35        (0.02)        0.81           --          (0.49)         19.65
----------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31,
         2001                                  16.49         0.03         3.78          (0.04)       (0.91)         19.35
----------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31,
         2000                                  19.51         0.01        (0.93)          -           (2.10)         16.49
----------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31,
         1999                                  20.66         0.08         0.52          (0.07)       (1.68)         19.51
----------------------------------------------------------------------------------------------------------------------------
Class C

     For the fiscal year ended March 31,
         2003                                  19.74         0.06        (5.18)         (0.04)         --           14.58
----------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31,       19.43        (0.01)        0.81           --          (0.49)         19.74
         2002
----------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31,
         2001                                  16.55         0.02         3.80          (0.03)       (0.91)         19.43
----------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31,
         2000                                  19.57         0.01        (0.93)          --          (2.10)         16.55
----------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31,
         1999                                  20.66         0.07         0.53          (0.01)       (1.68)         19.57
----------------------------------------------------------------------------------------------------------------------------

* Calculated based on the shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1)  Reflects waivers and related reimbursements, if any.

(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years.

Financial Highlights -- Intrinsic Portfolio


                                                                                                Increase/
                                                                                               (Decrease)
                                                                                              Reflected in
                                                                                             Expense and Net
                                                                                             Investment Loss
                                                             Ratio of        Ratio of Net     Ratios Due to
                                         Net Assets, End    Expenses to    Investment Income/  Waivers and
                       Total Investment  of Year (000's     Average Net     (Loss)to Average   Related         Portfolio
                          Return(3)         omitted)         Assets(1)       Net  Assets(1)  Reimbursements    Turnover Rate
-------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Class A

                             (25.60)%       $17,734             1.50%           0.93%              0.43%           52.98%
------------------------------------------------------------------------------------------------------------------------------
                               4.72          20,953             1.50            0.38               0.75            20.60
------------------------------------------------------------------------------------------------------------------------------
                              23.79          11,983             1.50            0.72               1.50            60.46
------------------------------------------------------------------------------------------------------------------------------
                              (4.91)          7,950             1.50            0.56               1.78            55.66
------------------------------------------------------------------------------------------------------------------------------
                               3.68           9,677             1.50            0.54               1.46            38.27
------------------------------------------------------------------------------------------------------------------------------
Class B

                             (26.02)         10,489             2.00            0.45               0.43            52.98
------------------------------------------------------------------------------------------------------------------------------
                               4.17           9,733             2.00           (0.07)              0.75            20.60
------------------------------------------------------------------------------------------------------------------------------
                              23.19           3,687             2.00            0.15               1.50            60.46
------------------------------------------------------------------------------------------------------------------------------
                              (5.41)          1,379             2.00            0.03               1.75            55.66
------------------------------------------------------------------------------------------------------------------------------
                               3.21           1,911             2.00            0.08               1.46            38.27
------------------------------------------------------------------------------------------------------------------------------
Class C

                             (25.95)         11,123             2.00            0.44               0.43            52.98
------------------------------------------------------------------------------------------------------------------------------
                               4.20          13,528             2.00            0.02               0.75            20.60
------------------------------------------------------------------------------------------------------------------------------
                              23.16           5,675             2.00            0.11               1.50            60.46
------------------------------------------------------------------------------------------------------------------------------
                              (5.39)          3,359             2.00            0.03               1.75            55.66
------------------------------------------------------------------------------------------------------------------------------
                               3.22           5,250             2.00            0.08               1.46            38.27
------------------------------------------------------------------------------------------------------------------------------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

Financial Highlights -- Small Cap Portfolio


         The financial highlights table is intended to help you understand the financial performance of the Small Cap Portfolio for the past five years. This information reflects financial results for a single share of the Small Cap Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the Small Cap Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Small Cap Portfolio's financial statements, are included in the Small Cap Portfolio's annual report, which is available by calling 1-800-447-1139.

                                                  Net Asset                    Net Realized   Distributions
                                                    Value,    Net Investment  and Unrealized     from Net      Net Asset
                                                 Beginning of     Income/     Gain/(Loss) on     Realized    Value, End of
                                                     Year       (Loss)*(1)   Investments*(2)  Capital Gains      Year
---------------------------------------------------------------------------------------------------------------------------
Class A

      For the fiscal year ended March 31, 2003       $20.39         $0.04         $(6.47)        $(1.06)        $12.90
---------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2002        18.13         (0.04)           3.30         (1.00)         20.39
---------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2001        23.10         (0.14)         (2.61)         (2.22)         18.13
---------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2000        17.93         (0.15)          6.69          (1.37)         23.10
---------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1999        23.65         (0.13)         (4.65)         (0.94)         17.93
---------------------------------------------------------------------------------------------------------------------------
Class B

      For the fiscal year ended March 31, 2003        19.82         (0.04)         (6.32)         (1.06)         12.40
---------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2002        17.76         (0.12)          3.18          (1.00)         19.82
---------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2001        22.80         (0.20)         (2.62)         (2.22)         17.76
---------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2000        17.71         (0.24)          6.60          (1.27)         22.80
---------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1999        23.48         (0.16)         (4.67)         (0.94)         17.71
---------------------------------------------------------------------------------------------------------------------------
Class C

      For the fiscal year ended March 31, 2003        19.83         (0.04)         (6.31)         (1.06)         12.42
---------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2002        17.77         (0.12)          3.18          (1.00)         19.83
---------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2001        22.80         (0.22)         (2.59)         (2.22)         17.77
---------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 2000        17.70         (0.26)          6.62          (1.26)         22.80
---------------------------------------------------------------------------------------------------------------------------
      For the fiscal year ended March 31, 1999        23.48         (0.26)         (4.58)         (0.94)         17.70
---------------------------------------------------------------------------------------------------------------------------

* Calculated based on the shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1)   Reflects waivers and related reimbursements, if any.

(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years.

Financial Highlights -- Small Cap Portfolio



                                                                                               Increase/
                                                                                               (Decrease)
                                                                                             Reflected in
                                                                                            Expense and Net
                                                                                               Investment
                                                                                             Income/(Loss)
                                                                            Ratio of Net     Ratios Due to
                                          Net Assets,  Ratio of Expenses  Investment Loss    Waivers and
                       Total Investment   End of Year    to Average Net    to Average Net       Related         Portfolio
                          Return(3)     (000's omitted)    Assets(1)         Assets(1)      Reimbursements   Turnover Rate
------------------------------------------------------------------------------------------------------------------------------
Class A

                           (31.94)%          $12,771          1.50%             0.23%             0.48%             92.42%
------------------------------------------------------------------------------------------------------------------------------
                            18.51             23,902          1.50             (0.24)             0.53              75.76
------------------------------------------------------------------------------------------------------------------------------
                           (11.64)            17,194          1.50             (0.63)             1.02              65.32
------------------------------------------------------------------------------------------------------------------------------
                            38.21             24,086          1.50             (0.75)             0.65              65.85
------------------------------------------------------------------------------------------------------------------------------
                           (20.26)            18,520          1.50             (0.60)             0.65              84.12
Class B

                           (32.52)             4,975          2.00             (0.26)             0.48              92.42
------------------------------------------------------------------------------------------------------------------------------
                            17.76              6,944          2.00             (0.74)             0.53              75.76
------------------------------------------------------------------------------------------------------------------------------
                           (12.12)             4,301          2.00             (1.14)             1.02              65.32
------------------------------------------------------------------------------------------------------------------------------
                            37.53              4,030          2.00             (1.24)             0.65              65.85
------------------------------------------------------------------------------------------------------------------------------
                           (20.63)             2,716          2.00             (1.10)             0.65              84.12
------------------------------------------------------------------------------------------------------------------------------
Class C

                           (32.45)             9,204          2.00             (0.27)             0.48              92.42
------------------------------------------------------------------------------------------------------------------------------
                            17.75             16,112          2.00             (0.74)             0.53              75.76
------------------------------------------------------------------------------------------------------------------------------
                           (12.07)            11,460          2.00             (1.14)             1.02              65.32
------------------------------------------------------------------------------------------------------------------------------
                            37.54             13,399          2.00             (1.24)             0.65              65.85
------------------------------------------------------------------------------------------------------------------------------
                           (20.67)            11,112          2.00             (1.10)             0.65              84.12
------------------------------------------------------------------------------------------------------------------------------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

Financial Highlights -- Alpha Growth Portfolio


         The financial highlights table is intended to help you understand the financial performance of the Alpha Growth Portfolio for the past five years. This information reflects financial results for a single share of the Alpha Growth Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the Alpha Growth Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Alpha Growth Portfolio's financial statements, are included in the Alpha Growth Portfolio's annual report, which is available by calling 1-800-447-1139.

                                                  Net Asset                    Net Realized   Distributions
                                                    Value,    Net Investment  and Unrealized     from Net      Net Asset
                                                 Beginning of     Income/     Gain/(Loss) on     Realized    Value, End of
                                                     Year       (Loss)*(1)   Investments*(2)  Capital Gains      Year
---------------------------------------------------------------------------------------------------------------------------
Class A

     For the fiscal year ended March 31, 2003       $18.84        $(0.02)       $(3.25)             --          $15.57
---------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31, 2002        16.75         (0.03)         2.12              --           18.84
---------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31, 2001        21.21         (0.09)        (4.37)             --           16.75
---------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31, 2000        17.32         (0.07)         3.96              --           21.21
---------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31, 1999        13.40         (0.07)         4.01            $ (0.02)       17.32
---------------------------------------------------------------------------------------------------------------------------
Class B

     For the fiscal year ended March 31, 2003        18.41         (0.08)        (3.16)             --           15.17
---------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31, 2002        16.46         (0.06)         2.01              --           18.41
---------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31, 2001        20.93         (0.17)        (4.30)             --           16.46
---------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31, 2000        17.18         (0.16)         3.91              --           20.93
---------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31, 1999        13.38         (0.13)         3.95              (0.02)       17.18
---------------------------------------------------------------------------------------------------------------------------
Class C

     For the fiscal year ended March 31, 2003        18.42         (0.06)        (3.17)             --           15.19
---------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31, 2002        16.46         (0.06)         2.02              --           18.42
---------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31, 2001        20.94         (0.17)        (4.31)             --           16.46
---------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31, 2000        17.19         (0.18)         3.93              --           20.94
---------------------------------------------------------------------------------------------------------------------------
     For the fiscal year ended March 31, 1999        13.38         (0.13)         3.96              (0.02)       17.19
---------------------------------------------------------------------------------------------------------------------------

     * Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

     (1) Reflects waivers and related reimbursements, if any.

     (2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years.

Financial Highlights -- Alpha Growth Portfolio

                                                                                               Increase/
                                                                                               (Decrease)
                                                                                             Reflected in
                                                                                            Expense and Net
                                                                                               Investment
                                                                                             Income/(Loss)
                                                                            Ratio of Net     Ratios Due to
                                          Net Assets,  Ratio of Expenses  Investment Loss    Waivers and
                       Total Investment   End of Year    to Average Net    to Average Net       Related         Portfolio
                          Return(3)     (000's omitted)    Assets(1)         Assets(1)      Reimbursements   Turnover Rate
------------------------------------------------------------------------------------------------------------------------------
Class A
                        (17.36)%             $39,817           1.40%           (0.15)%           0.56%            185.33%
------------------------------------------------------------------------------------------------------------------------------
                         12.48                23,176           1.40            (0.42)            1.06              82.40
------------------------------------------------------------------------------------------------------------------------------
                        (21.03)               17,316           1.40            (0.46)            0.97              81.37
------------------------------------------------------------------------------------------------------------------------------
                         22.46                22,580           1.40            (0.63)            1.33              56.26
------------------------------------------------------------------------------------------------------------------------------
                         29.47                 6,542           1.40            (0.57)            2.89              84.49
------------------------------------------------------------------------------------------------------------------------------

Class B
                        (17.60)               16,059           1.90            (0.65)            0.56             185.33
------------------------------------------------------------------------------------------------------------------------------
                         11.85                 9,061           1.90            (0.92)            1.06              82.40
------------------------------------------------------------------------------------------------------------------------------
                        (21.36)                7,441           1.90            (0.96)            0.97              81.37
------------------------------------------------------------------------------------------------------------------------------
                         21.83                 9,124           1.90            (1.11)            1.33              56.26
------------------------------------------------------------------------------------------------------------------------------
                         28.61                 4,460           1.90            (1.07)            2.89              84.49
------------------------------------------------------------------------------------------------------------------------------

Class C
                        (17.54)               13,236           1.90            (0.63)            0.56             185.33
------------------------------------------------------------------------------------------------------------------------------
                         11.91                 6,546           1.90            (0.92)            1.06              82.40
------------------------------------------------------------------------------------------------------------------------------
                        (21.40)                4,973           1.90            (0.96)            0.97              81.37
------------------------------------------------------------------------------------------------------------------------------
                         21.81                 6,398           1.90            (1.09)            1.33              56.26
------------------------------------------------------------------------------------------------------------------------------
                         28.69                 3,304           1.90            (1.07)            2.89              84.49
------------------------------------------------------------------------------------------------------------------------------

     (3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

         Financial Highlights -- International Equity Portfolio


         The financial highlights table is intended to help you understand the financial performance of the International Equity Portfolio for the past five years. This information reflects financial results for a single share of the International Equity Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the International Equity Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the International Equity Portfolio's financial statements, are included in the International Equity Portfolio's annual report, which is available by calling 1-800-447-1139.

                                                   Net Asset       Net      Net Realized and   Dividends   Distributions
                                                     Value,     Investment     Unrealized      from Net      from Net     Net Asset
                                                  Beginning of   Income/     Gain/(Loss) on   Investment     Realized     Value, End
                                                      Year      (Loss)*(1)   Investments*(2)    Income     Capital Gains   of Year
 -----------------------------------------------------------------------------------------------------------------------------------
 Class A

       For the fiscal year ended March 31, 2003      $14.64       $0.07          $(4.40)            --           --          $10.31
 -----------------------------------------------------------------------------------------------------------------------------------
       For the fiscal year ended March 31, 2002       17.55       (0.04)          (2.87)            --          --            14.64
 -----------------------------------------------------------------------------------------------------------------------------------
       For the fiscal year ended March 31, 2001       27.84       (0.06)          (9.92)            --         $(0.31)        17.55
 -----------------------------------------------------------------------------------------------------------------------------------
       For the fiscal year ended March 31, 2000       15.14       (0.05)          12.98             --          (0.23)        27.84
 -----------------------------------------------------------------------------------------------------------------------------------
       For the fiscal year ended March 31, 1999       13.77       (0.03)           1.40             --+         --            15.14
 -----------------------------------------------------------------------------------------------------------------------------------
 Class B

       For the fiscal year ended March 31, 2003       14.32        0.01           (4.31)            --           --           10.02
 -----------------------------------------------------------------------------------------------------------------------------------
       For the fiscal year ended March 31, 2002       17.26       (0.12)          (2.82)            --          --            14.32
 -----------------------------------------------------------------------------------------------------------------------------------
       For the fiscal year ended March 31, 2001       27.52       (0.18)          (9.77)            --          (0.31)        17.26
 -----------------------------------------------------------------------------------------------------------------------------------
       For the fiscal year ended March 31, 2000       15.05       (0.10)          12.80             --          (0.23)        27.52
 -----------------------------------------------------------------------------------------------------------------------------------
       For the fiscal year ended March 31, 1999       13.75       (0.02)           1.32             --+         --            15.05
 -----------------------------------------------------------------------------------------------------------------------------------
 Class C

       For the fiscal year ended March 31, 2003       14.32        0.01           (4.30)            --           --           10.03
 -----------------------------------------------------------------------------------------------------------------------------------
       For the fiscal year ended March 31, 2002       17.25       (0.10)          (2.83)            --          --            14.32
 -----------------------------------------------------------------------------------------------------------------------------------
       For the fiscal year ended March 31, 2001       27.52       (0.15)          (9.81)            --          (0.31)        17.25
 -----------------------------------------------------------------------------------------------------------------------------------
       For the fiscal year ended March 31, 2000       15.05       (0.09)          12.79             --          (0.23)        27.52
 -----------------------------------------------------------------------------------------------------------------------------------
       For the fiscal year ended March 31, 1999       13.75       (0.02)           1.32             --+         --            15.05
 -----------------------------------------------------------------------------------------------------------------------------------

         * Calculated based on the shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

         +   Amount is less than $0.01 per share.

         (1) Reflects waivers and related reimbursements, if any.

         (2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years.

Financial Highlights -- International Equity Portfolio




                                                                                               Increase/
                                                                                               (Decrease)
                                                                                             Reflected in
                                                                                            Expense and Net
                                                                                               Investment
                                                                                             Income/(Loss)
                                                                            Ratio of Net     Ratios Due to
                                          Net Assets,  Ratio of Expenses  Investment Loss    Waivers and
                       Total Investment   End of Year    to Average Net    to Average Net       Related         Portfolio
                          Return(3)     (000's omitted)    Assets(1)         Assets(1)      Reimbursements   Turnover Rate
----------------------------------------------------------------------------------------------------------------------------
Class A

                           (29.58)%         $20,518           1.75%           0.55%             0.57%            147.32%
----------------------------------------------------------------------------------------------------------------------------
                           (16.58)           31,455           1.75           (0.09)             0.57             168.32
----------------------------------------------------------------------------------------------------------------------------
                           (35.99)           54,096           1.75           (0.31)             0.53             168.04
----------------------------------------------------------------------------------------------------------------------------
                            85.67            61,508           1.75           (0.77)             1.12              96.36
----------------------------------------------------------------------------------------------------------------------------
                             9.97             8,299           1.75            0.05              2.38             114.68
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Class B

                           (30.03)            4,218           2.25            0.07              0.57             147.32
----------------------------------------------------------------------------------------------------------------------------
                           (17.03)            7,751           2.25           (0.59)             0.57             168.32
----------------------------------------------------------------------------------------------------------------------------
                           (36.30)           11,754           2.25           (0.81)             0.53             168.04
----------------------------------------------------------------------------------------------------------------------------
                            84.66            15,656           2.25           (1.27)             1.12              96.36
----------------------------------------------------------------------------------------------------------------------------
                             9.48             3,156           2.25           (0.45)             2.38             114.68
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Class C

                           (29.96)           13,257           2.25            0.05              0.57             147.32
----------------------------------------------------------------------------------------------------------------------------
                           (16.99)           21,025           2.25           (0.59)             0.57             168.32
----------------------------------------------------------------------------------------------------------------------------
                           (36.34)           25,833           2.25           (0.81)             0.53             168.04
----------------------------------------------------------------------------------------------------------------------------
                            84.65            18,238           2.25           (1.27)             1.12              96.36
----------------------------------------------------------------------------------------------------------------------------
                             9.48             2,926           2.25           (0.45)             2.38             114.68
----------------------------------------------------------------------------------------------------------------------------

        (3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

The
Bear Stearns
Funds

383 Madison Avenue
New York, NY 10179

1-800-447-1139



DISTRIBUTOR                                         TRANSFER and DIVIDEND
Bear, Stearns & Co. Inc.                            DISBURSEMENT AGENT
383 Madison Avenue                                  PFPC Inc.
New York, NY 10179                                  Bellevue Corporate Center
                                                    400 Bellevue Parkway
                                                    Wilmington, DE 19809
INVESTMENT ADVISER
Bear Stearns Asset Management Inc.
383 Madison Avenue                                  COUNSEL
New York, NY 10179                                  Kramer Levin Naftalis &
                                                    Frankel LLP
                                                    919 Third Avenue
SUB-ADVISER                                         New York, NY 10022
(INTERNATIONAL EQUITY PORTFOLIO)
Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300                INDEPENDENT AUDITORS
Wilmington, DE 19801                                Deloitte & Touche LLP
                                                    Two World Financial Center
                                                    New York, NY 10281
ADMINISTRATOR
Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179


CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

         Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

         Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Portfolio's investments, including a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

            o To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about a Portfolio, you may call or write:

                              PFPC Inc.
                              Attention: The Bear Stearns Funds
                              P.O. Box 9830
                              Providence, RI 02940-8030
                              Telephone: 1-800-447-1139


            o You may obtain copies of the SAI or financial reports:

                    o for free by calling or writing broker-dealers or other
                      financial intermediaries that sell a Portfolio's shares;

                    o upon payment of a duplicating fee, by electronic
                      request at the following E-mail address:
                      publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102; or

                    o for free by visiting the SEC's Worldwide Web site at
                      http://www.sec.gov.

            o You may review and copy information about the Portfolios
              (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 to obtain information on the operation of the SEC's Public Reference Room.

         Investment Company Act File No. 811-8798

                                                                    BSF-P-015-06

                  The
                  Bear Stearns
                  Funds

                  Prospectus Dated

                  August 1,  2003


                  Equity Funds

                       o  S&P STARS Portfolio
                       o
                       o
                       o S&P STARS Opportunities Portfolio
                       o
                       o
                       o  The Insiders Select Fund
                       o
                       o
                       o  Intrinsic Value Portfolio
                       o
                       o
                       o  Small Cap Value Portfolio
                       o
                       o
                       o  Alpha Growth Portfolio
                       o
                       o
                       o  International Equity Portfolio

                          Class Y Shares


     This Prospectus provides important information about each Portfolio that you should know before investing. Please read it carefully and keep it for future reference.

     The Securities and Exchange Commission has not approved any Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


The Bear Stearns Funds o 383 Madison Avenue, New York, NY 10179 o 1-800-447-1139

 Table of Contents

                   Risk/Return Summaries
                   ............................................................1

                        S&P STARS Portfolio

                        S&P STARS Opportunities Portfolio

                        The Insiders Select Fund

                        Intrinsic Value Portfolio

                        Small Cap Value Portfolio

                        Alpha Growth Portfolio

                        International Equity Portfolio

                   Investments
                   ...........................................................41
                   Risk Factors
                   ...........................................................45
                   Management of the Portfolios
                   ...........................................................48

                        Investment Adviser

                        Investment Sub-Adviser--International Equity Portfolio Portfolio Managers

                   How the Portfolios Value Their Shares
                   ...........................................................50
                   Investing in the Portfolios
                   ...........................................................51

                        How to Buy Shares

                        How to Sell Shares

                        Exchanges

                   Dividends, Distributions and Taxes
                   ...........................................................56
                   Additional Information
                   ...........................................................58
                   Financial Highlights
                   ...........................................................60

                    Each Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company.


                    It is important to keep in mind that mutual fund shares are:

                    o    not deposits or obligations of any bank;
                    o    not insured by the Federal Deposit Insurance
                         Corporation;
                    o subject to investment risk, including possible loss of the money invested.

S&P STARS Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

         To provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500 Index").

Principal Strategies

         Under normal circumstances, the S&P STARS Portfolio will invest at least 80% of its net assets in securities with any STARS ranking at the time of purchase. The S&P STARS Portfolio will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

         In seeking to achieve the investment objective of the S&P STARS Portfolio, Bear Stearns Asset Management Inc., the investment adviser for the S&P STARS Portfolio and each other Portfolio of The Bear Stearns Funds ("BSAM" or the "Adviser"), principally uses the Standard & Poor's Stock Appreciation Ranking System (or "STARS") to identify common stocks in the highest category (five-STARS ) for purchase and in the lowest category (one-STARS) for short selling. The Adviser believes that this approach will provide opportunities to achieve performance that exceeds the S&P 500 Index's total return.

               o Generally, the S&P STARS Portfolio will invest at least 85% of its total assets in U.S. common stocks and U.S. dollar-denominated American Depositary Receipts ("ADRs") that are listed on U.S. exchanges that, at the time of initial purchase, were ranked five-STARS or, at their time of short sale, were ranked one-STARS.

               o Generally, the S&P STARS Portfolio may invest up to 15% of its total assets in U.S. common stocks and ADRs without regard to STARS ranking at the time of purchase. This strategy will allow the Adviser to consider a much larger universe of attractive stocks that S&P does not follow, which means that the S&P STARS Portfolio may purchase more "lower-rated" securities (or sell short more "higher-rated" securities) than it otherwise could. See "Principal Investment Strategies--Additional Information."

         In selecting investments, the Adviser analyzes the stocks ranked by S&P analysts according to the STARS ranking system and selects those it believes have the best potential for capital appreciation. The Adviser focuses on companies that show the potential to achieve growth at a reasonable price. The Adviser considers various factors including market segment, industry, earnings history, price-to-earnings ratio and management. The Adviser may select securities of companies with small, middle and large market capitalizations.

         If S&P downgrades a security held by the S&P STARS Portfolio to four-STARS from five-STARS, the Portfolio may purchase additional shares of that security without limitation. In addition, if S&P upgrades a security held by the S&P STARS Portfolio to two-STARS from one-STARS, the Portfolio may sell short additional shares of that security without limitation. If, however, S&P downgrades a security held by the S&P STARS Portfolio from five- or four-STARS to three-STARS or lower, that security is subject to the 15% limitation on acquiring securities without regard to STARS ranking. Similarly, if S&P upgrades a security sold short by the S&P STARS Portfolio

                                                           S&P STARS Portfolio 1
         from one- or two-STARS to three-STARS or higher, that security is also subject to the 15% limitation on investments made without regard to STARS ranking.

         S&P's research staff analyzes and ranks the stocks of approximately 1,100 issuers and evaluates their short- to intermediate-term (up to 12 months) appreciation potential, as shown below.

         o o o o o      Buy      Expected to be among the best performers over
                                 the next 6 to 12 months.
           o o o o  Accumulate   Expected to be an above-average performer.
             o o o     Hold      Expected to be an average performer.
               o o     Avoid     Expected to be a below-average performer.
                 o     Sell      Expected to be a well-below-average performer.

         The S&P STARS Portfolio may "sell short" securities that at their time of initial sale were rated one-STARS. In a short sale, the Adviser sells a security it has borrowed, with the expectation that the security will decline in value. If the Adviser correctly predicts the decline in value, the Adviser will repurchase the security at a lower price and realize a gain for the S&P STARS Portfolio. Short selling is considered "leverage" and may involve substantial risk.


Principal Risks

         You may lose money by investing in the S&P STARS Portfolio. The S&P STARS Portfolio is also subject to the following principal risks, certain of which more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the STARS Portfolio's net asset value ("NAV"), yield and/or total return:

           o     The market value of portfolio securities may decline.

           o A particular strategy may not be executed effectively or otherwise generate the intended result.

           o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

           o Short sales may involve substantial risk and may involve leverage, which may increase potential losses.

           o Rankings by S&P's research group may not accurately assess the investment prospects of a particular security.

           o Because some securities ranked 5-STARS may be small- or middle-capitalization stocks that are susceptible to greater price volatility than large capitalization stocks, the Portfolio may elect not to acquire such securities if it determines that it cannot buy or sell them in sufficient quantities at attractive prices.

           o The Portfolio may be unable to invest in the entire universe of 5-STARS securities because many securities are issued by companies with small capitalizations. Positions in these companies may be incompatable with the Portfolio's investment strategies, as the Portfolio is limited in the amount of assets it may invest in the securities of a single issuer.


2 S&P STARS Portfolio

           o A small- or middle-capitalization company's stock may decline in value because, among other reasons, the company lacks the management experience, operating experience, financial resources or product diversification that permit larger companies to adapt to changing market conditions.

         The S&P STARS Portfolio is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make the S&P STARS Portfolio more susceptible to price changes of securities of a particular issuer.

Who May Want to Invest in the S&P STARS Portfolio

         The S&P STARS Portfolio may be appropriate for investors who:

           o     are investing for the long-term;

           o     want to add an equity component to their portfolio.

         The S&P STARS Portfolio may not be appropriate for investors who:

           o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.








                                                         S&P STARS Portfolio   3

Performance

         The bar chart and table below illustrate the risks of investing in the S&P STARS Portfolio by showing changes in the performance of its Class Y shares for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

                 S&P STARS Portfolio Annual Total Return (%)(1)

                           1996               28.42
                           1997               18.59
                           1998               40.33
                           1999               38.20
                           2000                3.44
                           2001              (13.47)
                           2002              (40.29)

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1)The S&P STARS Portfolio's year-to-date return as of June 30, 2003 was 17.00%.

         During the period shown in the bar chart, the highest quarterly return was 28.79% (for the quarter ended December 31, 1998), and the lowest quarterly return was (21.92)% (for the quarter ended June 30, 2002).

         The table below shows how the average annual total returns for Class Y shares of the S&P STARS Portfolio for one year, five years and since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-to large-size companies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").



                   Average Annual Total Returns                                                  Since Inception
                   (for the periods ended December 31,  2002)         1 Year        5 Years      August  7, 1995
              ------------------------------------------------------------------------------------------------------
                   Class Y
              ------------------------------------------------------------------------------------------------------
                   Return before taxes                                (40.29)%       0.72%          6.98%
              ------------------------------------------------------------------------------------------------------
                   Return after taxes on distributions                (40.29)%       0.42%          5.40%
              ------------------------------------------------------------------------------------------------------
                   Return after taxes on distributions and on         (24.74)%       0.63%          5.11%
                   sale of Portfolio  shares
              ------------------------------------------------------------------------------------------------------
                   S&P 500 Index*                                     (22.10)%      (0.59)%         8.03%
              ------------------------------------------------------------------------------------------------------


              * Reflects no deduction for fees, expenses or taxes and is not available for investment.


4   S&P STARS Portfolio

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the S&P STARS Portfolio.



               Shareholder Fees (paid directly from your  investment)(1)                       Class Y
         ------------------------------------------------------------------------------------------------
               Maximum sales charge (load) imposed on  purchases
               (as a percentage of offering price)                                              None
         ------------------------------------------------------------------------------------------------
               Maximum deferred sales charge (load)
               (as a percentage of the lower of purchase or sale price)                         None
         ------------------------------------------------------------------------------------------------
               Sales charge imposed on reinvested dividends                                     None
         ------------------------------------------------------------------------------------------------
               Redemption  fees(2)                                                              None
         ------------------------------------------------------------------------------------------------
               Exchange fees                                                                    None
         ------------------------------------------------------------------------------------------------
               Annual Portfolio Operating Expenses
               (expenses that are deducted from Portfolio assets)
         ------------------------------------------------------------------------------------------------
               Management Fees                                                                 0.75%
         ------------------------------------------------------------------------------------------------
               Distribution (12b-1) Fees                                                       0.00%
         ------------------------------------------------------------------------------------------------
               Other Expenses                                                                  0.41%
                                                                                              ------
         ------------------------------------------------------------------------------------------------
               Total Annual Portfolio Operating Expenses                                       1.16%
                                                                                              ------
         ------------------------------------------------------------------------------------------------
               Fee Waiver                                                                     (0.16)%
                                                                                              ------
         ------------------------------------------------------------------------------------------------
               Net  Expenses(3)                                                                1.00%
                                                                                              ------
         ------------------------------------------------------------------------------------------------

            (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

            (2) There is a transaction fee of $7.50 for wiring redemption proceeds.

            (3) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the S&P STARS Portfolio's net expenses do not exceed the amount indicated above.




                                                         S&P STARS Portfolio   5

Example

         This Example illustrates the cost of investing in the S&P STARS Portfolio over various time periods. It is intended to help you compare the cost of investing in the S&P STARS Portfolio with the cost of investing in other mutual funds. The Example assumes that:

           o     you invest $10,000 in the S&P STARS Portfolio;

           o     your investment returns 5% each year;

           o     the S&P STARS Portfolio's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 Year    3 Years     5 Years   10 Years
             ------------------------------------------------------------------
                   Class Y         $102       $353       $623     $1,395
             ------------------------------------------------------------------
             * This Example assumes that net portfolio operating expenses will equal 1.00% until July 31, 2004, and thereafter will equal 1.16%.



6   S&P STARS Portfolio

S&P STARS Opportunities Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

         To provide long-term capital appreciation.

Principal Strategies

         Under normal circumstances, the S&P STARS Opportunities Portfolio will invest at least 80% of its net assets in securities with any STARS ranking at the time of purchase. The S&P STARS Opportunities Portfolio will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

         In seeking to achieve the investment objective of the S&P STARS Opportunities Portfolio, the Adviser principally uses the Standard & Poor's Stock Appreciation Ranking System (or "STARS") to identify common stocks in the highest category (five-STARS) for purchase and in the lowest category (one-STARS) for short selling. The Adviser believes that this approach will provide opportunities to achieve performance that exceeds the Standard & Poor's MidCap 400 Stock Index's total return.

            o The Adviser generally selects securities of companies that, at the time of purchase, have market capitalizations of under $7 billion or are components of either the Standard & Poor's MidCap 400 Index or the Standard & Poor's SmallCap 600 Index.

            o Generally, the S&P STARS Opportunities Portfolio will invest at least 75% of its total assets in U.S. common stocks and U.S. dollar-denominated ADRs that are listed on U.S. exchanges that, at the time of initial purchase, were ranked five-STARS or, at the time of short sale, were ranked one-STARS.

            o Generally, the S&P STARS Opportunities Portfolio may invest up to 25% of its total assets in U.S. common stocks and ADRs without regard to STARS ranking at the time of purchase. This strategy will allow the Adviser to consider a larger universe of stocks of small- and medium-capitalization companies. These may be companies that S&P does not follow and therefore have no STARS ranking or companies that have STARS rankings below five-STARS. The strategy also permits the Adviser to sell short securities of companies that are ranked higher than one-STARS or that have no STARS ranking. See "Principal Investment Strategies - Additional Information."

         In selecting investments, the Adviser analyzes the stocks ranked by S&P analysts according to the STARS ranking system and selects those it believes have the best potential for capital appreciation. The Adviser focuses on companies that show the potential to achieve growth at a reasonable price. The Adviser considers various factors including market segment, industry, earnings history, price-to-earnings ratio and management.

         If S&P downgrades a security held by the S&P STARS Opportunities Portfolio to four-STARS from five-STARS, the Portfolio may purchase additional shares of that security without limitation. Similarly, if S&P upgrades a security held by the S&P STARS Opportunities Portfolio


                                           S&P STARS Opportunities Portfolio   7
         to two-STARS from one-STARS, the S&P STARS Opportunities Portfolio may sell short additional shares of that security without limitation. If, however, S&P downgrades a security held by the S&P STARS Opportunities Portfolio from five- or four-STARS to three-STARS or lower, that security will be subject to the 25% limitation on acquiring securities without regard to STARS ranking. Similarly, if S&P upgrades a security sold short by the S&P STARS Opportunities Portfolio from one- or two-STARS to three-STARS or higher, that security will also be subject to the 25% limitation on investments made without regard to STARS ranking.

         S&P's research staff ranks the stocks of approximately 1,100 issuers in accordance with their expected short- to intermediate-term (up to 12 months) appreciation potential as follows:

         o o o o o      Buy      Expected to be among the best performers over
                                 the next 6 to 12 months.
           o o o o  Accumulate   Expected to be an above-average performer.
             o o o     Hold      Expected to be an average performer.
               o o     Avoid     Expected to be a below-average performer.
                 o     Sell      Expected to be a well-below-average performer.

         The S&P STARS Opportunities Portfolio may "sell short" securities that at the time of initial sale were ranked one-STARS. In a short sale, the Portfolio sells a security it does not own but has borrowed, with the expectation that the security will decline in value. If the Adviser correctly predicts the decline in value, the Adviser will purchase the security at a lower price to return to the lender and realize a gain for the S&P STARS Opportunities Portfolio. Short selling is considered "leverage" and may involve substantial risk.


Principal Risks

         You may lose money by investing in the S&P STARS Opportunities Portfolio. The S&P STARS Opportunities Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the S&P STARS Opportunities Portfolio's NAV, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy may not be executed effectively or otherwise generate the intended result.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

            o Because small capitalization stocks are susceptible to greater price volatility than large capitalization stocks, the Portfolio may elect not to acquire such securities if it determines that it cannot buy or sell them in sufficient quantities at attractive prices.



8   S&P STARS Opportunities Portfolio

            o A small- or middle-capitalization company's stock may decline in value because, among other reasons, the company lacks the management experience, operating experience, financial resources or product diversification that permit larger companies to adapt to changing market conditions.

            o Short sales may involve substantial risk and may involve leverage, which may increase potential losses.

            o Rankings by S&P's research group may not accurately assess the investment prospects of a particular security.

         The S&P STARS Opportunities Portfolio is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make the S&P STARS Opportunities Portfolio more susceptible to price changes of securities of a particular issuer.

Who May Want to Invest in the S&P STARS Opportunities Portfolio

         The S&P STARS Opportunities Portfolio may be appropriate for investors who:

            o     are investing for the long-term;

            o     want to add an equity component to their portfolio.

         The S&P STARS Opportunities Portfolio may not be appropriate for investors who:

            o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.


                                           S&P STARS Opportunities Portfolio   9

Performance


         The bar chart and table below illustrate the risks of investing in the S&P STARS Opportunities Portfolio by showing changes in the performance of its Class Y shares for various periods ended December 31, 2002. The figure shown in the bar chart and table assumes reinvestment of dividends and distributions.


          S&P STARS Opportunities Portfolio Annual Total Return (%)(1)

                            2002              (22.29)

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1)The S&P STARS Opportunities Portfolio's year-to-date return as of June 30, 2003 was 13.06%.

         During the period shown in the bar chart, the highest quarterly return was 3.15% (for the quarter ended December 31, 2002), and the lowest quarterly return was (16.17)% (for the quarter ended September 30, 2002).

         The table below shows how the average annual total returns for Class Y shares of the S&P STARS Opportunities Portfolio for one year and since the date of inception compared to the S&P MidCap 400 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-size companies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

                   Average Annual Total Returns                                               Since Inception
                   (for the periods ended December 31, 2002)                 1 Year           October 1, 2001
              -----------------------------------------------------------------------------------------------------
                   Class Y
              -----------------------------------------------------------------------------------------------------
                   Return before taxes                                      (22.29)%                   (6.97)%
              -----------------------------------------------------------------------------------------------------
                   Return after taxes on distributions                      (22.74)%                   (7.40)%
              -----------------------------------------------------------------------------------------------------
                   Return after taxes on distributions and on sale of
                   Portfolio shares                                         (13.67)%                   (5.76)%
              -----------------------------------------------------------------------------------------------------
                   S&P MidCap 400 Index*                                    (14.51)%                    0.69%
              -----------------------------------------------------------------------------------------------------

              *    Reflects no deduction for fees, expenses or taxes and is not available for investment.




10  S&P STARS Opportunities Portfolio

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the S&P STARS Opportunities Portfolio.



               Shareholder Fees (paid directly from your  investment)(1)                Class Y
          -----------------------------------------------------------------------------------------
               Maximum sales charge (load) imposed on purchases
               (as a percentage of offering price)                                       None
          -----------------------------------------------------------------------------------------
               Maximum deferred sales charge (load)
               (as a percentage of the lower of purchase or sale price)                  None
          -----------------------------------------------------------------------------------------
               Sales charge imposed on reinvested dividends                              None
          -----------------------------------------------------------------------------------------
               Redemption  fees(2)                                                       None
          -----------------------------------------------------------------------------------------
               Exchange fees                                                             None
          -----------------------------------------------------------------------------------------
               Annual Portfolio Operating Expenses
               (expenses that are deducted from Portfolio assets)
          -----------------------------------------------------------------------------------------
               Management Fees                                                          0.75%
          -----------------------------------------------------------------------------------------
               Distribution (12b-1) Fees                                                0.00%
          -----------------------------------------------------------------------------------------
               Other Expenses                                                           0.69%
                                                                                       ------
          -----------------------------------------------------------------------------------------
               Total Annual Portfolio Operating Expenses                                1.44%
                                                                                       ------
          -----------------------------------------------------------------------------------------
               Fee Waiver and Expense Reimbursement                                    (0.44)%
                                                                                       ------
          -----------------------------------------------------------------------------------------
               Net  Expenses(3)                                                         1.00%
                                                                                       ------
          -----------------------------------------------------------------------------------------

          (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

          (2) There is a transaction fee of $7.50 for wiring redemption proceeds.

          (3) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the S&P STARS Opportunities Portfolio's net expenses do not exceed the amount indicated above.




                                          S&P STARS Opportunities Portfolio   11

Example

         This Example illustrates the cost of investing in the S&P STARS Opportunities Portfolio over various time periods. It is intended to help you compare the cost of investing in the S&P STARS Opportunities Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the S&P STARS Opportunities Portfolio;

            o     your investment returns 5% each year;

            o the S&P STARS Opportunities Portfolio's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year       3 Years     5 Years      10 Years
         -----------------------------------------------------------------------
              Class Y            $102          $412       $745        $1,686
         -----------------------------------------------------------------------

         * This Example assumes that net portfolio operating expenses will equal 1.00% until July 31, 2004, and thereafter will equal 1.44%.



12   S&P STARS Opportunities Portfolio

The Insiders Select Fund
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY


Investment Objective

         Capital appreciation.


Principal Strategies

         Under normal market conditions, The Insiders Select Fund invests its assets in the equity securities of U.S. issuers, without regard to market capitalization, that the Adviser believes provide opportunities for capital appreciation. Equity securities consist of common stocks, convertible securities and preferred stocks.

         In selecting investments for The Insiders Select Fund, the Adviser uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, stock price volatility relative to the market, new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

         From the universe of equity securities that pass the value screen, the Adviser further considers ownership of and trading in a company's securities by corporate insiders, officers, directors and significant stockholders, as well as a company's corporate finance activities, including stock repurchase programs, dividend policies and new securities issuance. In its analysis of these insider signals, the Adviser relies on publicly-available data.

         It is possible that value screening criteria may outweigh insider signals in the Adviser's selection of portfolio securities.


Principal Risks

         You may lose money by investing in The Insiders Select Fund. The Insiders Select Fund is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect The Insiders Select Fund's NAV, yield and/or total return:

          o    The market value of portfolio securities may decline.

          o A particular strategy may not be executed effectively or otherwise generate the intended result.

          o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

          o To the extent that The Insiders Select Fund invests in middle-capitalization stocks, these stocks may decline in value because the company lacks management experience, operating experience, financial resources and product diversification that permit larger companies to adapt to changing market conditions.





                                                   The Insiders Select Fund   13

          o Middle capitalization company stocks are susceptible to greater price volatility and therefore may be more difficult to buy or sell at attractive prices than large capitalization stocks.

          o Corporate insiders may trade their company's securities for personal reasons which may not necessarily reflect anticipated price movements.

         The Insiders Select Fund is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make The Insiders Select Fund more susceptible to price changes of securities of a particular issuer.

Who May Want to Invest in The Insiders Select Fund

         The Insiders Select Fund may be appropriate for investors who:

               o    are investing for the long-term;

               o    want to add an equity component to their portfolio;

               o believe that insider buying patterns may be a good indicator of the future direction of a company's stock price.

         The Insiders Select Fund may not be appropriate for investors who:

               o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.



The Insiders Select Fund   14

Performance

         The bar chart and table below illustrate the risks of investing in The Insiders Select Fund by showing changes in the performance of its Class Y shares for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

                  The Insiders Select Fund Annual Return (%)(1)

                              1996                21.89
                              1997                30.18
                              1998                 9.82
                              1999                 9.73
                              2000                17.74
                              2001                (5.70)
                              2002               (17.14)

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1)The Insiders Select Fund's year-to-date return as of June 30, 2003, was 11.44%.

         During the period shown in the bar chart, the highest quarterly return was 16.45% (for the quarter ended December 31, 1998) and the lowest quarterly return was (20.61)% (for the quarter ended September 30, 2002).

         The table below shows how the average annual total returns for Class Y shares of The Insiders Select Fund for one year, five years and since the date of inception compared to the S&P MidCap 400 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-size companies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs.



                      Average Annual Total Returns                                                    Since Inception
                      (for the periods ended December 31,  2002)          1 Year        5 Years       June  20, 1995
                 --------------------------------------------------------------------------------------------------------
                      Class Y
                 --------------------------------------------------------------------------------------------------------
                      Return before taxes                                (17.14)%         2.08%             9.50%
                 --------------------------------------------------------------------------------------------------------
                      Return after taxes on distributions                (17.16)%         0.70%             7.06%
                 --------------------------------------------------------------------------------------------------------
                      Return after taxes on distributions and on
                      sale of Portfolio  shares                          (10.50)%         1.55%             7.10%
                 --------------------------------------------------------------------------------------------------------
                      S&P MidCap 400 Index*                              (14.51)%         6.41%             12.28%
                 --------------------------------------------------------------------------------------------------------

                    * Reflects no deduction for fees, expenses or taxes and is not available for investment.



                                                   The Insiders Select Fund   15

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of The Insiders Select Fund.


               Shareholder Fees (paid directly from your  investment)(1)              Class Y
          ----------------------------------------------------------------------------------------
               Maximum sales charge (load) imposed on purchases
               (as a percentage of offering price)                                      None
          ----------------------------------------------------------------------------------------
               Maximum deferred sales charge (load)
               (as a percentage of the lower of purchase or sale price)                 None
          ----------------------------------------------------------------------------------------
               Sales charge imposed on reinvested dividends                             None
          ----------------------------------------------------------------------------------------
               Redemption  fees(2)                                                      None
          ----------------------------------------------------------------------------------------
               Exchange fees                                                            None
          ----------------------------------------------------------------------------------------
               Annual Portfolio Operating Expenses
               (expenses that are deducted from Portfolio assets)
          ----------------------------------------------------------------------------------------
               Management  Fees                                                        1.00%
          ----------------------------------------------------------------------------------------
               Distribution (12b-1) Fees                                               0.00%
          ----------------------------------------------------------------------------------------
               Other Expenses                                                          0.67%
                                                                                      ------
          ----------------------------------------------------------------------------------------
               Total Annual Portfolio Operating Expenses                               1.67%
                                                                                      ------
          ----------------------------------------------------------------------------------------
               Fee Waiver and Expense Reimbursements                                  (0.52)%
                                                                                      -------
          ----------------------------------------------------------------------------------------
               Net Expenses(3)                                                         1.15%
                                                                                       ------
          ----------------------------------------------------------------------------------------

          (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

          (2) There is a transaction fee of $7.50 for wiring redemption proceeds.

          (3) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that The Insiders Select Fund's net expenses do not exceed the amount indicated above.




16  The Insiders Select Fund

Example

         This Example illustrates the cost of investing in The Insiders Select Fund over various time periods. It is intended to help you compare the cost of investing in The Insiders Select Fund with the cost of investing in other mutual funds. The Example assumes that:

               o    you invest $10,000 in The Insiders Select Fund;

               o    your investment returns 5% each year;

               o The Insiders Select Fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year           3 Years          5 Years           10 Years
              ---------------------------------------------------------------------------------------------------------
                   Class Y                           $117              $476           $858              $1,933
              ---------------------------------------------------------------------------------------------------------
              *   This Example assumes that net portfolio operating expenses will equal 1.15% until July 31,  2004 and thereafter will equal  1.67%.





                                                   The Insiders Select Fund   17

Intrinsic Value Portfolio
--------------------------------------------------------------------------------

 RISK/RETURN SUMMARY

Investment Objective

         Capital appreciation.

Principal Strategies

         Under normal market conditions, the Intrinsic Value Portfolio ("Intrinsic Portfolio") invests at least 65% of its total assets in equity securities of companies with market capitalizations (at time of purchase) of more than $10 billion ("large companies") that the Adviser identifies as "value" securities. Within this 65% category, the Intrinsic Portfolio may invest up to 10% of its total assets in equity securities of foreign issuers in the form of ADRs.

         Equity securities consist of common stocks, convertible securities, preferred stocks and ADRs. The convertible securities and preferred stocks in which the Intrinsic Portfolio may invest must be rated at least "investment grade" by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase.

         The Adviser uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, stock price volatility relative to the market, new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

         The weighted average market capitalization of issuers in whose securities the Intrinsic Portfolio invests will vary depending on market conditions. As of June 30, 2003, the weighted average market capitalization of issuers of securities held by the Intrinsic Portfolio was greater than $68 billion.


Principal Risks

         You may lose money by investing in the Intrinsic Portfolio. The Intrinsic Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the Intrinsic Portfolio's NAV, yield and/or total return:

              o   The market value of portfolio securities may decline.

              o A particular strategy may not be executed effectively or otherwise generate the intended result.

              o A security's value will fluctuate in response to events affecting an issuer's profitability or viability

              o Foreign securities may be more volatile than their domestic counterparts, in part because of comparatively higher political and economic risks, lack of reliable information, and the risks that a foreign government may confiscate assets.


18   Intrinsic Value Portfolio

Who May Want to Invest in the Intrinsic Portfolio

         The Intrinsic Portfolio may be appropriate for investors who:

              o   are investing for the long-term;

              o   want to add a large-cap equity component to their portfolio.

         The Intrinsic Portfolio may not be appropriate for investors who:

              o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.



                                                  Intrinsic Value Portfolio   19

Performance

         The bar chart and table below illustrate the risks of investing in the Intrinsic Portfolio by showing changes in the performance of its Class Y shares for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

              Intrinsic Value Portfolio Annual Total Return (%)(1)

                              1996            14.84
                              1997            31.64
                              1998            16.24
                              1999             0.78
                              2000            21.47
                              2001            (1.01)
                              2002           (17.15)

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1)The Intrinsic Portfolio's year-to-date return as of June 30, 2003 was 14.96%.

         During the period shown in the bar chart, the highest quarterly return was 17.75% (for the quarter ended June 30, 1997) and the lowest quarterly return was (21.68)% (for the quarter ended September 30, 2002).

         The table below shows how the average annual total returns for Class Y shares of the Intrinsic Portfolio for one year, five years and since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-to large-size companies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                   Average Annual Total Returns                                                             Since Inception
                   (for the periods ended December 31,  2002)                1 Year         5 Years     September  11, 1995
              -------------------------------------------------------------------------------------------------------------------
                   Class Y
              -------------------------------------------------------------------------------------------------------------------
                   Return before taxes                                       (17.15)%        3.14%            9.17%
              -------------------------------------------------------------------------------------------------------------------
                   Return after taxes on distributions                       (17.15)%        1.69%            7.11%
              -------------------------------------------------------------------------------------------------------------------
                   Return after taxes on distributions and on sale of
                   Portfolio  shares                                         (10.52)%        2.37%            7.03%
              -------------------------------------------------------------------------------------------------------------------
                   S&P 500 Index*                                            (22.10)%       (0.59)%           7.71%
              -------------------------------------------------------------------------------------------------------------------

              * Reflects no deduction for fees, expenses or taxes and is not available for investment.


20   Intrinsic Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intrinsic Portfolio.

               Shareholder Fees (paid directly from your  investment)(1)              Class Y
          ---------------------------------------------------------------------------------------
               Maximum sales charge (load) imposed on purchases
               (as a percentage of offering price)                                      None
          ---------------------------------------------------------------------------------------
               Maximum deferred sales charge (load)
               (as a percentage of the lower of purchase or sale price)                 None
          ---------------------------------------------------------------------------------------
               Sales charge imposed on reinvested dividends                             None
          ---------------------------------------------------------------------------------------
               Redemption  fees(2)                                                      None
          ---------------------------------------------------------------------------------------
               Exchange fees                                                            None
          ---------------------------------------------------------------------------------------
               Annual Portfolio Operating Expenses
               (expenses that are deducted from Portfolio assets)
          ---------------------------------------------------------------------------------------
               Management Fees                                                         0.75%
          ---------------------------------------------------------------------------------------
               Distribution (12b-1) Fees                                               0.00%
          ---------------------------------------------------------------------------------------
               Other Expenses                                                          0.68%
                                                                                      ------
          ---------------------------------------------------------------------------------------
               Total Annual Portfolio Operating Expenses                               1.43%
                                                                                      ------
          ---------------------------------------------------------------------------------------
               Fee Waiver                                                             (0.43)%
                                                                                      -------
          ---------------------------------------------------------------------------------------
               Net  Expenses(3)                                                       1.00%
                                                                                       ----
          ---------------------------------------------------------------------------------------

          (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

          (2) There is a transaction fee of $7.50 for wiring redemption proceeds.

          (3) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the Intrinsic Portfolio's net expenses do not exceed the amount indicated above.




                                                  Intrinsic Value Portfolio   21

Example

         This Example illustrates the cost of investing in the Intrinsic Portfolio over various time periods. It is intended to help you compare the cost of investing in the Intrinsic Portfolio with the cost of investing in other mutual funds. The Example assumes that:

              o   you invest $10,000 in the Intrinsic Portfolio;

              o   your investment returns 5% each year;

              o   the Intrinsic Portfolio's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         If you sell your shares at the end of each period -



                                                    1 Year           3 Years          5 Years           10 Years
              ---------------------------------------------------------------------------------------------------------
                     Class Y                         $102              $410           $741              $1,676
              ---------------------------------------------------------------------------------------------------------

              * This Example assumes that net portfolio operating expenses will equal 1.00% until July 31, 2004 and thereafter will equal 1.43%.



22   Intrinsic Value Portfolio

Small Cap Value Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

         Capital appreciation.

Principal Strategies

         Under normal circumstances, the Small Cap Value Portfolio ("Small Cap Portfolio") will invest at least 80% of its net assets in equity securities of "small companies" that the Adviser identifies as "value" securities. Small companies include companies that have market capitalizations, measured at the time of purchase, that are no more than the upper market capitalization range of the companies that comprise the Russell 2000 Index, or $2 billion, whichever is greater. As of June 30, 2003, the upper market capitalization range of the companies that comprise the Russell 2000 Index was $1.72 billion, which may increase or decrease over time. The Small Cap Portfolio will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. Within this 80% category, the Small Cap Portfolio may invest up to 10% of its net assets in equity securities of foreign issuers in the form of ADRs.

         Equity securities consist of common stocks, convertible securities, preferred stocks and ADRs. The convertible securities and preferred stocks in which the Small Cap Portfolio may invest must be rated at least "investment grade" by an NRSRO at the time of purchase.

         The Adviser uses a "value" approach to investing. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The Adviser may consider factors such as the company's earnings growth, dividend payout ratios, return on equity, stock price volatility relative to the market, new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

         The weighted average market capitalization of issuers in whose securities the Small Cap Portfolio invests will vary depending on market conditions. As of June 30, 2003, the weighted average market capitalization of issuers whose securities were held by the Small Cap Portfolio was approximately $0.76 billion.


Principal Risks

         You may lose money by investing in the Small Cap Portfolio. The Small Cap Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the Small Cap Portfolio's NAV, yield and/or total return:

            o     The market value of portfolio securities may decline.

            o A particular strategy may not be executed effectively or otherwise generate the intended result.

            o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.


                                                  Small Cap Value Portfolio   23

            o A small company's stock may decline in value because the company lacks management experience, operating experience, financial resources and product diversification that permit larger companies to adapt to changing market conditions.

            o Small capitalization stocks are susceptible to greater price volatility and therefore may be more difficult to buy or sell at attractive prices than large capitalization stocks.

            o Foreign securities may be more volatile than their domestic counterparts, in part because of comparatively higher political and economic risks, lack of reliable information, and the risks that a foreign government may confiscate assets.

Who May Want to Invest in the Small Cap Portfolio

         The Small Cap Portfolio may be appropriate for investors who:

            o     are investing for the long-term;

            o     want to add a small-cap equity component to their portfolio.

         The Small Cap Portfolio may not be appropriate for investors who:

            o     want to invest only in larger, more established companies;

            o are not willing to take any risk that they may experience share price fluctuations, assume the risks associated with smaller-company stocks or lose money on their investment.



24   Small Cap Value Portfolio

Performance

         The bar chart and table below illustrate the risks of investing in the Small Cap Portfolio by showing changes in the performance of the Small Cap Portfolio's Class Y shares for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

                 Small Cap Portfolio Annual Total Return (%)(1)

                           1996                 15.89
                           1997                 33.28
                           1998                 -0.93
                           1999                 14.67
                           2000                 -0.05
                           2001                 12.71
                           2002                (25.55)

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1)The Small Cap Portfolio's year-to-date return as of June 30, 2003 was 14.41%.

         During the period shown in the bar chart, the highest quarterly return was 22.15% (for the quarter ended December 31, 1998) and the lowest quarterly return was (26.02)% (for the quarter ended September 30, 1998).

         The table below shows how the average annual total return for Class Y shares of the Small Cap Portfolio for one year, five years and since the date of inception compared to the Russell 2000 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small-size companies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs.



                  Average Annual Total Returns                                            Since Inception
                  (for the periods ended December 31, 2002)       1 Year       5 Years     June 22, 1995
           -------------------------------------------------------------------------------------------------
                  Class Y
           -------------------------------------------------------------------------------------------------
                  Return before taxes                            (25.55)%      (0.96)%         7.48%
           -------------------------------------------------------------------------------------------------
                  Return after taxes on distributions            (26.96)%      (3.09)%         5.44%
           -------------------------------------------------------------------------------------------------
                  Return after taxes on distributions and on
                  sale of Portfolio shares                       (15.06)%      (1.37)%         5.57%
           -------------------------------------------------------------------------------------------------
                  Russell 2000 Index*                            (20.48)%      (1.36)%         5.54%
           -------------------------------------------------------------------------------------------------

                  * Reflects no deduction for fees, expenses or taxes and is not available for investment.



                                                  Small Cap Value Portfolio   25

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Portfolio.


              Shareholder Fees (paid directly from your investment)(1)                             Class Y
         -------------------------------------------------------------------------------------------------------
              Maximum sales charge (load) imposed on purchases
              (as a percentage of offering price)                                                    None
         -------------------------------------------------------------------------------------------------------
              Maximum deferred sales charge (load)
              (as a percentage of the lower of purchase or sale price)                               None
         -------------------------------------------------------------------------------------------------------
              Sales charge imposed on reinvested dividends                                           None
         -------------------------------------------------------------------------------------------------------
              Redemption fees(2)                                                                     None
         -------------------------------------------------------------------------------------------------------
              Exchange fees                                                                          None
         -------------------------------------------------------------------------------------------------------
              Annual Portfolio Operating Expenses
              (expenses that are deducted from Portfolio assets)
         -------------------------------------------------------------------------------------------------------
              Management Fees                                                                       0.75%
         -------------------------------------------------------------------------------------------------------
              Distribution (12b-1) Fees                                                             0.00%
         -------------------------------------------------------------------------------------------------------
              Other Expenses                                                                        0.73%
                                                                                                    -----
         -------------------------------------------------------------------------------------------------------
              Total Annual Portfolio Operating Expenses                                             1.48%
                                                                                                    -----
         -------------------------------------------------------------------------------------------------------
              Fee Waiver                                                                           (0.28)%
                                                                                                   -------
         -------------------------------------------------------------------------------------------------------
              Net Expenses(3)                                                                       1.20%
                                                                                                    -----
         -------------------------------------------------------------------------------------------------------

           (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.


           (2) There is a transaction fee of $7.50 for wiring redemption proceeds.


           (3) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the Small Cap Portfolio's net expenses do not exceed the amount indicated above.



26   Small Cap Value Portfolio

Example

         This Example illustrates the cost of investing in the Small Cap Portfolio over various time periods. It is intended to help you compare the cost of investing in the Small Cap Portfolio with the cost of investing in other mutual funds. The Example assumes that:

              o   you invest $10,000 in the Small Cap Portfolio;

              o   your investment returns 5% each year;

              o   the Small Cap Portfolio's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 Year       3 Years    5 Years    10 Years
              ------------------------------------------------------------------
                   Class Y            $122       $440       $781       $1,744
              ------------------------------------------------------------------

              * This Example assumes that net portfolio operating expenses will equal 1.20% until July 31, 2004, and thereafter will equal 1.48%.



                                                  Small Cap Value Portfolio   27

Alpha Growth Portfolio
--------------------------------------------------------------------------------

 RISK/RETURN SUMMARY

Investment Objective

         Capital appreciation.

Principal Strategies

         Under normal circumstances, the Alpha Growth Portfolio will invest substantially all of its assets in equity securities selected by one or more growth models.

         Generally, these growth models identify equity securities having the following characteristics:

               o    High projected earnings for the next three to five years;

               o    Positive earnings momentum;

               o    Positive price momentum; and

               o    Reasonable valuation metrics.


         The Portfolio typically will hold 40-60 securities selected by these models. At least once a year, the Adviser will reapply these models (a "regeneration"), which usually results in changes in Portfolio holdings. The model may change from time to time, depending on the Adviser's ongoing research efforts.

         When the Adviser regenerates the Portfolio's holdings, each equity security identified by a particular model will be allocated an equal amount of the Portfolio's assets. Generally, the Portfolio will purchase securities on a pro rata basis when it receives cash from new investments in Portfolio shares and it will sell securities on a pro rata basis when required to raise cash to meet redemptions.

         Because the Alpha Growth Portfolio may not invest more than 25% of its total assets in the securities of issuers in the same industry (excluding U.S. government securities), the Adviser will be required to deviate from its principal investment strategy if, upon regenerating the Portfolio, the securities selected would result in more than 25% of the Portfolio's total assets being invested in a single industry.

         The Portfolio may invest in equity securities with any market capitalization, except as may be determined by particular models established by the Adviser.

         If the Adviser determines that earnings or other factual criteria that form the basis for identifying an equity security in a particular model are false or incorrect, it may replace that security with another investment that does meet the criteria.

         The Portfolio may sell a security prior to a regeneration if the Adviser identifies one or more "red flags." These red flags include:
         (i) restatement of financials; (ii) merger announcements; (iii) bankruptcy; (iv) corporate actions; and (v) the loss by a security of 50% of its market value (together with all dividends earned thereon) from the latter of its date of purchase or its last regeneration. The Portfolio will generally invest the proceeds of any such sales pro rata in additional shares of the remaining securities that it holds.


28   Alpha Growth Portfolio

Principal Risks


     There can be no assurance of the success of any investment decision model. You may lose money by investing in the Alpha Growth Portfolio. The Alpha Growth Portfolio is also subject to the following principal risks. Some or all of these risk factors may affect the Alpha Growth Portfolio's NAV, yield and/or total return:

            o     The model may select equity securities that decrease in value.

            o Small- or middle-capitalization company stocks are susceptible to greater price volatility and therefore may be more difficult to buy or sell at attractive prices than large capitalization stocks.

            o A small- or middle-capitalization company's stock may decline in value because, among other reasons, the company lacks the management experience, operating experience, financial resources or product diversification that permit larger companies to adapt to changing market conditions.

            o The Alpha Growth Portfolio may continue to hold equity securities that a model initially selected, even if circumstances subsequently change so that the equity security would no longer qualify under that model. The Portfolio also may purchase securities that would no longer qualify under a model if the Portfolio receives new assets resulting from the purchase of shares before the next regeneration. Consequently, the Portfolio may continue to hold and purchase securities that fit the Portfolio's growth models at the time those models were applied until the next regeneration (typically once a year) even though these securities may no longer exhibit growth characteristics or be considered "growth stocks" under commonly applied standards.

            o Regeneration of the Portfolio may result in the sale of equity securities that have recently performed well, and may increase investments with relatively lower historical returns.

            o The Adviser's selection of criteria for particular models may be out of favor with the market, or the market may change after the Adviser has applied particular models.

         The Alpha Growth Portfolio is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make the Alpha Growth Portfolio more susceptible to price changes of securities of a particular issuer. In addition, because none of the models used by the Portfolio screens for sectors or industries, subject to the 25% industry concentration limit noted above, the Portfolio may be more heavily concentrated in a specific industry or sector than would a portfolio that took sector and/or industry weightings into consideration. Therefore, although the Portfolio uses the S&P 500 Index as its benchmark, its concentration in specific industries and sectors, as well as its returns, may differ significantly from those of its benchmark.





                                                      Alpha Growth Portfolio  29

Who May Want to Invest in the Alpha Growth Portfolio

         The Alpha Growth Portfolio may be appropriate for investors who:

            o     are investing for the long-term;

            o     are seeking an equity component for their portfolio.

         The Alpha Growth Portfolio may not be appropriate for investors who:

            o are not willing to take any risk that they may experience share price fluctuations, assume the risks associated with equity securities selected by quantitative models rather than by fundamental analysis, or lose money on their investment;


            o are seeking preservation of capital as an important investment objective.


30   Alpha Growth Portfolio

Performance

         Class Y shares of Alpha Growth Portfolio have not yet commenced operations. The bar chart and table below illustrate the risks of investing in the Alpha Growth Portfolio by showing changes in the performance of its Class A shares for various time periods ended December 31st. The returns for Class A shares would have annual returns that are substantially similar to those of Class Y shares because both classes are invested in the same portfolio of securities. The returns for Class Y shares offered by this Prospectus will differ from the return of Class A shares shown on the bar chart and table, depending on the expenses of Class Y shares. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

         The bar chart shows returns for Class A shares of the Alpha Growth Portfolio. The bar chart does not reflect any sales charges that are imposed on purchase and sale of Class A shares. If sales charges were reflected, returns would be lower than those shown.

                Alpha Growth Portfolio Annual Total Return (%)(1)

                          1998               33.64
                          1999               26.30
                          2000              (13.80)
                          2001                2.93
                          2002              (10.26)

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1)The Portfolio's year-to-date return as of June 30,  2003 was  8.51%.

         During the period shown in the bar chart, the highest quarterly return was 32.75% (for the quarter ended December 31, 1998) and the lowest quarterly return was (13.10)% (for the quarter ended September 30, 2002).

         Prior to August 1, 2002, the Alpha Growth Portfolio was known as the Focus List Portfolio and employed a different principal investment strategy. Accordingly, historical performance prior to this time does not indicate how the Alpha Growth Portfolio will perform. You should not decide to invest in the Alpha Growth Portfolio based on performance prior to August 1, 2002.



                                                     Alpha Growth Portfolio   31

         The table below shows how average annual total returns for Class A shares of the Alpha Growth Portfolio for one year, five years and since the date of inception compared to the S&P 500 Index, a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The figures shown in the table do not reflect sales charges applicable to Class A shares.


              Average Annual Total Returns                                                      Since Inception
              (for the periods ended December 31, 2002)            1 Year         5 Years       December 29, 1997
         -----------------------------------------------------------------------------------------------------------
              Class A
         -----------------------------------------------------------------------------------------------------------
              Return before taxes                                    (10.26)%         6.09%                6.08%
         -----------------------------------------------------------------------------------------------------------
              Return after taxes on distributions                    (10.26)%         6.08%                6.07%
         -----------------------------------------------------------------------------------------------------------
              Return after taxes on distributions and sale of
              Portfolio shares                                        (6.30)%         4.97%                4.97%
         -----------------------------------------------------------------------------------------------------------
              S&P 500 Index(1)                                       (22.10)%        (0.59)%               0.13%
         -----------------------------------------------------------------------------------------------------------

          (1) Reflects no deduction for fees, expenses or taxes and is not available for investment.





32   Alpha Growth Portfolio

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alpha Growth Portfolio.

                Shareholder Fees (paid directly from your investment)(1)                         Class Y
         ---------------------------------------------------------------------------------------------------
                Maximum sales charge (load) imposed on purchases
                (as a percentage of offering price)                                               None
         ---------------------------------------------------------------------------------------------------
                Maximum deferred sales charge (load)
                (as a percentage of the lower of purchase or sale price)                          None
         ---------------------------------------------------------------------------------------------------
                Sales charge imposed on reinvested dividends                                      None
         ---------------------------------------------------------------------------------------------------
                Redemption fees(2)                                                                None
         ---------------------------------------------------------------------------------------------------
                Exchange fees                                                                     None
         ---------------------------------------------------------------------------------------------------
                Annual Portfolio Operating Expenses
                (expenses that are deducted from Portfolio assets)
         ---------------------------------------------------------------------------------------------------
                Management Fees                                                                  0.65%
         ---------------------------------------------------------------------------------------------------
                Distribution (12b-1) Fees                                                        0.00%
         ---------------------------------------------------------------------------------------------------
                Other Expenses                                                                   0.81%
                                                                                                 -----
         ---------------------------------------------------------------------------------------------------
                Total Annual Portfolio Operating Expenses                                        1.46%
                                                                                                 -----
         ---------------------------------------------------------------------------------------------------
                Fee Waiver and Expense Reimbursement                                            (0.56)%
                                                                                                -------
         ---------------------------------------------------------------------------------------------------
                Net Expenses(3)                                                                  0.90%
                                                                                                 -----
         ---------------------------------------------------------------------------------------------------

          (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

          (2) There is a transaction fee of $7.50 for wiring redemption proceeds.

          (3) The expenses shown are based on estimated expenses of Class Y shares of the Alpha Growth Portfolio for the fiscal year ending March 31, 2004. The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the Alpha Growth Portfolio's net expenses do not exceed the amount indicated above.



                                                     Alpha Growth Portfolio   33

Example

         This Example illustrates the cost of investing in the Alpha Growth Portfolio over various time periods. It is intended to help you compare the cost of investing in the Alpha Growth Portfolio with the cost of investing in other mutual funds. The example assumes that:

            o     you invest $10,000 in the Alpha Growth Portfolio;

            o     your investment returns 5% each year;

            o the Alpha Growth Portfolio's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         If you sell your shares at the end of each period--

                                1 Year      3 years        5 Years     10 Years
              ------------------------------------------------------------------
                  Class Y        $92          $407         $744        $1,698
              ------------------------------------------------------------------

              * This Example assumes that net portfolio operating expenses will equal 0.90% until July 31, 2004, and thereafter will equal 1.46%.


34   Alpha Growth Portfolio

International Equity Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

         Long-term capital appreciation.

Principal Strategies

         Under normal circumstances, the International Equity Portfolio will invest at least 80% of its net assets in equity securities of foreign companies. Foreign securities include equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States, including common stock, preferred stock, depositary receipts for stock, and other securities having the characteristics of stock (such as an equity or ownership interest in a company). The International Equity Portfolio will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

         The International Equity Portfolio's investments may be denominated in U.S. dollars, foreign currencies or multinational currency units.

         Under normal market conditions, the International Equity Portfolio invests in the securities of companies located in at least three countries outside of the United States. The International Equity Portfolio expects to invest a substantial portion of its assets in the securities of issuers located in Australia, Canada, Japan, New Zealand and the developed countries of Western Europe.

         In selecting investments for the International Equity Portfolio, Marvin & Palmer Associates, Inc., the International Equity Portfolio's investment sub-adviser (the "Sub-Adviser"), evaluates whether a particular country's securities markets have higher-than-average potential for capital appreciation. The Sub-Adviser will then seek out companies with strong fundamental characteristics, including solid management, sound balance sheets and the potential for positive earnings growth.

         The International Equity Portfolio also may invest in the securities of issuers located in countries that are considered to be emerging or developing ("emerging countries") by the World Bank, the International Finance Corporation, or the United Nations and its authorities. These countries are located primarily in Africa, Asia (ex-Japan), the Caribbean islands, Latin America, the Middle East and certain parts of Europe (Cyprus, the Czech Republic, Estonia, Greece, Hungary, Poland, Russia, Slovakia and Turkey).

         A company is considered to be an emerging country issuer if any of the following apply:

               o Its securities are principally traded in an emerging country.

               o It derives at least 50% of its total revenue from (a) providing goods or services in emerging countries or (b) sales made in emerging countries.

               o It maintains 50% or more of its assets in one or more emerging countries.

               o It is organized under the laws of, or has a principal office in, an emerging country.





                                             International Equity Portfolio   35

         Foreign Currency Hedging -- Use of Forward Foreign Exchange Contracts. The International Equity Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging purposes. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. When the Sub-Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the International Equity Portfolio may enter into a forward sale contract by selling an amount of that foreign currency up to 95% of the value of the Portfolio's securities denominated in such foreign currency.

         The International Equity Portfolio may enter into a forward contract for any of the following reasons:

               o To "lock in" the U.S. dollar price of a security denominated in a foreign currency (transaction hedge).

               o To protect against an anticipated decline in the foreign currency in which a portfolio security is denominated against the U.S. dollar (position hedge).

               o To protect against an anticipated decline in the foreign currency in which a portfolio security is denominated against another foreign currency (cross hedge).


Principal Risks

         You may lose money by investing in the International Equity Portfolio. The International Equity Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the International Equity Portfolio's NAV, yield and/or total return:

               o    The market value of portfolio securities may decline.

               o A particular strategy may not be executed effectively or otherwise generate the intended result.

               o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

               o Foreign securities may be more volatile than their domestic counterparts, in part because of comparatively higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may confiscate assets, restrict the ability to exchange currency or restrict the delivery of securities.

               o The value of the International Equity Portfolio's investment in forward contracts may suffer from unanticipated changes in currency prices.

               o Foreign securities issued in emerging countries generally are more volatile than securities issued in established markets because the securities markets in these countries have comparatively less trading volume and fewer participants.

               o Inefficient settlement procedures in emerging countries may cause the International Equity Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities.

               o Issuers in emerging countries typically are subject to less government regulation than their counterparts in the United States or in other developed countries.



36   International Equity Portfolio

Who May Want to Invest in the International Equity Portfolio

         The International Equity Portfolio may be appropriate for investors who:

               o    are investing for the long-term;

               o want to add an international equity component to their portfolio.

            The International Equity Portfolio may not be appropriate for investors who:

               o are not willing to accept the risks associated with foreign securities markets or currency fluctuation;

               o are not willing to take any risk that they may experience share price fluctuations, assume the risks associated with foreign stocks or lose money on their investment.





                                             International Equity Portfolio   37

Performance

         The bar chart and table below illustrate the risks of investing in the International Equity Portfolio by showing the performance of its Class Y shares for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

            International Equity Portfolio Annual Total Return (%)(1)

                                  2002               (23.82)

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1)The year-to-date return as of June 30, 2003 for the International Equity Portfolio's Class Y Shares was 2.48%.

         During the period shown in the bar chart, the highest quarterly return was (0.88)% (for the quarter ended March 31, 2002) and the lowest quarterly return was (16.68)% (for the quarter ended September 30, 2002).

         The table below shows how the average annual total returns for Class Y shares of the International Equity Portfolio for one year and since the date of inception compared to the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"), a broad-based unmanaged index that represents the general performance of common stocks of issuers located in developed countries in Europe and the Pacific Basin, weighted by each component country's market capitalization. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs.



               Average Annual Total Returns                                             Since Inception
               (for the periods ended December 31, 2002)                  1 Year         July 5, 2001
          ------------------------------------------------------------------------------------------------
               Class Y
          ------------------------------------------------------------------------------------------------
               Return before taxes                                        (23.82)%        (23.25)%
          ------------------------------------------------------------------------------------------------
               Return after taxes on distributions                        (23.82)%        (23.25)%
          ------------------------------------------------------------------------------------------------
               Return after taxes on distributions and on sale of
               Portfolio shares                                           (14.62)%        (18.35)%
          ------------------------------------------------------------------------------------------------
               MSCI EAFE Index *                                          (15.66)%        (15.27)%
          ------------------------------------------------------------------------------------------------

               * Reflects no deduction for fees, expenses or taxes and is not available for investment.



38   International Equity Portfolio

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Portfolio.

             Shareholder Fees (paid directly from your investment)(1)             Class Y
          --------------------------------------------------------------------------------
             Maximum sales charge (load) imposed on purchases                     None
             (as a percentage of offering price)
          --------------------------------------------------------------------------------
             Maximum deferred sales charge (load)                                 None
            (as a percentage of the lower of purchase or sale price)
          --------------------------------------------------------------------------------
             Sales charge imposed on reinvested dividends                         None
          --------------------------------------------------------------------------------
             Redemption fees(2)
             (as a percentage of total redemption proceeds)                       1.00%
          --------------------------------------------------------------------------------
             Exchange fees                                                        None
          --------------------------------------------------------------------------------
             Annual Portfolio Operating Expenses
            (expenses that are deducted from Portfolio assets)
          --------------------------------------------------------------------------------
             Management Fees                                                      1.00%
          --------------------------------------------------------------------------------
             Distribution (12b-1) Fees                                            0.00%
          --------------------------------------------------------------------------------
             Other Expenses                                                       0.82%
                                                                                  -----
          --------------------------------------------------------------------------------
             Total Annual Portfolio Operating Expenses                            1.82%
                                                                                 -----
          --------------------------------------------------------------------------------
             Fee Waiver and Expense Reimbursements                               (0.57)%
                                                                                 -------
          --------------------------------------------------------------------------------
             Net Expenses(3)                                                      1.25%
                                                                                  -----
          --------------------------------------------------------------------------------

          (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

          (2) The redemption fee will apply to shares you purchase and hold for 60 days or less. See the section entitled "Additional Information About Redemptions" for more information on when this fee will apply. Also, there is a transaction fee of $7.50 for wiring redemption proceeds.

          (3) The Adviser has contractually agreed to waive a portion of its fee until at least July 31, 2004, so that the International Equity Portfolio's net expenses do not exceed the amount indicated above.




                                             International Equity Portfolio   39

Example

         This Example illustrates the cost of investing in the International Equity Portfolio over various time periods. It is intended to help you compare the cost of investing in the International Equity Portfolio with the cost of investing in other mutual funds. The Example assumes that:

          o    you invest $10,000 in the International Equity Portfolio;

          o    your investment returns 5% each year;

          o the International Equity Portfolio's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 Year     3 Years      5 Years    10 Years
              ------------------------------------------------------------------

                    Class Y        $127        $517       $932       $2,090
              ------------------------------------------------------------------

              * This Example assumes that net portfolio operating expenses will equal 1.25% until July 31, 2004, and thereafter will equal 1.82%.



40   International Equity Portfolio

INVESTMENTS

Principal Investment Strategies -- Additional Information

      S&P STARS and S&P STARS Opportunities Portfolios (the "STARS Portfolios")

         S&P introduced STARS in January 1987. Since 1993, on average, each STARS category has consisted of approximately the number of stocks shown below. Rankings may change frequently as S&P analysts evaluate developments affecting individual securities and the markets.

                       STARS Category            Number of Stocks
                -----------------------------------------------------------
                       Five-STARS                          94
                -----------------------------------------------------------
                       Four-STARS                         349
                -----------------------------------------------------------
                       Three-STARS                        540
                -----------------------------------------------------------
                       Two-STARS                           49
                -----------------------------------------------------------
                       One-STARS                           24
                -----------------------------------------------------------

         To evaluate the performance of stocks in the various categories, and thus the performance of its analysts, STARS initially gives equal weight by dollar amount to each stock, does not rebalance the portfolio based on changes in values or rankings and does not reflect dividends or transaction costs. While the performance of S&P STARS categories cannot be used to predict actual results, S&P believes it is useful in evaluating its analysts. The pool of S&P analysts changes and their past performance does not necessarily predict future results of the S&P STARS-ranked stocks or either STARS Portfolio. From January 1, 1987 through April 30, 2003:

              o The S&P 500 Index (measured on a total return basis, without dividend reinvestment) increased by 278.63%. During this period, the average dividend yield of securities included in the S&P 500 Index was 2.53% and the average dividend yield of five-STARS stocks was 1.38%.

              o  The ranked stocks experienced the following changes in value:

                            STARS Category        Percentage change in value
                   ------------------------------------------------------------
                          Five-STARS                         922.45%
                   ------------------------------------------------------------
                          Four-STARS                         435.83%
                   ------------------------------------------------------------
                          Three-STARS                        259.28%
                   ------------------------------------------------------------
                          Two-STARS                          150.84%
                   ------------------------------------------------------------
                          One-STARS                          (40.47)%
                   ------------------------------------------------------------

         The returns above are those of the STARS categories indicated and not those of either Portfolio. You should bear in mind that this information means only that, over the long-term, five-STARS stocks have significantly outperformed lower-ranked stocks and that one-STARS stocks have significantly underperformed the higher-ranked stocks. Performance of any STARS category is not indicative of the future returns of either Portfolio. You should not use this information to predict whether past results will occur in the future or the actual performance of a particular category.

         STARS' performance has been more volatile than that of conventional indices such as the Dow Jones Industrial Average and the S&P 500 Index. In addition, the performance of five-STARS and one-STARS stocks has not borne a consistent relationship to each other or to the performance of the S&P 500 Index, as shown below. Both STARS Portfolios are actively managed and their performance will depend primarily on the Adviser's investment decisions. There is no guarantee that either STARS Portfolio will achieve its investment objective or outperform its benchmark index. Both STARS Portfolios will incur transaction and other costs, including management and distribution fees, that are not reflected in the information shown below.


             Relative Performance Rankings (1 = highest performance)



         1996               1997              1998               1999               2000              2001               2002
------------------------------------------------------------------------------------------------------------------------------------
1 Five-STARS stocks  Five-STARS stocks Five-STARS stocks  Five-STARS stocks  Five-STARS stocks One-STARS stocks   Three-STARS stocks
------------------------------------------------------------------------------------------------------------------------------------
2 S&P 500 Index      S&P 500 Index     S&P 500 Index      S&P 500 Index      S&P 500 Index     Five-STARS stocks  Four-STARS stocks
------------------------------------------------------------------------------------------------------------------------------------
3 One-STARS stocks   One-STARS stocks  One-STARS stocks   One-STARS stocks   One-STARS stocks  S&P 500 Index      S&P 500 Index
------------------------------------------------------------------------------------------------------------------------------------

         Neither STARS Portfolio is required to sell a security whose STARS ranking has been downgraded. The S&P STARS Opportunities Portfolio need not sell a security whose market capitalization increases beyond the initial market capitalization criteria considered when first investing in a security. Also, these Portfolios need not terminate a "short" position if a one-STARS security's STARS ranking has been upgraded. In addition, if S&P downgrades a security held by either STARS Portfolio to four-STARS from five-STARS, either of the Portfolios may purchase additional shares of that security without limitation, as if that security were ranked five-STARS. Similarly, if S&P upgrades a shorted security from one-STARS to two-STARS, either of these Portfolios may sell short additional shares of that security without limitation, as if that security were ranked one-STARS.

         For purposes of calculating the 85% of total assets that the S&P STARS Portfolio will invest pursuant to its principal investment strategy, "total assets" will not include the Portfolio's investment in money market instruments to maintain liquidity.

         For purposes of calculating the 75% of total assets that the S&P STARS Opportunities Portfolio will invest pursuant to its principal investment strategy, "total assets" will not include the Portfolio's investment in money market instruments to maintain liquidity.

         "Standard & Poor's(R)," "S&P(R)" and "STARS(R)" are trademarks of Standard & Poor's and have been licensed for use by Bear, Stearns & Co. Inc. Neither STARS Portfolio is sponsored, managed, advised, sold or promoted by S&P.


The Insiders Select Fund

         The Adviser believes that collecting, classifying and analyzing legally required reports of corporate insider transactions provides valuable investment management information, because these insiders are in the best position to understand their companies' near-term prospects. Corporate insiders trade their company's stock for various reasons. Some transactions are unrelated to the future of the company, such as the sale of stock to buy a home or finance a child's college education, tax planning or token purchases to signal confidence in the company. Other transactions, however, are related directly to the insider's beliefs about the near-term price expectations for the company's stock. An insider who exercises long-term options early for small profits may believe that the stock soon will decline. Insiders who exercise options, hold the stock, and buy in the open market probably believe that the stock soon will rise. Clusters of insiders making substantial buys or sells may indicate broad agreement within a firm as to the direction of the stock's price.

         Financial analysts employ a number of research tools to learn more about the companies they follow, including visits to the company and in-depth discussions with management. Successful analysts learn to interpret management's words and actions. Management may use discussions with certain analysts to signal its views to the market. The Adviser also believes that revisions in analysts' earnings and ratings predictions may indicate a stock's future returns.

         A company must routinely decide whether to maintain or change its dividend policy, buy its own stock in the open market or issue new securities. From time to time the company may decide that its stock is undervalued, providing an opportunity to buy back the stock in the open market. By contrast, a company's decision to sell securities may indicate that the company believes that its stock has reached a near-term high, a possible sell signal.

Alpha Growth Portfolio

         About model investing: The Adviser employs a quantitative approach to selecting Portfolio securities by developing and historically testing growth models.

         This approach differs from conventional portfolio management in that generally, the Adviser strictly adheres to underlying models in selecting portfolio securities. In unusual circumstances, the Adviser may deviate from the model.

         Strong price momentum: At the time of purchase, all Portfolio securities selected will usually have extremely high 6-month price appreciation. Generally this means that they will be in the upper decile of all securities in the universe when ranked by 6-month price appreciation.

         High 3-5 year earnings forecasts: At the time of purchase, many of the Portfolio securities selected will have high 3-5 year forecasted earnings per share ("EPS") growth rates. Generally this means they will be in the upper quartile of all securities in the universe when ranked by forecasted EPS growth rates.

         Compelling valuation metrics: At the time of purchase, all of the Portfolio securities selected will have price-to-sales ratios under 10 or price/earnings ("PE") ratios below 100.

         The Alpha Growth Portfolio may experience a turnover rate exceeding 100% annually. This may result in higher capital gains distributions, which would increase your tax liability. Frequent trading may also increase the Portfolio's costs which would affect the Portfolio's performance over time.

Investments and Techniques

         Set forth below are some of the investments and techniques the Portfolios may use, if permitted by their investment policies, to achieve their investment objectives. In addition, a Portfolio may engage in transactions not described below as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the Portfolios' Statement of Additional Information ("SAI").

             o ADRs are receipts for the foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.

             o Asset-backed securities have a structure that is similar to mortgage-related securities (see below). The collateral for these securities includes home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

             o Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. Convertible securities are characterized by higher yields than common stocks, but lower yields than comparable non-convertible securities, less price fluctuation than the underlying common stock since they have fixed income characteristics, and potential for capital appreciation if the market price of the underlying common stock increases.

             o Debt securities, including bills, bonds, and notes, represent money borrowed that must be repaid, usually having a fixed amount, a specific maturity date or dates, and a specific rate of interest (or formula for determining the interest rate) or an original purchase discount.

             o Equity securities include foreign and domestic common or preferred stocks, rights and warrants.

             o Mortgage-related securities represent interests in pools of mortgage loans made by lenders like savings and loan institutions, mortgage bankers, commercial banks and others.

             o REITs (real estate investment trusts) are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT may increase or decrease based on changes in the value of the underlying properties or mortgage loans.

             o Short sales. In a short sale, a Portfolio sells a security it does not own anticipating that the price will decline. To complete a short sale, the Portfolio must borrow the security to make delivery and must then replace the security borrowed by buying it at the prevailing market price, which may be higher or lower than the price at which the Portfolio sold the security short. Short sales involve leverage, which may involve substantial gains or losses.

Other Investment Strategies

             o Temporary defensive measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means a Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause a Portfolio to fail to meet its investment objective.

                For temporary defensive purposes, each Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities, repurchase agreements or U.S. or foreign money market instruments.

                For temporary defensive purposes, the International Equity Portfolio may hold foreign currencies or multinational currency units.

            o Securities lending. Each Portfolio may lend its portfolio securities with a value of up to 33-1/3% of its total assets. These loans must be secured continuously by cash, cash equivalents, or U.S. government securities equal in value to that of the loaned securities. The Portfolios may make up to 50% of these loans to affiliates of the Adviser. The Portfolios have appointed Custodial Trust Company ("CTC"), an affiliate of the Adviser, as securities lending agent. For its services, CTC receives a portion of the revenue that the Portfolios earn on these loans.

             o Uninvested cash and cash collateral. Each Portfolio may invest uninvested cash and cash collateral from securities lending transactions ("Uninvested Cash") in shares of the Prime Money Market Portfolio, another series of The Bear Stearns Funds, to the extent that the Portfolio's aggregate investment of Uninvested Cash in the Prime Money Market Portfolio does not exceed 25% of the Portfolio's total assets.

                Each Portfolio's acquisition of shares of the Prime Money Market Portfolio is subject to the following conditions: (a) the Prime Money Market Portfolio continues to operate as a money market fund in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended; and (b) the Prime Money Market Portfolio will invest only in high quality, U.S. dollar-denominated short-term liquid instruments, including:
                U.S. government obligations; commercial paper, notes, certificates of deposit, banker's acceptances; repurchase agreements; floating and variable rate securities; time deposits and instruments issued or backed by U.S. or foreign banks or savings institutions with total assets of at least $1 billion at the time of purchase; and U.S. dollar-denominated foreign securities.

             o Portfolio turnover. The Adviser or Sub-adviser, as relevant, may trade actively to achieve a Portfolio's goals. Emerging country markets are especially volatile and may result in more frequent trading. High portfolio turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Portfolio's shareholders.


                The SAI describes each Portfolio's investment strategies in more detail.


RISK FACTORS

         As with all mutual funds, investing in the Portfolios involves certain risks. There is no guarantee that a Portfolio will meet its investment objective. You can lose money by investing in a Portfolio if you sell your shares after it declines in value below your original cost. There is never any assurance that a Portfolio will perform as it has in the past.

         The Portfolios may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolios are subject to certain limitations and restrictions on their investments, which are also described in the SAI.

         Each Portfolio is subject to the following principal risks, except as noted.

General Risks

             o Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security or a particular sector.

             o Management risk is the risk that the portfolio manager's investment strategy may not produce the intended results. Management risk also involves the possibility that the portfolio manager fails to execute an investment strategy effectively.

Risks of Equity Securities

             o Equity risk is the risk that a security's value will fluctuate in response to events affecting an issuer's profitability or viability. Unlike debt securities, which have a superior claim to a company's assets in case of liquidation, equity securities benefit from a company's earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders, and bondholders have a superior claim to the company's assets in the event of bankruptcy.

Risks of Hedging or Leverage Transactions

             o Correlation risk. Futures and options contracts and other derivative instruments can be used in an effort to hedge against risk. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Portfolio. Correlation risk is the risk that a hedge using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the hedge may not generate gains sufficient to offset losses and may actually generate losses due to the cost of the hedge or otherwise.

             o Leverage risk is the risk associated with those techniques in which a relatively small amount of money invested puts a much larger amount of money at risk through borrowing or futures trading, for example. Selling short securities or using derivatives for hedging may involve leverage. If a portfolio manager does not execute the strategy properly, or the market does not move as anticipated, losses may substantially exceed the amount of the original investment. A Portfolio's use of derivatives for asset substitution may also involve leverage.

Risks of Foreign Securities

             o Foreign issuer risk. Compared to U.S. companies, less information is generally available to the public about foreign companies. Foreign brokers and issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign stock exchanges and other securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in emerging countries, more volatile than U.S. investments.

             o Currency risk (International Equity Portfolio only). Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of the International Equity Portfolio's securities.

             o Emerging markets risk (International Equity Portfolio only). Emerging country economies often compare unfavorably with the United States economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain emerging countries have experienced and continue to experience high rates of inflation, sharply eroding the value of their financial assets. An emergency may arise where trading of emerging country securities may cease or may be severely limited or where an emerging country governmental or corporate issuer defaults on its obligations.

                The governments of certain emerging countries impose restrictions or controls that may limit or preclude the International Equity Portfolio's investment in certain securities. The International Equity Portfolio may need governmental approval for the repatriation of investment income, capital or sales proceeds. An emerging country government may also impose temporary restrictions on the disposition of portfolio securities.


Particular Risks of the  STARS Portfolios Only

             o S&P STARS rankings represent the subjective determination of S&P analysts. Past performance of securities included in the S&P STARS system does not necessarily predict the future performance of either STARS Portfolio.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser


         BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolios. The Adviser was established in 1985 and is located at 383 Madison Avenue, New York, NY 10179. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor")), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at June 30, 2003 of approximately $21.9 billion.

         The Adviser supervises and assists in the overall management of the affairs of the Portfolios, subject to oversight by the Board of Trustees of The Bear Stearns Funds (the "Board").

         For the fiscal year ended March 31, 2003, the Adviser received management fees based on a percentage of the average daily net assets of each Portfolio, after waivers and related reimbursements, if any, as shown in the following table.

                 S&P STARS Portfolio                                   0.60%
            --------------------------------------------------------------------
                 S&P STARS Opportunities Portfolio                     0.31%
            --------------------------------------------------------------------
                 The Insiders Select Fund*                             0.07%
            --------------------------------------------------------------------
                 Intrinsic Value Portfolio                             0.32%
            --------------------------------------------------------------------
                 Small Cap Portfolio                                   0.27%
            --------------------------------------------------------------------
                 Alpha Growth Portfolio                                0.09%
            --------------------------------------------------------------------
                 International Equity Portfolio                        0.43%
            --------------------------------------------------------------------

           * The monthly fee that The Insiders Select Fund will pay the Adviser will be adjusted monthly if the Portfolio's performance outperforms or underperforms the S&P MidCap 400 Index. This adjustment may increase or decrease the total advisory fee payable to the Adviser by an annual rate of up to 0.50% of the value of the Portfolio's average daily net assets. See the SAI for a more complete description of the performance adjustment rates.

         The Adviser and/or an affiliate, at its own expense, and from its own resources and without reimbursement from the Portfolios, may pay significant amounts to certain persons who provide certain shareholder or other services in connection with the sale or expected sale of shares of the Portfolios, subject to applicable laws and regulations.

Investment Sub-Adviser -- International Equity Portfolio

         Marvin & Palmer Associates, Inc. (the "Sub-Adviser") serves as the investment sub-adviser to the International Equity Portfolio, pursuant to an agreement with the Adviser and subject to the overall supervision of the Adviser. The Sub-Adviser, a registered investment adviser, was founded in 1986 and specializes in global, non-U.S., emerging market and U.S. equity portfolio management for institutional accounts. As of June 30, 2003, the Sub-Adviser managed approximately $6.92 billion in assets. The Sub-Adviser is located at 1201 North Market Street, Suite 2300, Wilmington, DE 19801.

Portfolio Managers

         The following individuals are primarily responsible for the day-to-day management of the Portfolios' investments.

         S&P STARS Portfolio

         Robert S. Natale, CFA

         Mr. Natale, a Senior Managing Director, joined BSAM in 1998 as a member of the equity investment team. From 1979 to 1998 Mr. Natale was with Standard & Poors, where he was Vice President and Director of Equity Research. From 1991 to 1998, he was a member of the S&P 500 Index Committee. Mr. Natale received his B.A. from Fordham University, his M.B.A. in Finance from New York University Stern School of Business, and a M.A. in Film History from New York University. He is a Certified Financial Analyst ("CFA") charterholder and a member of the New York Society of Security Analysts and the Association of Investment Management and Research ("AIMR").

         S&P STARS Opportunities Portfolio

         John D. Coyle, CFA

         Mr. Coyle, a Managing Director, joined BSAM in 2001 as a member of the equity investment team. From 1998 to 2001 he was a global technology analyst for Merrill Lynch Investment Managers. Prior to joining Merrill, he served as a senior technology analyst for Bankers Trust. From 1988 to 1996, he worked in various analytical roles at Standard & Poor's, the latest of which was as Senior Investment Officer heading up a six-member technology equity research team. Mr. Coyle received his B.A. in Economics from La Salle College and his M.B.A. in Finance from Pace University. He is a CFA charterholder and a member of the New York Society of Security Analysts and AIMR.

         The Insiders Select Fund and Intrinsic Value Portfolio

         James G. McCluskey, CFA

         Mr. McCluskey, a Senior Managing Director, joined BSAM in 1997 as a member of the equity investment team with responsibility for the management of value equity portfolios. From 1990 to 1997, he was a Principal and Senior Portfolio Manager at Spare, Kaplan, Bischel & Associates, Inc., where he managed value equity portfolios for institutional clients. Prior to 1990, Mr. McCluskey was employed by Merus Capital Management for five years as a Senior Research Analyst and Portfolio Manager. Mr. McCluskey holds a B.A. in Economics, and an M.Ad. from Willamette University. He is also a CFA charterholder.

         Jeffrey Simon

         Mr. Simon, a Senior Managing Director, joined BSAM in 1999 as a member of the equity investment team with responsibility for the management of value equity portfolios. Prior to joining BSAM, Mr. Simon was a Managing Director at MacKay-Shields, where he was a senior member of and portfolio manager in the large cap value team, responsible for institutional and mutual fund assets from 1992 to 1999. Previously, he was a portfolio manager at Neuberger & Berman and at Lord, Abbett & Co. He holds a B.A. and an M.B.A., both in Finance & Investments, from the University of Alabama.

         Small Cap Value Portfolio

         Stephen M. Riccio, CFA

         Mr. Riccio, an Associate Director, joined BSAM in 2000 as a member of the equity investment team, specializing in small capitalization companies. Prior to joining BSAM, Mr. Riccio spent five and a half years at Bank of Tokyo Mitsubishi Trust as a portfolio manager and senior equity analyst. Prior to joining the bank, he was an analyst at Rochdale Investment Management and New York Life Insurance Co. He earned both his B.S. and M.B.A. at Syracuse University and completed post-graduate work at the New York Institute of Finance. In addition, he is a CFA charterholder, a member of The New York Society of Security Analysts, as well as a member of AIMR.

         Alpha Growth Portfolio

         James P. O'Shaughnessy

         Mr. O'Shaughnessy, a Senior Managing Director, joined BSAM in 2001 as head of the Systematic Equity team. From 1988 to 2001, Mr. O'Shaughnessy was Chairman and CEO of Netfolio Inc. (formerly known as O'Shaughnessy Capital Management). Prior to that, he was the Managing Partner of Southview Development Company, an equity and venture investment partnership. Mr. O'Shaughnessy is the author of three best-selling books, How To Retire Rich, What Works On Wall Street and Invest Like The Best. Mr. O'Shaughnessy studied International Economics and Business Diplomacy at the School of Foreign Service at Georgetown University and has a degree in Economics from the University of Minnesota.

         International Equity Portfolio

         David F. Marvin, CFA

         Mr. Marvin leads a team of eight Portfolio Managers who manage the International Equity Portfolio. Mr. Marvin is the Chairman and Chief Executive Officer of Marvin & Palmer Associates, which he co-founded in 1986. Prior to starting Marvin & Palmer Associates, Mr. Marvin served for ten years as Vice President in charge of the $10 billion internally-managed Pension Fund of the DuPont Company. Preceding his tenure at DuPont, Mr. Marvin worked for Investors Diversified Services as the Head Portfolio Manager for IDS Stock Fund. IDS Stock Fund was the largest mutual fund in the United States at the time of Mr. Marvin's tenure. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. Mr. Marvin received his M.B.A. from Northwestern University and his B.S. from the University of Illinois. He is a CFA charterholder and a member of AIMR.


HOW THE PORTFOLIOS VALUE THEIR SHARES

         The net asset value ("NAV"), multiplied by the number of Portfolio shares you own, gives you the value of your investment. Each Portfolio calculates its share price, called its NAV, each business day as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern time. You may buy, sell or exchange shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Portfolio to affect the NAV materially.

         Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolios do not price their shares. In this case, the NAV of a Portfolio's shares may change on days when you are not able to buy or sell shares.

         The Portfolios value their investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Adviser pursuant to fair value procedures adopted by the Board. The NAV for each class is calculated by adding up the total value of the relevant Portfolio's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.


                          NAV = Total Assets Less Liabilities
                                -------------------------------
                                Number of Shares Outstanding

         You can request a Portfolio's NAV by calling 1-800-447-1139, or by visiting our web site, www.bearstearns.com.


INVESTING IN THE PORTFOLIOS

         This section describes the minimum investment requirement for the Portfolios and the procedures for buying, selling or exchanging shares.

How to Buy Shares

         The minimum initial investment is $3,000,000; there is no minimum for subsequent investments. The Portfolios reserve the right to waive the minimum investment for accounts managed by BSAM, and employees of BSAM and its affiliates, and for certain fiduciary trust accounts. You may buy Class Y shares of a Portfolio through your account representative at a broker-dealer with whom the Distributor has entered into a sales agreement (an "Authorized Dealer") or through PFPC, Inc. (also, the "Transfer Agent") by wire only.

         To buy Class Y shares of a Portfolio by Federal Reserve wire, call the Transfer Agent at 1-800-447-1139 or call your account representative.

         If you do not wire Federal Funds, you must have the wire converted into Federal Funds, which usually takes one business day after receipt of a bank wire. The Transfer Agent will not process your investment until it receives Federal Funds.

         The following procedure will help assure prompt receipt of your Federal Funds wire:

         Call the Transfer Agent at 1-800-447-1139 and provide the following information:

            Your name
            Address
            Telephone number
            Taxpayer ID number
            The amount being wired
            The identity of the bank wiring funds

         The Transfer Agent will then provide you with a Portfolio account number. (If you already have an account, you must also notify the Portfolio before wiring funds.)

         Instruct your bank to wire the specified amount to the Portfolio as follows:

            PNC Bank, N.A.
            ABA #:  031000053
            Credit Account Number: #85-5102-0143
            From: Name of Investor
            Account Number: Your Portfolio account number
            For the purchase of: Name of Portfolio
            Amount: Amount to be invested

         You may open an account when placing an initial order by telephone, provided you then submit an Account Information Form by mail. The Transfer Agent will not process your investment until it receives a fully completed and signed Account Information Form.

         The Portfolios and the Transfer Agent each reserve the right to reject any purchase order for any reason.

         On the day of the purchase, call the Transfer Agent at 1-800-447-1139 prior to the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time), to give notice of the purchase and before wiring any funds.

         After contacting the Transfer Agent, contact your financial institution to wire Federal Funds to PFPC Inc. Please refer to the wire instructions indicated above. Funds must be wired the same day that your trade is placed.

How to Sell Shares

            o You may sell shares on any business day through the Distributor,
              Authorized Dealers or the Transfer Agent.

            o When the Portfolios receive your redemption requests in proper form, your shares will be sold at the next determined NAV.

            o The Portfolios will send you payment proceeds generally within seven days after receiving your redemption request.


Redemption Procedures

        Redemption through the Distributor or Authorized Dealers

        Method of Redemption                 Instructions

        In person                o   Visit your account representative.
                                 o   Specify the name of the Portfolio, class of
                                     shares and the number or dollar amount of shares that you wish to sell.

        By telephone             o   Call your account representative.
                                 o   Specify the name of the Portfolio, class of
                                     shares and the number or dollar amount of shares that you wish to sell.

        By mail                  o   Mail your redemption request to your
                                     account representative.


        By wire                  o   Submit wiring instructions to your account
                                     representative.
                                 o   Specify the name of the Portfolio, class of
                                     shares and the number or dollar amount of shares that you wish to sell.


        Redemption through the Transfer Agent

        Method of Redemption                 Instructions

        By mail                  o   Mail your redemption request to:
                                     PFPC Inc.
                                     Attention: The Bear Stearns Funds
                                     [name of  Portfolio]
                                     P.O. Box 9830
                                     Providence, RI  02940-8030

        By telephone             o   Call the Transfer Agent at 1-800-447-1139.
                                 o   Specify the name of the Portfolio, class of
                                     shares and the number or dollar amount of shares that you wish to sell.


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

Additional Information About Redemptions


         o Wiring redemption proceeds. Upon request, the Portfolios will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.

         o Medallion Signature Guarantees. If your redemption proceeds exceed $100,000; you instruct the Portfolios to send the proceeds to someone other than the record owner at the record address; or you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any domestic bank or trust company, broker, dealer, clearing agency or savings association that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized Medallion Programs are the:

               --    Securities Transfer Agents Medallion Program (STAMP);

               --    Stock Exchange Medallion Program (SEMP); and

               --    NYSE Medallion Signature Program (MSP).

         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

          o Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolios nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

          o Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative or the Transfer Agent by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

         o Automatic redemption; redemption in-kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Portfolios may automatically liquidate your account and send you the proceeds. The Portfolios will send you a notice at least 60 days before doing this. To the extent allowed under applicable law, the Portfolios also reserve the right to redeem your shares "in-kind." For example, if you sell a large number of shares and a Portfolio is unable to sell securities to raise cash, the Portfolio may send you a share of actual portfolio securities. Call the Transfer Agent for details.

         o Redemption fees. The International Equity Portfolio will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares 60 days or less after you purchase them. The redemption fee is paid directly to the Portfolio, and is designed to offset market impact and other costs associated with short-term trading. The redemption fee represents an estimate of the costs that the Portfolio would incur in connection with the purchase or sale of portfolio securities associated with an investor's redemption or exchange. These costs include transfer agency costs, brokerage costs (including dealer "bid-asked" spreads) and market impact costs (i.e., the increase or decrease in market prices that may result when the Portfolio purchases or sells thinly-traded securities or purchases or sells a large amount of securities).

              The redemption fee is neither a sales load nor a CDSC. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to redemption fees. For purposes of determining whether the redemption fee applies, the shares that you have held the longest will be redeemed first. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability. The Portfolio may waive this fee under certain circumstances, including wrap fee programs that are prohibited from assessing charges upon redemption or exchange of shares offered through the programs. Please see the SAI for details.

         o Small account transaction fee. If you have less than $500 in your account, the Portfolios reserve the right to deduct a small account transaction fee of $12.00 ("Transaction Fee") from your account balance. The Transaction Fee may not apply to redemptions on certain accounts, such as wrap accounts, retirement plans or other broker controlled accounts.

         o Suspension of the right of redemption. A Portfolio may suspend your right to redeem your shares under any of the following circumstances:

                --  during non-routine closings of the NYSE;

                -- when the Securities and Exchange Commission ("SEC") determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Portfolio's securities; or

                -- when the SEC orders a suspension to protect the Portfolio's shareholders.

Exchanges


         You may exchange Class Y shares of one Portfolio for Class Y shares of any other Portfolio or shares of The Money Market Portfolio of The RBB Fund, Inc. (You may obtain more information about other Portfolios by calling the Transfer Agent at 1-800-447-1139.)

         The Portfolios do not currently charge a fee for exchanges, although this policy may change in the future.

         Exchange procedures. To exchange your shares, you must give exchange instructions to your account representative or the Transfer Agent in writing or by telephone.

         Exchange policies. When exchanging your shares, please keep in mind:

         o An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

         o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to your account representative or the Transfer Agent in writing, which will cause a delay.

         o The shares you exchange must have a value of at least $250 (except in the case of certain retirement plans). If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

         o Before you exchange your shares, you must review a copy of the current prospectus of the Portfolio that you would like to buy.

         o Your exchange request may not be accepted if the Portfolios determine that your exchange would be detrimental to the interests of a Portfolio's shareholders. The Portfolios specifically reserve the right to refuse your request if it is part of multiple purchase or exchange requests that the Portfolios, in their sole discretion, deem to involve excessive trading or to be part of a market timing strategy, since these types of trading practices may require a Portfolio to sell securities at a disadvantageous time or price. In making this determination, the Portfolios may consider, among other things, orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your securities dealer or service agent. The Portfolios may modify or terminate the exchange option at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         If you buy shares of a Portfolio shortly before it declares a dividend or a distribution, a portion of your investment in the Portfolio may be returned to you in the form of a taxable distribution.


Distributions

         The Portfolios pass along your share of their investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Portfolio.

         Ordinarily, each Portfolio declares and pays dividends from its net investment income annually. The Portfolios will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.

         You can receive dividends or distributions in one of the following ways:

         o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of your Portfolio. If you do not indicate another choice on your Account Information Form, you will receive your distributions this way.

         o Cash. The Portfolios will send you a check no later than seven days after the payable date.

         o Partial reinvestment. The Portfolios will automatically reinvest your dividends in additional shares of your Portfolio and pay your capital gain distributions to you in cash. Or, the Portfolios will automatically reinvest your capital gain distributions and send you your dividends in cash.

         o Directed dividends. You can automatically reinvest your dividends and distributions in Class Y shares of another Portfolio or the Money Market Portfolio of The RBB Fund, Inc. You may not use this service to establish a new account.

         o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.

         You may choose your distribution method on your original Account Information Form. If you would like to change the option you selected, please call your account representative or the Transfer Agent at 1-800-447-1139.

Taxes

         Each Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. Depending on the type of account in which the shares are held and the nature of the shareholder, a shareholder may be taxed on distributions received from a Portfolio. It is important for you to be aware of the following information about the tax treatment of your investment.

         o Distributions from a Portfolio's long-term capital gains are taxable as long-term capital gains. All or a portion of the qualified dividends received by non-corporate shareholders may be taxable as long-term capital gains. Non-qualified dividends and dividends received by corporate shareholders are taxable as ordinary income.

         o Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

         o Dividends from the Portfolios that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Portfolio.

         o Certain dividends and distributions paid to you in January will be taxable as if they had been paid to you the previous December.

         o The Portfolios will mail you tax statements every January showing the amounts and tax status of distributions you received.

         o When you sell (redeem) or exchange shares of a Portfolio, you must recognize any gain or loss.

         o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

         o You should review the more detailed discussion of federal income tax considerations in the SAI.

         The Portfolios provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Portfolio.

ADDITIONAL INFORMATION

Performance

         The Portfolios, the Distributor, the Adviser and certain financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare a Portfolio's performance to the performance of various indices and investments for which reliable performance data is available. These entities and publications may also compare a Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc.

Shareholder Communications

         The Portfolios may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Portfolios send these documents to each shareholder individually by calling 1-800-447-1139.

         Electronic copies of financial reports and prospectuses may be available at the Bear Stearns web site. To participate in the Bear Stearns electronic delivery program, call 1-800-447-1139 or visit the Bear Stearns web site for more information. Electronic copies of these documents may also be available through your Authorized Dealer.

                       This page intentionally left blank

Financial Highlights -- S&P STARS Portfolio


         The financial highlights table is intended to help you understand the financial performance of the S&P STARS Portfolio over the past five years. This information reflects financial results for a single share of the S&P STARS Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the S&P STARS Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the S&P STARS Portfolio's financial statements, are included in the S&P STARS Portfolio's annual report, which is available by calling 1-800-447-1139.

         Class Y shares of the Alpha Growth Portfolio have not yet commenced operations.



                                                    Net Asset                Net Realized     Distributions
                                                      Value,      Net       and Unrealized      from Net       Net Asset
                                                    Beginning  Investment   Gain/(Loss) on      Realized      Value, End
                                                     of Year    Loss*(1)    Investments*(2)   Capital Gains     of Year
    -----------------------------------------------------------------------------------------------------------------------
    Class Y

        For the fiscal year ended March 31,  2003    $25.82       $(0.09)       $(9.36)            --          $16.37
    -----------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31, 2002      28.49        (0.16)        (2.51)            --           25.82
    -----------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31, 2001      37.05        (0.14)        (7.94)         $(0.48)         28.49
    -----------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31, 2000      24.68        (0.12)        12.78           (0.29)         37.05
    -----------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31, 1999      20.11        (0.05)         5.54           (0.92)         24.68
    -----------------------------------------------------------------------------------------------------------------------

    * Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

   (1)  Reflects waivers and related reimbursements, if any.

   (2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years. Net realized and unrealized gain/(loss) on investments include short sales transactions, if any.

Financial Highlights -- S&P STARS Portfolio



                                                                                         Increase/(Decrease)
                                                                                       Reflected in Expense
                                                                        Ratio of Net     and Net Investment
                              Net Assets, End                        Investment Loss to  Loss Ratios Due to
                               of Year (000's   Ratio of Expenses to     Average Net     Waivers And Related    Portfolio
 Total Investment Return(3)       omitted)     Average Net Assets(1)      Assets(1)        Reimbursements     Turnover Rate
------------------------------------------------------------------------------------------------------------------------------
Class Y
          (36.60)%                $109,212               1.00%               (0.43)%              0.16%           122.29%
------------------------------------------------------------------------------------------------------------------------------
           (9.37)                  203,633               1.00                (0.65)               0.08            110.80
------------------------------------------------------------------------------------------------------------------------------
          (21.95)                  176,235               1.00                (0.47)               0.10             42.93
------------------------------------------------------------------------------------------------------------------------------
           51.61                   154,015               1.00                (0.56)               0.18             54.67
------------------------------------------------------------------------------------------------------------------------------
           28.02                    52,483               1.00                (0.23)               0.27             76.17

  (3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

Financial Highlights -- S&P STARS Opportunities Portfolio


         The financial highlights table is intended to help you understand the financial performance of the S&P STARS Opportunities Portfolio for the Class Y Shares for the fiscal year ended March 31, 2003 and the period from inception (October 1, 2001) to March 31, 2002. This information reflects financial results for a single share of the S&P STARS Opportunities Portfolio. The total return in the table represents the rate that an investor would have gained or lost on an investment in the S&P STARS Opportunities Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the S&P STARS Opportunities Portfolio's financial statements, are included in the S&P STARS Opportunities Portfolio's annual report, which is available by calling 1-800-447-1139.



                                                    Net Asset                Net Realized     Distributions
                                                      Value,      Net       and Unrealized      from Net       Net Asset
                                                    Beginning  Investment   Gain/(Loss) on      Realized      Value, End
                                                     of Year    Loss**(1)   Investments**(2)   Capital Gains     of Year
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    Class Y
         For the fiscal year ended March 31, 2003       $14.30         $(0.08)      $(3.49)        $(0.17)        $10.56
    -----------------------------------------------------------------------------------------------------------------------
         For the period October 1, 2001* through
         March 31,  2002                                 12.00          (0.02)        2.32          --             14.30
    -----------------------------------------------------------------------------------------------------------------------

         *    Commencement of operations.

         ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

        (1)   Reflects waivers and related reimbursements, if any.

        (2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective periods. Net realized and unrealized gain (loss) on investments include short sale transactions.

Financial Highlights -- S&P STARS Opportunities Portfolio




                                                                                         Increase/(Decrease)
                                                                                       Reflected in Expense
                                                                        Ratio of Net     and Net Investment
                              Net Assets, End                        Investment Loss to  Loss Ratios Due to
                               of Year (000's   Ratio of Expenses to     Average Net     Waivers And Related    Portfolio
 Total Investment Return(3)       omitted)     Average Net Assets(1)      Assets(1)        Reimbursements     Turnover Rate
------------------------------------------------------------------------------------------------------------------------------
Class Y
         (25.03)%                  $758                 1.00%               (0.45)%              0.44%           174.82%
------------------------------------------------------------------------------------------------------------------------------
           19.17                   2,522                1.00(4)             (0.40)(4)            0.85(4)          66.89

  (3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

  (4)  Annualized.

Financial Highlights -- The Insiders Select Fund


         The financial highlights table is intended to help you understand the financial performance of The Insiders Select Fund over the past five years. This information reflects financial results for a single share of The Insiders Select Fund. The total returns in the table represent the rate that an investor would have gained or lost on an investment in The Insiders Select Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with The Insiders Select Fund's financial statements, are included in The Insiders Select Fund's annual report, which is available by calling 1-800-447-1139.

                                                                                                          Net
                                              Net Asset                 Net Realized and   Dividends   Distributions   Asset
                                               Value,         Net          Unrealized       from Net     from Net      Value,
                                              Beginning    Investment    Gain/(Loss) on    Investment    Realized      End of
                                               of Year     Income*(1)   Investments*(2)     Income    Capital Gains     Year
--------------------------------------------------------------------------------------------------------------------------------
 Class Y

    For the fiscal year ended March 31, 2003    $17.27         $0.14         $(4.66)           --           $(0.02)    $12.73
--------------------------------------------------------------------------------------------------------------------------------
    For the fiscal year ended March 31, 2002     18.13          0.07           0.76            --            (1.69)     17.27
--------------------------------------------------------------------------------------------------------------------------------
    For the fiscal year ended March 31, 2001     17.09          0.09           3.07            --            (2.12)     18.13
--------------------------------------------------------------------------------------------------------------------------------
    For the fiscal year ended March 31, 2000     17.33           --            0.13          $(0.18)         (0.19)     17.09
--------------------------------------------------------------------------------------------------------------------------------
    For the fiscal year ended March 31, 1999     18.09           --            0.09            --            (0.85)     17.33
--------------------------------------------------------------------------------------------------------------------------------

* Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1)  Reflects waivers and related reimbursements, if any.

(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years.

Financial Highlights -- The Insiders Select Fund




                                                                                        Increase/(Decrease)
                                                                                       Reflected in Expense
                                                                        Ratio of Net     and Net Investment
                              Net Assets, End                        Investment Loss to  Loss Ratios Due to
                               of Year (000's   Ratio of Expenses to     Average Net     Waivers And Related    Portfolio
 Total Investment Return(3)       omitted)     Average Net Assets(1)      Assets(1)        Reimbursements     Turnover Rate
------------------------------------------------------------------------------------------------------------------------------
Class Y

              (26.18)%                $387               1.15%              0.88%                 0.52%            30.81%
-----------------------------------------------------------------------------------------------------------------------------
                5.17                   701               1.15               0.39                  1.23             57.26
-----------------------------------------------------------------------------------------------------------------------------
               18.30                   805               1.15               0.58                  1.14             99.36
-----------------------------------------------------------------------------------------------------------------------------
                0.72                   796               1.15               0.60                  0.81             76.06
-----------------------------------------------------------------------------------------------------------------------------
                0.85                   914               1.15               0.02                  0.81             99.71
-----------------------------------------------------------------------------------------------------------------------------

  (3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

Financial Highlights -- Intrinsic Portfolio

         The financial highlights table is intended to help you understand the financial performance of the Intrinsic Portfolio over the past five years. This information reflects financial results for a single share of the Intrinsic Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the Intrinsic Portfolio (assuming reinvestment of all dividends or distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Intrinsic Portfolio's financial statements, are included in the Intrinsic Portfolio's annual report, which is available by calling 1-800-447-1139.

                                              Net Asset                 Net Realized and    Dividends   Distributions
                                               Value,         Net          Unrealized       from Net      From Net     Net Asset
                                            Beginning of   Investment    Gain/(Loss) on    Investment     Realized     Value, End
                                               Year        Income*(1)    Investments*(2)     Income     Capital Gains   of Year
---------------------------------------------------------------------------------------------------------------------------------
 Class Y

  For the fiscal year ended March 31, 2003      $20.17        $0.22         $(5.23)          $(0.19)       --           $14.97
---------------------------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 2002       19.67         0.11           0.91            (0.03)      $(0.49)        20.17
---------------------------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 2001       16.73         0.26           3.80            (0.21)       (0.91)        19.67
---------------------------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 2000       19.78         0.22          (0.97)           (0.20)       (2.10)        16.73
---------------------------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1999       20.84         0.17           0.65            (0.20)       (1.68)        19.78
---------------------------------------------------------------------------------------------------------------------------------

* Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1)  Reflects waivers and related reimbursements, if any.

(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years.

Financial Highlights --Intrinsic Portfolio



                                                                                        Increase/(Decrease)
                                                                                       Reflected in Expense
                                                                        Ratio of Net     and Net Investment
                              Net Assets, End                        Investment Loss to  Loss Ratios Due to
                               of Year (000's   Ratio of Expenses to     Average Net     Waivers And Related    Portfolio
 Total Investment Return(3)       omitted)     Average Net Assets(1)      Assets(1)        Reimbursements     Turnover Rate
------------------------------------------------------------------------------------------------------------------------------
Class Y

           (24.92)%             $20,931               1.00%               1.44%                 0.43%             52.98%
------------------------------------------------------------------------------------------------------------------------------
             5.28                22,341               1.00                0.92                  0.75              20.60
------------------------------------------------------------------------------------------------------------------------------
            24.38                 7,038               1.00                1.65                  1.50              60.46
------------------------------------------------------------------------------------------------------------------------------
            (4.51)                3,438               1.00                0.98                  1.77              55.66
------------------------------------------------------------------------------------------------------------------------------
             4.29                 4,741               1.00                1.08                  1.46              38.27
------------------------------------------------------------------------------------------------------------------------------

      (3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

Financial Highlights -- Small Cap Portfolio


         The financial highlights table is intended to help you understand the financial performance of the Small Cap Portfolio over the past five years. This information reflects financial results for a single share of the Small Cap Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the Small Cap Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Small Cap Portfolio's financial statements, are included in the Small Cap Portfolio's annual report, which is available by calling 1-800-447-1139.


                                              Net Asset                        Net Realized and
                                                Value,                            Unrealized      Distributions from    Net Asset
                                             Beginning of    Net Investment     Gain/(Loss) on   Net Realized Capital  Value, End of
                                                 Year      Income/ (Loss)*(1)   Investments*(2)         Gains             Year
------------------------------------------------------------------------------------------------------------------------------------
Class Y

  For the fiscal year ended March 31, 2003      $20.73             $0.12             $(6.59)            $(1.06)           $13.20
------------------------------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 2002       18.34              0.05               3.34              (1.00)            20.73
------------------------------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 2001       23.23             (0.03)             (2.64)             (2.22)            18.34
------------------------------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 2000       18.03             (0.05)              6.72              (1.47)            23.23
------------------------------------------------------------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1999       23.65             (0.02)             (4.66)             (0.94)            18.03
------------------------------------------------------------------------------------------------------------------------------------

* Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1)  Reflects waivers and related reimbursements, if any.

(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years.

Financial Highlights -- Small Cap Portfolio



                                                                                        Increase/(Decrease)
                                                                                       Reflected in Expense
                                                                        Ratio of Net     and Net Investment
                              Net Assets, End                        Investment Loss to  Loss Ratios Due to
                               of Year (000's   Ratio of Expenses to     Average Net     Waivers And Related    Portfolio
 Total Investment Return(3)       omitted)     Average Net Assets(1)      Assets(1)        Reimbursements     Turnover Rate
------------------------------------------------------------------------------------------------------------------------------
Class Y

            (31.59)%                 $20,726             1.00%                0.74%                 0.48%           92.42%
----------------------------------------------------------------------------------------------------------------------------
             19.02                    34,834             1.00                 0.26                  0.53            75.76
----------------------------------------------------------------------------------------------------------------------------
            (11.22)                   33,449             1.00                (0.13)                 1.02            65.32
----------------------------------------------------------------------------------------------------------------------------
             38.86                    31,091             1.00                (0.24)                 0.65            65.85
----------------------------------------------------------------------------------------------------------------------------
            (19.84)                   24,087             1.00                (0.10)                 0.65            84.12
----------------------------------------------------------------------------------------------------------------------------

  (3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

Financial Highlights -- International Equity Portfolio


         The financial highlights table is intended to help you understand the financial performance of the International Equity Portfolio for the Class Y Shares for the fiscal year ended March 31, 2003 and the period from inception (July 5, 2001) to March 31, 2002. This information reflects financial results for a single share of the International Equity Portfolio. The total return in the table represents the rate that an investor would have lost on an investment in the International Equity Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the International Equity Portfolio's financial statements, are included in the International Equity Portfolio's annual report, which is available by calling 1-800-447-1139.

                                                         Net Asset
                                                          Value,         Net       Net Realized  and       Net Asset
                                                       Beginning  of  Investment   Unrealized  Loss      Value, End
                                                         Period       Income**(1)  on Investments**(2)    of Period
     --------------------------------------------------------------------------------------------------------------------
     Class Y
         For the fiscal year ended March 31, 2003         $14.69           $0.12       $(4.39)             $10.42
     --------------------------------------------------------------------------------------------------------------------
         For the period July 5, 2001* through March
         31, 2002                                         16.75            0.06        (2.12)               14.69
     --------------------------------------------------------------------------------------------------------------------

     * Commencement of initial public offering.

     ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

    (1)  Reflects waivers and related reimbursements, if any.

    (2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective periods.

Financial Highlights -- International Equity Portfolio






                                                                                        Increase/(Decrease)
                                                                                       Reflected in Expense
                                                                        Ratio of Net     and Net Investment
                              Net Assets, End                        Investment Loss to  Loss Ratios Due to
                               of Year (000's   Ratio of Expenses to     Average Net     Waivers And Related    Portfolio
 Total Investment Return(3)       omitted)     Average Net Assets(1)      Assets(1)        Reimbursements     Turnover Rate
------------------------------------------------------------------------------------------------------------------------------
Class Y

         (29.07)%               $16,468                 1.25%                1.05%               0.57%              147.32%
------------------------------------------------------------------------------------------------------------------------------
          (12.30)                 21,614                 1.25(4)              0.55(4)             0.51(4)            168.32
------------------------------------------------------------------------------------------------------------------------------


  (3) Total investment return is calculated assuming a purchase of shares on the first day and sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

  (4)  Annualized.

The
Bear Stearns
Funds

383 Madison Avenue
New York, NY 10179

1-800-447-1139



DISTRIBUTOR                                 TRANSFER & DIVIDEND
Bear, Stearns & Co. Inc.                    DISBURSEMENT AGENT
383 Madison Avenue                          PFPC Inc.
New York, NY 10179                          Bellevue Corporate Center
                                            400 Bellevue Parkway
INVESTMENT ADVISER                          Wilmington, DE 19809
Bear Stearns Asset Management Inc.
383 Madison Avenue                          COUNSEL
New York, NY 10179                          Kramer Levin Naftalis & Frankel LLP
                                            919 Third Avenue
                                            New York, NY 10022

SUB-ADVISER                                 INDEPENDENT AUDITORS
(INTERNATIONAL EQUITY PORTFOLIO)            Deloitte & Touche LLP
Marvin & Palmer Associates, Inc.            Two World Financial Center
1201 North Market Street, Suite 2300        New York, NY 10281
Wilmington, DE 19801



ADMINISTRATOR
Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

         Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

         Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Portfolio's investments, including a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

            o To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about a Portfolio, you may call or write:

                              PFPC Inc.
                              Attention: The Bear Stearns Funds
                              P.O. Box 9830
                              Providence, RI 02940-8030
                              Telephone: 1-800-447-1139


          o       You may obtain copies of the SAI or financial reports:

                  o for free by calling or writing broker-dealers or other financial intermediaries that sell a Portfolio's shares;

                  o upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102; or

                  o for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.

            o You may review and copy information about the Portfolios (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 to obtain information on the operation of the SEC's Public Reference Room.

         Investment Company Act File No. 811-8798


                                                                  BSF-P-017-06

             The
             Bear Stearns
             Funds

             Prospectus Dated

             August 1,  2003


             Fixed Income Funds

                  o     Income Portfolio
                  o
                  o
                  o     High Yield Total Return Portfolio

                         Class A, B and C Shares




             This Prospectus provides important information about each Portfolio that you should know before investing. Please read it carefully and keep it for future reference.

             The Securities and Exchange Commission has not approved any Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


        The Bear Stearns Funds o 383 Madison Avenue, New York, NY 10179
        o 1-800-447-1139

Table of Contents
.................................................................................

            Risk/Return Summaries
            ...................................................................1

                Income Portfolio

                High Yield Total Return Portfolio

            Investments
            ..................................................................15

            Risk Factors
            ..................................................................17

            Management of the Portfolios
            ..................................................................21

                Investment Adviser

                Portfolio  Managers


            How the Portfolios Value Their Shares
            ..................................................................22

            Investing in the Portfolios
            ..................................................................22

                Investment Requirements

                Choosing a Class of Shares

                How  Sales Charges are Calculated

                Sales Charge Reductions and Waivers

                Distribution Fees and Shareholder Servicing Fees

                How to Buy Shares

                How to Sell Shares

                Exchanges

            Shareholder Services
            ..................................................................33

            Dividends, Distributions and Taxes
            ..................................................................34

            Additional Information
            ..................................................................36

            Financial Highlights
            ..................................................................38


               Each Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company.


               It is important to keep in mind that mutual fund shares are:

                  o     not deposits or obligations of any bank;
                  o     not insured by the Federal Deposit Insurance
                        Corporation;
                  o subject to investment risk, including possible loss of the money invested.

Income Portfolio
.................................................................................

RISK/RETURN SUMMARY

Investment Objective

      High current income consistent with preservation of capital.

Principal Strategies


      Under normal circumstances, the Income Portfolio will invest at least 80% of its net assets in investment-grade, U.S. dollar-denominated fixed income securities issued by U.S. companies and the U.S. government or its political subdivisions, agencies and instrumentalities. The Income Portfolio will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. The Income Portfolio may invest in:

            o     Bonds, debentures and notes;

            o Mortgage-related securities (including interest-only and principal-only stripped securities);

            o     Asset-backed securities;

            o     Convertible debt obligations; and

            o Money market instruments (including bank obligations, commercial paper, other short-term corporate debt, and repurchase agreements).

      The Income Portfolio seeks to equal or exceed the performance of the Lehman Intermediate Government/Credit Index (the "Lehman Index"), a market-capitalization weighted index that includes U.S. Treasury, government-sponsored, and investment grade corporate fixed income securities maturing between one and ten years issued by entities having a minimum of $150 million par amount outstanding. This index has been in existence since 1973.

      Under normal circumstances, the Income Portfolio invests in a portfolio with an overall duration between two and five years. Duration is a measure of the expected price volatility of a debt security or portfolio of debt securities. Duration and interest rates are inversely related. For example, if a bond has an effective duration of three years, you can expect a 1% increase in general interest rates to cause the bond's value to decrease about 3%.

      The Income Portfolio may invest up to 5% of its total assets in debt obligations of issuers in emerging countries. "Emerging countries" include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. An issuer is considered to be located in an emerging country if any of the following apply:

            o     Its securities are principally traded in an emerging country.

            o It derives 50% or more of its total revenues from (a) providing goods or services in emerging countries or (b) sales made in emerging countries.

            o It maintains 50% or more of its assets in one or more emerging countries.

            o It is organized under the laws of, or has a principal office in, an emerging country.



                                                              Income Portfolio 1

      Emerging countries generally include countries in Asia (other than Japan), Eastern Europe, Latin America and Africa.

      Quality. The Income Portfolio must invest at least 80% of its net assets in investment-grade securities, that is, securities rated no lower than "Baa" by Moody's Investors Service ("Moody's"), "BBB" by Standard & Poor's ("S&P"), the equivalent rating by other nationally recognized statistical rating organizations ("NRSROs"), or, if unrated, deemed to be of comparable quality by Bear Stearns Asset Management Inc., the investment adviser for each Portfolio ("BSAM" or the "Adviser").

      The Income Portfolio may invest up to 20% of its net assets in securities that are rated below investment-grade ("junk bonds") but no lower than "B" by Moody's or S&P, the equivalent rating by any other NRSRO, or, if unrated, deemed to be of comparable quality by the Adviser.

      The Income Portfolio may invest in short-term fixed income obligations that are rated in the two highest rating categories by Moody's, S&P or Fitch, Inc. ("Fitch"), or, if unrated, deemed to be of comparable quality by the Adviser.

      For a discussion of the ratings categories of various NRSROs, see the Appendix to the Statement of Additional Information (the "SAI").


Principal Risks

      You may lose money by investing in the Income Portfolio. The Income Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the Income Portfolio's net asset value ("NAV"), yield and/or total return:

            o The rate of inflation may increase, resulting in higher interest rates, causing the Income Portfolio's securities to decline in value. The value of a longer-term fixed income security is usually more sensitive to rising interest rates than that of short-term fixed income securities. When interest rates go up, the value of a fixed income security typically goes down. When interest rates go down, the value of a fixed income security typically goes up.

            o A particular strategy may not be executed effectively or otherwise generate the intended result.

            o     An issuer's credit quality may be downgraded.

            o Below-investment-grade securities are riskier than investment-grade securities and are more likely to decline in value than investment-grade securities due to defaults or bankruptcies.

            o The Income Portfolio may have to reinvest interest or sale proceeds at lower interest rates, thereby reducing its yield. This may occur, for example, when the average life of a mortgage-related security is shortened through prepayment.

            o The Income Portfolio may not fully recoup its investment in interest-only stripped mortgage-related securities if the underlying mortgages are prepaid faster than anticipated.


2   Income Portfolio

            o The yield on principal-only stripped mortgage-related securities could decline if the underlying mortgages experience less-than-anticipated prepayments of principal.

            o Foreign securities are more volatile than their domestic counterparts, in part because of comparatively higher political and economic risks, lack of reliable information, and the risks that a foreign government may confiscate assets.

            o Securities issued in emerging countries may be more volatile than securities issued in established markets due to less developed securities markets or political instability. Inefficient settlement procedures in emerging countries may lead the Income Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities. In addition, issuers in emerging countries typically are subject to less-stringent government regulation and accounting standards than their counterparts in the United States.

Who May Want to Invest in the Income Portfolio

      The Income Portfolio may be appropriate for investors who:

            o     seek high current income;

            o     want to diversify their portfolio.

      The Income Portfolio may not be appropriate for investors who:

            o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.



                                                            Income Portfolio   3

Performance

      The bar chart and table below illustrate the risks of investing in the Income Portfolio by showing changes in its performance for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

      The performance information presented below partly reflects management of the Income Portfolio's investments to maximize total return, rather than to generate high current income, the Income Portfolio's present investment objective, adopted on October 16, 1998. The performance information presented below may have been different if the Income Portfolio's investments had been managed to realize high current income for the entire period.

      The bar chart shows one-year returns for Class A shares of the Income Portfolio. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

                      Income Portfolio Annual Total Return (%)(1)

                               1996        2.72
                               1997        7.59
                               1998        7.28
                               1999       (1.24)
                               2000        9.71
                               2001        7.19
                               2002        7.73

      Past performance, before and after taxes, is not necessarily an indication of future results.

      (1) The Income Portfolio's year-to-date return as of June 30, 2003 was 4.16%.

      During the period shown in the bar chart, the highest quarterly return was 4.34% (for the quarter ended September 30, 2001) and the lowest quarterly return was (2.17)% (for the quarter ended March 31, 1996).



4   Income Portfolio

      The table below shows how average annual total returns for Class A, B and C shares of the Income Portfolio for one year, five years and since the date of inception compared to the Lehman Index, a broad-based unmanaged index that represents the general performance of fixed income securities. The table also compares the Income Portfolio's performance to that of the Lipper A Rated Bond Fund Index, a measure of the performance of investment-grade fixed income mutual funds. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for only Class A shares; after-tax returns for other classes will vary. The figures shown in the table reflect all applicable sales charges.


              Average Annual Total Returns                                                    Since Inception
              (for the periods ended December 31, 2002)           1 Year        5 Years        April 5, 1995
         ------------------------------------------------------ ------------ -------------- ---------------------
              Class A
         ------------------------------------------------------ ------------ -------------- ---------------------
              Return before taxes                                  2.86%          5.10%            6.01%(1)
         ------------------------------------------------------ ------------ -------------- ---------------------
              Return after taxes on distributions                  1.15%          2.75%            3.57%
         ------------------------------------------------------ ------------ -------------- ---------------------
              Return after taxes on distributions and sale of
              Portfolio shares                                     1.74%          2.89%            3.58%
         ------------------------------------------------------ ------------ -------------- ---------------------
              Class B
         ------------------------------------------------------ ------------ -------------- ---------------------
              Return before taxes                                  2.04%           N/A              -- (2)
         ------------------------------------------------------ ------------ -------------- ---------------------
              Class C
         ------------------------------------------------------ ------------ -------------- ---------------------
              Return before taxes                                  6.04%          5.39%            6.05%
         ------------------------------------------------------ ------------ -------------- ---------------------
              Lehman Index (3)                                     9.84%          7.48%            7.66%
         ------------------------------------------------------ ------------ -------------- ---------------------
              Lipper A Rated Bond Fund Index(3)                    8.56%          6.29%            7.44%
         ------------------------------------------------------ ------------ -------------- ---------------------

       (1) Total return figures for Class A shares reflect the current maximum sales load of 4.50%. Prior to December 24, 1997, the maximum sales load was 3.75%.

       (2) Class B shares commenced operations on February 2, 1998. The average annual total return for Class B shares of the Income Portfolio for the period from February 2, 1998 through December 31, 2002 was 4.94%. The comparable returns for the same period for the Lehman Index and the Lipper A Rated Bond Fund Index were 7.34% and 6.15%, respectively.

       (3) Reflects no deduction for fees, expenses or taxes and are not available for investment.



                                                            Income Portfolio   5

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Portfolio.


              Shareholder Fees (paid directly from your investment)(1)            Class A      Class B      Class C
      -----------------------------------------------------------------------------------------------------------------
              Maximum sales charge (load) imposed on purchases
              (as a percentage of offering price)                                  4.50%         None         None
      -----------------------------------------------------------------------------------------------------------------
              Maximum deferred sales charge (load)
              (as a percentage of the lower of purchase or sale price)              None(2)     5.00%(3)     1.00%
      -----------------------------------------------------------------------------------------------------------------
              Sales charge imposed on reinvested dividends                          None         None         None
      -----------------------------------------------------------------------------------------------------------------
              Redemption fees(4)
              (as a percentage of total redemption proceeds)                       1.00%        1.00%        1.00%
      -----------------------------------------------------------------------------------------------------------------
              Exchange fees                                                         None         None         None
      -----------------------------------------------------------------------------------------------------------------
              Annual Portfolio Operating Expenses
              (expenses that are deducted from Portfolio assets)
      -----------------------------------------------------------------------------------------------------------------
              Management Fees                                                      0.45%        0.45%        0.45%
      -----------------------------------------------------------------------------------------------------------------
              Distribution (12b-1) Fees                                            0.10%        0.75%        0.75%
      -----------------------------------------------------------------------------------------------------------------
              Other Expenses
              (includes a 0.25% Shareholder Servicing Fee)                         0.96%        0.96%        0.96%
                                                                                   -----        -----        -----
      -----------------------------------------------------------------------------------------------------------------
              Total Annual Portfolio Operating Expenses                            1.51%        2.16%        2.16%
                                                                                   -----        -----        -----
      -----------------------------------------------------------------------------------------------------------------
              Fee Waiver and Expense Reimbursement                                (0.41)%      (0.41)%      (0.41)%
                                                                                   -----        -----        -----
      -----------------------------------------------------------------------------------------------------------------
              Net Expenses(5)                                                      1.10%        1.75%        1.75%
                                                                                   -----        -----        -----
      -----------------------------------------------------------------------------------------------------------------

    (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

    (2) You will pay a contingent deferred sales charge ("CDSC") of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.

    (3) The Class B deferred sales charge declines over time. See "How Sales Charges are Calculated--Class B Shares."

    (4) The redemption fee will apply to shares you purchase and hold for 60 days or less. See the section entitled "Additional Information About Redemptions" for more information on when this fee will apply. Also, there is a transaction fee of $7.50 for wiring redemption proceeds.

    (5) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the Income Portfolio's net expenses do not exceed the amounts indicated above.



6   Income Portfolio

Example

      This Example illustrates the cost of investing in the Income Portfolio over various time periods. It is intended to help you compare the cost of investing in the Income Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Income Portfolio;

            o     your investment returns 5% each year;

            o     the Income Portfolio's operating expenses remain the same.(1)

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      If you sell your shares at the end of each period--

                                 1 Year      3 Years     5 Years    10 Years
           ---------------------------------------------------------------------

               Class A             $557         $867     $1,200      $2,137

           ---------------------------------------------------------------------
               Class B             $678         $937     $1,322      $2,295 (2)
           ---------------------------------------------------------------------
               Class C             $278         $637     $1,122      $2,461
           ---------------------------------------------------------------------

      If you do not sell your shares at the end of each  period (3)--

                                 1 Year      3 Years     5 Years    10 Years
           ---------------------------------------------------------------------

               Class B             $178         $637     $1,122      $2,295 (2)

           ---------------------------------------------------------------------
               Class C             $178         $637     $1,122      $2,461
           ---------------------------------------------------------------------

           (1) This Example assumes that net portfolio operating expenses will equal 1.10% for Class A and 1.75% for both Class B and C shares until July 31, 2004 and thereafter will equal 1.51% for Class A and 2.16% for both Class B and C shares.

           (2) Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.

           (3) Class A shares are not shown in this table because generally no CDSC applies to investments of $10,000 in Class A shares. See "How Sales Charges are Calculated" and "Sales Charge
                Reductions and Waivers."



                                                            Income Portfolio   7

High Yield Total Return Portfolio
.................................................................................

RISK/RETURN SUMMARY

Investment Objective

      Total return through high current income and capital appreciation.

Principal Strategies

      Under normal circumstances, the High Yield Total Return Portfolio (the "High Yield Portfolio") will invest at least 80% of its net assets in high yield fixed income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks. The High Yield Portfolio will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

      Within this 80% category, the High Yield Portfolio may invest in the following securities (up to the stated percentage of its total assets):

            o     25% in foreign securities;

            o 25% in zero-coupon securities, pay-in-kind bonds or discount obligations;

            o     20% in distressed securities;

            o     20% in mortgage-related securities;

            o     15% in loans and participations; and

            o     10% in convertible securities.

      Generally, the High Yield Portfolio's average weighted maturity will range from three to twelve years.

      The High Yield Portfolio invests primarily in high yield securities that the Adviser believes offer the greatest relative value through a process involving intensive fundamental credit research and continuous relative value analysis that:

            o seeks to avoid potential problems by screening out troubled issuers and securities in weak industries;

            o seeks to identify securities with the most attractive risk/reward profile based on peer analysis, cross sector analysis and capital structure analysis;

            o includes evaluating management and equity sponsors through in-person meetings, canvassing key customers and evaluating the management teams of competitors;

            o uses Bear Stearns' "High Yield Query System" to screen more than 2,500 issuers to select companies that meet initial investment criteria;

      The High Yield Portfolio may invest in debt obligations of issuers in emerging countries. "Emerging countries" include any country that is generally considered to be an emerging or



8   High Yield Portfolio
      developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. An issuer is considered to be located in an emerging country if any of the following apply:

            o     Its securities are principally traded in an emerging country.

            o It derives 50% or more of its total revenues from (a) providing goods or services in emerging countries or (b) sales made in emerging countries.

            o It maintains 50% or more of its assets in one or more emerging countries.

            o It is organized under the laws of, or has a principal office in, an emerging country.

      Emerging countries generally include countries in Asia (other than Japan), Eastern Europe, Latin America and Africa.

      Quality. High yield fixed income securities ("junk bonds") are those securities that are rated "Ba" or lower by Moody's, "BB" or lower by S&P, comparably rated by any other NRSRO or unrated securities that the Adviser determines to be of comparable quality.

      The High Yield Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below "Caa" by Moody's or "CCC" by S&P and comparable unrated bonds.

      For a discussion of the ratings categories of various NRSROs, see the Appendix to the SAI.

      The High Yield Portfolio may "sell short" securities. In a short sale, the High Yield Portfolio sells a security it does not own but has borrowed, with the expectation that the security will decline in value. If the Adviser correctly predicts the decline in value, the Adviser will purchase the security at a lower price to return to the lender and realize a gain for the High Yield Portfolio. Short selling is considered "leverage" and may involve substantial risk.


Principal Risks

      You may lose money by investing in the High Yield Portfolio. The High Yield Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the High Yield Portfolio's NAV, yield and/or total return:

            o High yield securities are riskier than investment-grade securities and are more likely to decline in value than investment-grade securities due to defaults or bankruptcies.

            o Portfolio investments that are already in default when acquired may experience further market value declines or become worthless.

            o The rate of inflation may increase, resulting in higher interest rates, causing the High Yield Portfolio's securities to decline in value. The value of a longer-term fixed income security is usually more sensitive to rising interest rates than that of short-term fixed income securities. When interest rates go up, the value of fixed income security typically goes down. When interest rates go down, the value of a fixed income security typically goes up.



                                                        High Yield Portfolio   9

            o A particular strategy may not be executed effectively or otherwise generate the intended result.

            o     An issuer's credit quality may be downgraded.

            o The High Yield Portfolio may have to reinvest interest or sale proceeds at lower interest rates, thereby reducing its yield. This may occur, for example, when the average life of a mortgage-related security is shortened.

            o A financial intermediary involved in a loan participation may become insolvent or the High Yield Portfolio, as holder of the loan, may be compelled to participate in restructuring the underlying loan.

            o Foreign securities are more volatile than their domestic counterparts, in part because of comparatively higher political and economic risks, lack of reliable information, and the risks that a foreign government may confiscate assets.

            o Securities issued in emerging countries may be more volatile than securities issued in established markets due to less developed securities markets or political instability. Inefficient settlement procedures in emerging countries may lead the High Yield Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities. In addition, issuers in emerging countries typically are subject to less-stringent government regulation and accounting standards than their counterparts in the United States.

            o Short sales may involve substantial risk and may involve leverage, which may increase potential losses.

Who May Want to Invest in the High Yield Portfolio

      The High Yield Portfolio may be appropriate for investors who:

            o     seek high current income coupled with asset growth potential.

      The High Yield Portfolio may not be appropriate for investors who:

            o are not willing to accept the greater risks associated with high yield issues when compared to higher-rated corporate and U.S. government bonds;

            o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.


10   High Yield Portfolio

Performance

      The bar chart and table below illustrate the risks of investing in the High Yield Portfolio by showing changes in its performance for various periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

      The bar chart shows one-year returns for Class A shares of the High Yield Portfolio. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

                    High Yield Portfolio Annual Total Return (%) (1)

                                  1998        4.27
                                  1999        0.07
                                  2000       (8.83)
                                  2001        9.69
                                  2002        1.30

      Past performance, before and after taxes, is not necessarily an indication of future results.

      (1) The High Yield Portfolio's year-to-date return as of June 30, 2003, was 10.61%.

      During the period shown in the bar chart, the highest quarterly return was 8.30% (for the quarter ended March 31, 1998) and the lowest quarterly return was (6.96)% (for the quarter ended September 30, 1998).

                                                       High Yield Portfolio   11

      The table below shows how average annual total returns for Class A, B and C shares of the High Yield Portfolio for one year, five years and since the date of inception compared to the Lehman High Yield Index, an index that includes all fixed income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $150 million, and at least one year to maturity. The table also compares the High Yield Portfolio's performance to that of the Lipper High Current Yield Bond Fund Index (formerly, Lipper High Yield Bond Fund Index), a measure of the performance of high yield fixed income mutual funds. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only Class A shares; after-tax returns for other classes will vary. The figures shown in the table reflect all applicable sales charges.


               Average Annual Total Returns                                                         Since Inception
               (for the periods ended December 31, 2002)           1 Year           5 Years         January 2, 1998
          ----------------------------------------------------- -------------- ------------------ ---------------------
               Class A
          ----------------------------------------------------- -------------- ------------------ ---------------------
               Return before taxes                                  (3.25)%         0.17%                 0.17%
          ----------------------------------------------------- -------------- ------------------ ---------------------
               Return after taxes on distributions                  (6.31)%        (3.45)%               (3.44)%
          ----------------------------------------------------- -------------- ------------------ ---------------------
               Return after taxes on distributions and sale
               of Portfolio shares                                  (2.04)%        (1.60)%               (1.59)%
          ----------------------------------------------------- -------------- ------------------ ---------------------
               Class B
          ----------------------------------------------------- -------------- ------------------ ---------------------
               Return before taxes                                  (4.01)%         0.19%                 0.32%
          ----------------------------------------------------- -------------- ------------------ ---------------------
               Class C
          ----------------------------------------------------- -------------- ------------------ ---------------------
               Return before taxes                                  (0.29)%         0.45%                 0.45%
          ----------------------------------------------------- -------------- ------------------ ---------------------
               Lehman High Yield Index*                             (1.41)%         0.38%                 0.38%
          ----------------------------------------------------- -------------- ------------------ ---------------------
               Lipper High Current Yield Bond Fund Index *          (2.41)%        (1.80)%               (1.80)%
          ----------------------------------------------------- -------------- ------------------ ---------------------

      * Reflects no deduction for fees, expenses or taxes and are not available for investment.



12   High Yield Portfolio

 Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Portfolio.



            Shareholder Fees (paid directly from your investment)(1)               Class A      Class B       Class C
       ------------------------------------------------------------------------------------------------------------------
            Maximum sales charge (load) imposed on purchases                         4.50%        None         None
            (as a percentage of offering price)
       ------------------------------------------------------------------------------------------------------------------
            Maximum deferred sales charge (load)
            (as a percentage of the lower of purchase or sale price)                None(2)      5.00%(3)      1.00%
       ------------------------------------------------------------------------------------------------------------------
            Sales charge imposed on reinvested dividends                            None          None         None
       ------------------------------------------------------------------------------------------------------------------
            Redemption fees(4)
            (as a percentage of total redemption proceeds)                          1.00%        1.00%         1.00%
       ------------------------------------------------------------------------------------------------------------------
            Exchange fees                                                           None          None         None
       ------------------------------------------------------------------------------------------------------------------
            Annual Portfolio Operating Expenses
            (expenses that are deducted from Portfolio assets)
       ------------------------------------------------------------------------------------------------------------------
            Management Fees                                                          0.60%         0.60%       0.60%
       ------------------------------------------------------------------------------------------------------------------
            Distribution (12b-1) Fees                                                0.10%         0.75%       0.75%
       ------------------------------------------------------------------------------------------------------------------
            Other Expenses
            (includes a 0.25% Shareholder Servicing Fee)                             0.69%         0.68%       0.68%
                                                                                      -----        -----        -----
       ------------------------------------------------------------------------------------------------------------------
            Total Annual Portfolio Operating Expenses                                1.39%         2.03%       2.03%
                                                                                      -----        -----        -----
       ------------------------------------------------------------------------------------------------------------------
            Fee Waiver                                                              (0.24)%       (0.23)%     (0.23)%
                                                                                      -----        -----        -----
       ------------------------------------------------------------------------------------------------------------------
            Net Expenses(5)                                                          1.15%         1.80%       1.80%
                                                                                      -----        -----        -----
       ------------------------------------------------------------------------------------------------------------------

        (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

        (2) You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.

        (3) The Class B deferred sales charge declines over time. See "How Sales Charges are Calculated--Class B Shares."

        (4) The redemption fee will apply to shares you purchase and hold for 60 days or less. See the section entitled "Additional Information About Redemptions" for more information on when this fee will apply. Also, there is a transaction fee of $7.50 for wiring redemption proceeds.

        (5) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the High Yield Portfolio's net expenses do not exceed the amounts indicated above.



                                                       High Yield Portfolio   13

Example

      This Example illustrates the cost of investing in the High Yield Portfolio over various time periods. It is intended to help you compare the cost of investing in the High Yield Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the High Yield Portfolio;

            o     your investment returns 5% each year;


            o the High Yield Portfolio's operating expenses remain the same.(1)

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      If you sell your shares at the end of each period--

                                 1 Year    3 Years     5 Years     10 Years
         ----------------------------------------------------------------------
            Class A               $562       $848       $1,154      $2,024
         ----------------------------------------------------------------------
            Class B               $683       $914       $1,272      $2,175 (2)
         ----------------------------------------------------------------------
            Class C               $283       $614       $1,072      $2,340
         ----------------------------------------------------------------------

      If you do not sell your shares at the end of each period (3)--

                                 1 Year    3 Years     5 Years     10 Years
         ----------------------------------------------------------------------
            Class B               $183       $614       $1,072      $2,175 (2)
         ----------------------------------------------------------------------
            Class C               $183       $614       $1,072      $2,340
         ----------------------------------------------------------------------
        (1) This Example assumes that net portfolio operating expenses will equal 1.15% for Class A and 1.80% for both Class B and C shares until July 31, 2004, and thereafter will equal 1.39% for Class A and 2.03% for both Class B and C shares.

        (2) Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.

        (3) Class A shares are not shown in this table because generally no CDSC applies to investments of $10,000 in Class A shares. See "How Sales Charges are Calculated" and "Sales Charge Reductions and Waivers."



14   High Yield Portfolio

INVESTMENTS


Principal Investment Strategies -- Additional Information

    Income Portfolio

      The Income Portfolio seeks to identify and respond to phases in the business cycle -- expansion, topping out, recession and downturn -- and to shift among market sectors, maturities and relative credit quality to achieve its objective, taking into account the volatility and risk associated with investing in intermediate term fixed income securities and, to a lesser extent, with investing in below investment-grade securities.

      The Income Portfolio evaluates a security's duration and maturity. Duration measures a security's sensitivity to interest rate changes and takes into account its cash flows over time, including the effect of prepayments and interest rate changes. Maturity measures only the time until final payment is due. The Adviser may, for example, increase the average duration of the Income Portfolio's holdings when interest rates are declining and decrease the average duration when interest rates are increasing.

      The Income Portfolio seeks to equal or exceed the performance of the Lehman Index. As of March 31, 2003, the weighted average maturity of securities in the Lehman Index was approximately 4.46 years with an average duration of approximately 3.67 years.


    High Yield Portfolio

      Securities offering high current yield are generally issued by rapidly growing companies incurring debt to fund plant expansion or pay for acquisitions and large, well-known, highly leveraged companies. These securities are also generally rated in the medium-to-lower quality categories by the NRSROs. The Adviser evaluates an issuer's financial history and condition, prospects and management and will not rely principally on the ratings assigned by NRSROs, although the Adviser does consider such ratings.

      The High Yield Portfolio seeks capital appreciation by investing in securities that it expects will benefit from improvements in an issuer's business or prospects.


Investments and Techniques

      Set forth below are some of the investments and techniques the Portfolios may use, if permitted by their investment policies, to achieve their investment objectives. In addition, a Portfolio may engage in transactions not described below as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the SAI.

      o Asset-backed securities have a structure that is similar to mortgage-related securities (see below). The collateral for these securities includes home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

      o Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. Convertible securities are characterized by higher yields than common stocks, but lower yields than comparable non-convertible securities, less price fluctuation than the underlying common stock since they have fixed income characteristics, and potential for capital appreciation if the market price of the underlying common stock increases.

      o Discount securities. Zero-coupon securities, which pay no cash income, are fixed income securities that are sold at substantial discounts from their face value. They include pay-in-kind bonds, which pay all or a portion of their interest in the form of debt or equity securities. Zero-coupon securities, pay-in-kind bonds and interest-paying debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.

      o Distressed securities are debt or equity securities of financially troubled or bankrupt companies that the Adviser believes to be undervalued relative to their long-term potential for growth.

      o Eurobonds are issued and traded outside the country in whose currency they are denominated, and outside the regulations of any one country. Global bonds are designed so as to qualify for immediate trading in any domestic capital market and in the Euromarket.

      o Indexed securities are investments whose value is indexed to that of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically are debt securities or deposits whose face value or coupon rate is determined by reference to a specific instrument or statistic.

      o Loans are arranged through private negotiations between a foreign entity and one or more financial institutions. A Portfolio will usually invest in loans through participations, in which the lending institution sells its right to receive principal and interest payments that it receives from the borrower.

      o Mortgage-related securities represent interests in pools of mortgage loans made by lenders like savings and loan institutions, mortgage bankers, commercial banks and others.

      o Short sales. In a short sale, a Portfolio sells a security it does not own anticipating that the price will decline. To complete a short sale, the Portfolio must borrow the security to make delivery and must then replace the security borrowed by buying it at the prevailing market price, which may be higher or lower than the price at which the Portfolio sold the security short. Short sales involve leverage, which may involve substantial gains or losses.


Other Investment Strategies

      o Temporary defensive measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means a Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause a Portfolio to fail to meet its investment objective.

            For temporary defensive purposes, each Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities, repurchase agreements or U.S. or foreign money market instruments.

      o Securities lending. The Income Portfolio may lend its portfolio securities with a value of up to 33-1/3% of its total assets; the High Yield Portfolio is limited to 30% of its total assets. These loans must be secured continuously by cash, cash equivalents, or U.S. government securities equal in value to that of the loaned securities. The Portfolios may make up to 50% of these loans to affiliates of the Adviser. The Portfolios have appointed Custodial Trust Company ("CTC"), an affiliate of the Adviser, as securities lending agent. For its services, CTC receives a portion of the revenue that the Portfolios earn on these loans.

      o Uninvested cash and cash collateral. Each Portfolio may invest uninvested cash and cash collateral from securities lending transactions ("Uninvested Cash") in shares of the Prime Money Market Portfolio, another series of The Bear Stearns Funds, to the extent that the Portfolio's aggregate investment of Uninvested Cash in the Prime Money Market Portfolio does not exceed 25% of the Portfolio's total assets.

            Each Portfolio's acquisition of shares of the Prime Money Market Portfolio is subject to the following conditions: (a) the Prime Money Market Portfolio continues to operate as a money market fund in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended; and (b) the Prime Money Market Portfolio will invest only in high quality, U.S. dollar-denominated short-term liquid instruments, including: U.S. government obligations; commercial paper, notes, certificates of deposit, banker's acceptances; repurchase agreements; floating and variable rate securities; time deposits and instruments issued or backed by U.S. or foreign banks or savings institutions with total assets of at least $1 billion at the time of purchase; and U.S. dollar-denominated foreign securities.

       o Portfolio turnover. The Adviser may trade actively to achieve a Portfolio's goals. High yield and emerging country markets are especially volatile and may result in more frequent trading. High portfolio turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to a Portfolio's shareholders.

      The SAI describes each Portfolio's investment strategies in more detail.


RISK FACTORS

      As with all mutual funds, investing in the Portfolios involves certain risks. There is no guarantee that a Portfolio will meet its investment objective. You can lose money by investing in a Portfolio if you sell your shares after it declines in value below your original cost. There is never any assurance that a Portfolio will perform as it has in the past.

      The Portfolios may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolios are subject to certain limitations and restrictions on their investments, which are also described in the SAI.

      Each Portfolio is subject to the following principal risks.

General Risks

      o Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security or a particular sector.

      o Management risk is the risk that the portfolio manager's investment strategy may not produce the intended results. Management risk also involves the possibility that the portfolio manager fails to execute an investment strategy effectively.

Risks of Debt Securities

      o Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity of a security, the more sensitive it is to changes in interest rates.

      o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

      o Reinvestment risk is the risk that when interest rates are declining, a Portfolio will have to reinvest interest income or prepayments from a security at lower interest rates. In a declining interest rate environment, lower reinvestment rates and price gains resulting from lower interest rates will offset each other to some extent.

      o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch or Moody's.

      o Below investment-grade securities ("junk bonds") may be less liquid, more susceptible to real or perceived adverse economic conditions and more difficult to evaluate than higher-rated securities.
            The market for these securities has relatively few participants, mostly institutional investors, and low trading volume. At times, a Portfolio may have difficulty selling particular high yield securities at a fair price and obtaining accurate valuations in order to calculate its NAV.

            Securities that are rated "Ba" or lower by Moody's, "BB" or lower by S&P or comparably rated by any other NRSRO, or unrated securities that the Adviser determines to be of comparable quality may be considered speculative and subject to higher risk of default than investment-grade securities. High yield securities rated below "Caa" by Moody's or "CCC" by S&P and comparable unrated bonds are highly speculative and may be in default of principal and/or interest payments at the time of purchase.

Risks of Foreign Securities

      o Foreign issuer risk. Compared to U.S. companies, less information is generally available to the public about foreign companies. Foreign brokers and issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign stock exchanges and other securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in emerging countries, more volatile than U.S. investments.

      o Currency risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of a Portfolio's securities.

      o Emerging markets risk. Emerging country economies often compare unfavorably with the United States economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain emerging countries have experienced and continue to experience high rates of inflation, sharply eroding the value of their financial assets. An emergency may arise where trading of emerging country securities may cease or may be severely limited or where an emerging country governmental or corporate issuer defaults on its obligations.

            The governments of certain emerging countries impose restrictions or controls that may limit or preclude a Portfolio's investment in certain securities. A Portfolio may need governmental approval for the repatriation of investment income, capital or sales proceeds. An emerging country government may also impose temporary restrictions on the disposition of portfolio securities.

Risks of Mortgage-Related and Asset-Backed Securities

      o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Portfolio may have to reinvest the proceeds from prepayments at lower interest rates. Asset-backed securities are also subject to prepayment risk, to the extent of the average life of the underlying receivables, which generally are shorter than those of mortgages.

      o Extension risk is the risk that the rate of anticipated prepayments of principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security is postponed to a later date. During periods of rapidly rising interest rates, the weighted average maturity of a security may be extended past what was anticipated. The market value of securities with longer maturities tends to be more volatile.

Risks of Distressed Securities

      o Distressed securities include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. A Portfolio may own a significant portion of a company's distressed securities. As a result, the Portfolio may participate actively in the affairs of the company, which may subject the Portfolio to litigation risks or prevent the Portfolio from selling the securities.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

      BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolios. The Adviser was established in 1985 and is located at 383 Madison Avenue, New York, NY 10179. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor")), is a leading U.S. investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at June 30, 2003 of approximately $21.9 billion.

      The Adviser supervises and assists in the overall management of the affairs of the Portfolios, subject to oversight by the Board of Trustees of The Bear Stearns Funds (the "Board").

      For the fiscal year ended March 31, 2003, the Adviser received management fees based on a percentage of the average daily net assets of each Portfolio, after waivers, as shown in the following table.

                                Income Portfolio                    0.00%
                           -----------------------------------------------
                                High Yield Portfolio                0.21%
                           -----------------------------------------------

      The Adviser and/or an affiliate, at its own expense, and from its own resources and without reimbursement from the Portfolios, may pay signficant amounts to certain persons who provide certain shareholder services or services in connection with the sale or expected sale of shares of the Portfolios, subject to applicable laws and regulations.

Portfolio  Managers

      The following individuals are primarily responsible for the day-to-day management of the Portfolios' investments.

      Income Portfolio

      John W. Geissinger, CFA

      Mr. Geissinger, a Senior Managing Director, joined BSAM in 1998 and is Chief Investment Officer of Fixed Income. Prior to joining BSAM, he served as Managing Director and Head of Investment Grade Fixed Income at Chancellor LGT Asset Management, managing approximately $8.5 billion in institutional fixed income portfolios. From 1986 to 1993, Mr. Geissinger was Senior Vice President and Senior Portfolio Manager at Putnam Investments, responsible for managing retail and institutional fixed income portfolios totaling $3.5 billion. Prior to that, he was Director of Quantitative Fixed Income Research at Aetna Life and Casualty from 1983 to 1986. Mr. Geissinger received a B.S. in Mathematics and Economics from Wake Forest University and an M.B.A. in Statistics from New York University. Mr. Geissinger is a member of the Fixed Income Analyst Society and is a Certified Financial Analyst ("CFA") charterholder.

      Peter E. Mahoney

      Mr. Mahoney, a Managing Director, first joined BSAM in 1987, where he served as the Chairman of the Fixed Income Management and Strategy Committee until his departure in 1994. He rejoined BSAM as a Senior Portfolio Manager in November 1995. Prior to initially joining BSAM, he served as Senior Vice President and Chief Investment Officer at Manhattan Life Insurance Company from 1983 to 1987. Mr. Mahoney received his B.S. from Indiana University and was awarded an M.B.A. from Fairleigh Dickinson University.

      High Yield Portfolio

      Richard A. Buch, CFA

      Mr. Buch, a Managing Director, joined BSAM in 2000 and is responsible for the management of high yield fixed income portfolios. Prior to joining BSAM, he served as Managing Director and Senior Portfolio Manager at Nomura Corporate Research and Asset Management Inc., where he was responsible for the management of high yield portfolios consisting of open-end mutual funds, proprietary funds and separate accounts. From 1990 to 1993, Mr. Buch was Senior Vice President at Kidder Peabody Asset Management, where he was responsible for the credit selection and management of four Collateralized Bond Obligations (CBOs). Prior to that, he was an Assistant Vice President at Reliance Insurance, where he was part of a three-person team managing a $2.3 billion high yield portfolio. From 1985 to 1987, Mr. Buch was a Senior Securities Analyst in the Private Placement Group at Teachers Insurance and Annuity Association. Mr. Buch received a B.S. in Management from the State University of New York at Binghamton and an M.B.A. from the Johnson Graduate School of Management at Cornell University. He is a CFA charterholder and a member of the Association for Investment Management and Research.

HOW THE PORTFOLIOS VALUE THEIR SHARES

      The net asset value ("NAV"), multiplied by the number of Portfolio shares you own, gives you the value of your investment. Each Portfolio calculates its share price, called its NAV, each business day as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern time. You may buy, sell or exchange shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Portfolio to affect the NAV materially.

      On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to value its shares at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day.

      Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolios do not price their shares. In this case, the NAV of a Portfolio's shares may change on days when you are not able to buy or sell shares.

      The Portfolios value their investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Adviser pursuant to fair valuation procedures adopted by the Board. The NAV for each class is calculated by adding up the total value of the relevant Portfolio's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

                          NAV = Total Assets Less Liabilities
                                ------------------------------
                                Number of Shares Outstanding

      You can request a Portfolio's NAV by calling 1-800-447-1139, or by visiting our web site, www.bearstearns.com.


INVESTING IN THE PORTFOLIOS


      This section describes the minimum investment requirements for the Portfolios, the expenses and sales charges applicable to each Class of shares and the procedures for buying, selling or exchanging shares.

Investment Requirements

      Minimum Initial Investment:

      o     Non-Retirement Account: $1,000

      o     Retirement Account: $500

      Minimum Subsequent Investment:

      o     Non-Retirement Account: $50

      o     Retirement Account: $25

Choosing a Class of Shares

      Once you decide to buy shares of a Portfolio, you must determine which class of shares to buy. Each Portfolio offers Class A, B and C shares. Each class has its own cost structure and features that will affect the results of your investment over time in different ways. Your financial adviser or account representative can help you choose the class of shares that best suits your investment needs.

            o Class A shares have a front-end sales charge, which is added to the Class A NAV to determine the offering price per share.

            o Class B and C shares do not have a front-end sales charge, which means that your entire investment is available to work for you right away. However, Class B and C shares have a contingent deferred sales charge ("CDSC") that you must pay if you sell your shares within a specified period of time. In addition, the annual expenses of Class B and C shares are higher than the annual expenses of Class A shares.

      In deciding which class is best, you may consider, among other things:

            o     how much you intend to invest;

            o     the length of time you expect to hold your investment.

Relative Advantages of Each Share Class


                   Investor Characteristics                Advantages
      ------------------------------------------------------------------------------
      Class A        Long-term investment          Lower expense structure than Class
                     horizon and/or qualify for    B or C shares and the amount of
                     waiver or reduction of sales  the initial sales charge decreases
                     charge                        as you invest more money
      ------------------------------------------------------------------------------
      Class B        Long-term investment          No front-end sales charge, so the
                     horizon                       full amount of your investment is
                                                   put to work right away; converts
                                                   to Class A shares after eight years
      ------------------------------------------------------------------------------
      Class C        Short-term                    No front-end sales charge, so the
                     investment horizon            full amount of your investment is
                                                   put to work right away and the
                                                   CDSC is lower than that of Class
                                                   B shares, declining to zero
                                                   after one year
      ------------------------------------------------------------------------------

      You should consult your financial adviser or account representative before investing in a Portfolio.

      You may be eligible to use the Right of Accumulation or Letter of Intent privileges to reduce your Class A sales charges. See "Reduction of Class A Sales Charges" below.

      The following table summarizes the differences in the expense structures of the three classes of shares:


                                        Class A                   Class B                       Class C
         -------------------------------------------------------------------------------------------------------------
             Front-End Sales
             Charge(1)             4.50%                 None                              None
         -------------------------------------------------------------------------------------------------------------

            CDSC                   None(2)               5% to 0%, declining the           1%, if you sell shares
                                                         longer you hold your shares       within one year of
                                                                                           purchase
         -------------------------------------------------------------------------------------------------------------
            Annual Expenses        Lower than Class B    Higher than Class A shares        Higher than Class A
                                   or C shares           (Note: Class B shares             shares; same as Class B
                                                         convert to Class A shares         shares
                                                         8 years after purchase)(3)
         -------------------------------------------------------------------------------------------------------------

        (1) There are several ways that you can reduce these charges, as described under "Sales Charge Reductions and Waivers."

        (2) You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.

        (3) Class B shares will not convert to Class A shares if the Adviser believes that the Internal Revenue Service will consider the conversion to be a taxable event. If Class B shares do not convert to Class A shares, they will continue to be subject to higher expenses than Class A shares indefinitely.

How  Sales Charges are Calculated

Class A Shares

      The public offering price for Class A shares is the NAV that is calculated after you place your order plus the applicable sales load, as determined in the following table.

                                                                                   Total Sales Load
              -----------------------------------------------------------------------------------------------------
                                      Amount                          As a % of offering        As a % of NAV
                                  of Investment                        price per share
              -----------------------------------------------------------------------------------------------------
                 Less than $50,000                                            4.50                   4.71
                 $50,000 or more but less than $100,000                       4.25                   4.44
                 $100,000 or more but less than $250,000                      3.25                   3.36
                 $250,000 or more but less than $500,000                      2.50                   2.56
                 $500,000 or more but less than $1,000,000                    2.00                   2.04
                 $1,000,000 and above                                         0.00*                  0.00
              -----------------------------------------------------------------------------------------------------

         * You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at NAV because you purchased $1 million or more of Class A shares.

Class B Shares

      The public offering price for Class B shares is the NAV that is calculated after you place your order. You pay no initial sales charge on Class B shares, but you will pay a CDSC if you sell your shares up to six years after the date of purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time you buy until the time you sell your Class B shares. Class B shares have higher annual expenses than Class A shares.

                                                 CDSC as a % of Dollar
                Year Since Purchase              Amount Subject to CDSC

          ----------------------------------------------------------------
                 First                                     5%
                 Second                                    4%
                 Third                                     3%
                 Fourth                                    3%
                 Fifth                                     2%
                 Sixth                                     1%
                 Seventh                                   0%
                 Eighth*                                   0%
          ----------------------------------------------------------------

         * Class B shares of a Portfolio will automatically convert into Class A shares of the same Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange will convert into Class A shares of the new Portfolio based on the date of the initial purchase of the shares of the exchanged Portfolio. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the underlying shares, on a pro rata basis. The Portfolios do not consider conversion to Class A shares to be a purchase or sale for federal income tax purposes. You should consult with your own tax adviser.

Class C Shares

      The public offering price for Class C shares is the NAV that is calculated after you place your order. You pay no initial sales charge at the time of purchase. You will pay a CDSC of 1%, however, if you sell Class C shares up to one year after the date of purchase.

      The CDSC on Class B and C shares will be calculated in a manner that results in the lowest possible charge. The Portfolios will apply the CDSC to the lower of:

            o     the purchase price of the shares, or

            o     the current market value of the shares being sold.

      You will pay no CDSC when you sell shares you have acquired through reinvestment of dividends or capital gain distributions.

Sales Charge Reductions and Waivers

Waiver of Class A Sales Charges

      The following categories of investors may buy Class A shares without a front-end sales charge:

            o Bear Stearns, its affiliates and their officers, directors or employees (including retired employees); any partnership of which Bear Stearns is a general partner, any Trustee or officer of The Bear Stearns Funds and certain family members of any of the these individuals.

            o Employees or registered representatives of any broker-dealers with whom the Distributor has entered into sales agreements ("Authorized Dealers") and their spouses and minor children.

            o     Qualified retirement plans of Bear Stearns.

            o Trustees or directors of investment companies for which BSAM or an affiliate acts as sponsor.

            o Any state, county or city, or any instrumentality, department, authority or agency that is prohibited by law from paying a sales load or commission in connection with the purchase of shares of a Portfolio.

            o Institutional investment clients, including corporate-sponsored pension and profit-sharing plans, other benefit plans and insurance companies.

            o Pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments.

            o Trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients.

            o     Service providers to the Portfolios.

            o Accounts for which an Authorized Dealer or investment adviser charges an asset management fee (including "wrap" fees).

      If you think you may be eligible for a sales charge waiver, please contact your account representative or call PFPC Inc., the Portfolios' Transfer Agent, at 1-800-447-1139.

Reduction of Class A Sales Charges

      You may reduce your Class A sales charge by taking advantage of the following privileges:

            o Right of Accumulation. Lets you add the value of all classes of shares of all the Portfolios that you currently own (other than the Prime Money Market Portfolio) for purposes of calculating the sales charge on future purchases of Class A shares. You may count share purchases made by the following investors to calculate the reduced sales charge: you, your spouse and your children under the age of 21 (including shares in certain retirement accounts), and a company that you, your spouse or your children control; a trustee or other fiduciary account (including an employee benefit plan); a trustee or other fiduciary that buys shares concurrently for two or more employee benefit plans of a single employer or of affiliated employers.

            o Letter of Intent. Lets you buy Class A shares of any Portfolio over a 13-month period at the same sales charge as if all shares had been bought at once. You are not obligated to buy the full amount of the shares. However, you must complete the intended purchase to obtain the reduced sales load.

            IMPORTANT: You must notify the Transfer Agent or your account representative at the time of purchase if you qualify for a Right of Accumulation or Letter of Intent.

Waiver of CDSC

      The CDSC on Class A, B and C shares will be waived under the following circumstances:

            o redemptions made within one year after the death or disability of a shareholder;

            o redemptions by employees participating in eligible benefit plans, including separation of service;

            o redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise;

            o     a mandatory distribution under a tax-deferred retirement plan;

            o redemptions made through the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account, at the time you establish the automatic withdrawal feature.

      If you believe you may qualify for a waiver of the CDSC, please contact your account representative or the Transfer Agent.

Distribution Fees and Shareholder Servicing Fees

      Distribution Fees. The Portfolios have adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for each Portfolio's Class A, B and C shares. Under the distribution plan, each Portfolio pays the Distributor a fee for the sale and distribution of its shares. The plan provides that each Portfolio's Class A shares pays 0.10% of its average daily net assets and each Portfolio's Class B and C shares each pays 0.75% of its average daily net assets.

      Keep in mind that:

            o Each Portfolio pays distribution fees on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying higher front-end or back-end sales charges.

            o The Distributor will waive its distribution fees to the extent that a Portfolio would exceed the limitations imposed by NASD on asset-based sales charges.

      Shareholder Servicing Fees. The Portfolios have adopted a shareholder servicing plan for the Class A, B and C shares of each Portfolio. The shareholder servicing plan allows the Portfolios or the Distributor to pay shareholder servicing agents an annual fee of up to 0.25% of the average daily net assets of each of these classes of shares for personal shareholder services and for maintaining shareholder accounts. Shareholder servicing agents may include Authorized Dealers, fiduciaries, and financial institutions that sponsor "mutual fund supermarkets," "no-transaction fee" programs or similar programs.

How to Buy Shares

      You may buy shares of the Portfolios through your account representative by check or by wire or through the Transfer Agent. If you place your order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time), you will receive the NAV that is calculated that day. Orders placed after the close of trading on the NYSE will be priced at the next business day's NAV.

      When you buy shares, you must specify the class of shares. Otherwise, the Portfolios will assume that you wish to buy Class A shares.

Purchase Procedures

      Purchase through the Distributor or Authorized Dealers

     Method of Purchase                       Instructions

           In person/                 o  Contact your account representative.
           By mail                    o  Specify the name of the Portfolio,
                                         class of shares and the number or
                                         dollar amount of shares that you wish
                                         to buy.
                                      o  For a new account, your account
                                         representative will help you to
                                         complete the application.
                                      o  Mail your application or additional
                                         purchase to:
                                         PFPC Inc.
                                         Attention: The Bear Stearns Funds
                                         P.O. Box 9830
                                         Providence, RI 02940-8030
                                      o  Send overnight mail to:
                                         PFPC Inc.
                                         Attention: The Bear Stearns Funds
                                         760 Moore Road
                                         King of Prussia, PA 19406-1212

         By telephone/                o  Contact your account representative.
         wire                         o  Specify the name of the Portfolio,
                                         class of shares and the number or
                                         dollar amount of shares that you wish
                                         to buy.
                                      o  On the day of purchase, call the
                                         Transfer Agent at 1-800-447-1139 prior
                                         to the close of regular trading on the
                                         NYSE (usually 4:00 p.m. Eastern time)
                                         to give notice of the purchase and
                                         before wiring any funds.
                                      o  Wire funds to:
                                         PNC Bank, N.A.
                                         ABA#: 031000053
                                         Credit Account # 85-5102-0143
                                         From: Name of Investor
                                         For the purchase of: Name of Portfolio
                                         Amount: Amount to be invested
                                      o  After calling the Transfer Agent,
                                         contact your financial institution to
                                         wire funds to PFPC Inc. Please refer to
                                         the wire instructions indicated above.
                                         Funds must be wired the same day that
                                         your trade is placed.

       Purchases through the Transfer Agent

     Method of Purchase                      Instructions

           By mail                    o  Mail your application or additional
                                         purchase to:
                                         PFPC Inc.
                                         Attention: The Bear Stearns Funds
                                         P.O. Box 9830
                                         Providence, RI 02940-8030

           By telephone/              o  On the day of purchase, call the
           wire                          Transfer Agent at 1-800-447-1139 prior
                                         to the close of regular trading on the
                                         NYSE (usually 4:00 p.m. Eastern time)
                                         to give notice of the purchase and
                                         before wiring any funds.
                                      o  When you call the Transfer Agent:
                                         1. Obtain wire instructions for Bear
                                            Stearns.
                                         2. Place your trade by specifying the
                                            name of the Portfolio, class of
                                            shares and the number or dollar
                                            amount of shares that you wish to
                                            buy.
                                      o  After calling the Transfer Agent,
                                         contact your financial institution to
                                         wire funds to PFPC Inc. Please refer to
                                         the wire instructions indicated above.
                                         Funds must be wired the same day that
                                         your trade is placed.

How to Sell Shares

            o You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent. Please refer to the instructions under "How to Buy Shares" for information on selling your shares in person, by telephone, by mail or by wire.

            o When the Portfolios receive your redemption requests in proper form, your shares will be sold at the next determined NAV.

            o The Portfolios will send you payment proceeds generally within seven days after receiving your redemption request.

Additional Information About Redemptions

            o Waiting period. If you buy shares by check, the Portfolios will wait for your check to clear (up to 15 days) before sending the proceeds of redemption.

            o Wiring redemption proceeds. Upon request, the Portfolios will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.

            o Medallion Signature Guarantees. If your redemption proceeds exceed $100,000; you instruct the Portfolios to send the proceeds to someone other than the record owner at the record address; or you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any domestic bank or trust company, broker, dealer, clearing agency or savings association that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized Medallion Programs are the:

                  o     Securities Transfer Agents Medallion Program (STAMP);

                  o     Stock Exchange Medallion Program (SEMP); and

                  o     NYSE Medallion Signature Program (MSP).

            If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

            o Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolios nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

            o Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative or the Transfer Agent by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

            o Automatic redemption; redemption in-kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Portfolios may automatically liquidate your account and send you the proceeds. The Portfolios will send you a notice at least 60 days before doing this. To the extent allowed under applicable law, the Portfolios also reserve the right to redeem your shares "in-kind." For example, if you sell a large number of shares and the Portfolios are unable to sell securities to raise cash, the Portfolios may send you a share of actual portfolio securities. Call the Transfer Agent for details.

            o Redemption fees. Each Portfolio will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares 60 days or less after you purchase them. The redemption fee is paid directly to the relevant Portfolio, and is designed to offset market impact and other costs associated with short-term trading. The redemption fee represents an estimate of the costs that a Portfolio would incur in connection with the purchase or sale of portfolio securities associated with an investor's redemption or exchange. These costs include transfer agency costs, brokerage costs (including dealer "bid-asked" spreads) and market impact costs (i.e., the increase or decrease in market prices that may result when a Portfolio purchases or sells thinly-traded securities or purchases or sells a large amount of securities).

                  The redemption fee is neither a sales load nor a CDSC. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to redemption fees. For purposes of determining whether the redemption fee applies, the shares that you have held the longest will be redeemed first. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability. The Portfolios may waive this fee under certain circumstances, including wrap fee programs that are prohibited from assessing charges upon redemption or exchange of shares offered through the programs. Please see the SAI for details.

            o Small account transaction fee. If you have less than $500 in your account , the Portfolios reserve the right to deduct a small account transaction fee of $12.00 ("Transaction Fee") from your account balance. The Transaction Fee may not apply to redemptions on certain accounts, such as wrap accounts, retirement plans or other broker controlled accounts.

            o Suspension of the right of redemption. A Portfolio may suspend your right to redeem your shares under any of the following circumstances:

                  --    during non-routine closings of the NYSE;

                  -- when the Securities and Exchange Commission ("SEC") determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Portfolio's securities; or

                  -- when the SEC orders a suspension to protect the Portfolio's shareholders.

Exchanges


      You may exchange shares of one Portfolio for shares of the same class of any other Portfolio, usually without paying any additional sales charges. (You may obtain more information about other Portfolios by calling the Transfer Agent at 1-800-447-1139.) You may pay a sales charge if the Portfolio you are exchanging did not impose an initial sales charge. You will not have to pay an additional sales charge if the Portfolio you are exchanging was acquired in any of the following ways:

            o     by a previous exchange from shares bought with a sales charge;

            o through reinvestment of dividends and distributions paid with respect to these shares.

      The Portfolios do not currently charge a fee for exchanges, although this policy may change in the future.

      Exchange procedures. To exchange your shares, you must give exchange instructions to your account representative or the Transfer Agent in writing or by telephone.

      Exchange policies. When exchanging your shares, please keep in mind:

            o An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

            o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to your account representative or the Transfer Agent in writing, which will cause a delay.

            o The shares you exchange must have a value of at least $250 (except in the case of certain retirement plans). If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

            o Before you exchange your shares, you must review a copy of the current prospectus of the Portfolio that you would like to buy.

            o You may qualify for a reduced sales charge. See the SAI for details, or call your account representative.

            o Your exchange request may not be accepted if the Portfolios determine that your exchange would be detrimental to the interests of a Portfolio's shareholders. The Portfolios specifically reserve the right to refuse your request if it is part of multiple purchase or exchange requests that the Portfolios, in their sole discretion, deem to involve excessive trading or to be part of a market timing strategy, since these types of trading practices may require a Portfolio to sell securities at a disadvantageous time or price. In making this determination, the Portfolios may consider, among other things, orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your securities dealer or service agent. The Portfolios may modify or terminate the exchange option at any time.

SHAREHOLDER SERVICES

      The Portfolios offer several additional shareholder services. If you would like to take advantage of any of these services, please call your account representative or the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. These services may be changed or terminated at any time with 60 days' notice.

            o Automatic investment plan. You may buy shares of a Portfolio at regular intervals by direct transfer of funds from your bank. You may invest a set amount ($250 for the initial purchase; minimum subsequent investments of $50 or $25 for retirement accounts).

            o Directed distribution option. You may automatically reinvest your dividends and capital gain distributions in the same class of shares of another Portfolio or the Money Market Portfolio of The RBB Fund, Inc. You may buy Class A shares without a sales charge at the current NAV. However, if you buy Class B or C shares, they may be subject to a CDSC when you sell them. You may not use this service to establish a new account.

            o Systematic withdrawal plan. You may withdraw a set amount ($25 minimum) as long as you have a beginning account balance of at least $5,000. You or the Transfer Agent may terminate the arrangement at any time. If you plan to buy new shares when you participate in a systematic plan, you may have to pay an additional sales charge.

            o Reinstatement privilege. If you sell some or all of your Class A or Class B shares of a Portfolio, you have up to 90 calendar days to reinvest all or part of the redemption proceeds in Class A shares of that Portfolio or any other Portfolio without paying a sales charge. This privilege applies only to the Class A shares that you purchased subject to the initial sales charge and to Class A and Class B shares on which you paid a CDSC when you sold them. This privilege does not apply to Class C shares. If you believe you may qualify for this privilege, you must notify your account representative or the Transfer Agent when you send your payment.

DIVIDENDS, DISTRIBUTIONS AND TAXES

      If you buy shares of a Portfolio shortly before it declares a dividend or a distribution, a portion of your investment in the Portfolio may be returned to you in the form of a taxable distribution.

Distributions

      The Portfolios pass along your share of their investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Portfolio.

      Ordinarily, each Portfolio declares dividends from its net investment income daily and pays them monthly. The Portfolios will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.

      You can receive dividends or distributions in one of the following ways:

            o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of your Portfolio. If you do not indicate another choice on your Account Information Form, you will receive your distributions this way.

            o Cash. The Portfolios will send you a check no later than seven days after the payable date.

            o Partial reinvestment. The Portfolios will automatically reinvest your dividends in additional shares of your Portfolio and pay your capital gain distributions to you in cash. Or, the Portfolios will automatically reinvest your capital gain distributions and send you your dividends in cash.

            o Directed dividends. You can automatically reinvest your dividends and distributions in the same class of shares of another Portfolio. See the description of this option in the "Shareholder Services" section above.

            o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.

      You may choose your distribution method on your original Account Information Form. If you would like to change the option you selected, please call your account representative or the Transfer Agent at 1-800-447-1139.

Taxes

      Each Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. Depending on the type of account in which the shares are held and the nature of the shareholder, a shareholder may be taxed on distributions received from a Portfolio. It is important for you to be aware of the following information about the tax treatment of your investment.

            o Distributions from a Portfolio's long-term capital gains are taxable as long-term capital gains. All or a portion of the qualified dividends received by non-corporate shareholders may be taxable as long-term capital gains. Non-qualified dividends and dividends received by corporate shareholders are taxable as ordinary income.

            o Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

            o Dividends from the Portfolios that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Portfolio.

            o Certain dividends and distributions paid to you in January will be taxable as if they had been paid to you the previous December.

            o The Portfolios will mail you tax statements every January showing the amounts and tax status of distributions you received.

            o When you sell (redeem) or exchange shares of a Portfolio, you must recognize any gain or loss.

            o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

            o You should review the more detailed discussion of federal income tax considerations in the SAI.

      The Portfolios provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Portfolio.

ADDITIONAL INFORMATION

Performance

      The Portfolios, the Distributor, the Adviser and certain financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare a Portfolio's performance to the performance of various indices and investments for which reliable performance data is available. These entities and publications may also compare a Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc.


Shareholder Communications

      The Portfolios may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Portfolios send these documents to each shareholder individually by calling 1-800-447-1139.

      Electronic copies of financial reports and prospectuses may be available at the Bear Stearns web site. To participate in the Bear Stearns electronic delivery program, call 1-800-447-1139 or visit the Bear Stearns web site for more information. Electronic copies of these documents may also be available through your Authorized Dealer.

                       This page intentionally left blank

Financial Highlights -- Income Portfolio


      The financial highlights table is intended to help you understand the financial performance of the Income Portfolio for the past five years. This information reflects financial results for a single share of the Income Portfolio. The total returns in the table represent the rate that an investor would have gained on an investment in the Income Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Income Portfolio's financial statements, are included in the Income Portfolio's annual report, which is available by calling 1-800-447-1139.


                                              Net Asset                  Net Realized    Dividends   Distributions
                                               Value,          Net      and Unrealized    from Net     from Net       Net Asset
                                            Beginning of    Investment   Gain/(Loss) on  Investment    Realized     Value, End of
                                                Year        Income*(1)  Investments*(2)   Income     Capital Gains      Year
   -------------------------------------------------------------------------------------------------------------------------------
   Class A

        For the fiscal year ended March       $11.84           $0.44         $0.73        $(0.48)      $(0.03)          $12.50
        31, 2003
   -------------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March        11.99            0.60         (0.15)        (0.60)       --               11.84
        31, 2002
   -------------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March        11.53            0.73          0.46         (0.73)       --               11.99
        31, 2001
   -------------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March        12.15            0.70         (0.62)        (0.70)       --               11.53
        31, 2000
   -------------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March        12.37            0.74         (0.03)        (0.74)       (0.19)           12.15
        31, 1999
   -------------------------------------------------------------------------------------------------------------------------------
   Class B

        For the fiscal year ended March        11.84            0.36          0.73         (0.40)       (0.03)           12.50
        31, 2003
   -------------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March        11.99            0.52         (0.15)        (0.52)       --               11.84
        31, 2002
   -------------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March        11.53            0.65          0.46         (0.65)       --               11.99
        31, 2001
   -------------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March        12.15            0.63         (0.62)        (0.63)       --               11.53
        31, 2000
   -------------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March        12.37            0.65         (0.03)        (0.65)       (0.19)           12.15
        31, 1999
   -------------------------------------------------------------------------------------------------------------------------------
   Class C

        For the fiscal year ended March        11.84            0.36          0.73         (0.40)       (0.03)           12.50
        31, 2003
   -------------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March        11.99            0.52         (0.15)        (0.52)       --               11.84
        31, 2002
   -------------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March        11.53            0.65          0.46         (0.65)       --               11.99
        31, 2001
   -------------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March        12.15            0.63         (0.62)        (0.63)       --               11.53
        31, 2000
   -------------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March        12.37            0.65         (0.03)        (0.65)       (0.19)           12.15
        31, 1999
   -------------------------------------------------------------------------------------------------------------------------------

   * Calculated based on average settled shares outstanding during the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

   (1) Reflects waivers and related reimbursements.

   (2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years.

Financial Highlights -- Income Portfolio



                                                                             Increase/(Decrease)
                                                                             Reflected in Expense
                                            Ratio of         Ratio of Net     and Net Investment
                       Net Assets, End     Expenses to     Investment Income  Income Ratios Due to
     Total Investment   of Year (000's     Average Net      to Average Net    Waivers and Related    Portfolio
        Return(3)         omitted)          Assets(1)         Assets(1)         Reimbursements     Turnover Rate
    -------------------------------------------------------------------------------------------------------------
    Class A

          10.05%          $23,594             0.80%              3.58%              0.71%            161.09%
    -------------------------------------------------------------------------------------------------------------
           3.86             9,757             0.80               4.99               1.45             240.84
    -------------------------------------------------------------------------------------------------------------
          10.68             8,316             0.80               6.22               2.48             174.46
    -------------------------------------------------------------------------------------------------------------
           0.77             5,071             0.80               5.99               3.13             158.47
    -------------------------------------------------------------------------------------------------------------
           5.77             4,775             0.80               5.83               2.98             107.21
    -------------------------------------------------------------------------------------------------------------
    Class B

           9.34            19,185             1.45               2.91               0.71             161.09
    -------------------------------------------------------------------------------------------------------------
           3.19             6,773             1.45               4.27               1.45             240.84
    -------------------------------------------------------------------------------------------------------------
           9.96             4,861             1.45               5.55               2.48             174.46
    -------------------------------------------------------------------------------------------------------------
           0.12             2,027             1.45               5.34               3.13             158.47
    -------------------------------------------------------------------------------------------------------------
           5.09             1,121             1.45               5.16               2.81             107.21
    -------------------------------------------------------------------------------------------------------------
    Class C

           9.34            11,443             1.45               2.95               0.71             161.09
    -------------------------------------------------------------------------------------------------------------
           3.19             6,066             1.45               4.27               1.45             240.84
    -------------------------------------------------------------------------------------------------------------
           9.96             3,339             1.45               5.55               2.48             174.46
    -------------------------------------------------------------------------------------------------------------
           0.12             1,971             1.45               5.33               3.13             158.47
    -------------------------------------------------------------------------------------------------------------
           5.08             2,067             1.45               5.28               3.18             107.21
    -------------------------------------------------------------------------------------------------------------

     (3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights -- High Yield Portfolio


      The financial highlights table is intended to help you understand the financial performance of the High Yield Portfolio for the past five years. This information reflects financial results for a single share of the High Yield Portfolio. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the High Yield Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the High Yield Portfolio's financial statements, are included in the High Yield Portfolio's annual report, which is available by calling 1-800-447-1139.


                                             Net Asset                 Net Realized    Dividends  Distributions
                                              Value,        Net        and Unrealized   from Net     from Net     Net Asset
                                             Beginning    Investment      Loss on      Investment    Realized    Value, End
                                              of Year     Income*(1)   Investments*(2)   Income   Capital Gains   of Year
   ------------------------------------------------------------------------------------------------------------------------
   Class A

        For the fiscal year ended March 31,       $8.36     $0.66         $(0.26)       $(0.66)        --          $8.10
        2003
   ------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31,        8.74      0.72          (0.38)        (0.72)        --           8.36
        2002
   ------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31,        9.78      0.94          (1.04)        (0.94)        --           8.74
        2001
   ------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31,       11.36      1.08          (1.58)        (1.08)        --           9.78
        2000
   ------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31,       12.73      1.11          (1.32)        (1.11)       $(0.05)      11.36
        1999
   ------------------------------------------------------------------------------------------------------------------------
   Class B

        For the fiscal year ended March 31,        8.36      0.60          (0.24)        (0.61)        --           8.11
        2003
   ------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31,        8.74      0.67          (0.38)        (0.67)        --           8.36
        2002
   ------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31,        9.78      0.88          (1.04)        (0.88)        --           8.74
        2001
   ------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31,       11.36      1.01          (1.58)        (1.01)        --           9.78
        2000
   ------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31,       12.73      1.04          (1.32)        (1.04)        (0.05)      11.36
        1999
   ------------------------------------------------------------------------------------------------------------------------
   Class C

        For the fiscal year ended March 31,        8.36      0.60          (0.25)        (0.61)        --           8.10
        2003
   ------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31,        8.74      0.67          (0.38)        (0.67)        --           8.36
        2002
   ------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31,        9.78      0.88          (1.04)        (0.88)        --           8.74
        2001
   ------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31,       11.36      1.01          (1.58)        (1.01)        --           9.78
        2000
   ------------------------------------------------------------------------------------------------------------------------
        For the fiscal year ended March 31,       12.73      1.04          (1.32)        (1.04)        (0.05)      11.36
        1999
   ------------------------------------------------------------------------------------------------------------------------

      * Calculated based on average settled shares outstanding during the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

      (1)   Reflects waivers and related reimbursements.

      (2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years.

Financial Highlights -- High Yield Portfolio



                                                                       Increase/(Decrease)
                                                       Ratio of Net    Reflected in Expense
                       Net Assets,      Ratio of        Investment      and Net Investment
            Total      End of Year     Expenses to       Income to     Income Ratios Due to
         Investment       (000's       Average Net      Average Net    Waivers and Related     Portfolio
          Return(3)      omitted)       Assets(1)        Assets(1)        Reimbursements     Turnover Rate
       ------------------------------------------------------------------------------------------------------
       Class A

              5.18%     $84,889             1.00%             8.20%              0.39%           103.22%
       ------------------------------------------------------------------------------------------------------
              4.16       72,491             1.00              8.51               0.49            212.94
       ------------------------------------------------------------------------------------------------------
             (1.07)      69,132             1.00             10.03               0.64            122.83
       ------------------------------------------------------------------------------------------------------
             (4.68)      44,991             1.00             10.14               0.58             70.61
       ------------------------------------------------------------------------------------------------------
             (1.57)      55,367             1.00              9.37               0.74            101.75
       ------------------------------------------------------------------------------------------------------
       Class B

              4.63       43,853             1.65              7.55               0.38            103.22
       ------------------------------------------------------------------------------------------------------
              3.49       32,233             1.65              7.86               0.49            212.94
       ------------------------------------------------------------------------------------------------------
             (1.71)      26,336             1.65              9.45               0.64            122.83
       ------------------------------------------------------------------------------------------------------
             (5.29)      23,520             1.65              9.49               0.59             70.61
       ------------------------------------------------------------------------------------------------------
             (2.21)      23,395             1.65              8.76               0.73            101.75
       ------------------------------------------------------------------------------------------------------
       Class C

              4.50       46,263             1.65              7.52               0.38            103.22
       ------------------------------------------------------------------------------------------------------
              3.49       29,535             1.65              7.84               0.49            212.94
       ------------------------------------------------------------------------------------------------------
             (1.71)      22,317             1.65              9.45               0.64            122.83
       ------------------------------------------------------------------------------------------------------
             (5.29)      18,707             1.65              9.49               0.59             70.61
       ------------------------------------------------------------------------------------------------------
             (2.21)      26,064             1.65              8.73               0.73            101.75
       ------------------------------------------------------------------------------------------------------

     (3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions.

The
Bear Stearns
Funds

383 Madison Avenue
New York, NY 10179

1-800-447-1139



DISTRIBUTOR                                  TRANSFER & DIVIDEND
Bear, Stearns & Co. Inc.                     DISBURSEMENT AGENT
383 Madison Avenue                           PFPC Inc.
New York, NY 10179                           Bellevue Corporate Center
                                             400 Bellevue Parkway
                                             Wilmington, DE 19809

INVESTMENT ADVISER
Bear Stearns Asset Management Inc.
383 Madison Avenue                           COUNSEL
New York, NY 10179                           Kramer Levin Naftalis & Frankel LLP
                                             919 Third Avenue
                                             New York, NY 10022

ADMINISTRATOR
Bear Stearns Funds Management Inc.
383 Madison Avenue                           INDEPENDENT AUDITORS
New York, NY 10179                           Deloitte & Touche LLP
                                             Two World Financial Center
                                             New York, NY 10281

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

                       This page intentionally left blank

      Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

      Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Portfolio's investments, including a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

      o     To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about a Portfolio, you may call or write:

                              PFPC Inc.
                              Attention: The Bear Stearns Funds
                              P.O. Box 9830
                              Providence, RI 02940-8030
                              Telephone: 1-800-447-1139


          o       You may obtain copies of the SAI or financial reports:

                  o for free by calling or writing broker-dealers or other financial intermediaries that sell a Portfolio's shares;

                  o upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102; or

                  o for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.

            o You may review and copy information about the Portfolios (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 to obtain information on the operation of the SEC's Public Reference Room.

      Investment Company Act File No. 811-8798




                                                                    BSF-P-016-07

           The
           Bear Stearns
           Funds

           Prospectus Dated

           August 1,  2003


           Fixed Income Funds

               o   Income Portfolio
               o
               o   High Yield Total Return Portfolio

                   Class Y Shares




             This Prospectus provides important information about each Portfolio that you should know before investing. Please read it carefully and keep it for future reference.

             The Securities and Exchange Commission has not approved any Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.





The Bear Stearns Funds o 383 Madison Avenue, New York, NY 10179 o 1-800-447-1139

Table of Contents
................................................................................

                  Risk/Return Summaries
                  ............................................................1

                       Income Portfolio

                       High Yield Total Return Portfolio


                  Investments
                  ...........................................................11

                  Risk Factors
                  ...........................................................13

                  Management of the Portfolios
                  ...........................................................17

                       Investment Adviser

                       Portfolio  Managers

                  How the Portfolios Value Their Shares
                  ...........................................................18

                  Investing in the Portfolios
                  ...........................................................19

                       How to Buy Shares

                       How to Sell Shares

                       Exchanges

                  Dividends, Distributions and Taxes
                  ...........................................................24

                  Additional Information
                  ...........................................................26

                  Financial Highlights
                  ...........................................................28


                      Each Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company.


                      It is important to keep in mind that mutual fund shares are:

                         o not deposits or obligations of any bank;
                         o not insured by the Federal Deposit Insurance
                           Corporation;
                         o subject to investment risk, including possible
                           loss of the money invested.

Income Portfolio
................................................................................

RISK/RETURN SUMMARY

Investment Objective

         High current income consistent with preservation of capital.

Principal Strategies

         Under normal circumstances, the Income Portfolio will invest at least 80% of its net assets in investment-grade, U.S. dollar-denominated fixed income securities issued by U.S. companies and the U.S. government or its political subdivisions, agencies or instrumentalities. The Income Portfolio will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. The Income Portfolio may invest in:

             o   Bonds, debentures and notes;

             o Mortgage-related securities (including interest-only and principal-only stripped securities);

             o   Asset-backed securities;

             o   Convertible debt obligations; and

             o Money market instruments (including bank obligations, commercial paper, other short-term corporate debt, and repurchase agreements).

         The Income Portfolio seeks to equal or exceed the performance of the Lehman Intermediate Government/Credit Index (the "Lehman Index"), a market-capitalization weighted index that includes U.S. Treasury, government-sponsored, and investment grade corporate fixed income securities maturing between one and ten years issued by entities having a minimum of $150 million par amount outstanding. This index has been in existence since 1973.

         Under normal circumstances, the Income Portfolio invests in a portfolio with an overall duration between two and five years. Duration is a measure of the expected price volatility of a debt security or portfolio of debt securities. Duration and interest rates are inversely related. For example, if a bond has an effective duration of three years, you can expect a 1% increase in general interest rates to cause the bond's value to decrease about 3%.

         The Income Portfolio may invest up to 5% of its total assets in debt obligations of issuers in emerging countries. "Emerging countries" include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. An issuer is considered to be located in an emerging country if any of the following apply:

             o   Its securities are principally traded in an emerging country.

             o It derives 50% or more of its total revenues from (a) providing goods or services in emerging countries or (b) sales made in emerging countries.

             o It maintains 50% or more of its assets in one or more emerging countries.

             o It is organized under the laws of, or has a principal office in, an emerging country.



                                                            Income Portfolio   1

         Emerging countries generally include countries in Asia (other than Japan), Eastern Europe, Latin America and Africa.

         Quality. The Income Portfolio must invest at least 80% of its net assets in investment-grade securities, that is, securities rated no lower than "Baa" by Moody's Investors Service ("Moody's"), "BBB" by Standard & Poor's ("S&P"), the equivalent rating by other nationally recognized statistical rating organizations ("NRSROs"), or, if unrated, deemed to be of comparable quality by Bear Stearns Asset Management Inc., the investment adviser for each Portfolio ("BSAM" or the "Adviser").

         The Income Portfolio may invest up to 20% of its net assets in securities that are rated below investment-grade ("junk bonds") but no lower than "B" by Moody's or S&P, the equivalent rating by any other NRSRO, or, if unrated, deemed to be of comparable quality by the Adviser.

         The Income Portfolio may invest in short-term fixed income obligations that are rated in the two highest rating categories by Moody's, S&P or Fitch, Inc. ("Fitch"), or, if unrated, deemed to be of comparable quality by the Adviser.

         For a discussion of the rating categories of various NRSROs, see the Appendix to the Statement of Additional Information (the "SAI").


Principal Risks

         You may lose money by investing in the Income Portfolio. The Income Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the Income Portfolio's net asset value ("NAV"), yield and/or total return:

             o The rate of inflation may increase, resulting in higher interest rates, causing the Income Portfolio's securities to decline in value. The value of a longer-term fixed income security is usually more sensitive to rising interest rates than that of short-term fixed income securities. When interest rates go up, the value of a fixed income security typically goes down. When interest rates go down, the value of a fixed income security typically goes up.

             o A particular strategy may not be executed effectively or otherwise generate the intended result.

             o   An issuer's credit quality may be downgraded.

             o Below-investment-grade securities are riskier than investment-grade securities and are more likely to decline in value than investment-grade securities due to defaults or bankruptcies.

             o The Income Portfolio may have to reinvest interest or sale proceeds at lower interest rates, thereby reducing its yield. This may occur, for example, when the average life of a mortgage-related security is shortened through prepayment.

             o The Income Portfolio may not fully recoup its investment in interest-only stripped mortgage-related securities if the underlying mortgages are prepaid faster than anticipated.

             o The yield on principal-only stripped mortgage-related securities could decline if the underlying mortgages experience less-than-anticipated prepayments of principal.


2   Income Portfolio

             o Foreign securities are more volatile than their domestic counterparts, in part because of comparatively higher political and economic risks, lack of reliable information, and the risks that a foreign government may confiscate assets.

             o Securities issued in emerging countries may be more volatile than securities issued in established markets due to less developed securities markets or political instability. Inefficient settlement procedures in emerging countries may lead the Income Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities. In addition, issuers in emerging countries typically are subject to less-stringent government regulation and accounting standards than their counterparts in the United States.

Who May Want to Invest in the Income Portfolio

         The Income Portfolio may be appropriate for investors who:

             o   seek high current income;

             o   want to diversify their portfolio.

         The Income Portfolio may not be appropriate for investors who:

             o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.

                                                              Income Portfolio 3

Performance

         The bar chart and table below illustrate the risks of investing in the Income Portfolio by showing changes in the performance of its Class Y shares for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

         The performance information presented below partly reflects management of the Income Portfolio's investments to maximize total return, rather than to generate high current income, the Income Portfolio's present investment objective, adopted on October 16, 1998. The performance information presented below may have been different if the Income Portfolio's investments had been managed to realize high current income for the entire period.

                        Income Portfolio Annual Total Return (%)(1)

                               1996             3.08
                               1997             7.97
                               1998             7.66
                               1999            (0.90)
                               2000            10.07
                               2001             7.56
                               2002             8.03

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1) The Income Portfolio's year-to-date return as of June 30, 2003 was 4.43%.

         During the period shown in the bar chart, the highest quarterly return was 4.43% (for the quarter ended September 30, 2001) and the lowest quarterly return was (2.09)% (for the quarter ended March 31, 1996).

         The table below shows how the average annual total returns for Class Y shares of the Income Portfolio for one year, five years and since the date of inception compared to the Lehman Index, a broad-based unmanaged index that represents the general performance of fixed income securities. The table also compares the Income Portfolio's performance to that of the Lipper A Rated Bond Fund Index, a measure of the performance of investment-grade fixed income mutual funds. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").


                       Average Annual Total Returns                          1 Year       5 Years       Since Inception
                       (for the periods ended December 31,  2002)                                      September  8, 1995
                  --------------------------------------------------------------------------------------------------------
                       Class Y
                  --------------------------------------------------------------------------------------------------------
                       Return before taxes                                     8.03%       6.41%           6.61%
                  --------------------------------------------------------------------------------------------------------
                       Return after taxes on distributions                     6.08%       3.87%           4.01%
                  --------------------------------------------------------------------------------------------------------
                       Return after taxes on distributions and on sale of
                       Portfolio shares                                        4.90%       3.85%           3.98%
                  --------------------------------------------------------------------------------------------------------
                       Lehman Index*                                           9.84%       7.48%           7.29%
                  --------------------------------------------------------------------------------------------------------
                       Lipper A Rated Bond Fund Index*                         8.56%       6.29%           6.80%
                  --------------------------------------------------------------------------------------------------------

                  * Reflects no deduction for fees, expenses or taxes and are not available for investment.




4   Income Portfolio

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Portfolio.

                       Shareholder Fees (paid directly from your  investment)(1)                             Class Y
                  -------------------------------------------------------------------------------------------------------
                       Maximum sales charge (load) imposed on purchases
                       (as a percentage of offering price)                                                     None
                  -------------------------------------------------------------------------------------------------------
                       Maximum deferred sales charge (load)
                       (as a percentage of the lower of purchase or sale price)                                None
                  -------------------------------------------------------------------------------------------------------
                       Sales charge imposed on reinvested dividends                                            None
                  -------------------------------------------------------------------------------------------------------
                       Redemption fees(2)
                       (as a percentage of total redemption proceeds)                                         1.00%
                  -------------------------------------------------------------------------------------------------------
                       Exchange fees                                                                           None
                  -------------------------------------------------------------------------------------------------------
                       Annual Portfolio Operating Expenses
                       (expenses that are deducted from Portfolio assets)
                  -------------------------------------------------------------------------------------------------------
                       Management Fees                                                                        0.45%
                  --------------------------------------------------------------------------------------------------------
                       Distribution (12b-1) Fees                                                              0.00%
                  --------------------------------------------------------------------------------------------------------
                       Other Expenses                                                                         0.71%
                                                                                                              -----
                  --------------------------------------------------------------------------------------------------------
                       Total Annual Portfolio Operating Expenses                                              1.16%
                                                                                                              -----
                  ---------------------------------------------------------------------------------------------------------
                       Fee Waiver and Expense Reimbursement                                                  (0.41)%
                                                                                                             -------
                  ---------------------------------------------------------------------------------------------------------
                       Net  Expenses (3)                                                                      0.75%
                                                                                                              -----
                  ---------------------------------------------------------------------------------------------------------

                  (1) A broker or agent may charge additional fees on the
                      purchase, sale or exchange of Portfolio shares.

                  (2) The redemption fee will apply to shares you purchase and hold for 60 days or less. See the section entitled "Additional Information About Redemptions" for more information on when this fee will apply. Also, there is a transaction fee of $7.50 for wiring redemption proceeds.

                  (3) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the Income Portfolio's net expenses do not exceed the amount indicated above.


Example

         This Example illustrates the cost of investing in the Income Portfolio over various time periods. It is intended to help you compare the cost of investing in the Income Portfolio with the cost of investing in other mutual funds. The Example assumes that:

             o   you invest $10,000 in the Income Portfolio;

             o   your investment returns 5% each year;

             o   the Income Portfolio's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year      3 Years      5 Years       10 Years
             -------------------------------------------------------------------

                Class Y         $77         $328         $599         $1,372
             -------------------------------------------------------------------

             * This Example assumes that net portfolio operating expenses will equal 0.75% until July 31, 2004 and thereafter will equal 1.16%.



                                                            Income Portfolio   5

High Yield Total Return Portfolio
................................................................................

RISK/RETURN SUMMARY

Investment Objective

         Total return through high current income and capital appreciation.

Principal Strategies


         Under normal circumstances, the High Yield Total Return Portfolio (the "High Yield Portfolio") will invest at least 80% of its net assets in high yield fixed income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks. The High Yield Portfolio will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

         Within this 80% category, the High Yield Portfolio may invest in the following securities (up to the stated percentage of its total assets):

             o   25% in foreign securities;

             o 25% in zero-coupon securities, pay-in-kind bonds or discount obligations;

             o   20% in distressed securities;

             o   20% in mortgage-related securities;

             o   15% in loans and participations; and

             o   10% in convertible securities.

         Generally, the High Yield Portfolio's average weighted maturity will range from three to twelve years.

         The High Yield Portfolio invests primarily in high yield securities that the Adviser believes offer the greatest relative value through a process involving intensive fundamental credit research and continuous relative value analysis that:

             o seeks to avoid potential problems by screening out troubled issuers and securities in weak industries;

             o seeks to identify securities with the most attractive risk/reward profile based on peer analysis, cross sector analysis and capital structure analysis;

             o includes evaluating management and equity sponsors through in-person meetings, canvassing key customers and evaluating the management teams of competitors;

             o uses Bear Stearns' "High Yield Query System" to screen more than 2,500 issuers to select companies that meet initial investment criteria;

         The High Yield Portfolio may invest in debt obligations of issuers in emerging countries. "Emerging countries" include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United



6   High Yield Portfolio

         Nations and its authorities. An issuer is considered to be located in an emerging country if any of the following apply:

             o   Its securities are principally traded in an emerging country.

             o It derives 50% or more of its total revenues from (a) providing goods or services in emerging countries or (b) sales made in emerging countries.

             o It maintains 50% or more of its assets in one or more emerging countries.

             o It is organized under the laws of, or has a principal office in, an emerging country.

         Emerging countries generally include countries in Asia (other than Japan), Eastern Europe, Latin America and Africa.

         Quality. High yield fixed income securities ("junk bonds") are those securities that are rated "Ba" or lower by Moody's, "BB" or lower by S&P, comparably rated by any other NRSRO or unrated securities that the Adviser determines to be of comparable quality.

         The High Yield Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below "Caa" by Moody's or "CCC" by S&P and comparable unrated bonds.

         For a discussion of the ratings categories of various NRSROs, see the Appendix to the SAI.

         The High Yield Portfolio may "sell short" securities. In a short sale, the High Yield Portfolio sells a security it does not own but has borrowed, with the expectation that the security will decline in value. If the Adviser correctly predicts the decline in value, the Adviser will purchase the security at a lower price to return to the lender and realize a gain for the High Yield Portfolio. Short selling is considered "leverage" and may involve substantial risk.


Principal Risks

         You may lose money by investing in the High Yield Portfolio. The High Yield Portfolio is also subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the High Yield Portfolio's NAV, yield and/or total return:

             o High yield securities are riskier than investment-grade securities and are more likely to decline in value than investment-grade securities due to defaults or bankruptcies.

             o Portfolio investments that are already in default when acquired may experience further market value declines or become worthless.

             o The rate of inflation may increase, resulting in higher interest rates, causing the High Yield Portfolio's securities to decline in value. The value of a longer-term fixed income security is usually more sensitive to rising interest rates than that of short-term fixed income securities. When interest rates go up, the value of a fixed income security typically goes down. When interest rates go down, the value of a fixed income security typically goes up.

             o A particular strategy may not be executed effectively or otherwise generate the intended result.





                                                        High Yield Portfolio   7

             o   An issuer's credit quality may be downgraded.

             o The High Yield Portfolio may have to reinvest interest or sale proceeds at lower interest rates, thereby reducing its yield. This may occur, for example, when the average life of a mortgage-related security is shortened.

             o A financial intermediary involved in a loan participation may become insolvent or the High Yield Portfolio, as holder of the loan, may be compelled to participate in restructuring the underlying loan.

            o Foreign securities are more volatile than their domestic counterparts, in part because of comparatively higher political and economic risks, lack of reliable information, and the risks that a foreign government may confiscate assets.

             o Securities issued in emerging countries may be more volatile than securities issued in established markets due to less developed securities markets or political instability. Inefficient settlement procedures in emerging countries may lead the High Yield Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities. In addition, issuers in emerging countries typically are subject to less-stringent government regulation and accounting standards than their counterparts in the United States.

             o Short sales may involve substantial risk and may involve leverage, which may increase potential losses.

Who May Want to Invest in the High Yield Portfolio

         The High Yield Portfolio may be appropriate for investors who:

             o   seek high current income coupled with asset growth potential.

         The High Yield Portfolio may not be appropriate for investors who:

             o are not willing to accept the greater risks associated with high yield issues when compared to higher-rated corporate and U.S. government bonds;

             o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.



8   High Yield Portfolio

Performance

         The bar chart and table below illustrate the risks of investing in the High Yield Portfolio by showing changes in the performance of its Class Y shares for various periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

                 High Yield Portfolio Annual Total Return (%) (1)

                             2002             1.67

         Past performance, before and after taxes, is not necessarily an indication of future results.

         (1) The High Yield Portfolio's year-to-date return as of June 30, 2003 was 10.80%.

         During the period shown in the bar chart, the highest quarterly return was 4.79% (for the quarter ended December 31, 2002) and the lowest quarterly return was (2.57)% (for the quarter ended June 30, 2002).

         The table below shows how average annual total returns for Class Y shares of the High Yield Portfolio for one year and since the date of inception compared to the Lehman High Yield Index. The Lehman High Yield Index is an index that includes all fixed income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $150 million, and at least one year to maturity. The table also compares the High Yield Portfolio's performance to that of the Lipper High Current Yield Bond Fund Index (formerly, Lipper High Yield Bond Fund Index), a measure of the performance of high yield fixed income mutual funds. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Portfolio shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

                 Average Annual Total Returns                                           1 Year       Since Inception
                 (for the periods ended December 31,  2002)                                           July 11, 2001
          -------------------------------------------------------------------------------------------------------------
                 Class  Y
          -------------------------------------------------------------------------------------------------------------
                 Return before taxes                                                     1.67%            4.23%
         -------------------------------------------------------------------------------------------------------------
                 Return after taxes on distributions                                    (1.69)%           0.79%
          -------------------------------------------------------------------------------------------------------------
                 Return after taxes on distributions and on sale of Portfolio
                 shares                                                                  0.97%            1.71%
          -------------------------------------------------------------------------------------------------------------
                 Lehman High Yield Index*                                               (1.41)%          (0.39)%
          -------------------------------------------------------------------------------------------------------------
                 Lipper High Current Yield Bond Fund Index*                             (2.41)%          (2.38)%
          -------------------------------------------------------------------------------------------------------------

          * Reflects no deduction for fees, expenses or taxes and are not available for investment.



                                                         High Yield Portfolio  9

 Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Portfolio.

                 Shareholder Fees (paid directly from your  investment) (1)                                            Class Y
          -------------------------------------------------------------------------------------------------------------------------
                 Maximum sales charge (load) imposed on purchases
                 (as a percentage of offering price)                                                                    None
          -------------------------------------------------------------------------------------------------------------------------
                 Maximum deferred sales charge (load)
                 (as a percentage of the lower of purchase or sale price)                                               None
          -------------------------------------------------------------------------------------------------------------------------
                 Sales charge imposed on reinvested dividends                                                           None
          -------------------------------------------------------------------------------------------------------------------------
                 Redemption  fees (2)
                 (as a percentage of total redemption proceeds)                                                          1.00%
          -------------------------------------------------------------------------------------------------------------------------
                 Exchange fees                                                                                          None
          -------------------------------------------------------------------------------------------------------------------------
                 Annual Portfolio Operating Expenses
                 (expenses that are deducted from Portfolio assets)
          -------------------------------------------------------------------------------------------------------------------------
                 Management Fees                                                                                         0.60%
          -------------------------------------------------------------------------------------------------------------------------
                 Distribution (12b-1) Fees                                                                               0.00%
          -------------------------------------------------------------------------------------------------------------------------
                 Other Expenses                                                                                          0.44%
                                                                                                                         -----
          -------------------------------------------------------------------------------------------------------------------------
                 Total Annual Portfolio Operating Expenses                                                               1.04%
                                                                                                                         -----
          -------------------------------------------------------------------------------------------------------------------------
                 Fee Waiver                                                                                             (0.24)%
                                                                                                                        -------
          -------------------------------------------------------------------------------------------------------------------------
                 Net  Expenses (3)                                                                                       0.80%
                                                                                                                         -----
          -------------------------------------------------------------------------------------------------------------------------

          (1) A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

          (2) The redemption fee will apply to shares you purchase and hold for 60 days or less. See the section entitled "Additional Information About Redemptions" for more information on when this fee will apply. Also, there is a transaction fee of $7.50 for wiring redemption proceeds.

          (3) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2004, so that the High Yield Portfolio's net expenses do not exceed the amount indicated above.


Example

         This Example illustrates the cost of investing in the High Yield Portfolio over various time periods. It is intended to help you compare the cost of investing in the High Yield Portfolio with the cost of investing in other mutual funds. The Example assumes that:

             o   you invest $10,000 in the High Yield Portfolio;

             o   your investment returns 5% each year;

             o   the High Yield Portfolio's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year       3 Years       5 Years       10 Years
         -----------------------------------------------------------------------
              Class Y           $82           $307         $551          $1,249
         -----------------------------------------------------------------------

         * This Example assumes that net portfolio operating expenses will equal 0.80% until July 31, 2004 and thereafter will equal 1.04%.



10   High Yield Portfolio

INVESTMENTS

Principal Investment Strategies -- Additional Information

         Income Portfolio

         The Income Portfolio seeks to identify and respond to phases in the business cycle --expansion, topping out, recession and downturn -- and to shift among market sectors, maturities and relative credit quality to achieve its objective, taking into account the volatility and risk associated with investing in intermediate fixed term income securities and, to a lesser extent, with investing in below investment-grade securities.

         The Income Portfolio evaluates a security's duration and maturity. Duration measures a security's sensitivity to interest rate changes and takes into account its cash flows over time, including the effect of prepayments and interest rate changes. Maturity measures only the time until final payment is due. The Adviser may, for example, increase the average duration of the Income Portfolio's holdings when interest rates are declining and decrease the average duration when interest rates are increasing.

         The Income Portfolio seeks to equal or exceed the performance of the Lehman Index. As of March 31, 2003, the weighted average maturity of securities in the Lehman Index was approximately 4.46 years with an average duration of approximately 3.67 years.

         High Yield Portfolio

         Securities offering high current yield are generally issued by rapidly growing companies incurring debt to fund plant expansion or pay for acquisitions and large, well-known, highly leveraged companies. These securities are also generally rated in the medium-to-lower quality categories by the NRSROs. The Adviser evaluates an issuer's financial history and condition, prospects and management and will not rely principally on the ratings assigned by NRSROs, although the Adviser does consider such ratings.

         The High Yield Portfolio seeks capital appreciation by investing in securities that it expects will benefit from improvements in an issuer's business or prospects.


 Investments and Techniques

         Set forth below are some of the investments and techniques the Portfolios may, if permitted by their investment policies, use to achieve their investment objectives. In addition, a Portfolio may engage in transactions not described below as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the SAI.

         o Asset-backed securities have a structure that is similar to mortgage-related securities (see below). The collateral for these securities includes home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

         o Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. Convertible securities are characterized by higher yields than common stocks, but lower yields than comparable non-convertible securities, less price fluctuation than the underlying common stock since they have fixed income characteristics, and potential for capital appreciation if the market price of the underlying common stock increases.

         o Discount securities. Zero-coupon securities, which pay no cash income, are fixed income securities that are sold at substantial discounts from their face value. They include pay-in-kind bonds, which pay all or a portion of their interest in the form of debt or equity securities. Zero-coupon securities, pay-in-kind bonds and interest-paying debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.

         o Distressed securities are debt or equity securities of financially troubled or bankrupt companies that the Adviser believes to be undervalued relative to their long-term potential for growth.

         o Eurobonds are issued and traded outside the country in whose currency they are denominated, and outside the regulations of any one country. Global bonds are designed so as to qualify for immediate trading in any domestic capital market and in the Euromarket.

         o Indexed securities are investments whose value is indexed to that of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically are debt securities or deposits whose face value or coupon rate is determined by reference to a specific instrument or statistic.

         o Loans are arranged through private negotiations between a foreign entity and one or more financial institutions. A Portfolio will usually invest in loans through participations, in which the lending institution sells its right to receive principal and interest payments that it receives from the borrower.

         o Mortgage-related securities represent interests in pools of mortgage loans made by lenders like savings and loan institutions, mortgage bankers, commercial banks and others.

         o Short sales. In a short sale, a Portfolio sells a security it does not own anticipating that the price will decline. To complete a short sale, the Portfolio must borrow the security to make delivery and must then replace the security borrowed by buying it at the prevailing market price, which may be higher or lower than the price at which the Portfolio sold the security short. Short sales involve leverage, which may involve substantial gains or losses.


Other Investment Strategies

         o Temporary defensive measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means a Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause a Portfolio to fail to meet its investment objective.

              For temporary defensive purposes, each Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities, repurchase agreements or U.S. or foreign money market instruments.

         o Securities lending. The Income Portfolio may lend its portfolio securities with a value of up to 33-1/3% of its total assets; the High Yield Portfolio is limited to 30% of its total assets. These loans must be secured continuously by cash, cash equivalents, or U.S. government securities equal in value to that of the loaned securities. The Portfolios may make up to 50% of these loans to affiliates of the Adviser. The Portfolios have appointed Custodial Trust Company ("CTC"), an affiliate of the Adviser, as securities lending agent. For its services, CTC receives a portion of the revenue that the Portfolios earn on these loans.

         o Uninvested cash and cash collateral. Each Portfolio may invest uninvested cash and cash collateral from securities lending transactions ("Uninvested Cash") in shares of the Prime Money Market Portfolio, another series of The Bear Stearns Funds, to the extent that a Portfolio's aggregate investment of Uninvested Cash in the Prime Money Market Portfolio does not exceed 25% of the Portfolio's total assets.

              Each Portfolio's acquisition of shares of the Prime Money Market Portfolio is subject to the following conditions: (a) the Prime Money Market Portfolio continues to operate as a money market fund in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended; and (b) the Prime Money Market Portfolio will invest only in high quality, U.S. dollar-denominated short-term liquid instruments, including: U.S. government obligations; commercial paper, notes, certificates of deposit, banker's acceptances; repurchase agreements; floating and variable rate securities; time deposits and instruments issued or backed by U.S. or foreign banks or savings institutions with total assets of at least $1 billion at the time of purchase; and U.S. dollar-denominated foreign securities.

         o Portfolio turnover. The Adviser may trade actively to achieve a Portfolio's goals. High yield and emerging country markets are especially volatile and may result in more frequent trading. High portfolio turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to a Portfolio's shareholders.

          The SAI describes each Portfolio's investment strategies in more detail.

RISK FACTORS

         As with all mutual funds, investing in the Portfolios involves certain risks. There is no guarantee that a Portfolio will meet its investment objective. You can lose money by investing in a Portfolio if you sell your shares after it declines in value below your original cost. There is never any assurance that a Portfolio will perform as it has in the past.

         The Portfolios may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolios are subject to certain limitations and restrictions on their investments, which are also described in the SAI.

         Each Portfolio is subject to the following principal risks.

General Risks

      o Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security or a particular sector.

      o Management risk is the risk that the portfolio manager's investment strategy may not produce the intended results. Management risk also involves the possibility that the portfolio manager fails to execute an investment strategy effectively.


Risks of Debt Securities

         o Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity of a security, the more sensitive it is to changes in interest rates.

         o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

         o Reinvestment risk is the risk that when interest rates are declining, a Portfolio will have to reinvest interest income or prepayments from a security at lower interest rates. In a declining interest rate environment, lower reinvestment rates and price gains resulting from lower interest rates will offset each other to some extent.

         o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch or Moody's.

         o Below investment-grade securities ("junk bonds") may be less liquid, more susceptible to real or perceived adverse economic conditions and more difficult to evaluate than higher-rated securities. The market for these securities has relatively few participants, mostly institutional investors, and low trading volume. At times, a Portfolio may have difficulty selling particular high yield securities at a fair price and obtaining accurate valuations in order to calculate its NAV.


              Securities that are rated "Ba" or lower by Moody's, "BB" or lower by S&P or comparably rated by any other NRSRO, or unrated securities that the Adviser determines to be of comparable quality may be considered speculative and subject to higher risk of default than investment-grade securities. High yield securities rated below "Caa" by Moody's or "CCC" by S&P and comparable unrated bonds are highly speculative and may be in default of principal and/or interest payments at the time of purchase.

Risks of Foreign Securities

         o Foreign issuer risk. Compared to U.S. companies, less information is generally available to the public about foreign companies. Foreign brokers and issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign stock exchanges and other securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in emerging countries, more volatile than U.S. investments.

         o Currency risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of a Portfolio's securities.

         o Emerging markets risk. Emerging country economies often compare unfavorably with the United States economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain emerging countries have experienced and continue to experience high rates of inflation, sharply eroding the value of their financial assets. An emergency may arise where trading of emerging country securities may cease or may be severely limited or where an emerging country governmental or corporate issuer defaults on its obligations.

              The governments of certain emerging countries impose restrictions or controls that may limit or preclude a Portfolio's investment in certain securities. A Portfolio may need governmental approval for the repatriation of investment income, capital or sales proceeds. An emerging country government may also impose temporary restrictions on the disposition of portfolio securities.

Risks of Mortgage-Related and Asset-Backed Securities

         o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Portfolio may have to reinvest the proceeds from prepayments at lower interest rates. Asset-backed securities are also subject to prepayment risk, to the extent of the average life of the underlying receivables, which generally are shorter than those of mortgages.

         o Extension risk is the risk that the rate of anticipated prepayments of principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security is postponed to a later date. During periods of rapidly rising interest rates, the weighted average maturity of a security may be extended past what was anticipated. The market value of securities with longer maturities tends to be more volatile.


Risks of Distressed Securities

         o Distressed securities include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. A Portfolio may own a significant portion of a company's distressed securities. As a result, the Portfolio may participate actively in the affairs of the company, which may subject the Portfolio to litigation risks or prevent the Portfolio from selling the securities.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

         BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolios. The Adviser was established in 1985 and is located at 383 Madison Avenue, New York, NY 10179. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor")), is a leading U.S. investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at June 30, 2003, of approximately $21.9 billion.

         The Adviser supervises and assists in the overall management of the affairs of the Portfolios, subject to oversight by the Board of Trustees of The Bear Stearns Funds (the "Board").

         For the fiscal year ended March 31, 2003, the Adviser received management fees based on a percentage of the average daily net assets of each Portfolio, after waivers, as shown in the following table.

                       Income Portfolio                               0.00%
                  --------------------------------------------------------------
                       High Yield Portfolio                           0.21%
                  --------------------------------------------------------------

         The Adviser and/or an affiliate, at its own expense, and from its own resources and without reimbursement from the Portfolios, may pay significant amounts to certain persons who provide certain shareholder services or services in connection with the sale or expected sale of shares of the Portfolios, subject to applicable laws and regulations.

Portfolio  Managers

         The following individuals are primarily responsible for the day-to-day management of the Portfolios' investments.

         Income Portfolio

         John W. Geissinger, CFA

         Mr. Geissinger, a Senior Managing Director, joined BSAM in 1998 and is Chief Investment Officer of Fixed Income. Prior to joining BSAM, he served as Managing Director and Head of Investment Grade Fixed Income at Chancellor LGT Asset Management, managing approximately $8.5 billion in institutional fixed income portfolios. From 1986 to 1993, Mr. Geissinger was Senior Vice President and Senior Portfolio Manager at Putnam Investments, responsible for managing retail and institutional fixed income portfolios totaling $3.5 billion. Prior to that, he was Director of Quantitative Fixed Income Research at Aetna Life and Casualty from 1983 to 1986. Mr. Geissinger received a B.S. in Mathematics and Economics from Wake Forest University and an M.B.A. in Statistics from New York University. Mr. Geissinger is a member of the Fixed Income Analyst Society and is a Certified Financial Analyst ("CFA") charterholder.

         Peter E. Mahoney

         Mr. Mahoney, a Managing Director, first joined BSAM in 1987 where he served as the Chairman of the Fixed Income Management and Strategy Committee until his departure in 1994. He rejoined BSAM as a Senior Portfolio Manager in November 1995. Prior to initially joining BSAM, he served as Senior Vice President and Chief Investment Officer at Manhattan Life Insurance Company from 1983 to 1987. Mr. Mahoney received his B.S. from Indiana University and was awarded an M.B.A. from Fairleigh Dickinson University.

         High Yield Portfolio

         Richard A. Buch, CFA

         Mr. Buch, a Managing Director, joined BSAM in 2000 and is responsible for the management of high yield fixed income portfolios. Prior to joining BSAM, he served as Managing Director and Senior Portfolio Manager at Nomura Corporate Research and Asset Management Inc., where he was responsible for the management of high yield portfolios consisting of open-end mutual funds, proprietary funds and separate accounts. From 1990 to 1993, Mr. Buch was Senior Vice President at Kidder Peabody Asset Management, where he was responsible for the credit selection and management of four Collateralized Bond Obligations
         (CBOs). Prior to that, he was an Assistant Vice President at Reliance Insurance, where he was part of a three-person team managing a $2.3 billion high yield portfolio. From 1985 to 1987, Mr. Buch was a Senior Securities Analyst in the Private Placement Group at Teachers Insurance and Annuity Association. Mr. Buch received a B.S. in Management from the State University of New York at Binghamton and an M.B.A. from the Johnson Graduate School of Management at Cornell University. He is a CFA charterholder and a member of the Association for Investment Management and Research.


HOW THE PORTFOLIOS VALUE THEIR SHARES


         The net asset value ("NAV"), multiplied by the number of Portfolio shares you own, gives you the value of your investment. Each Portfolio calculates its share price, called its NAV, each business day as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern time. You may buy, sell or exchange shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Portfolio to affect the NAV materially.

         On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to value its shares at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day.

         Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolios do not price their shares. In this case, the NAV of a Portfolio's shares may change on days when you are not able to buy or sell shares.

         The Portfolios value their investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Adviser pursuant to fair valuation procedures adopted by the Board . The NAV for each class is calculated by adding up the total value of the relevant Portfolio's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

                             Total Assets Less Liabilities
                       NAV = --------------------------------
                             Number of Shares Outstanding

         You can request a Portfolio's NAV by calling 1-800-447-1139, or by visiting our web site, www.bearstearns.com.

INVESTING IN THE PORTFOLIOS


         This section describes the minimum investment requirement for the Portfolios and the procedures for buying, selling or exchanging shares.

How to Buy Shares

         The minimum initial investment is $3,000,000; there is no minimum for subsequent investments. The Portfolios reserve the right to waive the minimum investment for accounts managed by BSAM, and employees of BSAM and its affiliates, and for certain fiduciary trust accounts. You may buy Class Y shares of a Portfolio through your account representative at a broker-dealer with whom the Distributor has entered into a sales agreement (an "Authorized Dealer") or through PFPC, Inc. (also, the "Transfer Agent"), by wire only.

         To buy Class Y shares of a Portfolio by Federal Reserve wire, call the Transfer Agent at 1-800-447-1139 or call your account representative.

         If you do not wire Federal Funds, you must have the wire converted into Federal Funds, which usually takes one business day after receipt of a bank wire. The Transfer Agent will not process your investment until it receives Federal Funds.

         The following procedure will help assure prompt receipt of your Federal Funds wire:

         Call the Transfer Agent at 1-800-447-1139 and provide the following information:

                           Your name
                           Address
                           Telephone number
                           Taxpayer ID number
                           The amount being wired
                           The identity of the bank wiring funds

         The Transfer Agent will then provide you with a Portfolio account number. (If you already have an account, you must also notify the Portfolio before wiring funds.)

         Instruct your bank to wire the specified amount to the Portfolio as follows:

                           PNC Bank, N.A.
                           ABA #031000053
                           Credit Account Number: #85-5102-0143
                           From: Name of Investor
                           Account Number: Your Portfolio account number For the purchase of: Name of Portfolio
                           Amount: Amount to be invested

         You may open an account when placing an initial order by telephone, provided you then submit an Account Information Form by mail. The Transfer Agent will not process your investment until it receives a fully completed and signed Account Information Form.

         The Portfolios and the Transfer Agent each reserve the right to reject any purchase order for any reason.

         On the day of the purchase, call the Transfer Agent at 1-800-447-1139 prior to the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time), to give notice of the purchase and before wiring any funds.

         After contacting the Transfer Agent, contact your financial institution to wire Federal Funds to PFPC Inc. Please refer to the wire instructions indicated above. Funds must be wired the same day that your trade is placed.

How to Sell Shares

         o You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent.

         o When the Portfolios receive your redemption requests in proper form, they will sell your shares at the next determined NAV.

         o The Portfolios will send you payment proceeds generally within seven days after receiving your redemption request.


Redemption Procedures

         Redemption through the Distributor or Authorized Dealers

         Method of Redemption                          Instructions

          In person                      o    Visit your account representative.
                                         o    Specify the name of the Portfolio,
                                              class of shares and the number or
                                              dollar amount of shares that you
                                              wish to sell.

          By telephone                   o    Call your account representative.
                                         o    Specify the name of the Portfolio,
                                              class of shares and the number or
                                              dollar amount of shares that you
                                              wish to sell.

          By mail                        o    Mail your redemption request to
                                              your account representative.
                                         o    Specify the name of the Portfolio,
                                              class of shares and the number or
                                              dollar amount of shares that you
                                              wish to sell.

          By wire                        o    Submit wiring instructions to your
                                              account representative.
                                         o    Specify the name of the Portfolio,
                                              class of shares and the number or
                                              dollar amount of shares that you
                                              wish to sell.

         Redemption  through the Transfer Agent

         Method of Redemption                          Instructions

         By mail                         o    Mail your redemption request to:
                                              PFPC Inc.
                                              Attention: The Bear Stearns Funds
                                              [name of Portfolio]
                                              P.O. Box 9830
                                              Providence, RI 02940-8030

         By telephone                    o    Call the Transfer Agent at
                                              1-800-447-1139.
                                         o    Specify the name of the Portfolio,
                                              class of shares and the number or
                                              dollar amount of shares that you
                                              wish to sell.

Additional Information About Redemptions

         o Wiring redemption proceeds. Upon request, the Portfolios will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.

         o Medallion Signature Guarantees. If your redemption proceeds exceed $100,000; you instruct the Portfolios to send the proceeds to someone other than the record owner at the record address; or you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any domestic bank or trust company, broker, dealer, clearing agency or savings association that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized Medallion Programs are the:

                  o    Securities Transfer Agents Medallion Program (STAMP);

                  o    Stock Exchange Medallion Program (SEMP); and

                  o    NYSE Medallion Signature Program (MSP).

         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

         o Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolios nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

         o Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative or the Transfer Agent by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

         o Automatic redemption; redemption in-kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Portfolios may automatically liquidate your account and send you the proceeds. The Portfolios will send you a notice at least 60 days before doing this. To the extent permitted under applicable law, the Portfolios also reserve the right to redeem your shares "in-kind." For example, if you sell a large number of shares and the Portfolios are unable to sell securities to raise cash, the Portfolios may send you a share of actual portfolio securities. Call the Transfer Agent for details.

         o Redemption fees. Each Portfolio will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares 60 days or less after you purchase them. The redemption fee is paid directly to the relevant Portfolio, and is designed to offset market impact and other costs associated with short-term trading. The redemption fee represents an estimate of the costs that a Portfolio would incur in connection with the purchase or sale of portfolio securities associated with an investor's redemption or exchange. These costs include transfer agency costs, brokerage costs (including dealer "bid-asked" spreads) and market impact costs (i.e., the increase or decrease in market prices that may result when a Portfolio purchases or sells thinly-traded securities or purchases or sells a large amount of securities).

              The redemption fee is neither a sales load nor a CDSC. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to redemption fees. For purposes of determining whether the redemption fee applies, the shares that you have held the longest will be redeemed first. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability. The Portfolios may waive this fee under certain circumstances, including wrap fee programs that are prohibited from assessing charges upon redemption or exchange of shares offered through the programs. Please see the SAI for details.

         o Small account transaction fee. If you have less than $500 in your account , the Portfolios reserve the right to deduct a small account transaction fee of $12.00 ("Transaction Fee") from your account balance. The Transaction Fee may not apply to redemptions on certain accounts, such as wrap accounts, retirement plans or other broker controlled accounts.

         o Suspension of the right of redemption. A Portfolio may suspend your right to redeem your shares under any of the following circumstances:

                   --       during non-routine closings of the NYSE;

                   -- when the Securities and Exchange Commission ("SEC") determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Portfolio's securities; or

                   -- when the SEC orders a suspension to protect the Portfolio's shareholders.

Exchanges


         You may exchange Class Y shares of one Portfolio for Class Y shares of any other Portfolio or shares of the Money Market Portfolio of The RBB Fund, Inc. (You may obtain more information about other Portfolios by calling the Transfer Agent at 1-800-447-1139.)

         The Portfolios do not currently charge a fee for exchanges, although this policy may change in the future.

         Exchange procedures. To exchange your shares, you must give exchange instructions to your account representative or the Transfer Agent in writing or by telephone.

         Exchange policies. When exchanging your shares, please keep in mind:

         o An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

         o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to your account representative or the Transfer Agent in writing, which will cause a delay.

         o The shares you exchange must have a value of at least $250 (except in the case of certain retirement plans). If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

         o Before you exchange your shares, you must review a copy of the current prospectus of the Portfolio that you would like to buy.

         o Your exchange request may not be accepted if the Portfolios determine that your exchange would be detrimental to the interests of a Portfolio's shareholders. The Portfolios specifically reserve the right to refuse your request if it is part of multiple purchase or exchange requests that the Portfolios, in their sole discretion, deem to involve excessive trading or to be part of a market timing strategy, since these types of trading practices may require a Portfolio to sell securities at a disadvantageous time or price. In making this determination, the Portfolios may consider, among other things, orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your securities dealer or service agent. The Portfolios may modify or terminate the exchange option at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         If you buy shares of a Portfolio shortly before it declares a dividend or a distribution, a portion of your investment in the Portfolio may be returned to you in the form of a taxable distribution.

Distributions

         The Portfolios pass along your share of their investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Portfolio.

         Ordinarily, each Portfolio declares dividends from its net investment income daily and pays them monthly. The Portfolios will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.

         You can receive dividends or distributions in one of the following ways:

         o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of your Portfolio. If you do not indicate another choice on your Account Information Form, you will receive your distributions this way.

         o Cash. The Portfolios will send you a check no later than seven days after the payable date.

         o Partial reinvestment. The Portfolios will automatically reinvest your dividends in additional shares of your Portfolio and pay your capital gain distributions to you in cash. Or, the Portfolios will automatically reinvest your capital gain distributions and send you your dividends in cash.

         o Directed dividends. You can automatically reinvest your dividends and distributions in the Class Y shares of another Portfolio or the Money Market Portfolio of The RBB Fund, Inc. You may not use this service to establish a new account.

         o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.

         You may choose your distribution method on your original Account Information Form. If you would like to change the option you selected, please call your account representative or the Transfer Agent at 1-800-447-1139.

Taxes

         Each Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. Depending on the type of account in which the shares are held and the nature of the shareholder, a shareholder may be taxed on distributions received from a Portfolio. It is important for you to be aware of the following information about the tax treatment of your investment.

         o Distributions from a Portfolio's long-term capital gains are taxable as long-term capital gains. All or a portion of the qualified dividends received by non-corporate shareholders may be taxable as long-term capital gains. Non-qualified dividends and dividends received by corporate shareholders are taxable as ordinary income.

         o Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

         o Dividends from the Portfolios that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Portfolio.

         o Certain dividends and distributions paid to you in January will be taxable as if they had been paid to you the previous December.

         o The Portfolios will mail you tax statements every January showing the amounts and tax status of distributions you received.

         o When you sell (redeem) or exchange shares of a Portfolio, you must recognize any gain or loss.

         o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

         o You should review the more detailed discussion of federal income tax considerations in the SAI.

         The Portfolios provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Portfolio.

ADDITIONAL INFORMATION

Performance

         The Portfolios, the Distributor, the Adviser and certain financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare a Portfolio's performance to the performance of various indices and investments for which reliable performance data is available. These entities and publications may also compare a Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc.

Shareholder Communications

         The Portfolios may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Portfolios send these documents to each shareholder individually by calling 1-800-447-1139.

         Electronic copies of financial reports and prospectuses may be available at the Bear Stearns web site. To participate in the Bear Stearns electronic delivery program, call 1-800-447-1139 or visit the Bear Stearns web site for more information. Electronic copies of these documents may also be available through your Authorized Dealer.

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                                                                              27

Financial Highlights -- Income Portfolio


         The financial highlights table is intended to help you understand the financial performance of the Income Portfolio over the past five years. This information reflects financial results for a single share of the Income Portfolio. The total returns in the table represent the rate that an investor would have gained on an investment in the Income Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Income Portfolio's financial statements, are included in the Income Portfolio's annual report, which is available by calling 1-800-447-1139.

                                                            Net Asset       Net        Net Realized       Dividends    Distributions
                                                              Value,     Investment    and Unrealized     from Net       from Net
                                                            Beginning     Income*(1)    Gain/(Loss) on    Investment     Realized
                                                             of Year                   Investments*(2)      Income     Capital Gains
         --------------------------------------------------------------------------------------------------------------------------
         Class Y
               For the fiscal year ended March 31, 2003      $11.84        $0.48           $0.72          $(0.52)        $(0.03)
         --------------------------------------------------------------------------------------------------------------------------
               For the fiscal year ended March 31, 2002       11.99         0.64           (0.15)          (0.64)         --
         --------------------------------------------------------------------------------------------------------------------------
               For the fiscal year ended March 31, 2001       11.53         0.77            0.46           (0.77)         --
         --------------------------------------------------------------------------------------------------------------------------
               For the fiscal year ended March 31, 2000       12.15         0.74           (0.62)          (0.74)         --
         --------------------------------------------------------------------------------------------------------------------------
               For the fiscal year ended March 31, 1999       12.37         0.78           (0.03)          (0.78)         (0.19)
         --------------------------------------------------------------------------------------------------------------------------

         * Calculated based on average settled shares outstanding during the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

        (1)    Reflects waivers and related reimbursements.

        (2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective years.

Financial Highlights -- Income Portfolio



                                                                                           Increase/(Decrease)
                                                                                              Reflected in
                                                                       Ratio of  Net        Expense and  Net
      Net Asset                       Net  Assets,       Ratio of       Investment          Investment  Income
        Value,           Total        End of  Year      Expenses To     Income to             Ratios Due to
        End of        Investment        (000's         Average Net        Average Net       Waivers and Related         Portfolio
         Year          Return(3)        omitted)        Assets(1)         Assets(1)            Reimbursements        Turnover Rate
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
       $12.49           10.35%         $28,307             0.45%             3.94%               0.71%                  161.09%
-----------------------------------------------------------------------------------------------------------------------------------
        11.84            4.22           12,884             0.45              5.35                1.45                   240.84
-----------------------------------------------------------------------------------------------------------------------------------
        11.99           11.07            8,321             0.45              6.52                2.48                   174.46
-----------------------------------------------------------------------------------------------------------------------------------
        11.53            1.13            4,763             0.45              6.36                3.13                   158.47
-----------------------------------------------------------------------------------------------------------------------------------
        12.15            6.13            4,406             0.45              6.27                3.23                   107.21
-----------------------------------------------------------------------------------------------------------------------------------

       (3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights -- High Yield Total Return Portfolio


         The financial highlights table is intended to help you understand the financial performance of the High Yield Total Return Portfolio since inception (July 11, 2001). This information reflects financial results for a single share of the High Yield Total Return Portfolio. The total return in the table represents the rate that an investor would have gained on an investment in the High Yield Total Return Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the High Yield Total Return Portfolio's financial statements, are included in the High Yield Total Return Portfolio's annual report, which is available by calling 1-800-447-1139.


                                          Net Asset       Net       Net Realized      Dividends    Distributions
                                            Value,     Investment   and Unrealized     from Net       from Net
                                          Beginning                    Loss on        Investment      Realized     Net Asset Value,
                                          of Period    Income*(1)   Investments*(2)    Income      Capital Gains    End of Period
    --------------------------------------------------------------------------------------------------------------------------------
    Class Y
          For the fiscal year ended
          March 31, 2003                    $8.36        $0.68        $(0.24)         $(0.69)          --             $8.11
    --------------------------------------------------------------------------------------------------------------------------------
          For the period July 11, 2001**
          through March 31, 2002             8.46         0.53         (0.10)          (0.53)          --             8.36
    --------------------------------------------------------------------------------------------------------------------------------

         * Calculated based on average settled shares outstanding during the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

         **    Commencement of initial public offering.

         (1)   Reflects waivers and related reimbursements.

         (2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating NAVs during the respective periods.

Financial Highlights -- High Yield Total Return Portfolio



                                                                            Increase/(Decrease)
                                                                              Reflected in
                                                           Ratio of  Net     Expense and  Net
                           Net  Assets,      Ratio of       Investment     Investment  Income
            Total         End of  Period   Expenses  To     Income to         Ratios Due to
          Investment          (000's       Average  Net    Average  Net     Waivers and Related      Portfolio
           Return(3          omitted)        Assets(1)       Assets(1)        Reimbursements      Turnover  Rate
----------------------------------------------------------------------------------------------------------------
Class Y
           5.69%            $23,293           0.65%          8.55%               0.39%                103.22%
----------------------------------------------------------------------------------------------------------------
           4.99(4)           16,862           0.65(5)        8.67(4)(5)          0.49(4)(5)           212.94
----------------------------------------------------------------------------------------------------------------


       (3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return is not annualized.

       (4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.

       (5)    Annualized.

The
Bear Stearns
Funds


383 Madison Avenue
New York, NY 10179

1-800-447-1139




DISTRIBUTOR                                           TRANSFER & DIVIDEND
Bear, Stearns & Co. Inc.                              DISBURSEMENT AGENT
383  Madison Avenue                                   PFPC Inc.
New York, NY 10179                                    Bellevue Corporate Center
                                                      400 Bellevue Parkway
                                                      Wilmington, DE 19809

INVESTMENT ADVISER
Bear Stearns Asset Management Inc.
383 Madison Avenue                                    COUNSEL
New York, NY 10179                                    Kramer Levin Naftalis
                                                      & Frankel LLP
                                                      919 Third Avenue
                                                      New York, NY 10022

ADMINISTRATOR
Bear Stearns Funds Management Inc.
383 Madison Avenue                                    INDEPENDENT AUDITORS
New York, NY 10179                                    Deloitte & Touche LLP
                                                      Two World Financial Center
                                                      New York, NY 10281

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

         Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

         Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Portfolio's investments, including a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

     o     To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about a Portfolio, you may call or write:

                              PFPC Inc.
                              Attention: The Bear Stearns Funds
                              P.O. Box 9830
                              Providence, RI 02940-8030
                              Telephone: 1-800-447-1139


          o       You may obtain copies of the SAI or financial reports:

                  o for free by calling or writing broker-dealers or other financial intermediaries that sell a Portfolio's shares;

                  o upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102; or

                  o for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.

            o You may review and copy information about the Portfolios (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 to obtain information on the operation of the SEC's Public Reference Room.

         Investment Company Act File No. 811-8798








                                                                    BSF-P-018-07

                 The
                 Bear Stearns
                 Funds

                 Prospectus Dated

                 August 1,  2003


                 Prime Money Market Portfolio

                    Class Y Shares





                    This Prospectus provides important information about the Portfolio that you should know before investing. Please read it carefully and keep it for future reference.

                    The Securities and Exchange Commission has not approved the Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.






The Bear Stearns Funds o 383 Madison Avenue, New York, NY 10179 o 1-800-447-1139

            Table of Contents
.......................................................................


            Risk/Return Summary
            .................................................................1
            Investments
            .................................................................6
            Risk Factors
            .................................................................7
            Management of the Portfolio
            .................................................................9
            How the Portfolio Values Its Shares
            .................................................................9
            Investing in the Portfolio
            .................................................................9
               How to Buy Shares

               How to Sell Shares

            Dividends, Distributions and Taxes
            ................................................................14
            Additional Information
            ................................................................16
            Financial Highlights
            ................................................................17


               The Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company.


               It is important to keep in mind that mutual fund shares are:

                  o     not deposits or obligations of any bank;
                  o     not insured by the Federal Deposit Insurance
                        Corporation;
                  o subject to investment risk, including possible loss of the money invested.

Prime Money Market Portfolio
...............................................................................
RISK/RETURN SUMMARY

Investment Objective

      Liquidity and current income consistent with stability of principal.

Principal Strategies

      In pursuing its investment objective, the Prime Money Market Portfolio (the "Portfolio") will invest in a broad range of U.S. dollar-denominated short-term instruments, including:

      o     U.S. government obligations;

      o Commercial paper, notes, certificates of deposit, banker's acceptances;

      o     Repurchase agreements;

      o     Floating and variable rate securities;

      o Time deposits and instruments issued or backed by U.S. or foreign banks or savings institutions with total assets of at least $1 billion at the time of purchase; and

      o     U.S. dollar-denominated foreign securities.

      Quality. The Portfolio will invest in securities rated by at least two nationally recognized statistical rating organizations ("NRSROs"), including Standard & Poor's ("S&P") and Moody's Investors Service ("Moody's"), or by one NRSRO if only that NRSRO has rated the security at the time that the Portfolio acquires it. For a discussion of the ratings categories of various NRSROs, see the Appendix to the Statement of Additional Information (the "SAI").

      The Portfolio will limit its portfolio investments to:

      o securities that are rated at the time of acquisition in one of an NRSRO's two highest short-term rating categories;

      o securities of issuers whose other short-term debt securities are so rated; and

      o unrated securities that are deemed to be of comparable quality by Bear Stearns Asset Management Inc., the Portfolio's investment adviser ("BSAM" or the "Adviser").

      The Board has established policies to ensure that the Portfolio invests in high-quality, liquid instruments.

      Maturity. The Portfolio is required to maintain a weighted average maturity that does not exceed 90 days. In order to maintain its current AAA ratings (AAAm by S&P and AAA by Moody's), the Portfolio maintains a weighted average maturity of 60 days or less. The Portfolio may acquire individual investments with remaining maturities ranging from one day to 397 days. Floating and variable rate instruments are considered to be within the maturity range described above despite having nominal remaining maturities greater than 397 days, because of their floating rate or reset features. For a description of floating and variable rate securities, see "Investments" in this Prospectus.



                                                Prime Money Market Portfolio   1

Principal Risks

      The Portfolio is subject to the following principal risks, certain of which are more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the Portfolio's net asset value, yield and/or total return:

      o Short-term interest rates may decline, causing the Portfolio to invest assets at lower rates.

      o Rapidly rising short-term interest rates, a drop in the price of floating or variable rate securities or an issuer's default may cause the Portfolio's share price to decline below $1.00.

      o High-quality, U.S. dollar-denominated foreign money market instruments may experience more volatility than their domestic counterparts, in part because of sovereign credit risk or the risk that a foreign issuer may not be able to obtain U.S. dollars to repay its obligations.

      An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Who May Want to Invest in the Portfolio

      The Portfolio may be appropriate for investors who:

            o     want current income;

            o     are seeking preservation of capital.

      The Portfolio may not be appropriate for investors who:

            o     want potential growth over time;

            o are not willing to accept lower potential returns in return for preservation of capital.



2   Prime Money Market Portfolio

Performance

      The bar chart and table below illustrate the risks of investing in the Portfolio by showing changes in the performance of its Class Y shares for various time periods ended December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

             Prime Money Market Portfolio Annual Total Return (%)(1)

                                1998       5.55
                                1999       5.14
                                2000       6.42
                                2001       4.09
                                2002       1.76

      Past performance is not necessarily an indication of future results.

      (1) The Portfolio's year-to-date return as of June 30, 2003 was 0.58%.

      During the period shown in the bar chart, the highest quarterly return was 1.64% (for the quarter ended September 30, 2000) and the lowest quarterly return was 0.38% (for the quarter ended December 31, 2002).

      The table shows the average annual total returns for Class Y shares of the Portfolio for one year, five years and since the date of inception.

            Average Annual Total Returns
            (for the periods ended December                    Since Inception
            31,  2002)                       1 Year  5 Years   July  14, 1997
         -----------------------------------------------------------------------
            Class Y                           1.76%  4.58%         4.68%
         -----------------------------------------------------------------------

      The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Portfolio and the Portfolio continued to earn the same average net interest income from the last seven days of the reporting period throughout the year. The Portfolio's seven-day yield as of December 31, 2002 was 1.30%.

      The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded. The Portfolio's seven-day effective yield as of December 31, 2002 was 1.31%.

      For the Portfolio's current seven-day yield and seven-day effective yield, call 1-800-766-4111.



                                                Prime Money Market Portfolio   3

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

            Shareholder Fees (paid directly from
            your investment)(1)                                  Class Y
          --------------------------------------------------------------------
            Maximum sales charge (load) imposed on purchases
            (as a percentage of offering price)                    None
          --------------------------------------------------------------------
            Maximum deferred sales charge (load)
            (as a  percentage  of the lower of purchase or sale
            price)                                                 None
          --------------------------------------------------------------------
            Sales charge imposed on reinvested dividends           None
          --------------------------------------------------------------------
            Redemption fees(2)                                     None
          --------------------------------------------------------------------
            Annual Portfolio Operating Expenses
            (expenses that are deducted from Portfolio assets)
          --------------------------------------------------------------------
            Management Fees                                        0.20%
          --------------------------------------------------------------------
            Distribution (12b-1) Fees                              0.00%
          --------------------------------------------------------------------
            Other Expenses                                         0.09%
                                                                   -----
          --------------------------------------------------------------------
            Total Annual Portfolio Operating Expenses              0.29%
                                                                   -----
          --------------------------------------------------------------------
            Fee Waiver                                            (0.09)%
                                                                   -----
          --------------------------------------------------------------------
            Net  Expenses(3)                                       0.20%
                                                                   -----
          --------------------------------------------------------------------

          (1) A broker or agent may charge additional fees on the purchase or sale of Portfolio shares.

          (2) There is a transaction fee of $7.50 for wiring redemption proceeds.

          (3) The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2005, so that the Portfolio's net expenses do not exceed the amount indicated above.


4   Prime Money Market Portfolio

Example

      This Example illustrates the cost of investing in the Portfolio over various time periods. It is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that:

            o     you invest $10,000 in the Portfolio;

            o     your investment returns 5% each year;

            o     the Portfolio's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year      3 Years   5 Years      10 Years
            --------------------------------------------------------------------
                 Class Y           $20         $75      $144         $350
            --------------------------------------------------------------------

            * This Example assumes that net portfolio operating expenses will equal 0.20% until July 31, 2005 and thereafter will equal 0.29%.


                                                Prime Money Market Portfolio   5

INVESTMENTS

      The Portfolio may invest in the following instruments to achieve its investment objective.

            o Floating and variable rate securities. The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). Upon adjustment, the market value of a floating or variable rate security can reasonably be expected to equal its amortized cost. Some of these securities may be illiquid.

            o Repurchase agreements are a type of secured lending and typically involve the acquisition of debt securities from a financial institution, such as a bank, savings and loan association or broker-dealer, which then agrees to repurchase the security at a specified resale price on a specified future date (ordinarily one week or less). The difference between the purchase and resale prices generally reflects the market interest rate for the term of the agreement.

            o Reverse repurchase agreements. The Portfolio may borrow funds for temporary purposes by entering into reverse repurchase agreements in which the Portfolio would sell securities to financial institutions and agree to repurchase them at an agreed upon date and price. The Portfolio may enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions. Reverse repurchase agreements involve the risk that the market value of the securities that the Portfolio sold may decline below the price of the securities the Portfolio must repurchase.

            o Treasury STRIPS. The principal and interest components of U.S. Treasury bonds may be separated and traded independently under the federal Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. The resulting securities pay no interest and are sold at a discount to face value. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

            o U.S. government obligations are bills, notes and bonds issued or guaranteed by the U.S. government (including Treasury STRIPS, described above), its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality.

            o Funding agreements. The Portfolio may invest in funding agreements (sometimes referred to as Guaranteed Interest Contracts or "GICs") of insurance companies. In such cases, the Portfolio contributes cash to a deposit fund of the insurance company's general account, and the insurance company then credits the Portfolio, on a monthly basis, guaranteed interest that is based on an index. All funding agreements will provide that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Portfolio which are not readily marketable, will not exceed 10% of the Portfolio's net assets. In determining dollar-weighted average portfolio maturity, all funding agreements will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

            o When-issued securities and forward commitments. When-issued transactions arise when securities are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield. In a forward commitment transaction, a buyer agrees to purchase securities for a fixed price at a future date beyond customary settlement time. A purchaser may enter into offsetting contracts for the forward sale of other securities that it owns.

Other Investment Strategies

            o Temporary defensive measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means the Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause the Portfolio to fail to meet its investment objective. For temporary defensive purposes, the Portfolio may hold cash (U.S. dollars).

            The SAI describes the Portfolio's investment strategies in more detail.

RISK FACTORS

      As with all mutual funds, investing in the Portfolio involves certain risks. There is no guarantee that the Portfolio will meet its investment objective. There is never any assurance that the Portfolio will perform as it has in the past.

      The Portfolio may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolio is subject to certain limitations and restrictions on its investments, which are also described in the SAI.

      The Portfolio is subject to the following principal risks.

General Risks

            o Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security or a particular sector.

            o Management risk is the risk that the portfolio manager's investment strategy may not produce the intended results. Management risk also involves the possibility that the portfolio manager fails to execute an investment strategy effectively.

            o $1.00 net asset value risk. In order to maintain a $1.00 per-share net asset value, the Portfolio could reduce the number of its outstanding shares. The Portfolio could do this if there were a default on, or significant decline in value of, an investment held by the Portfolio. If this happened, you would own fewer shares.

Risks of Debt Securities

            o Income risk. Declines in the general level of short-term interest rates could obligate the Portfolio to make new investments in securities that offer a lower rate of interest than older securities.

            o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by the Portfolio's debt securities. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

            o Adjustable rate security risk. The market price of an adjustable rate security may fall for various reasons, including the following:

                  -- The relationship among interest rates across a range of maturities (often referred to as the "yield curve") changes.

                  --    Investors demand higher risk premiums.

                  --    Investors believe that interest rates will rise.

                  -- The supply of securities associated with the relevant benchmark interest rate or index exceeds the demand.

            An adjustable rate security's market price will decline if one or more of these factors causes the interest rate of newly issued adjustable rate securities to be set at a higher level than that paid by the older security.

Risks of Foreign Securities

            o Foreign issuer risk. Compared to U.S. companies, less information is generally available to the public about foreign companies. Foreign brokers and issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments more volatile than U.S. investments.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

      BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolio. The Adviser was established in 1985 and is located at 383 Madison Avenue, New York, NY 10179. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor")), is a leading U.S. investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at June 30, 2003 of approximately $21.9 billion.

      The Adviser supervises and assists in the overall management of the affairs of the Portfolio, subject to oversight by the Board of Trustees of The Bear Stearns Funds (the "Board").

      For the fiscal year ended March 31, 2003, the Adviser received management fees based on a percentage of the average daily net assets of the Portfolio at the rate of 0.11%.

      The Adviser and/or an affiliate, at its own expense, and from its own resources and without reimbursement from the Portfolio, may pay significant amounts to certain persons who provide certain shareholder services or services in connection with the sale or expected sale of shares of the Portfolio, subject to applicable laws and regulations.


HOW THE PORTFOLIO VALUES ITS SHARES

      The net asset value ("NAV"), multiplied by the number of Portfolio shares you own, gives you the value of your investment. The Portfolio normally calculates its share price, called its NAV, each business day at 1:00 p.m. Eastern time and 4:00 p.m. Eastern time. You may buy or sell shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which The New York Stock Exchange, Inc. ("NYSE") and the Federal Reserve Bank of New York are open.

      On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to value its shares at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day.

      During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will calculate its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please call us at 1-800-447-1139.

      The Portfolio seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. The Portfolio uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.


INVESTING IN THE PORTFOLIO

      This section describes the minimum investment requirement for the Portfolio and the procedures for buying or selling shares.

How to Buy Shares


      The minimum initial investment is $1,000,000; there is no minimum for subsequent investments. You may buy Class Y shares of the Portfolio through your account representative at a broker-dealer with whom the Distributor has entered into a sales agreement (an "Authorized Dealer") or through PFPC Inc. (also, the "Transfer Agent"); by wire only.


      To buy Class Y shares of the Portfolio by Federal Reserve wire, call the Transfer Agent at 1-800-447-1139 or call your account representative.

      Orders for shares of the Portfolio received before 1:00 p.m. Eastern time on a business day will be executed at 1:00 p.m. Eastern time. Orders for shares of the Portfolio received between 1:00 p.m. and 4:00 p.m. Eastern time will be executed at 4:00 p.m. Eastern time. Orders received after 4:00 p.m. will be executed at the next-determined NAV. Under certain circumstances, the Portfolio may reject large orders placed after 1:00 p.m. Eastern time.

      If you do not wire Federal Funds, you must have the wire converted into Federal Funds, which usually takes one business day after receipt of a bank wire. The Transfer Agent will not process your investment until it receives Federal Funds.

      The following procedure will help assure prompt receipt of your Federal Funds wire:

Call the Transfer Agent at 1-800-447-1139 and provide the following information:

                  Your name
                  Address
                  Telephone number
                  Taxpayer ID number
                  The amount being wired
                  The identity of the bank wiring funds

      The Transfer Agent will then provide you with a Portfolio account number. (If you already have an account, you must also notify the Portfolio before wiring funds.)

Instruct your bank to wire the specified amount to the Portfolio as follows:

                  PNC Bank, N.A.
                  ABA #031000053
                  Credit Account Number: #85-5102-0143
                  From: Name of Investor
                  Account Number: Your Portfolio account number
                  For Purchase of Prime Money Market Portfolio
                  Amount: Amount to be invested

      You may open an account when placing an initial order by telephone, provided you then submit an Account Information Form by mail. The Transfer Agent will not process your investment until it receives a fully completed and signed Account Information Form.

      The Portfolio and the Transfer Agent each reserves the right to reject any purchase order for any reason.

      To ensure that transactions are completed as requested, investors are encouraged to give the Transfer Agent a firm indication of the approximate size of the intended investment before 12:30 p.m. Eastern time for purchases to be executed at 1:00 p.m., or before 3:30 p.m. Eastern time for purchases to be executed at 4:00 p.m.

      On the day of the purchase, call the Transfer Agent at 1-800-447-1139 prior to 4:00 p.m. Eastern time, to give notice of the purchase and before wiring any funds.

      After contacting the Transfer Agent, contact your financial institution to wire Federal Funds to PFPC Inc. Please refer to the wire instructions indicated above. Funds must be wired the same day that your trade is placed.

How to Sell Shares

      o You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent.

      o When the Portfolio receives your redemption request in proper form, it will sell your shares at the next determined NAV.

      o Normally, the Portfolio will send your redemption proceeds in Federal Funds on the same day on which it receives your redemption request, provided the Portfolio receives your request before 1:00 p.m. Eastern time (or such earlier time as described above in "How the Portfolio Values Its Shares").

      o If the Portfolio receives your redemption request between 1:00 p.m. Eastern time and 4:00 p.m. Eastern time, normally it will send your redemption proceeds in Federal Funds on the same day, but not later than the next business day (or such earlier time as described above in "How the Portfolio Values Its Shares").


Redemption Procedures

      Redemption through the Distributor or Authorized Dealers

        Method of Redemption                        Instructions

            In person                o  Visit your account representative.
                                     o  Specify the name of the Portfolio, class
                                        of shares and the number or dollar
                                        amount of shares that you wish to sell.

           By telephone             o  Call your account representative.
                                     o  Specify the name of the Portfolio,
                                        class of shares and the number or
                                        dollar amount of shares that you wish
                                        to sell.

            By mail                  o  Mail your redemption request to your
                                        account representative.
                                     o  Specify the name of the Portfolio, class
                                        of shares and the number or dollar
                                        amount of shares that you wish to sell.

            By wire                  o  Submit wiring instructions to your
                                        account representative.
                                     o  Specify the name of the Portfolio, class
                                        of shares and the number or dollar
                                        amount of shares that you wish to sell.

      Redemption through the Transfer Agent

            By mail                  o  Mail your redemption request to:
                                           PFPC Inc.
                                           Attention: The Bear Stearns Funds
                                           Prime Money Market Portfolio
                                           P.O. Box  9830
                                           Providence, RI 02940-8030

            By telephone             o  Call the Transfer Agent at
                                        1-800-447-1139
                                     o  Specify the name of the Portfolio,
                                        class of shares and the number or
                                        dollar amount of shares that you wish
                                        to sell.


Additional Information About Redemptions

      o Wiring redemption proceeds. Upon request, the Portfolio will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.

      o Medallion Signature Guarantees. If your redemption proceeds exceed $100,000; you instruct the Portfolio to send the proceeds to someone other than the record owner at the record address; or you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any domestic bank or trust company, broker, dealer, clearing agency or savings association that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized Medallion Programs are the:

                 o     Securities Transfer Agents Medallion Program (STAMP);

                 o     Stock Exchange Medallion Program (SEMP); and

                 o     NYSE Medallion Signature Program (MSP).


            If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

      o Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolio nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

      o Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative or the Transfer Agent by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

      o Automatic redemption; redemption in-kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Portfolio may automatically liquidate your account and send you the proceeds. The Portfolio will send you a notice at least 60 days before doing this. The Portfolio also reserves the right to redeem your shares "in-kind." For example, if you sell a large number of shares and the Portfolio is unable to sell securities to raise cash, the Portfolio may send you a combination of cash and a share of actual portfolio securities. Call the Transfer Agent for details.

      o Small account transaction fee. If you have less than $500 in your account , the Portfolio reserves the right to deduct a small account transaction fee of $12.00 ("Transaction Fee") from your account balance. The Transaction Fee may not apply to redemptions on certain accounts, such as wrap accounts, retirement plans or other broker controlled accounts.

      o Suspension of the right of redemption or the Portfolio's obligation to send redemption proceeds on the same day. The Portfolio may suspend your right to redeem your shares, or its obligation to send your proceeds on the same day it receives your request to redeem your shares, under any of the following circumstances:

            --    during non-routine closings of the NYSE;

            -- when the Securities and Exchange Commission ("SEC") determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Portfolio's securities; or
            -- when the SEC orders a suspension of the right of redemption to protect the Portfolio's shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions

      The Portfolio passes along your share of its investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Portfolio.

      Ordinarily, the Portfolio declares dividends from its net investment income daily and pays them monthly. The Portfolio will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.

      You can receive dividends or distributions in one of the following ways:

            o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Portfolio. If you do not indicate another choice on your Account Information Form, you will receive your distributions this way.

            o Cash. The Portfolio will send you a check no later than seven days after the payable date.

            o Partial reinvestment. The Portfolio will automatically reinvest your dividends in additional shares of the Portfolio and pay your capital gain distributions to you in cash. Or, the Portfolio will automatically reinvest your capital gain distributions and send you your dividends in cash.

            o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.

            o You may choose your distribution method on your original Account Information Form. If you would like to change the option you selected, please call your account representative or the Transfer Agent at 1-800-447-1139.


Taxes

      The Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. Depending on the type of account in which the shares are held and the nature of the shareholder, a shareholder may be taxed on distributions received from a Portfolio. It is important for you to be aware of the following information about the tax treatment of your investment.

            o Ordinary dividends from the Portfolio are taxable as ordinary income; distributions from the Portfolio's long-term capital gains, if any, are taxable as long-term capital gains.

            o Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

            o Dividends from the Portfolio that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Portfolio.

            o Certain dividends and distributions paid to you in January will be taxable as if they had been paid to you the previous December.

            o The Portfolio will mail you tax statements every January showing the amounts and tax status of distributions you received.

            o When you sell (redeem) shares of the Portfolio, you must recognize any gain or loss. However, as long as the Portfolio's NAV does not deviate from $1.00, there will be no gain or loss.

            o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

            o You should review the more detailed discussion of federal income tax considerations in the SAI.

      The Portfolio provides this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in the Portfolio.

ADDITIONAL INFORMATION

Performance

      The Portfolio, the Distributor, the Adviser and certain financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare the Portfolio's performance to the performance of various indices and investments for which reliable performance data is available. These entities and publications may also compare the Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as iMoneyNet, Inc. and Lipper Inc.


Shareholder Communications

      The Portfolio may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Portfolio send these documents to each shareholder individually by calling 1-800-447-1139.

      Electronic copies of financial reports and prospectuses may be available at the Bear Stearns web site. To participate in the Bear Stearns electronic delivery program, call 1-800-447-1139 or visit the Bear Stearns web site for more information. Electronic copies of these documents may also be available through your Authorized Dealer.

Financial Highlights  -- Prime Money Market Portfolio

      The financial highlights table is intended to help you understand the financial performance of the Portfolio for the past five years. This information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have gained on an investment in the Portfolio (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available by calling 1-800-447-1139.


   ------------------------------------------------------------------------------------

                                         For the Fiscal Years Ended March 31,
   ------------------------------------------------------------------------------------
                                     2003     2002       2001       2000       1999
   ------------------------------------------------------------------------------------
   Per Share Operating Performance

      Net asset value, beginning
      of  year                        $1.0000  $1.0000   $1.0000     $1.0000  $1.0000
   ------------------------------------------------------------------------------------
      Net investment income (1)        0.0158   0.0308    0.0622      0.0526   0.0524
   ------------------------------------------------------------------------------------
      Net increase in net
      assets resulting from
      operations                       0.0158   0.0308    0.0622      0.0526   0.0524
   ------------------------------------------------------------------------------------
      Dividends to shareholders
      from net investment income     (0.0158) (0.0308)  (0.0622)    (0.0526) (0.0524)
   ------------------------------------------------------------------------------------
      Net asset value, end of       $1.0000  $1.0000   $1.0000     $1.0000  $1.0000
      year
   ------------------------------------------------------------------------------------
      Total investment return (2)     1.59%    3.13%     6.40%       5.39%    5.37%
   ------------------------------------------------------------------------------------
      Ratios/Supplemental Data
      Net assets, end of  year
      (000's omitted)             $2,421,568 $2,637,721  $1,963,646  $913,907 $386,201
   ------------------------------------------------------------------------------------
      Ratio of expenses to
      average net assets (1)           0.20%    0.20%     0.20%       0.20%   0.20%
   ------------------------------------------------------------------------------------
      Ratio of net investment
      income to average net
      assets (1)                       1.57%    2.95%     6.15%       5.36%    5.24%
   ------------------------------------------------------------------------------------
      Increase/(decrease)
      reflected in above expense
      and net investment income
      ratios due to waivers and
      related reimbursements          0.09%   0.10%     0.13%       0.17%    0.25%
   ------------------------------------------------------------------------------------

   (1)   Reflects waivers and related reimbursements.

   (2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends.

The
Bear Stearns
Funds

383 Madison Avenue
New York, NY 10179
1-800-447-1139


                                         TRANSFER & DIVIDEND
DISTRIBUTOR                              DISBURSEMENT AGENT
Bear, Stearns & Co. Inc.                 PFPC Inc.
383 Madison Avenue                       Bellevue Corporate Center
New York, NY 10179                       400 Bellevue Parkway
                                         Wilmington, DE 19809

INVESTMENT ADVISER                       COUNSEL
Bear Stearns Asset Management Inc.       Kramer Levin Naftalis & Frankel LLP
383 Madison Avenue                       919 Third Avenue
New York, NY 10179                       New York, NY 10022

                                         INDEPENDENT AUDITORS
ADMINISTRATOR                            Deloitte & Touche LLP
Bear Stearns Funds Management Inc.       Two World Financial Center
383 Madison Avenue                       New York, NY 10281
New York, NY 10179

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

      Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

      Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about the Portfolio's investments, including a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

    o To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about the Portfolio, you may call or write:

                              PFPC Inc.
                              Attention: The Bear Stearns Funds
                              P.O. Box 9830
                              Providence, RI 02940-8030
                              Telephone: 1-800-447-1139


          o       You may obtain copies of the SAI or financial reports:

                  o for free by calling or writing broker-dealers or other financial intermediaries that sell a Portfolio's shares;

                  o upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102; or

                  o for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.

            o You may review and copy information about the Portfolio (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 to obtain information on the operation of the SEC's Public Reference Room.

Investment Company Act File No. 811-8798

                                                                    BSF-P-011-07

                             THE BEAR STEARNS FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


Prime Money Market Portfolio S&P STARS Portfolio       Intrinsic Value Portfolio
Income Portfolio             S&P STARS Opportunities   Small Cap Value Portfolio
High Yield Total Return         Portfolio              Alpha Growth Portfolio
   Portfolio                 The Insiders Select Fund  International Equity
                                                          Portfolio

                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES


                                 August 1, 2003

            This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current relevant prospectus (the "Prospectus") dated August 1, 2003 of The Bear Stearns Funds (the "Trust"), as each may be revised from time to time, offering shares of the portfolios listed above (each, a "Portfolio"). To obtain a free copy of such Prospectus, which is hereby incorporated by reference, please write to the Trust at PFPC Inc. ("PFPC"), Attention: [Name of Portfolio], P.O. Box 9830, Providence, Rhode Island 02940-8030; call the Trust at 1-800-635-1404 or call Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor") at 1-800-635-1404.

            This SAI should be read in conjunction with the Trust's Annual Reports dated March 31, 2003, which are separate documents supplied with this SAI and are hereby incorporated by reference.


            Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser. Marvin & Palmer Associates, Inc. (the "Sub-Adviser") has been engaged to provide investment advisory services, including portfolio management, to the International Equity Portfolio, subject to the supervision of BSAM. BSAM and the Sub-Adviser are collectively referred to herein as the "Advisers."

            Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolios.


            Bear Stearns , an affiliate of BSAM, serves as distributor of each Portfolio's shares.


                                TABLE OF CONTENTS
                                                                          Page

Investment and Management Policies...........................................2
Management of the Trust.....................................................47
Management Arrangements.....................................................50
Purchase and Redemption of Shares...........................................60
Determination of Net Asset Value............................................66
Taxes.......................................................................69
Dividends-- Money Market Portfolio..........................................77
Portfolio Transactions......................................................78
Performance Information.....................................................83
Code of Ethics..............................................................95
Proxy Voting Policy.........................................................95
Information about the Trust.................................................96
Custodians, Transfer and Dividend Disbursing Agent, Counsel
and Independent Auditors...................................................102

Financial Statements.......................................................103
Appendix...................................................................A-1


            Each of the Portfolios described in this SAI, other than the Prime Money Market Portfolio (the "Money Market Portfolio"), currently offers Class A, Class B, Class C and Class Y shares. The Money Market Portfolio currently offers only Class Y shares. The Portfolios, other than the Money Market Portfolio, may be categorized as follows:

            Fixed Income Funds:

                  Income Portfolio
                  High Yield Total Return Portfolio ("High Yield Portfolio")

            Equity Funds:

                  S&P STARS Portfolio
                  S&P STARS Opportunities Portfolio
                  The Insiders Select Fund
                  Intrinsic Value Portfolio ("Intrinsic Portfolio")

                  Small Cap Value Portfolio ("Small Cap Portfolio") Alpha Growth Portfolio
                  International Equity Portfolio

            The investment objectives and principal investment policies of each Portfolio are described in the Prospectus. Each Portfolio's investment objective cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio. A Portfolio's investment objective may not be achieved. The following Portfolios are non-diversified: The Insiders Select Fund and the S&P STARS, S&P STARS Opportunities and Alpha Growth Portfolios. The other Portfolios are diversified. See "Investment and Management Policies -- Management Policies -- Non-Diversified Status."


                       Investment and Management Policies

            The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Risk/Return Summary," "Investments" and "Risk Factors." Unless otherwise stated, the indicated percentage relates to a Portfolio's total assets that may be committed to the stated investment, measured at the time the Portfolio makes the investment. New financial products and risk management techniques continue to be developed, and each Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

            Asset-Backed Securities. The Money Market, Income, High Yield and International Equity Portfolios each may invest in asset-backed securities. The High Yield Portfolio may invest up to 5% of total assets in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

            Like mortgage-related securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Portfolio invests in asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

            Asset-backed securities present certain additional risks that are not presented by mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

            Any asset-backed securities held by the Money Market Portfolio must comply with the portfolio maturity and quality requirements contained in Rule 2a-7 under the 1940 Act. The Money Market Portfolio will monitor the performance of these investments and will not acquire any such securities unless rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs").

            Bank Obligations. Each Portfolio may invest in bank obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). State banking authorities supervise and examine domestic banks organized under state law. State banks are members of the Federal Reserve System only if they elect to join. In addition, a Portfolio may acquire state bank-issued certificates of deposit ("CDs") that are insured by the FDIC (although such insurance may not be of material benefit, depending on the principal amount of the CDs of each bank that is held) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks generally must, among other things, maintain specified levels of reserves, limit the amounts they loan to a single borrower and comply with other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

            Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks from those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

            Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

            In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge a certain percentage of their assets, as fixed from time to time by the appropriate regulatory authority, by depositing assets with a designated bank within the state; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and state branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

            In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

            Bank Debt. The High Yield Portfolio may invest up to 15% of its total assets in Participations and Assignments, defined below. Bank debt includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans that provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions, including banks ("Lenders"). These investments take the form of participations in loans ("Participations") or of assignments of all or a portion of loans from third parties ("Assignments").

            Participations differ both from public and private debt securities and from Assignments. In Participations, an investor has a contractual relationship only with the Lender, not with the borrower. As a result, the investor has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, an investor generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the investor may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the investor assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, an investor may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the investor acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

            Participations and Assignments otherwise bear risks common to other debt securities, including nonpayment of principal and interest by the borrower, impairment of loan collateral and lack of liquidity. The market for such instruments is not liquid and only a limited number of institutional investors participate in it. The lack of a liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on an investor's ability to dispose of particular Assignments or Participations in response to a specific event, such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, an investor's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (i.e., the Lender) interposed between the investor and the borrower.

            Borrowing. Each Portfolio, other than the Income Portfolio, may borrow in an amount up to 33-1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Income Portfolio currently intends to borrow money only for temporary or emergency (net leveraging) purposes, in an amount up to 15% of the value of its total assets. A Portfolio may not purchase securities when borrowings exceed 5% of its total assets.

            Borrowings create leverage, a speculative factor. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that a Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced.

            Brady Bonds. The Income, High Yield and International Equity Portfolios may invest in Brady bonds. Debt obligations commonly known as "Brady bonds" are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced in 1989 by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

            As a consequence of substantial volatility in commodity prices and a dramatic increase in interest rates in the early 1980s, many emerging market countries defaulted on syndicated bank loans made during the 1970s and early 1980s. Much of the debt owed by governments to commercial banks was subsequently restructured, involving the exchange of outstanding bank indebtedness for Brady bonds. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and are actively traded in the over-the-counter secondary market. As a pre-condition to issuing Brady bonds, debtor nations are generally required to agree to monetary and fiscal reform measures prescribed by the World Bank or the International Monetary Fund, including liberalization of trade and foreign investments, privatization of state-owned enterprises and setting targets for public spending and borrowing. These policies and programs are designed to improve the debtor country's ability to service its external obligations and promote its growth and development.


            Dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations with the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are considered speculative.

            Commercial Paper and Other Short-Term Corporate Obligations. Each Portfolio may invest in commercial paper and other short-term obligations. Commercial paper consists of unsecured promissory notes issued by banks, corporations and other borrowers. Such instruments are usually discounted, although some are interest-bearing. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Variable rate demand notes include variable amount master demand notes, which are obligations that permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, a Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand.


            Convertible Securities. Each Portfolio, other than the Money Market and Alpha Growth Portfolios, may invest in convertible securities. The Insiders Select Fund and the Intrinsic, Small Cap and International Equity Portfolios each may invest in convertible debt securities that are rated no lower than "BBB" by Standard & Poor's ("S&P") or "Baa" by Moody's Investors Service ("Moody's"), or if unrated by these rating organizations, determined to be of comparable quality by the Advisers.

            Convertible securities include debt securities and preferred stock that are convertible at stated exchange rates into the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. When the market price of the common stock underlying a convertible security exceeds the conversion price, however, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

            Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The convertible securities in which a Portfolio may invest are subject to the same rating criteria as the Portfolio's investments in non-convertible debt securities. In the case of convertible security with a call feature, the issuer may call the security at a pre-determined price. If a convertible security held by a Portfolio is called, the Portfolio may permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Convertible debt securities may be considered equity investments for purposes of a Portfolio's investment policies.

            Corporate Debt Obligations. Each of the Income and High Yield Portfolios may invest up to 100% of its total assets in corporate debt obligations, and the International Equity Portfolio may invest up to 35% of its total assets in these securities. Corporate debt obligations include obligations of industrial, utility and financial issuers in the form of bonds, debentures, and notes. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Except under conditions of default, changes in the value of a Portfolio's fixed-income securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value per share ("NAV").


            Custodial Receipts. Each of the High Yield and International Equity Portfolios may invest up to 5% of its net assets in custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. government securities.


            Distressed Securities. The High Yield Portfolio may invest up to 20% of its total assets in distressed securities. Distressed securities are issued by financially troubled or bankrupt companies ("financially troubled issuers") or companies whose securities are, in the view of the Adviser, currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income ("operationally troubled issuers").

            The securities of financially and operationally troubled issuers may require active monitoring and at times may require the Adviser to participate in bankruptcy or reorganization proceedings on behalf of a Portfolio. To the extent that the Adviser becomes involved in such proceedings, a Portfolio may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Portfolio to the litigation risks described below. However, no Portfolio invests in the securities of financially or operationally troubled issuers for the purpose of exercising day-to-day management of any issuer's affairs.

            Bankruptcy and Other Proceedings -- Litigation Risks. When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be "adequately protected" during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if an investor holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court.

            Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. While the Advisers will scrutinize any security interests, the security interests may be challenged vigorously and found defective in some respect, or a Portfolio may not be able to prevail against the challenge.

            Debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the Federal Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company's affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While a Portfolio will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, such claims may be asserted and the Portfolio may not be able to defend against them successfully.

            While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, such claims may be asserted and a Portfolio may not be able to defend against them successfully. To the extent that a Portfolio assumes an active role in any legal proceeding involving the debtor, the Portfolio may be prevented from disposing of securities issued by the debtor due to the Portfolio's possession of material, non-public information concerning the debtor.

            Equity Securities. Under normal circumstances, the Insiders Select Fund and the S&P STARS, Intrinsic and Small Cap Portfolios each will invest at least 85% of its total assets in equities; and the Alpha Growth and S&P STARS Opportunities Portfolios must each invest at least 90% and 80%, respectively, of its total assets in equities. Under normal circumstances, the International Equity Portfolio will invest at least 80% of its net assets in equity securities of foreign companies. For purposes of this policy, "net assets" includes any borrowings for investment purposes. The Income and High Yield Portfolios each may invest 35% and 20%, respectively, of its total assets in equity securities, including distressed securities, as described above. These securities include foreign and domestic common stocks or preferred stocks, depository receipts, rights and warrants and debt securities or preferred stock that are convertible or exchangeable for common stock or preferred stock.

            Investors in these Portfolios should be willing to accept the price volatility associated with stocks in exchange for their relatively high return potential compared to other asset classes.

            Fixed-Income Securities. The Money Market Portfolio may invest without limit in short-term fixed-income securities. Under normal circumstances, the Income and High Yield Portfolios each must invest at least 80% of its net assets in fixed-income securities. The Insiders Select Fund and the S&P STARS, Intrinsic and Small Cap Portfolios each may invest up to 15% of its total assets in fixed-income securities. The Alpha Growth, S&P STARS Opportunities and International Equity Portfolios each may invest up to 10%, 20% and 20%, respectively, of its total assets in fixed-income securities. Fixed-income securities include certain corporate debt obligations and U.S. government securities. Although interest-bearing securities are investments that promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by a Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

            Emerging Market Countries. The Income, High Yield, S&P STARS, S&P STARS Opportunities and International Equity Portfolios each may invest in the securities of issuers located in countries that are considered to be emerging or developing ("emerging countries") by the World Bank, the International Finance Corporation, or the United Nations and its authorities. The Income Portfolio may invest up to 5% of its total assets in these securities. A company is considered to be an emerging country issuer if: (i) its securities are principally traded in an emerging country; (ii) it derives at least 50% of its total revenue from
(a) providing goods or services in emerging countries or (b) sales made in emerging countries; (iii) it maintains 50% or more of its assets in one or more emerging countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging country.

            Emerging Market Securities. The Income, High Yield, S&P STARS, S&P STARS Opportunities and International Equity Portfolios each may invest in emerging market securities. The Income Portfolio may invest up to 5% of its total assets in these securities. The securities markets of certain emerging market countries may be marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in early stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect a Portfolio's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

            Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in the United States and other developed securities markets. In addition, the securities of non-U.S. issuers generally are not registered with the Securities and Exchange Commission (the "SEC"), and issuers of these securities usually are not subject to its reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S.

            Existing laws and regulations of emerging market countries may be inconsistently applied. As legal systems in emerging market countries develop, investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. A Portfolio's ability to enforce its rights against private emerging market country issuers by attaching assets to enforce a judgment may be limited. Bankruptcy, moratorium and other similar laws applicable to private emerging market country issuers may differ substantially from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of its debt obligations, for example, is of considerable importance. In addition, the holders of commercial bank debt may contest payments to the holders of emerging market country debt securities in the event of default under commercial bank loan agreements.

            Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolio. The Portfolio may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

            Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which a Portfolio may invest and adversely affect the value of its assets.

            The economies of emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of certain emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of certain emerging market countries are vulnerable to weakness in world prices for their commodity exports.

            A Portfolio's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxes."

            Foreign Government Securities. The Income, High Yield and International Equity Portfolios each may invest in foreign government securities to the extent that these Portfolios may invest in fixed income securities, as described in "Fixed Income Securities" above. Investment in sovereign debt obligations involves special risks not present in debt obligations of U.S. corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an investor may have limited recourse in the event of a default. Periods of economic uncertainty may result in volatile sovereign debt market prices. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject. When an emerging country government defaults on its debt obligations, the investor must pursue any remedies in the courts of the defaulting party itself.

            Certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may be unwilling or unable to make repayments as they become due.
Below-investment-grade debt securities are generally unsecured and may be subordinated to the claims of other creditors, resulting in a heightened risk of loss due to default.


            Foreign Securities. Each Portfolio, except The Insiders Select Fund , may invest in foreign (non-U.S.) securities. Under normal circumstances, the International Equity Portfolio will invest at least 80% (and may invest up to 100%) of its net assets, including any borrowings for investment purposes, in foreign securities. The High Yield Portfolio may invest up to 25% of its net assets, including any borrowings for investment purposes, in foreign securities, the Intrinsic and Small Cap Portfolios each may invest up to 10% of its total assets in these securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Portfolio's investment in foreign securities may be affected by changes in currency rates and in exchange control regulations and costs incurred in converting among various currencies. A Portfolio may also be subject to currency exposure as a result of its investment in currency or currency futures.


            Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

            Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio that invests in such securities endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

            Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Portfolio's assets are uninvested and no return is earned on such assets. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

            Investment in foreign companies, foreign branches of U.S. banks, foreign banks, or other foreign issuers, may take the form of ownership of securities issued by such entities or may take the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. An ADR is a negotiable receipt, usually issued by a U.S. bank, that evidences ownership of a specified number of foreign securities on deposit with a U.S. depository and entitles the shareholder to all dividends and capital gains of the underlying securities. ADRs are traded on U.S. exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

            In the case of sponsored ADRs, the issuer of the underlying foreign security and the depositary enter into a deposit agreement, which sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to deposited securities. In addition, the depositary usually agrees to provide shareholder communications and other information to the ADR holder at the request of the issuer of the deposited securities. In the case of an unsponsored ADR, there is no agreement between the depositary and the issuer and the depositary is usually under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities. With regard to unsponsored ADRs, there may be an increased possibility that the Portfolio would not become aware of or be able to respond to corporate actions such as stock splits or rights offerings in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

            Funding Agreements. The Portfolios may invest in funding agreements (sometimes referred to as Guaranteed Interest Contracts or "GICs") of insurance companies. In such cases, the Portfolio contributes cash to a deposit fund of the insurance company's general account, and the insurance company then credits the Portfolio, on a monthly basis, guaranteed interest that is based on an index. All funding agreements will provide that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Portfolio that are not readily marketable, will not exceed, for the Money Market Portfolio, 10% of the Portfolio's net assets and for all other Portfolios, 15% of the Portfolio's net assets. In determining dollar-weighted average portfolio maturity, all funding agreements will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

            Illiquid Securities. Each Portfolio, other than the Money Market Portfolio, may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in these securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investor might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investor might also seek to have such restricted securities registered in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


            A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

            Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Trust's Board of Trustees (the "Board"). In reaching liquidity decisions, the Advisers following procedures adopted by the Board , will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Advisers; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


            The SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are deemed illiquid securities unless a Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the OTC option. The unwinding of such an option would ordinarily involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, thereby allowing the Portfolio to treat as liquid those securities that were formerly used as "cover."

            Inverse Floating Rate Securities. The interest rate on leveraged inverse floating rate debt instruments ("inverse floaters") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

Certain inverse floaters may be deemed to be illiquid securities for purposes of the 15% limitation on investments in such securities.


            Investment in the Money Market Portfolio. Pursuant to an exemptive order granted by the SEC, each Portfolio (other than the Money Market Portfolio) may invest uninvested cash and cash collateral from securities lending transactions ("Uninvested Cash") in shares of the Money Market Portfolio to the extent that the Portfolio's aggregate investment of Uninvested Cash in the Money Market Portfolio does not exceed 25% of the Portfolio's total assets.


            Each Portfolio's acquisition of shares of the Money Market Portfolio is subject to the following conditions: (a) the Money Market Portfolio continues to operate as a money market fund in compliance with Rule 2a-7 under the 1940 Act; and (b) the Money Market Portfolio invests only in high quality, U.S. dollar-denominated short-term liquid instruments, including: U.S. government obligations; commercial paper, notes, certificates of deposit, banker's acceptances; repurchase agreements; floating and variable rate securities; time deposits and instruments issued or backed by U.S. or foreign banks or savings institutions with total assets of at least $1 billion at the time of purchase; and U.S. dollar-denominated foreign securities.

            Money Market Instruments. Each Portfolio may invest in money market instruments. The S&P STARS, Intrinsic and Small Cap Portfolios each may invest 15% of its total assets in these instruments. The S&P STARS Opportunities Portfolio may invest 20% of its total assets in these instruments. The International Equity Portfolio may invest 20% of its assets in these instruments. However, for temporary defensive purposes, a Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities, repurchase agreements or U.S. or foreign money market instruments. For temporary defensive purposes, the International Equity Portfolio may hold foreign currencies or multinational currency units.

            A Portfolio may invest in money market instruments, including U.S. government obligations, U.S. Treasury bills and commercial paper that is (a) rated at the time of purchase in the highest category by an NRSRO; (b) issued by a company having an outstanding unsecured debt issue currently rated not lower than "Aa3" by Moody's or "AA" by S&P or Fitch, Inc. ("Fitch"); or (c) if unrated, of comparable quality. A Portfolio may also invest in bank obligations, including, without limitation, time deposits, bankers' acceptances and certificates of deposit, which may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive governmental regulations, which may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

            Mortgage-Related Securities. The Money Market, Income, High Yield and International Equity Portfolios each may invest in mortgage-related securities. Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments of principal (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-related securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Portfolio may purchase mortgage-related securities at a premium or at a discount.


            The Income Portfolio may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped, so that each class receives some interest and some principal, or they may be completely stripped. In that case, all of the interest is distributed to holders of an "interest-only" security, and the entire principal is distributed to holders of a "principal-only" security. Strips can be created for pass-through certificates or collateralized mortgage obligations ("CMOs"). The yields to maturity of interest-only and principal-only stripped mortgage-related securities are very sensitive to principal repayments on the underlying mortgages.


            U.S. Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"). Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

            U.S. Government Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

            Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

            Mortgage Dollar Rolls. The Money Market, Income, High Yield and International Equity Portfolios each may invest in mortgage "dollar rolls," which involve the sale of securities for delivery in the current month and a simultaneous contract with the counterparty to repurchase substantially similar

(same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the seller loses the right to receive principal and interest paid on the securities sold. An investor would benefit, however, to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. The use of this technique will diminish investment performance unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll. Successful use of mortgage dollar rolls depends on the Adviser's ability to predict correctly interest rates and mortgage prepayments.


            Municipal Obligations. The Income and High Yield Portfolios each may invest up to 25% and 5% of total assets, respectively, in municipal obligations. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements that are similar to installment purchase contracts for property or equipment issued by municipalities. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Portfolios may invest in municipal obligations, the ratings of which correspond to the ratings of other permissible investments.


            Other Investment Companies. Each Portfolio may invest up to 5% of its total assets in the securities of any other investment company, provided that it does not own more than 3% of the securities of such investment company or invest more than 10% of its total assets, in the aggregate, in the securities of other investment companies. The percentage limitations described above are exclusive of assets invested in the Money Market Portfolio. (See "Investment and Management Policies -- Investment in the Money Market Portfolio," in this SAI.)

            The High Yield Portfolio may invest up to 5% of its total assets in credit-linked trust certificates, unregistered pooled investment vehicles that represent interests in baskets of below investment-grade bonds or interest rate swaps.

            Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio will indirectly bear its proportionate share of any expenses incurred by REITs in which it invests in addition to the expenses paid by the Portfolio.

            Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

            Repurchase Agreements. Each Portfolio may enter into repurchase agreements. Repurchase agreements are a type of secured lending and typically involve the acquisition of debt securities from a financial institution, such as a bank, savings and loan association or broker-dealer, which then agrees to repurchase the security at a specified resale price on an agreed future date (ordinarily one week or less). The difference between the purchase and resale prices generally reflects the market interest rate for the term of the agreement.

            A Portfolio's custodian or sub-custodian will have custody of, and will either hold in a segregated account or earmark on its books, securities or liquid assets that the Portfolio acquires under a repurchase agreement. Repurchase agreements are considered by the SEC to be loans. If the seller defaults, a Portfolio might suffer a loss to the extent the proceeds from the sale of the securities underlying the repurchase agreement are less than the repurchase price. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Portfolio will enter into repurchase agreements only with counterparties whose short-term paper is rated no lower than "A1/P1" or whose corporate parent has a rating of no lower than "A1/P1" with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which each Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. A Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

            Reverse Repurchase Agreements. The High Yield Portfolio may borrow by entering into reverse repurchase agreements, pursuant to which, it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities or liquid assets of a dollar amount equal in value to the securities subject to the agreement either will be maintained in a segregated account with the custodian or earmarked by the custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by a Portfolio may decline below the price of the securities it must repurchase, which price is fixed at the time the Portfolio enters into such agreement.

            Structured Securities. Each Portfolio, other than the Money Market Portfolio, may invest in structured or indexed securities. Structured securities (sometimes referred to as hybrid securities or indexed securities) are considered derivative instruments. The value of the principal of and/or interest on structured securities is linked to, or determined by, reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.


            Trade Claims. The High Yield Portfolio may invest in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including (i) the possibility that the amount of the claim may be disputed by the debtor, (ii) the debtor may have a variety of defenses to assert against the claim under the bankruptcy code, (iii) volatile pricing due to a less liquid market, including a small number of brokers for trade claims and a small universe of potential buyers, (iv) the possibility that the Portfolio may be obligated to purchase a trade claim larger than initially anticipated and (v) the risk of failure of sellers of trade claims to indemnify the Portfolio against loss due to the bankruptcy or insolvency of such sellers. The negotiation and enforcement of rights in connection with trade claims may result in substantial legal expenses to the Portfolio, which may reduce return on such investments. It is not unusual for trade claims to be priced at a discount to publicly traded securities that have an equal or lower priority claim. Additionally, trade claims may be treated as non-securities investments. As a result, any gains may be considered "non-qualifying" under the Code.

            Variable and Floating Rate Securities. Each Portfolio may invest in variable and floating rate securities. The interest rates payable on certain fixed-income securities in which a Portfolio may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value. Variable and floating rate obligations provide holders with protection against rises in interest rates, but pay lower yields than fixed rate obligations of the same maturity. Variable rate obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.


            Warrants and Stock Purchase Rights. The Insiders Select Fund and the S&P STARS, S&P STARS Opportunities, Intrinsic, Small Cap and International Equity Portfolios each may invest up to 5% of its total assets in these instruments. Warrants or rights (other than those acquired in units or attached to other securities) entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


            When-Issued and Forward Commitment Transactions. Each Portfolio, other than the Money Market and International Equity Portfolios, may invest up to 33-1/3% of its total assets in when-issued or forward commitment transactions. The Money Market and International Equity Portfolios each may invest up to 25% and 20% of its total assets, respectively, in these transactions.


            A Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining a Portfolio's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Portfolio is required to hold and maintain in a segregated account or earmark with the Portfolio's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

            The issuance of certain securities depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). As a result, the period from the trade date to the issuance date may be considerably longer than a typical when-issued trade. Each when-issued transaction specifies a date upon which the commitment to enter into the relevant transaction will terminate if the securities have not been issued on or before such date. In some cases, however, the securities may be issued prior to such termination date, but may not be deliverable until a period of time thereafter. If the anticipated event does not occur and the securities are not issued, a Portfolio would be entitled to retain any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment.

            Zero Coupon, Pay-In-Kind Or Deferred Payment Securities. Each Portfolio may invest in zero coupon securities and each Portfolio, other than the International Equity Portfolio, may invest in pay-in-kind and other discount securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "accreted income." A Portfolio accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

            Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. In addition, because a Portfolio must distribute income to its shareholders to qualify for pass-through federal tax treatment (including "accreted income" or the value of the pay-in-kind interest), it may have to dispose of its investments under disadvantageous circumstances to generate the cash, or may have to borrow to implement these distributions.

Management Policies

            Below Investment Grade and Unrated Securities. Debt securities that are unrated or below investment grade are generally considered to have a credit quality rated below investment grade by NRSROs such as Moody's and S&P. Securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade debt is generally rated "BBB" or higher by S&P or "Baa" or higher by Moody's. Below investment-grade debt securities (that is, securities rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the debt securities held by a Portfolio may be comparable to securities rated as low as "C" by Moody's or "D" by S&P, the lowest ratings assigned by these agencies. These securities are considered to have extremely poor prospects of ever attaining any real investment grade standing, and to have a current identifiable vulnerability to default, and the issuers and/or guarantors of these securities are considered to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.


            Below investment-grade and unrated debt securities generally offer a higher current yield than that available from investment grade issues, but involve greater risk. Below investment-grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below-investment-grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaults, a Portfolio may incur additional expenses to seek recovery. A foreign issuer may not be willing or able to repay the principal or interest of such obligations when it becomes due, due to factors such as debt service, cash flow situation, the extent of its foreign reserves, and the availability of sufficient foreign exchange on the date a payment is due. The risk of loss due to default by the issuer is significantly greater for the holders of below-investment-grade and unrated debt securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, some emerging markets countries have defaulted on their sovereign debt.

            A Portfolio may have difficulty disposing of certain high yield, high risk securities because there may be a thin trading market for such securities. The secondary trading market for high yield, high-risk securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.


            Below investment-grade and unrated debt securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.


            Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment-grade and unrated securities especially in a market characterized by low trading volume. Factors adversely affecting the market value of high yield, high risk securities are likely to adversely affect a Portfolio's NAV. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of an obligation.


            An economic downturn could severely affect the ability of highly leveraged issuers of below investment-grade securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of below-investment-grade bonds will have an adverse effect on a Portfolio's NAV to the extent it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

            The secondary market for below investment-grade bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for investment grade securities. This reduced liquidity may have an adverse effect on the ability of the Portfolio to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for below investment-grade bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of below-investment-grade or comparable unrated securities, under such circumstances, may be less than the prices used in calculating the Portfolio's NAV.

            Since investors generally perceive that there are greater risks associated with the medium-rated and below investment-grade securities, the yields and prices of such securities may tend to fluctuate more than those for highly rated securities because changes in the perception of these issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

            Another factor that causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Portfolio's NAV.

            Medium rated, below investment-grade and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since these securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities that carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. A Portfolio may attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

            Downgraded Debt Securities. Subsequent to its purchase by a Portfolio, a debt issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of such securities by a Portfolio, but the Advisers will consider such event in determining whether the Portfolio should continue to hold the securities. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this SAI.

            Options, in General. Each Portfolio (other than the Money Market Portfolio) may, but is not required to, use derivatives to reduce risk or enhance return, including options on securities and financial indices. A Portfolio may invest up to 5% of its total assets, represented by the premium paid, in the purchase of put and call options. A Portfolio may write covered put or call option contracts in an amount up to 20% of its net assets at the time such option contracts are written.

            Options on Securities. A Portfolio may purchase put and call options and write covered put and call options on debt and equity securities, financial indices (including stock indices), U.S. and foreign government debt securities and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets ("OTC options"), including OTC options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

            The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, a Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities to the purchaser against receipt of the exercise price. When a Portfolio writes a call option, it loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

            A Portfolio may purchase call options on securities in order to fix the cost of a future purchase. A Portfolio also may purchase call options as a means of enhancing returns by, for example, participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit eventually realized will be reduced by the premium paid.

            The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, a Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

            A Portfolio may purchase put options on securities in order to attempt to hedge against a decline in the market value of securities it holds. A put option would enable a Portfolio to sell the underlying security at a predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price would be limited to the option premium paid. If the market price of the underlying security were higher than the exercise price of the put option, any profit a Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

            The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

            A Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other carefully selected securities, the values of which the Advisers expect will have a high degree of positive correlation to the values of such portfolio securities. If the Advisers' judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Advisers' judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

            A Portfolio may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other carefully selected securities the values of which the Advisers expect will have a high degree of positive correlation to the values of the securities that the Portfolio intends to acquire. In such circumstances, the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities acquired.

            A Portfolio may write options on securities in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the security's purchase price and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

            The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the security's purchase price and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

            Prior to being notified of the exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

            Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra-party with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction.

            When a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While a Portfolio will enter into OTC options only with dealers that agree to, and that are expected to be capable of, entering into closing transactions with the Portfolio, the Portfolio may not be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Portfolio is able to effect a closing purchase transaction in a covered OTC call option, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Portfolio may be unable to liquidate an OTC option. See "Illiquid Securities."

            OTC options purchased by a Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by a Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Illiquid Securities."

            A Portfolio may write only "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option a segregated account consisting of cash or other liquid securities, marked-to-market daily, having a value equal to or greater than the exercise price of the option.

            Options on Securities Indices. A Portfolio also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase. Through the writing or purchase of index options, a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

            When a Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate or earmark and mark-to-market, until the option expires or is closed out, cash or liquid assets equal in value to such excess.

            Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

            Options Spreads. A Portfolio may engage in option "spread" strategies on individual securities or indices. Generally, these strategies are designed to hedge or partially hedge against potential decreases in the prices of portfolio securities, or potential increases in the price of securities a Portfolio anticipates purchasing.

            A "bull spread" involves the purchase of a call option on a security or index and the simultaneous sale of a call option on the same security or index at a higher strike price. The Adviser may use this strategy as an anticipatory hedge when the Adviser believes that the price of a security or group of securities a Portfolio wishes to purchase may increase; the purchase of the call establishes a base price. The premium payments received by the simultaneous sale of the call option limits the cost to the Portfolio to the premiums paid for the option purchased, albeit it limits the potential value of the anticipatory hedge to the price set by the strike price of the option sold.

            A "bear spread" involves the purchase of a put option on a security or index and the simultaneous sale of a put option on the same security or index at a lower strike price. The Adviser may use this strategy as a hedge against the potential fall in price of a security or group of securities held by a Portfolio. The premium payments received by the simultaneous sale of the put option limits the cost to the Portfolio to the premiums paid for the option purchased, albeit it limits the hedge of the long securities positions to prices no lower than the strike price of the option sold.

            Other strategies may include cross-index spreads, when the Adviser believes that price movements of various indices are likely to move correlatively, and more complex strategies such as "butterfly spreads", when the Adviser attempts to utilize multiple options, with varying strike prices, to set more specified risk parameters around the potential increase or decrease of the price of an individual security or security index.

            Options Straddles. A Portfolio may purchase and write covered straddles on securities or bond indices. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A Portfolio would enter into a long straddle when the Adviser believes that it is likely that the price of the underlying security will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call. A Portfolio would enter into a short straddle when the Adviser believes that it is unlikely that the price of the underlying security will be as volatile during the term of the options as the option pricing implies. In the case of a straddle written by a Portfolio, the amount maintained in the segregated account or earmarked will equal the amount, if any, by which the put is "in-the-money."

            Special Characteristics and Risks of Options Trading. A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Portfolio wishes to terminate its obligation to purchase or sell securities under a put or call option it has written, it may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, a Portfolio may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security or currency and the market value of the option.

            The following considerations are important in deciding whether to use options to enhance income or to hedge a Portfolio's investments:

            (1) The value of an option position will reflect, among other things, the current market price of the underlying security, or bond index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, or bond index and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of bond index options, fluctuations in the market sector represented by the selected index.

            (2) Exchange-traded options normally have expiration dates of up to 90 days and OTC options normally have expiration dates up to one year. The exercise price of the options may be below, equal to or above the current market value of the underlying securities, bond index or currencies. Purchased options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

            (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Portfolio intends to purchase or write only those options for which there appears to be an active secondary market, a liquid secondary market may not exist for any particular option at any specific time because of: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange;
(e) inadequacy of the facilities of an exchange or clearinghouse, such as The Options Clearing Corporation (the "O.C.C.") to handle current trading volume; or
(f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the O.C.C. as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

            Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. Although a Portfolio will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with the Portfolio, the Portfolio may not be able to liquidate an OTC option at a favorable price at any time prior to expiration.

            In the event of the bankruptcy of a broker through which a Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the event of insolvency of the counter-party, the Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Portfolio would have to exercise those options that it has purchased in order to realize any profit. Transactions are entered into by a Portfolio only with brokers or financial institutions that the Adviser deems to be creditworthy.

            With respect to options written by a Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because a Portfolio must maintain a covered position with respect to any call option it writes on a security, securities index or currency, the Portfolio may not sell the underlying security or currency (or invest any cash, or liquid securities used to cover a securities index option) during the period it is obligated under the option. This requirement may impair the Portfolio's ability to sell the underlying security or make an investment at a time when such a sale or investment might be advantageous.

            (4) Securities index options are settled exclusively in cash. If a Portfolio writes a call option on an index, the Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

            (5) A Portfolio's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs; however, the Portfolio may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

            (6) The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

            Risks of Options on Foreign Currencies. Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "Risk Factors -- Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

            Futures Contracts, in General. Each Portfolio (other than the Money Market Portfolio) may, but is not required to, use derivatives to reduce risk or enhance return, including futures contracts on securities and indices and related options.

            Futures Contracts and Related Options. A Portfolio may enter into futures contracts for the purchase or sale of securities and financial indices and currencies in accordance with the Portfolio's investment objective. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Portfolio is required to deposit cash or securities with a futures commission merchant or in a segregated custodial account representing between approximately 10% to 5% of the contract amount, called "initial margin." Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in a Portfolio paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking-to-market."

            Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

            A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts would be affected by the liquidity of these markets. Although a Portfolio generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, a liquid market on an exchange may not exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Portfolio maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Portfolio would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract that a Portfolio had written and that it was unable to close, it would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

            Risks inherent in the use of these strategies include (1) dependence on the Advisers' ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its "cover," it would have to replace its "cover" with an appropriate futures contract or option or segregate securities with the required value, as described in "Limitations on the Purchase and Sale of Futures Contracts and Related Options -- Segregation Requirements."

            Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving futures contracts and options thereon when the Advisers' expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the investment as a whole should be no greater than if the same strategy had been pursued in the cash market.

            Exchanges on which futures and related options trade may impose limits on the positions that a Portfolio may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which a Portfolio may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

            Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, a liquid market may not exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, a Portfolio, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to utilize any profit, and if the Portfolio were the writer of the option, its obligation would not terminate until the option expired or the Portfolio was assigned an exercise notice.

            Limitations on the Purchase and Sale of Futures Contracts and Related Options.

            CFTC Limits. In accordance with Commodity Futures Trading Commission ("CFTC") regulations, a Portfolio is not permitted to purchase or sell futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on existing futures and premiums paid for options on futures exceed 5% of the liquidation value of the Portfolio's total assets (the "5% CFTC limit"). This restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes.

            Segregation Requirements. To the extent a Portfolio enters into futures contracts, the SEC requires it to segregate or earmark liquid assets with its custodian (or a futures commission merchant) sufficient to cover the Portfolio's obligations with respect to such futures contracts, which will consist of cash and liquid securities marked-to-market daily, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Portfolio with the custodian (or a futures commission merchant) with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

            With respect to options on futures, there are no segregation requirements for options that are purchased and owned by a Portfolio. However, written options, since they involve potential obligations of the Portfolio, may require segregation of its assets if the options are not "covered" as described under "Options on Futures Contracts." If a Portfolio writes a call option that is not "covered," it must segregate and maintain with the custodian (or a futures commission merchant) for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If a Portfolio writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with the custodian or a futures commission merchant) with respect to such option.

            Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the option or futures strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede fund management or the Portfolio's ability to meet current obligations.

            Uses of Futures Contracts. Futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

            Position Hedging. A Portfolio might sell futures contracts to protect against a decrease in the market value of its securities. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if market values are expected to decline, a Portfolio might sell futures contracts on securities, the values of which historically have correlated closely or are expected to correlate closely to the values of its portfolio securities. Such a sale would have an effect similar to selling an equivalent value of portfolio securities. If market values decrease, the value of a Portfolio's securities will decline, but the value of the futures contracts will increase at approximately an equivalent rate, thereby keeping the Portfolio's NAV from declining as much as it otherwise would have. In the case of debt securities, a Portfolio could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities. If in fact market values rise rather than fall, the value of the futures contract will fall but the value of the securities should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the securities position and correlate precisely with the securities position, there should be no loss or gain with a rise (or fall) in market values. However, if only 50% of the securities position is hedged with futures, then the value of the remaining 50% of the securities position would be subject to change because of market fluctuations. Whether securities positions and futures contracts correlate precisely is a significant risk factor.

            Anticipatory Position Hedging. When a Portfolio expects that market values may decline and it intends to acquire securities, a Portfolio might purchase futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of the securities that a Portfolio subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that would be purchased, a Portfolio could take advantage of the anticipated rise in the cost of the securities without actually buying them. The Portfolio could therefore make the intended purchases of the securities in the cash market and concurrently liquidate the futures positions.

            Risk Management and Return Enhancement -- Debt Securities. A Portfolio might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

            A Portfolio might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

            A Portfolio may use interest rate futures contracts to hedge its fund against changes in the general level of interest rates and in other circumstances permitted by the CFTC. A Portfolio may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt securities that the Portfolio intends to purchase in the future. A rise in the price of the debt securities prior to their purchase may be either offset by an increase in the value of the futures contract purchased by a Portfolio or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Portfolio may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

            A Portfolio may sell bond index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Portfolio's securities. To the extent that a portion of a Portfolio's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Portfolio correctly anticipates a general market decline and sells bond index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Portfolio. A Portfolio may purchase bond index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual debt securities, which debt securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Portfolio intends to purchase. A rise in the price of the securities should be partly or wholly offset by gains in the futures position.

            The settlement price of a futures contract is generally a function of the spot market price of the underlying security and a cost of financing, adjusted for any interest, dividends or other income received on the underlying instrument over the life of the contract. It is therefore possible to earn a return approximating that of debt securities of a similar tenor to that of a forward contract by security or basket of securities and selling a futures contract for such security or basket. A Portfolio may enter into such future strategies, using securities other than debt obligations, in cases where (a) government regulations restrict foreign investment in fixed income securities but not in other securities, such as common stocks, or commodities; and (b) in the Adviser's opinion both the cash and futures markets are sufficiently liquid.

            Options on Futures Contracts. A Portfolio may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

            If a Portfolio purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

            Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. The writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account that represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. A Portfolio, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Portfolio will have a loss in the amount of the balance less the premium it was paid for writing the option.

            When a Portfolio writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the securities or currency that is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. A Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

            To the extent a Portfolio is not "covered" as described above with respect to written options, it will segregate or earmark and maintain with its custodian for the term of the option cash or liquid assets as described under "Limitations of the Purchase and Sale of the Futures Contracts and Related Options -- Segregation Requirements."

            Uses of Options on Futures Contracts. Options on futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

            Position Hedging. A Portfolio may purchase put options on interest rate, currency or other financial index futures contracts to hedge its portfolio against the risk of a decline in the market value of the securities it owns.

            Anticipatory Hedging. A Portfolio may also purchase call options on futures contracts as a hedge against an increase in the value of securities it intends to acquire.

            Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of securities a Portfolio intends to acquire. If the futures price at expiration of the option is above the exercise price, a Portfolio retains the full amount of the option premium that provides a partial hedge against any increase that may have occurred in the price of the securities the Portfolio intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, a Portfolio would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities it intends to acquire.

            Whether an option on a futures contract is subject to the 5% CFTC limit depends on whether use of the option constitutes a bona fide hedge.

            Risk Management and Return Enhancement. Writing a put option that does not relate to securities a Portfolio intends to acquire would be a return enhancement strategy that would result in a loss if market values fall.

            Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call is below the exercise price, a Portfolio would retain the full amount of the option premium, increasing its income. If the futures price when the option is exercised is above the exercise price, however, a Portfolio would sell the underlying securities that were the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

            Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the market value of a Portfolio's securities.

            A Portfolio's use of futures contracts and related options may not be successful and it may incur losses in connection with its purchase and sale of future contracts and related options.

            Futures Straddles. A Portfolio may also purchase and write covered straddles on interest rate, foreign currency or bond index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than the exercise price of the call option. A Portfolio would enter into a long straddle when it believes that it is likely that interest rates or foreign currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and put written on the same futures contract where the exercise price of the put option is less than the exercise price of the call option and where the same security or futures contract is considered for both the put and the call. The Portfolio would enter into a short straddle when it believes that it is unlikely that interest rates or foreign currency exchange rates will be as volatile during the term of the options as the option pricing implies.

            Special Characteristics and Risks of Futures Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Portfolio will be required to deposit with its custodian the initial margin. Unlike margin in securities transactions, margin on futures contracts a Portfolio has written does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts or on such options is in the nature of a performance bond or good-faith deposit on the contract that will be returned to the Portfolio upon termination of the transaction, assuming all contractual obligations have been satisfied. Similarly, variation margin does not involve borrowing to finance the futures, but rather represents a daily settlement of a Portfolio's obligations to or from a clearing organization.

            Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures. A Portfolio will incur brokerage fees and related transaction costs when it purchases or sells futures contracts and premiums.

            Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because futures prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for the Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

            The following considerations are important in deciding whether to use futures contracts:

            (1) Successful use by a Portfolio of futures contracts will depend upon the Adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires skills and techniques that are different from those needed to predict changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument or currency but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities or currencies being hedged. For example, if the price of the futures contract moves less than the price of the securities or currencies that are the subject of the hedge, the hedge will not be fully effective; however, if the price of securities or currencies being hedged has moved in an unfavorable direction, a Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses on the futures position. In addition, if a Portfolio has insufficient cash, it may have to sell portfolio investments to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures contract moves more than the price of the underlying securities or currencies, a Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

            (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

            (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Portfolio would continue to be required to make variation margin payments.

            (4) As is the case with options, a Portfolio's activities in the futures markets may result in higher fund turnover rates and additional transaction costs in the form of added brokerage commissions; however, the Portfolio may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

            Guideline for Futures. No Portfolio will purchase or sell futures contracts if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and initial margin deposits would exceed 5% of the market value of the Portfolio's total assets. This guideline may be modified by the board without shareholder vote. Adoption of this guideline will not limit the percentage of the Portfolio's assets at risk to 5%.


            Forward Foreign Currency Contracts. Each Portfolio, other than the Money Market Portfolio, may enter into forward contracts. The High Yield Portfolio may invest up to 5% of its total assets in these instruments. A Portfolio may engage in foreign currency hedging strategies, including among others, settlement hedging, transaction hedging, position hedging, proxy hedging and cross-hedging. A "settlement hedge" or "transaction hedge" is designed to protect the Portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Portfolio may also use forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser has not yet selected the specific investments.


            A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a Portfolio owns securities denominated in a particular currency, it could enter into a forward contract to sell that particular currency in return for U.S. dollars to hedge against possible declines in the particular currency's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency (or basket of currencies) expected to perform similarly to a particular currency. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regard to a Portfolio's use of proxy hedges, historical correlations between the movement of certain foreign currencies relating to the U.S. dollar may not continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.

            A Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

            Successful use of currency management strategies will depend on the Adviser's skill in analyzing currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would not participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases a Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. The Adviser's use of currency management strategies may not be advantageous to a Portfolio and the Adviser may not hedge at appropriate times.
            A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

            At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

            A Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency for any lawful purpose. For example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. In addition, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

            The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

            Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

            A Portfolio may also create non-speculative "synthetic" positions. A synthetic position is deemed not to be speculative if the position is covered by segregation of short-term liquid assets. A synthetic position is the duplication of a cash market transaction when the Adviser deems it to be advantageous for cost liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, a Portfolio may experience large cash inflows that may be redeemed from the Portfolio in a relatively short period. In this case, the Portfolio can leave the amounts uninvested in anticipation of the redemption or the Portfolio can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Portfolio could create a synthetic position by investing in a futures contract on a security, such as a bond denominated in a foreign currency or on a securities index gaining investment exposure to the relevant market while incurring lower overall transaction costs. Since the financial markets in emerging countries are not as developed as in the United States, these financial investments may not be available to a Portfolio and the Portfolio may be unable to hedge certain risks or enter into certain transactions. A Portfolio would enter into such transactions if the markets for these instruments were sufficiently liquid and there was an acceptable degree of correlation to the cash market. By segregating cash, a Portfolio's futures contract position would generally be no more leveraged or riskier than if it had invested in the cash market i.e., purchased securities.

            As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, a Portfolio may not in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

            The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

            Unless a Portfolio engages in currency hedging transactions, it will be subject to the risk of changes in relation to the U.S. dollar of the value of the currencies in which its assets are denominated. A Portfolio may from time to time seek to protect, during the period prior to the remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of the foreign country by investing in high-quality short-term U.S. dollar-denominated debt securities of such country and/or participating in the forward currency market for the purchase of U.S. dollars in the country. Suitable U.S. dollar-denominated investments may not be available at the time the Adviser wishes to use them to hedge amounts to be remitted. In addition, dollar-denominated securities may not be available in some or all emerging countries, that the forward currency market for the purchase of U.S. dollars in many emerging countries is not highly developed and that in certain emerging countries no forward market for foreign currencies currently exists or that such market may be closed to investment by a Portfolio.

            A separate account of a Portfolio consisting of cash or liquid assets equal to the amount of the Portfolio's assets that could be required to consummate forward contracts, when required under applicable laws, will be established with the Portfolio's Custodian. For the purpose of determining the adequacy of the assets in the account, the deposited assets will be valued at market or fair value. If the market or fair value of such assets declines, additional cash or assets will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Portfolio's ability to utilize forward foreign currency exchange contracts may be restricted.


            The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or
(2) the Portfolio maintains cash or liquid assets in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the contract, which value must be marked to market daily. Each Portfolio will comply with guidelines established by the SEC with respect to coverage of forward contracts entered into by the Portfolio (including SEC guidelines in respect of forward contracts subject to netting arrangements) and, if such guidelines so require, will set aside liquid assets in a segregated account with its custodian in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Portfolio will be served.


            At or before the maturity date of a forward contract requiring a Portfolio to sell a currency, the Portfolio may either sell the portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

            The cost to a Portfolio of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

            Although a Portfolio will value its assets daily in terms of U.S. dollars, the Portfolio does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

            A Portfolio generally will not enter into a forward contract with a term of greater than one year.


            Swaps, Caps, Floors and Collars. Each of the Income, High Yield, Intrinsic and Small Cap Portfolios may engage in swaps. The High Yield Portfolio may invest up to 5% of its total assets in these instruments. A Portfolio may enter into currency swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars. A Portfolio may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, a Portfolio may enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.


            A Portfolio will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Portfolio under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets; the Adviser believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

            A Portfolio will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to a swap transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

            The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used. The SEC currently takes the position that swaps, caps, floors and collars are illiquid and thus subject to a Portfolio's 15% limitation on investments in illiquid securities.

            Lending Portfolio Securities. Each Portfolio, other than the Money Market Portfolio, may lend its portfolio securities. The High Yield Portfolio may lend portfolio securities with a market value of up to 30% of its total assets and each other Portfolio that can lend portfolio securities can do so up to 33-1/3% of its total assets. A Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral that at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, a Portfolio considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the Portfolio's investment standards to be the equivalent of cash. From time to time, a Portfolio may return to the borrower or a third party (including Custodial Trust Company ("CTC"), or any of its affiliates - see below) that is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

            The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time;
(4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.


            The Portfolios have appointed CTC, an affiliate of BSAM, as Lending Agent. It will share in the revenues (see below). The Trust, CTC, Bear Stearns and other affiliates have obtained an exemptive order from the SEC that, among other things, permits the Portfolios to: (a) pay to CTC, or any of its affiliates, fees based on a share of the proceeds derived by the Portfolios from securities lending transactions; (b) deposit some or all of the cash collateral received in connection with their securities lending activities and other uninvested cash in one or more joint trading accounts; and (c) lend portfolio securities to any affiliated broker-dealers, including Bear Stearns.


            Non-Diversified Status. A non-diversified fund, within the meaning of the 1940 Act, means that the fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Adviser intends to limit a non-diversified Portfolio's investments, however, in order to qualify as a "regulated investment company" for the purposes of Subchapter M of the Code. See "Taxes." To qualify, a non-diversified Portfolio must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the value of its total assets, not more than 5% of the value of the Portfolio's total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a non-diversified Portfolio assumes large positions in the securities of a small number of issuers, the Portfolio's return may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

            Short Selling. The Insiders Select Fund and the Income, High Yield, S&P STARS, S&P STARS Opportunities, Intrinsic and Small Cap Portfolios may engage in short sales. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Portfolio. Until the security is replaced, a portfolio is required to pay to the lender amounts equal to any dividend that accrues during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

            Until a Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

            A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a Portfolio may be required to pay in connection with a short sale. Each Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by a Portfolio.

            Each Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Portfolio's net assets. No Portfolio may sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. No Portfolio may sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.


            Short Sales "Against the Box." Neither the Insiders Select Fund nor any of the Income, S&P STARS, Alpha Growth, Intrinsic and Small Cap Portfolios will at any time have more than 15% of the value of its net assets in deposits on short sales against the box. None of the High Yield, S&P STARS Opportunities or International Equity Portfolios at any time will have more than 25% of the value of its net assets in deposits on short sales against the box. A Portfolio may make short sales "against the box," a transaction in which a Portfolio enters into a short sale of a security that the Portfolio owns. The proceeds of the short sale will be held by a broker until the settlement date, at which time a Portfolio delivers be security to close the short position. A Portfolio receives the net proceeds from the short sales. It currently is anticipated that each Portfolio will make short sales against the box for purposes of protecting the value of the Portfolio's net assets.


            Additional Information about the S&P STARS and S&P STARS Opportunities Portfolios' Investment Strategies. Under normal circumstances, each of the S&P STARS and S&P STARS Opportunities Portfolios (collectively, the "STARS Portfolios") will invest at least 80% of its net assets in securities with any STARS ranking at the time of purchase. For purposes of this policy, "net assets" includes any borrowings for investment purposes. As described in the Prospectus, the principal strategy of each of the S&P STARS and S&P STARS Opportunities Portfolios is to invest at least 85% and 75%, respectively, of its total assets in securities ranked 5-STARS at their time of purchase, or to sell short securities ranked 1-STAR at their time of short sale. The remaining 15% and 25% of the assets of the S&P STARS and S&P STARS Opportunities Portfolios, respectively, may be invested in securities without regard to ratings by S&P (the "Remainder").

            Generally, STARS rankings are determined "at their time of purchase" or "at their time of short sale" based upon the STARS rankings as of the close of business on the day prior to the trade date. Compliance with the STARS rankings for purposes of the Remainder test is measured on any given day without giving effect to securities transactions executed on that day. Securities transactions executed on any given day are given effect for purposes of the Remainder test on the start of the following day. Cash and cash equivalents are counted as part of a STARS Portfolio's total assets, but do not count as part of the Remainder for purposes of determining compliance.

            The Remainder includes securities that are ranked below 5-STARS at the time of purchase, and securities sold short that are ranked above 1-STAR at the time of sale. Once the Remainder is full, a STARS Portfolio cannot continue to purchase non 5-STARS ranked securities, or sell non 1-STAR ranked securities, unless under one of the following two exceptions. First, if a STARS Portfolio buys a 5-STARS ranked stock that S&P later downgrades to a 4-STARS rating, that stock is not included in the Remainder, the Portfolio may continue to hold that stock, and, going forward, may purchase more shares of that stock, without regard to the 15% limitation as long as it is ranked 4-STARS. Second, if a STARS Portfolio has sold short a 1-STAR ranked stock that is later upgraded to 2-STARS, that stock is not included in the Remainder. The Portfolio may continue to maintain its short position in that stock and, going forward, may sell short more shares of that stock, without regard to the Remainder limitation as long as it is ranked 2-STARS.

            Under certain circumstances, a STARS Portfolio's holdings of securities ranked 3-STARS (or less) and/or short positions in securities ranked 3-STARS (or more) can exceed the Remainder without being a violation of the Remainder test. These circumstances include:

            o situations when the Remainder is exceeded because of changes in net assets due to market appreciation, depreciation or share redemptions;

            o     situations when S&P downgrades a stock to 3-STARS or below;

            o situations when S&P upgrades a stock that the STARS Portfolio has sold short to 3-STARS or higher; and

            o situations when, by a corporate action, a 5-STARS stock (or 4-STARS stock that was previously ranked 5-STARS while held by the STARS Portfolio) is split or spun off into two or more stocks ranked below 4-STARS, or unranked.

In each of these situations, however, if the Remainder is full or overflowing, the STARS Portfolio cannot buy additional non 5-STARS ranked stock, or sell non 1-STAR ranked stock, except under the two exceptions described above.

            If S&P upgrades a stock that a STARS Portfolio owns to 5-STARS, that stock is considered to be a 5-STARS stock for all purposes. For example, if the STARS Portfolio has invested 4% of its assets in a stock ranked 3-STARS, and if S&P upgrades the stock to 5-STARS, that stock is no longer counted in the Remainder. Moreover, if S&P upgrades a 3-STARS stock to a 5-STARS stock, and later downgrades it to a 4-STARS stock, the STARS Portfolio may continue to own and purchase more shares of that stock under the first exception described above. Similarly, if S&P downgrades a security that the STARS Portfolio has sold short to 1-STAR, that stock is considered to be a 1-STAR stock for all purposes, and is not counted in the Remainder.


            As described in the Prospectus, neither STARS Portfolio is required to sell a security whose S&P STARS ranking has been downgraded and the Portfolio may purchase additional shares of a four- STARS security that was ranked five STARS at the time it was initially purchased. If the S&P STARS ranking of that security is downgraded to three STARS or less, however, that security is counted toward the Remainder.


            Similarly, neither STARS Portfolio need buy back a one star security it has sold short if the STARS ranking of the security is upgraded and the Portfolio may sell short additional shares of a two-STARS security that was ranked one STAR at the time of the initial short sale. If the S&P STARS ranking of that security is upgraded to three or more STARS, however, new short sales of that security are counted toward the Remainder.

            At any time that a STARS Portfolio's holdings of securities ranked three STARS (or less) and/or short positions in securities ranked three STARS (or more) exceed 15% of its total assets, the Portfolio may not acquire or sell short additional shares of such securities until the amount so invested declines below the Remainder.


            "Standard & Poor's(R)", "S&P and "STARS(R)" are trademarks of Standard & Poor's and have been licensed for use by Bear Stearns . Neither StARS Portfolio is sponsored, managed, advised, sold or promoted by S&P.

            Investment Restrictions. Each Portfolio has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio. Investment restrictions that are not fundamental policies may be changed by vote of a majority of the Trustees at any time. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


Fundamental Restrictions

1.    Concentration


            The Money Market Portfolio may not purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. government securities or in bank instruments issued by domestic banks.

            None of the Insiders Select Fund or the Income, High Yield, S&P STARS, S&P STARS Opportunities, Intrinsic, Small Cap, Alpha Growth or International Equity Portfolios may purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. government securities.

            For purposes of determining concentration of investments in particular industries, with respect to the Money Market Portfolio, BSAM has developed industry classifications that BSAM believes to be reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different; with respect to the High Yield Portfolio, BSAM uses the Standard & Poor's Industry Classifications; with respect to each other Portfolio, BSAM uses the Standard Industry Classifications ("SIC") codes.


2.    Diversification

            The Money Market Portfolio may not purchase securities of any one issuer if as a result more than 5% of the value the Portfolio's assets would be invested in the securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation and provided that there is no limitation with respect to investments in U.S. government securities and domestic bank instruments.

            None of the Income, Intrinsic or Small Cap Portfolios may invest more than 5% of its assets in the obligations of any single issuer, except that:
(i) up to 25% of the value of a Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or sponsored enterprises may be purchased, without regard to any such limitation; and (ii) up to 25% of the value of a Portfolio's total assets may be invested in shares of the Money Market Portfolio.


3.    Single Issuer


            None of the Income, Intrinsic or Small Cap Portfolios may hold more than 10% of the outstanding voting securities of any single issuer, except for shares of the Money Market Fund (see "Diversification" above). This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.


4.    Commodities

            The Money Market Portfolio may not purchase or sell commodities contracts, or invest in oil, gas or mineral exploration or development programs or in mineral leases.


            No Portfolio, other than the Money Market Portfolio, may invest in commodities, except that each such Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.


5.    Real Estate


            The Money Market Portfolio may not purchase or sell real estate or real estate limited partnerships, provided that the Portfolio may purchase securities of issuers that invest in real estate or interests therein.

            No Portfolio, other than the Money Market Portfolio, may purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but each such Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.


6.    Borrowing

            The Money Market Portfolio may not borrow money, except that the Portfolio may (i) borrow money for temporary or emergency purposes from banks or, subject to specific authorization by the SEC, from funds advised by the Adviser to an affiliate of the Adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).


            No Portfolio, other than the Money Market Portfolio, may borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entering into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.


7.    Lending

            The Money Market Portfolio may not make loans, except that the Portfolio may (i) purchase or hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements for securities, (iii) subject to specific authorization by the SEC, lend money to other funds advised by the Adviser or an affiliate of the Adviser.


            No Portfolio, other than the Money Market Portfolio, may make loans to others, except through the purchase of debt obligations and the entering into of repurchase agreements. However, each such Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.


8.    Underwriting

            The Money Market Portfolio may not act as an underwriter of securities, except insofar as the Portfolio may be deemed an underwriter under applicable securities laws in selling portfolio securities.


            No Portfolio, other than the Money Market Portfolio, may act as an underwriter of securities of other issuers, except to the extent each such Portfolio may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.


9.    Senior Securities


            None of the Money Market, High Yield, S&P STARS Opportunities, Intrinsic, Alpha Growth or International Equity Portfolios may issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that
(a) each such Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each such Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the Investment Restriction related to Borrowing, each such Portfolio may borrow money as authorized by the 1940 Act.

            Neither the Insiders Select Fund nor the Income, S&P STARS or Small Cap Portfolios may issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).


10.   Margin


            Neither the Insiders Select Fund nor the Income, S&P STARS, S&P STARS Opportunities, Intrinsic or Small Cap Portfolios may purchase securities on margin, but each such Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.


11.   Unseasoned Issuers

            The S&P STARS Portfolio may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments, in all such companies to exceed 5% of the value of its total assets.

12.   Management or Control

            The S&P STARS Portfolio may not invest in the securities of a company for the purpose of exercising management or control, but it will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Non-Fundamental Restrictions.

1.    Pledging Assets


            No Portfolio, other than the Money Market Portfolio, may pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.


2.    Options

            The Money Market Portfolio may not write or sell puts, calls, straddles, spreads or combinations thereof.


            None of the Insiders Select Fund nor the Income, S&P STARS, S&P STARS Opportunities, Intrinsic or Small Cap Portfolios or the Insiders Select Fund may purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and SAI.


3.    Other Investment Companies

            The Money Market Portfolio may not purchase securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition, or reorganization.


            No Portfolio, other than the Money Market Portfolio, may purchase securities of other investment companies, except to the extent permitted under the 1940 Act. This restriction does not apply to investments by such Portfolios in shares of the Money Market Portfolio.


4.    Unseasoned Issuers


            None of the Insiders Select Fund , the S&P STARS Opportunities Portfolio or the Intrinsic Portfolio may purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.


5.    Management or Control


            None of the Intrinsic, Small Cap or S&P STARS Opportunities Portfolios or the Insiders Select Fund may invest in the securities of a company for the purpose of exercising management or control, but each such Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

6.    Illiquid Securities

            The Money Market Portfolio may not knowingly invest more than 10% of the value of its assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.


            None of the Income, S&P STARS, S&P STARS Opportunities, Intrinsic or Small Cap Portfolios or the Insiders Select Fund may enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

            None of the High Yield, Alpha Growth or International Equity Portfolios may knowingly invest more than 15% of the value of its assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.


7.    Margin

            The Money Market Portfolio may not purchase securities on margin, make short sales of securities, or maintain a short position.


            None of the High Yield, Alpha Growth or International Equity Portfolios may purchase securities on margin, but each such Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.


8.    Short Sales


            Neither the Alpha Growth Portfolio nor the International Equity Portfolio may make short sales of securities, other than short sales "against the box."


9.    Investments while Borrowing.


            None of the Money Market, High Yield, Alpha Growth or International Equity Portfolios may make additional investments when borrowing exceeds 5% of Portfolio assets.


10.   Warrants

            The Money Market Portfolio may not invest in warrants.

                             MANAGEMENT OF THE TRUST


            Board of Trustees. Overall responsibility for management of the Trust rests with the Trustees. The Trust is managed by the Trustees in accordance with the laws of The Commonwealth of Massachusetts. There are currently five Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). In addition, there is one Advisory Board Member who attends meetings and receives compensation from the Trust but does not vote. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

            The following tables show the Trustees, their ages, positions with the Trust, length of time served, principal occupations during the past five years, and directorships of other companies that file reports under the Securities Exchange Act of 1934. Each Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust is listed in the table under "Interested Trustees." Sen. Dixon may be considered an interested person because the law firm with which he is affiliated has performed legal services for Bear Stearns.

            Each Trustee oversees 10 portfolios in the Trust. There is no defined term of office, and each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor. The Board has adopted a retirement policy that (i) requires a Trustee to retire before reaching the age of 75 and (ii) prohibits a Trustee who has reached the age of 72 from standing for re-election to the Board. The mailing address of each Trustee is c/o The Bear Stearns Funds, 383 Madison Avenue, New York, New York 10179.


-------------------------------------------------------------------------------------------
                  Position(s)
                   with the                                                         Other
                   Trust and                                                     Directorships
                   Length of                                                       Held by
 Name and Age    Time Served   Principal Occupation(s) in the Past 5 Years        Trustee
-------------------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------
John S. Levy -   Trustee,      Managing Partner, Fayerwearther Capital           SL Green
67               since 2000    Partners (private investment partnership).       Realty
                                                                                 Corp.
-------------------------------------------------------------------------------------------
M.B. Oglesby,    Trustee,      Consultant; Vice Chairman, BKSH & Associates,     None
 Jr. - 60        since 1995    Washington D.C.  (government lobbyists) (2002 -
                               present); Formerly, Chief of Staff to United
                               States Trade Representative, Executive Office of
                               the President (2001-2002); Consultant, Chairman,
                               Oglesby Properties, Inc.; President and Chief
                               Executive Officer, Association of American
                               Railroads; Vice Chairman, Cassidy & Associates.
-------------------------------------------------------------------------------------------
Robert E.        Trustee,      Retired; Formerly, Vice President,                None
Richardson - 61  since 2000    Broker/Dealer Department, Mellon Bank
                               (financial services) (1991-1999).
-------------------------------------------------------------------------------------------
                            "INTERESTED" TRUSTEES(1)
-------------------------------------------------------------------------------------------
Michael Minikes  Chairman of   Treasurer, The Bear Stearns Companies Inc. and  None
- 60             the Board     Bear Stearns; Senior Managing Director, Bear
                 and Trustee,  Stearns ; Co-President, Bear, Stearns
                 since 1999    Securities Corporation (1999-present);
                               Director, CTC and Bear Stearns Bank plc.
-------------------------------------------------------------------------------------------
Doni L. Fordyce  President     Director, President and Chief Operating         None
- 43             and Trustee,  Officer, Senior Managing Director, BSAM
                 since 2000
-------------------------------------------------------------------------------------------
                   Position
                   with the
                   Trust and
                   Length of
   Name and Age    Time Served         Principal Occupation(s) in the Past 5 Years
-------------------------------------------------------------------------------------------
                                ADVISORY TRUSTEE
-------------------------------------------------------------------------------------------
Alan J. Dixon -  Advisory      Partner - Corporate, Business and Legislative Law, Bryan
77               Trustee,      Cave (law firm); Formerly, United States Senator
                 since  1995  (1981-1992).
-------------------------------------------------------------------------------------------
---------------
(1)   The Interested Trustees are considered to be "interested persons" (as defined by the 1940 Act) of the Trust because of their employment with
      BSAM or Bear Stearns.


            Board Committees. The Board currently has an Audit Committee and a Board Process and Nominating Committee. The Audit Committee met twice during the last fiscal year. The members of the Audit Committee are Mr. Richardson (Chairman), Mr. Levy and Mr. Oglesby. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

            The Board Process and Nominating Committee, which will consist of all of the Independent Trustees, was formed on February 12, 2003. The primary purposes of this Committee, which did not meet during the fiscal year ended March 31, 2003, are to oversee and make recommendations to the Board regarding the governance policies and procedures of the Board and to nominate Trustees for election to the Board. This Committee will not consider nominee recommendations from shareholders of the Portfolios.

            Trustee Ownership of Trust Shares. The dollar ranges of securities beneficially owned by the Trustees in each Portfolio and in the Bear Stearns Family of Investment Companies* as of December 31, 2002, are as follows:

--------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity
                                              Securities Held in All Registered
                Dollar Range of Equity        Investment Companies Overseen by
                Securities Held in the        Trustee in Family of Investment
Trustee         Portfolios Companies          Companies
--------------------------------------------------------------------------------
Ms. Fordyce      S&P STARS -- $10,001-$50,000        $50,001-$100,000
                Intrinsic Value -- $10,001-$50,000
                Small Cap Value -- $10,001-$50,000
--------------------------------------------------------------------------------
Mr. Levy        None                                 None
--------------------------------------------------------------------------------
Mr. Minikes     Money Market-- Over $100,000         Over $100,000
                High Yield -- Over $100,000
                S&P STARS -- Over $100,000
--------------------------------------------------------------------------------
Mr. Oglesby     None                                 None
--------------------------------------------------------------------------------
Mr. Richardson  Alpha Growth-- $1-$10,000            $1-$10,000
--------------------------------------------------------------------------------
   * "Family of Investment Companies" consists of all the Portfolios.

            No Independent Trustee nor any of his family members owns beneficially or of record an interest in the Adviser, the Sub-Adviser or Bear Stearns or in any entity directly or indirectly controlling, controlled by, or under common control with these entities.

            Remuneration of Trustees and the Advisory Trustee. The Trust pays each Independent and Advisory Trustee an annual fee of $25,000 for serving as an Independent or Advisory Trustee, and an additional per meeting fee ($2,000 per in person and $1,500 per telephonic meeting). Independent and Advisory Trustees attending an audit committee meeting (whether in-person or by telephone) receive a per-meeting fee of $1,000. Each Independent or Advisory Trustee is reimbursed for all expenses in attending a Board or committee meeting.

            The following table indicates the compensation that each Trustee and the Advisory Trustee received from the Trust for the fiscal year ended March 31, 2003.

                    TRUSTEE and ADVISORY TRUSTEE COMPENSATION

            Trustee                     Aggregate Compensation from Trust

Peter M. Bren*                               $24,000

                   TRUSTEE and ADVISORY TRUSTEE COMPENSATION

            Trustee                     Aggregate Compensation from Trust

Sen. Dixon (Advisory Trustee)                 23,500
Ms. Fordyce                                     None
Mr. Levy                                      24,000
Mr. Minikes                                     None
Mr. Oglesby                                   25,500
Mr. Richardson                                25,500
Robert M. Steinberg*                            None

______________________
*     Mr. Bren and Mr. Steinberg retired from the Board on May 14, 2003.



            Officers. The officers of the Trust who are not Trustees, their ages, positions with the Trust and length of time served, and their principal occupations during the past five years, are as follows. Each serves until the earlier of resignation, removal, retirement, death, or the election of a successor. The mailing address for each officer is 383 Madison Avenue, New York, New York 10179.

--------------------------------------------------------------------------------
                    Position(s)
                     with the
                    Trust and
                    Length of
  Name and Age     Time Served     Principal  Occupations in the Past 5 Years
--------------------------------------------------------------------------------
Barry Sommers -    Executive      Senior Managing Director (2000-present),
34                 Vice           Head of Marketing and Sales for the Trust
                   President,     (1997 - present) and Managing Director, Bear
                   since 1998     Stearns (1997-2000).
--------------------------------------------------------------------------------
Stephen A.         Vice           General Counsel,  Managing Director/Principal
Bornstein - 59     President and  and Executive Vice President,  BSAM; Managing
                   Secretary,     Director/Principal, Bear Stearns; Vice
                   since 1995     President, General Counsel and Secretary,
                                  BSFM.
--------------------------------------------------------------------------------
Frank J. Maresca   Vice           President and Chief Executive Officer,  BSFM;
- 44               President and  Senior Managing Director, Bear Stearns (2001
                   Treasurer,     - present); Managing Director, Bear Stearns.
                   since 1995
--------------------------------------------------------------------------------
Vincent L.         Assistant      Executive Vice President,  BSFM; Managing
Pereira -  38     Treasurer,      Director, Bear Stearns (1999-present);
                   since 1995     Associate Director, Bear Stearns (1997-1999).
--------------------------------------------------------------------------------
Alaina V. Metz, 36 Assistant      Chief Administrative Officer of BISYS Fund
                   Secretary,     Services.
                   since 2002.
--------------------------------------------------------------------------------

            The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.



            As of July 3, 2003, the Trustees and officers as a group owned beneficially less than 1% of any class of a Portfolio's outstanding shares .


                             MANAGEMENT ARRANGEMENTS

            The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Portfolios."

            General. On December 3, 1997, BSFM, the registered investment adviser of the Portfolios at that time, changed its name to BSAM. On December 4, 1997, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for the Trust and other affiliated and non-affiliated investment companies.

            S&P STARS Portfolio. Prior to June 25, 1997, the Portfolio invested all of its assets into the S&P STARS Master Series of S&P STARS Fund (the "Master Series"), rather than directly in a portfolio of securities in an arrangement typically referred to as a "master-feeder" structure. Active portfolio management was performed at the Master Series level and BSFM was retained by the Master Series rather than the Portfolio. At a meeting held on June 18, 1997, a majority of the shareholders of the Portfolio approved an investment advisory contract between BSAM and the Portfolio and BSAM began active management of the Portfolio's investments. Historical information provided below for periods prior to June 25, 1997 pertaining to items such as advisory fees, portfolio turnover, and brokerage expenses reflects those items as incurred by the Master Series.


            Investment Advisory Agreement. BSAM provides investment advisory services to each Portfolio pursuant to an Amended and Restated Investment Advisory Agreement with the Trust approved by a majority of each Portfolio's shareholders on April 17, 2000, except for the S&P STARS Opportunities Portfolio, whose shareholders approved the Agreement on May 21, 2001. The Advisory Agreement had an initial term of two years from the date of execution and continues automatically for successive annual periods ending on April 17th of each year, provided such continuance is specifically approved at least annually by (i) the Board or (ii) the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, as to a Portfolio, without penalty, on 60 days' notice, by the Board or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. As to the relevant Portfolio, the Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

            BSAM is a wholly-owned subsidiary of The Bear Stearns Companies Inc. The following individuals are directors and/or senior officers of BSAM: Richard
A. Marin, Chairman of the Board and Chief Executive Officer, Mark A. Kurland, Director and Senior Managing Director; Doni L. Fordyce, Director, President, Chief Operating Officer and Senior Managing Director; Stephen A. Bornstein, General Counsel, Executive Vice President and Managing Director; Michael E. Guarasci, Director, Chief Financial Officer and Senior Managing Director; Robert Adler, Director, Chief Administrative Officer and Senior Managing Director; and Lawrence Lafer, Secretary, Chief Compliance Officer and Managing Director.


            The following factors characterize BSAM's overall equity investment operations (other than for the Alpha Growth Portfolio):

            o disciplined fundamental analysis augmented by identifying catalysts for improved financial results;
            o     first-hand knowledge of company management;

            o focus on long-term market efficiency and timeliness; not timing; and
            o     active portfolio management with disciplined sell strategy.

            Portfolio Managers. BSAM provides investment advisory services to each Portfolio in accordance with its stated policies, subject to the approval of the Board. BSAM (and, with respect to the International Portfolio, the Sub-Adviser) provides each Portfolio with a portfolio managers authorized by the Board to execute purchases and sales of securities. All purchases and sales are reported for the Board' review at the meeting subsequent to such transactions.


            Advisory Fees. The following table shows the monthly fees that the Trust has agreed to pay BSAM for advisory services to the Portfolios, at the indicated annual percentage of the value of a Portfolio's average daily net assets.


                                 ADVISORY FEES

-------------------------------------------------------------------------------
       Portfolio              Fee             Portfolio              Fee
-------------------------------------------------------------------------------
 Money Market               0.20%       Alpha Growth              0.65%
-------------------------------------------------------------------------------
 Income                     0.45%       Intrinsic                 0.75%
-------------------------------------------------------------------------------
 High Yield                 0.60%       Small Cap                 0.75%
-------------------------------------------------------------------------------
 S&P STARS                  0.75%       Insiders Select Fund      1.00%
-------------------------------------------------------------------------------

 S&P STARS Opportunities    0.75%       International Equity      1.00%


-------------------------------------------------------------------------------


            Insiders Select Fund. The monthly fee that the Insiders Select Fund will pay BSAM will be adjusted monthly if the Portfolio outperforms or underperforms its benchmark, the S&P MidCap 400 Index. This adjustment may increase or decrease the total advisory fee payable to BSAM by an annual rate of up to 0.50% of the value of the Portfolio's average daily net assets. The following table details this adjustment. For the fiscal year ended March 31, 2003, this adjustment fee decreased the total advisory fee payable by the Portfolio by $164,766 (0.49% of its average daily net assets) due to its underperformance relative to the Index. As a result, the annual rate was adjusted to 0.51% before any reduction for fee waivers or expense reimbursements.


                      INSIDERS SELECT FULCRUM FEE SCHEDULE
-------------------------------------------------------------------------------
Percentage Point Difference Between Designated Class  Basic  Performance Total
                     Performance
    (Net of Expenses Including Advisory Fees) and     Fee    Adjustment  Fee
    Percentage Change in the S&P MidCap 400 Index      (%)    Rate (%)    (%)
-------------------------------------------------------------------------------
+3.00 percentage points or more                       1.00%     0.50%    1.50%
-------------------------------------------------------------------------------
+2.75 percentage points or more but less than + 3.00
percentage points                                     1.00%     0.40%    1.40%
-------------------------------------------------------------------------------
+2.50 percentage points or more but less than + 2.75
percentage points                                     1.00%     0.30%    1.30%
-------------------------------------------------------------------------------
+2.25 percentage points or more but less than + 2.50
percentage points                                     1.00%     0.20%    1.20%
-------------------------------------------------------------------------------
+2.00 percentage points or more but less than + 2.25
percentage points                                     1.00%     0.10%    1.10%
-------------------------------------------------------------------------------
Less than + 2.00 percentage points but more than
-2.00 percentage points                               1.00%     00.0%    1.00%
-------------------------------------------------------------------------------
-2.00 percentage points or less but more than -2.25
percentage points                                     1.00%    -0.10%    0.90%
-------------------------------------------------------------------------------
-2.25 percentage points or less but more than -2.50
percentage points                                     1.00%    -0.20%    0.80%
-------------------------------------------------------------------------------
-2.50 percentage points or less but more than -2.75
percentage points                                     1.00%    -0.30%    0.70%
-------------------------------------------------------------------------------
-2.75 percentage points or less but more than -3.00
percentage points                                     1.00%    -0.40%    0.60%
-------------------------------------------------------------------------------
-3.00 percentage points or less                       1.00%    -0.50%    0.50%
-------------------------------------------------------------------------------

            The following table shows the investment advisory fees that the Portfolios paid to BSAM and the amounts that BSAM waived for the last three fiscal years ended March 31.



-------------------------------------------------------------------------------------------------
                             ADVISORY FEES PAID TO BSAM
-------------------------------------------------------------------------------------------------
                            2003                        2002                           2001
-------------------------------------------------------------------------------------------------
                    Paid           Waived       Paid           Waived        Paid           Waived
-------------------------------------------------------------------------------------------------
Money Market      $2,771,562    $2,061,690   $2,202,531    $2,020,737      $899,605    $1,490,775
-------------------------------------------------------------------------------------------------
Income                     0       272,794          0         138,087             0        70,036
-------------------------------------------------------------------------------------------------
High Yield           356,017       638,911      128,825       643,460        18,894       545,577
-------------------------------------------------------------------------------------------------
S&P STARS
Opportunities        180,609       236,770            0       154,730          N/A            N/A
-------------------------------------------------------------------------------------------------
S&P STARS          9,661,882     2,484,380   17,982,175     2,186,175    14,715,672     2,351,311
-------------------------------------------------------------------------------------------------
Insiders Select       24,429       174,426            0       401,010        19,430       201,339
Fund
-------------------------------------------------------------------------------------------------
Intrinsic            200,939       274,718       2,224        371,549             0       166,359
-------------------------------------------------------------------------------------------------
Small Cap            167,246       294,546      154,416       371,006       173,034       369,022
-------------------------------------------------------------------------------------------------
Alpha Growth          44,566       275,150            0       203,504             0       214,667
-------------------------------------------------------------------------------------------------
International
Equity               294,337       369,277      360,938       467,388       488,077       553,510
-------------------------------------------------------------------------------------------------


            In addition, BSAM reimbursed the following amounts for the last three fiscal years ended March 31, in order to maintain applicable expense limitations.


--------------------------------------------------------------------------------
                          EXPENSES REIMBURSED BY BSAM
--------------------------------------------------------------------------------
                                2003              2002              2001
--------------------------------------------------------------------------------
Money Market                       $0               $0           $37,630
--------------------------------------------------------------------------------
Income                        158,098          306,705           315,187
--------------------------------------------------------------------------------
High Yield                          0                0            62,949
--------------------------------------------------------------------------------
S&P STARS Opportunities        20,002           19,592               N/A
--------------------------------------------------------------------------------
Insiders Select Fund                0           33,197           134,452
--------------------------------------------------------------------------------
Intrinsic                           0                0           163,697
--------------------------------------------------------------------------------
Small Cap                           0                0                 0
--------------------------------------------------------------------------------
Alpha Growth                    4,349          128,938           106,446
--------------------------------------------------------------------------------
International Equity           11,336                0            16,426
--------------------------------------------------------------------------------



            Investment Sub-Advisory Agreement. The Sub-Adviser provides investment advisory services to the International Equity Portfolio pursuant to an Amended and Restated Investment Sub-Advisory Agreement with BSAM approved by a majority of the Portfolio's shareholders on April 17, 2000. The Sub-Advisory Agreement had an initial term of two years from the date of execution and continues automatically for successive annual periods ending on April 17th of each year, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, provided that in either case its continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty,
(i) by BSAM upon 60 days' notice to the Sub-Adviser, (ii) by the Board or by vote of the holders of a majority of the Portfolio's shares upon 60 days' notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon not less than 90 days' notice to the Trust and BSAM. The Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). As compensation for the Sub-Adviser's services, BSAM has agreed to pay the Sub-Adviser a monthly fee calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end, and 0.60% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $65 million at the relevant month end. During the fiscal years ended March 31, 2001 , 2002 and 2003, the Sub-Adviser earned fees of $358,948 , $224,343 and $136,477, respectively.


            On September 30, 1999, the SEC entered a Consent Order in In the Matter of Marvin & Palmer Associates, Inc. et al. (Admin. Proc. File No. 3-10072). Without admitting or denying the allegations, the Sub-Adviser and David F. Marvin, its Chairman and Chief Executive Officer, consented to the Order in which the SEC found that the Sub-Adviser, Mr. Marvin and two unrelated parties violated, or aided in the violation of Sections 206(1), 206(2) and 207 of the Investment Advisers Act of 1940, as amended, in connection with the alleged failure of the Sub-Adviser to properly disclose a soft dollar arrangement with a third party. The Consent Order, among other things, censured the Sub-Adviser and Mr. Marvin and ordered the Sub-Adviser to pay disgorgement and prejudgment interest in the aggregate amount of $976,980. The Sub-Adviser and Mr. Marvin were ordered to pay civil money penalties in the amounts of $50,000 and $25,000, respectively. Neither the Sub-Adviser nor Mr. Marvin is prohibited from acting as, or being associated with, an investment adviser.


            Considerations of the Board in Continuing the Advisory and Sub-Advisory Agreements. The Board last approved the agreements on February 12, 2003. In determining whether it was appropriate to approve the agreements, the Board requested information, provided by the Advisers, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Trust and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the agreements, the Board reviewed numerous factors with respect to each Portfolio separately. The Board first reviewed each Portfolio's investment performance during the year. Although investment performance was a significant factor in determining that the agreements should be continued, the following additional factors, among others, were considered by the Board in evaluating the fairness and reasonableness of the compensation to be paid to the Advisers:


            o     Services provided under the agreements;


            o Requirements of the Portfolios for the services provided by the Advisers;


            o     The quality of the services expected to be provided;
            o     Fees payable for the services;
            o     Total expenses of each Portfolio;
            o The Adviser's commitments to operating the Portfolios at competitive expense levels;
            o Profitability of the Adviser with respect to its relationship with the Portfolios;


            o Soft-dollar and other service benefits received by the Advisers, including, sources of revenue to affiliates of the Adviser from the Portfolios through custodian and administration fees;
            o     Capabilities and financial condition of the Advisers;


            o     Current economic and industry trends; and
            o historical relationship between each Portfolio and the Adviser and, with respect to the International Equity Portfolio, the Sub-Adviser.

            Current management fees were reviewed in the context of the Adviser's profitability on a Portfolio-by-Portfolio basis.

            Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the agreements were consistent with the best interests of the Portfolios and their shareholders, and the Board unanimously approved the agreements for additional annual periods on the basis of the foregoing review and discussions and the following considerations, among others:


            o The fairness and reasonableness of the investment advisory fee payable to the Advisers under the agreements in light of the investment advisory services provided, the costs of these services, the profitability of the Advisers' relationship with the Portfolios, and the comparability of the fees paid to fees paid by other investment companies;


            o The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided by the Adviser in its management of the Portfolios and the Portfolios' historic performance, including the success of the Portfolios in achieving stated investment objectives;

            o The Adviser's entrepreneurial commitment to the management of the Portfolios and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Portfolios;


            o The Advisers' representations regarding its staffing and capabilities to manage the Portfolios, including the retention of personnel with relevant portfolio management experience; and


            o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.


            Administration Agreement. BSFM provides certain administrative services to the Trust pursuant to the Administration Agreement with the Trust dated February 22, 1995, as revised April 11, 1995, June 2, 1997, September 8, 1997, February 4, 1998, July 29, 1999 and May 21, 2001. The Administration Agreement was last approved on February 12, 2003 and thereafter will be subject to annual approval by (i) the Board or (ii) vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust, provided that in either event its continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement may be terminated without penalty on 60 days' notice by the Board or by vote of the holders of a majority of the Trust's shares or, upon not less than 90 days' notice, by BSFM. As to each Portfolio, the Administration Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

            For administrative services, the Trust has agreed to pay BSFM a monthly fee at the annual rate of 0.05% of the average daily net assets of the Money Market Portfolio. With respect to each other Portfolio, the Trust has agreed to pay BSFM a monthly fee, on behalf of each such Portfolio, equal to an annual rate of 0.15% of such Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of net assets above $5 billion. The following table shows the administration fees that the Portfolios paid to BSFM for the last three fiscal years ended March 31.

                      ADMINISTRATION FEES PAID TO BSFM
------------------------------------------------------------------------------
                               2003            2002             2001
------------------------------------------------------------------------------
    Money Market         $1,208,290      $1,055,817           $607,003
------------------------------------------------------------------------------

                      ADMINISTRATION FEES PAID TO BSFM
------------------------------------------------------------------------------
                               2003            2002             2001
------------------------------------------------------------------------------
  Income                     90,932          46,029             23,345
------------------------------------------------------------------------------
  High Yield                249,273         193,073            141,113
------------------------------------------------------------------------------
  S&P STARS               2,176,306       3,389,113          3,253,700
------------------------------------------------------------------------------
  S&P STARS Opportunities    87,517          30,946                N/A
------------------------------------------------------------------------------
  Insiders Select Fund       50,245          53,213             44,316
------------------------------------------------------------------------------
  Intrinsic                  95,695          74,754             33,272
------------------------------------------------------------------------------
  Small Cap                  92,359         105,085            108,340
------------------------------------------------------------------------------
  Alpha Growth               75,311          46,962             49,519
------------------------------------------------------------------------------
  International Equity      101,243         124,249            158,236
------------------------------------------------------------------------------

            Administrative Services Agreement. BISYS Fund Services Inc. (Ohio) ("BISYS") provides certain administrative services to the Portfolios pursuant to a Fund Accounting and Administrative Services Agreement with the Trust dated as of May 1, 2002. For administrative and accounting services, the Trust has agreed to pay BISYS the following asset-based fees. The asset-based fees set forth below are subject to an annual minimum fee of $1,120,000 for the entire U.S. fund complex, subject to certain adjustments.


                         Assets                                  Fees*
                         ------                                  -----

Portfolios other than the Money Market Portfolio (as a
complex)
      Assets $0 - $3 Billion                                      3.50
      Assets greater than $3 and up to $6 Billion                 2.50
      Assets greater than $6 Billion                              1.50
 Money Market Portfolio (individually)
      Assets $0 - $150 Million                                    6.00
      Assets greater than $150 and up to $300 Million             4.00
      Assets greater than $300 and up to $600 Million             2.00
      Assets greater than $600 Million and up to $1
      Billion                                                     1.00
      Assets greater than $1 Billion                              0.85

----------
* Fees are stated in basis points and are applied as an annual rate based on average net assets to the respective asset levels indicated above.

            The following table shows the administrative services fees that the Portfolios paid to BISYS for the period from May 1, 2002 to March 31, 2003.


               ADMINISTRATION FEES PAID TO BISYS
-----------------------------------------------------------------
                           Period Ended March 31, 2003
-----------------------------------------------------------------
Money Market                             $338,878
-----------------------------------------------------------------
Income                                     20,174
-----------------------------------------------------------------
High Yield                                 53,607
-----------------------------------------------------------------
S&P STARS                                 494,443
-----------------------------------------------------------------
S&P STARS Opportunities                    18,368
-----------------------------------------------------------------
Insiders Select Fund                       10,588
-----------------------------------------------------------------
Intrinsic                                  20,313
-----------------------------------------------------------------
Small Cap                                  19,198
-----------------------------------------------------------------

               ADMINISTRATION FEES PAID TO BISYS
-----------------------------------------------------------------
                           Period Ended March 31, 2003
-----------------------------------------------------------------
Alpha Growth                               16,296
-----------------------------------------------------------------
International Equity                       21,265
-----------------------------------------------------------------


            The following table shows the administrative services fees that the Portfolios paid to PFPC, the former fund accounting and sub-administrative agent for the Trust, for the period from April 1, 2002 to April 30, 2002 and the fiscal years ended March 31, 2002 and March 31, 2001.


                  ADMINISTRATION FEES PAID TO PFPC


-------------------------------------------------------------------------------
                       From April 1 to April 30,      2002          2001
                                   2002
-------------------------------------------------------------------------------
Money Market                         $42,484        $441,579       $323,159
-------------------------------------------------------------------------------
Income                                 9,827         103,729         73,037
-------------------------------------------------------------------------------
High Yield                            14,507         139,860        134,135
-------------------------------------------------------------------------------
S&P STARS                             32,580         891,801        823,384
-------------------------------------------------------------------------------
S&P STARS
Opportunities                         12,614          52,478            N/A
-------------------------------------------------------------------------------
Insiders Select Fund                   8,329          96,959         91,860
-------------------------------------------------------------------------------
Intrinsic                             10,309         122,437         76,068
-------------------------------------------------------------------------------
Small Cap                             14,081         130,018        141,113
-------------------------------------------------------------------------------
Alpha Growth                           9,446          89,405         86,997
-------------------------------------------------------------------------------
International Equity                  11,239         147,865        136,083
-------------------------------------------------------------------------------


            Distribution Plans. Rule 12b-1 adopted by the SEC under Section 12 of the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. On April 17, 2000, the Trust's shareholders approved amended and restated distribution plans with respect to Class A, Class B and Class C shares (the "Distribution Plans"). The Board believes that there is a reasonable likelihood that the Distribution Plans will benefit each Portfolio and the holders of its Class A, Class B and Class C shares.


            The Board reviews a quarterly report of the amounts expended under the Distribution Plans, and the purposes for which such expenditures were incurred. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs that holders of a class of shares may bear pursuant to such Plan without approval of such affected shareholders and that other material amendments of the Plan must be approved by the Board, and by the Independent Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Trust is required by a SEC rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of both Class A and Class B shares, voting separately by class. Each Distribution Plan and related agreement is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. A Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement may be terminated without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Each Plan provides that to the extent that any payments made by Bear Stearns, BSFM, BSAM or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of Portfolio shares within the context of Rule 12b-1, then such payments shall be deemed to be authorized by the Plan.

            The following tables show the amounts that each class of shares of each Portfolio paid for the fiscal year ended March 31, 2003 under the relevant Distribution Plan, including (i) amounts paid to broker-dealers, and (ii) amounts retained by Bear Stearns for commissions it advanced to dealers for fund share sales, and other distribution expenses including advertising, printing, mailing prospectuses to prospective shareholders, compensation to sales personnel, and interest, carrying, or other financing charges. These tables include amounts paid for personal services rendered to shareholders of the Portfolios. During the last fiscal year, under the relevant Distribution Plan, Class A shares made no payments for compensation to the Distributor, Class B shares made no payments for compensation to broker-dealers and Class C shares made no payments for advertising.


                        CLASS A RULE 12B-1 PAYMENTS
--------------------------------------------------------------------
                                       Compensation
                       Total Payments  to Broker-dealers Advertising
--------------------------------------------------------------------
 Income                     $16,239           $1,937     $14,302
--------------------------------------------------------------------
 High Yield                  73,788           55,245      18,543
--------------------------------------------------------------------
 S&P STARS                1,747,015           65,295   1,681,720
--------------------------------------------------------------------
 S&P STARS                   62,139           13,295      48,844
  Opportunities
--------------------------------------------------------------------
 Insiders Select Fund        40,048            2,786      37,262
--------------------------------------------------------------------
 Intrinsic                   46,966            4,810      42,156
--------------------------------------------------------------------
 Small Cap                   43,083              443      42,640
--------------------------------------------------------------------
 Alpha Growth                72,005            3,368      68,637
--------------------------------------------------------------------
 International Equity       64,322            10,006      54,316
--------------------------------------------------------------------

                     CLASS B RULE 12B-1 PAYMENTS
--------------------------------------------------------
                              Total        Interest/
                           Payments     Amortization*
--------------------------------------------------------
Income                    $106,146         $106,146
--------------------------------------------------------
High Yield                 267,039          267,039
--------------------------------------------------------
S&P STARS                3,224,582        3,224,582
--------------------------------------------------------
S&P STARS Opportunities    135,097          135,097
--------------------------------------------------------
Insiders Select Fund        74,345           74,345
--------------------------------------------------------
Intrinsic                   77,642           77,642
--------------------------------------------------------
Small Cap                   45,176           45,176
--------------------------------------------------------
Alpha Growth                91,858           91,858
--------------------------------------------------------
International Equity        43,882           43,882
--------------------------------------------------------
*For advances of commissions paid to broker-dealers.


                           CLASS C RULE 12B-1 PAYMENTS
------------------------------------------------------------------------
                                          Compensation to   Compensation to
                       Total Payments     Broker-dealers    Underwriter
------------------------------------------------------------------------
Income                      $68,881          $56,670         $12,211
------------------------------------------------------------------------
High Yield                  267,383          242,812          24,571
------------------------------------------------------------------------

                           CLASS C RULE 12B-1 PAYMENTS
------------------------------------------------------------------------
                                          Compensation to   Compensation to
                       Total Payments     Broker-dealers    Underwriter
------------------------------------------------------------------------

S&P STARS                 2,645,155        2,272,962         372,193
------------------------------------------------------------------------
S&P STARS Opportunities     106,006           77,934          28,072
------------------------------------------------------------------------
Insiders Select Fund         53,031           45,937           7,094
------------------------------------------------------------------------
Intrinsic                    92,400           65,416          26,984
------------------------------------------------------------------------
Small Cap                    89,045           66,723          22,322
------------------------------------------------------------------------
Alpha Growth                 66,049           66,049               0
------------------------------------------------------------------------
International Equity        131,193           74,529          56,664
------------------------------------------------------------------------

            The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Trust pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:


            o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described below,
            o may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
            o employs personnel to support distribution of Class B and Class C shares, and
            o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

            When Class B or Class C shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on these shares.


            The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges ("CDSCs") collected on redeemed shares and from the Trust under the plans. If either the Class B or Class C plan is terminated by the Trust, the Board may allow the Trust to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

            All payments under the Class B and Class C plans are subject to the limitations imposed by NASD Conduct Rules on payments of asset-based sales charges and service fees.


            Shareholder Servicing Plan. The Trust has adopted a shareholder servicing plan on behalf of Class A, Class B and Class C shares of the Portfolios (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Trust may enter into agreements under which a Portfolio pays fees of up to 0.25% of the average daily net assets of a share Class for expenses incurred in connection with the personal service and maintenance of Portfolio shareholder accounts, responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

            Expenses. The Trust bears all expenses incurred in its operation, except to the extent that BSAM specifically assumes them. The Trust bears the following expenses, among others: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSAM or its affiliates, SEC fees, state Blue Sky qualification fees, advisory, administrative and Trust accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Trust are allocated among the Portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.


            Expense Limitations. BSAM has agreed in writing to limit the expenses of the Money Market Portfolio to the amount indicated in the Prospectus until July 31, 2005 and to limit the expenses of each other Portfolio to the amounts indicated in the Prospectus until July 31, 2004. These limits do not include any taxes, brokerage commissions, interest on borrowings or extraordinary expenses.


            Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolios or limit the Portfolios' investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolios. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolios. The results of the Portfolios' investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolios could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolios' activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.

                        PURCHASE AND REDEMPTION OF SHARES

            The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "How to Buy Shares" and "How to Sell Shares."


            Distributor. Bear Stearns serves as the Portfolios' distributor on a best efforts basis pursuant to an agreement dated February 22, 1995, as revised September 8, 1997, February 4, 1998, July 29, 1999 and May 21, 2001, which is renewable annually. From time to time, Bear Stearns or its affiliates may pay, from their own resources, significant amounts to broker-dealers or other financial institutions in connection with the sale of the Portfolios' shares or the maintenance of shareholder accounts related to such shares.

            The following table shows the approximate amounts that Bear Stearns retained from front end sales loads on Class A shares and on CDSCs on Class A, B and C shares for the three fiscal years ended March 31. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

---------------------------------------------------------------------------
                   SALES LOADS RETAINED BY BEAR STEARNS
---------------------------------------------------------------------------
                             2003              2002               2001
---------------------------------------------------------------------------
  Income
   FESL* -- A              $68,100            $47,500           $38,500
   CDSC-- A                  1,900                  0                 0
   CDSC-- B                 76,300             37,700             5,800
   CDSC-- C                  3,700              2,300             5,300
---------------------------------------------------------------------------
High Yield
   FESL-- A               $328,500           $202,100          $235,500
   CDSC-- A                  1,600              5,100                 0
   CDSC-- B                139,000             82,500            95,400
   CDSC-- C                  8,600              2,700             7,000
---------------------------------------------------------------------------
S&P STARS
Opportunities
   FESL-- A               $176,700           $739,300               N/A
   CDSC-- A                    700              1,700               N/A
   CDSC-- B                105,500              8,700               N/A
   CDSC-- C                 28,000              2,500               N/A
---------------------------------------------------------------------------
S&P STARS
   FESL-- A             $1,137,200         $7,546,000       $17,599,100
   CDSC-- A                 22,800              3,000             2,300
   CDSC-- B              3,054,600          2,384,700         1,180,700
   CDSC-- C                149,000            187,600           143,000
---------------------------------------------------------------------------
Insiders Select
Fund
   FESL-- A                $66,300           $108,700           $93,400
   CDSC--A                       0                600                 0
   CDSC-- B                 52,800             21,500            30,600
   CDSC-- C                  2,400              1,900             2,300
---------------------------------------------------------------------------
Intrinsic
   FESL-- A                $56,100           $257,900           $77,900
   CDSC-- A                      0              2,000                 0
   CDSC-- B                 65,000             19,700            11,500
   CDSC-- C                  2,800              2,200                 0
---------------------------------------------------------------------------
Small Cap
   FESL-- A                $31,600            $89,400           $67,000
   CDSC-- B                 26,000             15,300            10,800
   CDSC-- C                  1,900              3,600               700
---------------------------------------------------------------------------
Alpha Growth
   FESL-- A               $331,800            $42,300           $44,700
   CDSC-- A                      0              5,800                 0
   CDSC-- B                 62,000             42,800            26,600
   CDSC-- C                  3,200                700             1,400
---------------------------------------------------------------------------

* In this table, "FESL" refers to a Portfolio's front-end sales load.

---------------------------------------------------------------------------
                   SALES LOADS RETAINED BY BEAR STEARNS
---------------------------------------------------------------------------
                             2003              2002               2001
---------------------------------------------------------------------------
International
Equity
   FESL -- A               $26,300            $48,200          $268,700
   CDSC-- A                      0              4,100                 0
   CDSC-- B                 43,300             75,400            98,500
   CDSC-- C                    800             22,300            61,800
---------------------------------------------------------------------------


            Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolios' transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.


            Redemption Fee. Each of the International Equity , Income and High Yield Portfolios will impose a redemption fee of 1.00% of the total market value of shares redeemed 60 days or less after you purchase them. The redemption fee, which is paid directly to the relevant Portfolio, is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee is neither a sales load nor a CDSC. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to redemption fees. For purposes of determining whether the redemption fee applies, the shares that you have held the longest will be redeemed first. The redemption fee may not apply in cases of shareholder death or disability, or other circumstances in which the Portfolio would waive a Class A contingent deferred sales charge, as discussed in greater detail in this SAI.

            Sales Loads-Class A. The front end sales load may vary depending on the dollar amount invested in each Portfolio. The public offering price for Class A shares of each Portfolio is the NAV of that class plus a sales load that is imposed in accordance with the following schedules.


                    FRONT END SALES LOAD SCHEDULE AND DEALER CONCESSIONS

                               Fixed Income Funds

----------------------------------------------------------------------------------

                                           TOTAL SALES LOAD

                                     -----------------------------
                                                                  Dealer
                                     As a % of                    concessions as
                                     offering price  As a % of    a % of
Amount of Transaction                per share       NAV          offering price
----------------------------------------------------------------------------------
Less than $50,000                          4.50%        4.71%        4.25%
$50,000 to less than $100,000              4.25         4.44         4.00
$100,000 to less than $250,000             3.25         3.36         3.00
$250,000 to less than $500,000             2.50         2.56         2.25
$500,000 to less than $1,000,000           2.00         2.04         1.75
$1,000,000 to less than $3,000,000*        0.00         0.00         1.25
$3,000,000 to less than $5,000,000         0.00         0.00         0.75
$5,000,000 and above                       0.00         0.00         0.50

                                       62

                                  Equity Funds

----------------------------------------------------------------------------------

                                           TOTAL SALES LOAD

                                     -----------------------------
                                                                  Dealer
                                     As a % of                    concessions as
                                     offering price  As a % of    a % of
Amount of Transaction                per share       NAV          offering price
----------------------------------------------------------------------------------
Less than $50,000                       5.50%           5.82%        5.25%
$50,000 to less than $100,000           4.75            4.99         4.25
$100,000 to less than $250,000          3.75            3.90         3.25
$250,000 to less than $500,000          2.75            2.83         2.50
$500,000 to less than $1,000,000        2.00            2.04         1.75
$1,000,000 to less than $3,000,000*     0.00            0.00         1.25
$3,000,000 to less than $5,000,000      0.00            0.00         0.75
$5,000,000 and above                    0.00            0.00         0.50

________

* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares up to one year after the date of purchase, a CDSC of 1.00% will be imposed at the time of redemption. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

            The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

            As described in the Prospectus, an investor may buy Class A shares of a Portfolio at NAV if the purchase is for $1,000,000 or more. In connection with such purchases, Bear Stearns will offer to pay dealers, from its own resources, up to 1.25% of the amount purchased. However, Bear Stearns will not pay this amount if the investor is a managed account over which BSAM has investment discretion, or if BSAM is responsible for the asset allocation with respect to such managed account.


            In addition, Class A shares of a Portfolio may be purchased at NAV by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise provides shareholder services in respect of Portfolio shares pursuant to agreements with the Trust or Bear Stearns: (i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker, (iii) employees of BSAM and its affiliates and family members of such employees, and (iv) plan participants of eligible employer-sponsored benefit plans qualified under the Code; provided that, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in Portfolio shares. In connection with such purchases, Bear Stearns will offer to pay dealers, from its own resources and at no cost to the Trust, the following percentages of the amount purchased: 1.25% for the first $3 million, 0.75% for the next $2 million and 0.50% thereafter.

            Set forth below is an example of the method of computing the offering price per share of the Class A shares of each Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares on March 31, 2003.


                          COMPUTATION OF OFFERING PRICE

Fixed Income Funds


---------------------------------- ----------- -----------
                                   Income      High Yield
---------------------------------- ----------- -----------
NAV                                  $12.50       $8.10
---------------------------------- ----------- -----------
Sales Charge - 4.50% (4.71% of
NAV)                                   0.59        0.38
---------------------------------- ----------- -----------
Offering Price                       $13.09       $8.48
---------------------------------- ----------- -----------


Equity Funds

-------------- -------- ------------- ------- -------- --------- --------- -------
                 S&P      S&P STARS   Insiders           Small    Alpha     Int'l
                STARS   Opportunities  Select Intrinsic   Cap     Growth   Equity
-------------- -------- ------------- ------- -------- --------- --------- -------
NAV            $15.81      $10.49    $12.33   $14.81   $12.90    $15.57   $10.31
-------------- -------- ------------- ------- -------- --------- --------- -------
Sales Charge
- 5.50%
(5.82% of
NAV)             0.92        0.61      0.72     0.86     0.75      0.91     0.60
-------------- -------- ------------- ------- -------- --------- --------- -------
Offering       $16.73      $11.10    $13.05   $15.67   $13.65    $16.48   $10.91
Price
-------------- -------- ------------- ------- -------- --------- --------- -------

            Redemption Commitment. Each Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.


            Waivers. Each of the International Equity , Income and High Yield Portfolios will waive any redemption fee under the following circumstances: (1) the death or disability of a shareholder; (2) redemption by employees participating in eligible benefit plans, including separation of service, and
(3) mandatory distribution under a tax-deferred retirement plan. In addition, each of these Portfolios may waive redemption fees with respect to redemption or exchange of shares held through wrap fee or "mutual fund supermarket" programs that are prohibited from assessing charges upon redemption or exchange of shares offered through the program, provided that the program sponsor has notified the Portfolio or its Transfer Agent in writing, at or before the time of redemption, that it may not assess a redemption fee on its accounts. These waivers may be changed at any time.


            Suspension of Redemption. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency, as determined by the SEC, exists making disposition of a Portfolio's securities or the valuation of the net assets of a Portfolio not reasonably practicable.


            Alternative Sales Arrangements - Class A, Class B, Class C and Class Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares , Class Y shares, is offered only to those investors meeting the eligibility requirements described in the Trust's Class Y Prospectuses.

            The four classes of shares each represent an interest in the same portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class A, B, C and Y shares and the dividends payable on these shares will be reduced by incremental expenses borne solely by those classes, including the asset-based sales charge to which Class A, B and C shares (but not Class Y shares) are subject.

            The methodology for calculating the NAV, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. Expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees, (b) printing and postage expenses related to preparing and distributing Portfolio materials, shareholder reports, prospectuses and proxies to current shareholders of a specific class; (c) SEC and state registration fees incurred by a specific class; (d) the expense of administrative personnel and services as required to support the shareholders of a specific class; (e) litigation or legal expenses relating solely to a specific class; and (f) Trustees' fees incurred as a result of issues relating to a specific class. Any expenses of a Portfolio not allocated to a particular class is allocated to each class of the Portfolio on the basis of the NAV of that class in relation to the NAV of the Portfolio. The Adviser, Distributor, Administrator and any other provider of services to the Trust may waive or reimburse the expenses of a particular class or classes, as long as such waiver does not result in cross subsidization between the classes.


            None of the instructions described elsewhere in the Prospectus or SAI for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.

            Reduced Front End Sales Loads. As discussed in the Prospectus and this SAI, a reduced front end sales load may apply to purchases of Class A shares under Rights of Accumulation, Letters of Intent or other circumstances, because of the economies of sales efforts realized by the Distributor, dealers and brokers making such sales. Under Rights of Accumulation, to qualify for the reduced front end sales loads that apply to larger purchases of Class A shares, you and your spouse can add together:

            o Class A, B, C and Y shares (excluding shares of the Money Market Portfolio) that you purchased for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors;

            o Current purchases of Class A, B, C and Y shares of any Portfolio (other than the Money Market Portfolio); and

            o Class A, B and C shares of any Portfolio that you previously purchased subject to a front end sales load or CDSC, provided that you still hold your investment in at least one of the Portfolios.

            A fiduciary may count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current NAV, of the shares you previously purchased and currently own to the value of current purchases to determine the front end sales load, if any, that applies. Reduced front end sales loads apply only to current purchases; you must notify the Transfer Agent at the time of purchase that you are eligible for a reduced front end sales load.

            Money Market Portfolio. The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Trust believes that the purchase of Money Market Portfolio shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

                        DETERMINATION OF NET ASSET VALUE

            The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Shares."


            A Portfolio calculates its NAV by dividing its total assets , less all liabilities, by the total number of shares outstanding. The NAV of the Money Market Portfolio is determined each business day at 1:00 p.m. Eastern time and 4:00 p.m. Eastern time. The NAV of each other Portfolio is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. A business day is a day on which the NYSE and the Federal Reserve Bank of New York are open. On any business day that the Bond Market Association ("BMA") recommends that the securities markets close early, the Money Market, Income and High Yield Portfolios reserve the right to value their shares at or prior to the BMA-recommended closing time.

            A Portfolio's NAV is calculated separately for each class by dividing the total value of the assets belonging to the Portfolio attributable to the class, less the value of any class-specific liabilities charged to the Portfolio by the total number of the outstanding shares of that class . "Assets belonging to" a Portfolio consist of the consideration received upon the issuance of Portfolio shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of the Trust not belonging to a particular Portfolio. Assets belonging to a Portfolio are charged with the direct liabilities of the Portfolio and with a share of the general liabilities of the Trust allocated on a daily basis in proportion to the relative net assets of the Portfolio and the Trust's other Portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board as to the allocation of any assets or liabilities with respect to a Portfolio are conclusive. All cash, receivables and current payables are carried on a Portfolio's books at their face value.


            Each Portfolio, other than the Money Market Portfolio, prices its portfolio securities based on the market value of those securities when market quotations for those securities are "readily available." Short-term debt obligations maturing within 60 days are valued at their amortized cost. When market quotations are not readily available for one or more portfolio securities, a Portfolio's NAV is calculated based upon those securities' fair value, consistent with the procedures described below.

            Pricing and Valuation Guidelines

            Fund Accountant and Valuation Committee. The Board has delegated to BISYS the primary responsibility for calculating each Portfolio's NAV and selecting independent third party pricing services, subject to the review and approval of the Board. The Board has delegated to BSAM the primary responsibility to fair value securities for which market prices are not readily available and monitoring for "significant events" that could affect a Portfolio's NAV. BSAM has established a Valuation Committee, which oversees the pricing process and regularly communicates with BISYS. This Committee may consult with the Board when it believes that unusual market conditions may have a material impact on a Portfolio's NAV.


            Amortized Cost Method . The Money Market Portfolio uses the amortized cost method of valuation to compute the NAV of its shares for purposes of sales and redemptions. Under this method, the Portfolio values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of the portfolio security for purposes of determining NAV normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of the Portfolio's securities that are higher or lower than the market value of such securities.

            In connection with its use of amortized cost valuation and to maintain its current AAA ratings from S&P and Moody's, the Money Market Portfolio limits the dollar-weighted average maturity of its portfolio to not more than 60 days and does not purchase any instrument with a remaining maturity of more than thirteen months (397 days) (with certain exceptions). The Board has also established procedures pursuant to rules promulgated by the SEC that are intended to stabilize the Portfolio's NAV for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the Portfolio's NAV calculated by using available market quotations deviates from $1.00 . In the event such deviation exceeds $0.005, the Board will consider promptly what action, if any, should be initiated. If the Board believes that the amount of any deviation from the Portfolio's $1.00 amortized cost NAV may result in material dilution or other unfair results to investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or shortening the Portfolio's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing an NAV determined by using available market quotations.


            Other Portfolios may value short-term instruments (those acquired with remaining maturities of 60 days or less) at cost, plus or minus any amortized discount or premium, which approximates market value.


            Sources of "Readily Available" Prices. Portfolio securities (including dollar-denominated foreign securities or ADRs) listed or traded on domestic securities exchanges (except for the Nasdaq national market system), are valued at the last sale price on the exchange or system where the security is principally traded. (Portfolio securities listed or traded on the Nasdaq national market system, including dollar-denominated foreign securities or ADRs, are valued at the Nasdaq Official Closing Price ("NOCP") -- if Nasdaq does not report an NOCP for a security on a particular day, the security is valued at the last sale price on Nasdaq.) If there have been no sales for that day, a security is valued at the mean of the most recent bid and asked prices , except in the case of open short positions, when the asked price is used. Bid price is used when no asked price is available. Securities traded regularly in the OTC market (or exchange-listed securities that are primarily traded OTC) are valued at the mean of the bid and asked prices based upon primary market maker quotes. Bid prices are used when no asked price is available. Securities traded OTC include equity securities; fixed-income securities; non-exchange-listed foreign securities; and certain derivative instruments. Foreign securities may be priced at the last sale price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day, a security may be valued at the mean between the closing bid and asked prices. Prices of foreign securities denominated in foreign currency shall be converted into U.S. dollar equivalents using exchange rates as provided by independent pricing vendors approved by the Board. The Trust may utilize matrix pricing in fair valuing fixed income securities.

            Fair Value Determinations. When the Valuation Committee determines, in its business judgment, that a price of a security is not "readily available," it may, in good faith, fair value that security. In doing so, this Committee may consider an analysis of earnings multiples; discount from market of a similar freely traded security; or, with respect to debt instruments, yield to maturity. Certain securities, by definition, are considered illiquid, including Section 4(2) commercial paper, certain municipal lease obligations, and repurchase agreements maturing in more than seven days.


            If the Valuation Committee determines that the closing market price of a portfolio security no longer represents the security's current value at the time of the Portfolio's NAV calculation because of an intervening "significant event," then that market quotation is no longer deemed to be "readily available" and the Committee may fair value that security. Significant events may be related to a single issuer, an entire market sector, or the entire market, and may include: issuer-specific events (rating agency action; earnings announcements; corporate actions; regulatory actions; announcements relating to products or services; and significant litigation); significant fluctuations in domestic or foreign markets; natural disasters; armed conflicts; terrorist actions; and government actions.


            Special considerations apply to the fair valuation of foreign securities , the prices of which are determined by the last quotations on the markets where those securities are primarily traded and, consequently, may be several hours old when they are used to compute a Portfolio's NAV. BSAM continuously monitors for significant events that occur after the close of the local market that would likely materially affect the price of one or more portfolio securities. The Valuation Committee also may consider the current prices of appropriate surrogates, including: ADRs; market baskets of securities (such as exchange-traded funds); and foreign futures indices.

            When a significant event would not have a material effect on a Portfolio's NAV, the Valuation Committee may determine that it is appropriate to use the closing price of the security in question. If, however, this Committee determines that a price change, using the methodologies and factors described above, would change a Portfolio's NAV by a material amount, the NAV is calculated on the basis of such fair valuation.

            At each quarterly meeting of the Board, BSAM reports on its pricing and fair valuation determinations and the factors considered in those determinations. The Board reviews the appropriateness of each valuation method used.

            NYSE Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                                      TAXES

            The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

            Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Portfolios. The following is only a summary of certain additional tax considerations generally affecting each Portfolio and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Portfolios or the implications to shareholders, and the discussions here and in each Portfolio's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Portfolios are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

            Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).

            Qualification as a Regulated Investment Company. Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.


            If a Portfolio has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. As of March 31, 2003, the Portfolios had the following capital loss carryforwards:

--------------------------------------------------------------------------------------
                      Capital   Amount    Amount     Amount         Amount       Amount
                       Loss     Expiring  Expiring  Expiring In    Expiring     Expiring
Portfolio          Carryforwards In 2007   In 2008     2009         In 2010      In 2011
--------------------------------------------------------------------------------------
Prime                $31,282    $29,962      $1,279         $41          $0           $0
--------------------------------------------------------------------------------------
High Yield        48,598,104    175,885   5,403,558  13,786,496   20,187,320   9,044,845
--------------------------------------------------------------------------------------
S&P STARS        845,563,457          0           0  75,578,722  224,199,591 545,785,144
--------------------------------------------------------------------------------------
S&P STARS
Opportunities      9,462,013          0           0           0            0   9,462,013
--------------------------------------------------------------------------------------
Insiders Select    1,100,678          0           0           0            0   1,100,678
--------------------------------------------------------------------------------------
Intrinsic            880,718          0           0           0            0     880,718
--------------------------------------------------------------------------------------
Small Cap          6,119,606          0           0           0            0   6,119,606
--------------------------------------------------------------------------------------
Alpha Growth         325,792          0           0           0      325,792           0
--------------------------------------------------------------------------------------
International     54,100,556          0           0  11,036,571   22,469,555  20,594,430
Equity
--------------------------------------------------------------------------------------


            Under Code Sections 382 and 383, if a Portfolio has an ownership change, then the Portfolio's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the Portfolio's NAV immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs (the rate for July 2003 is 4.45%). The Portfolios will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of a Portfolio, there can be no assurance that a Portfolio will not have, or has not already had, an ownership change. If a Portfolio has or has had an ownership change, then the Portfolio will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Portfolio. Any distribution of such capital gain net income will be taxable to shareholders as described under "Portfolio Distributions," below.

            In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

            In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Portfolio held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Portfolio elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.


            Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending on the type of instrument at issue, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). However, if a Portfolio has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Portfolios' shareholders.

            In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Portfolio involved) if (1) the asset is used to close a short sale (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a straddle (which term generally excludes a situation where the asset is stock and Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

            Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by a Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.

            Certain transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as
Section 1256 Contracts. Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that previously was recognized upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to
Section 1256 Contracts that are part of a mixed straddle with other investments of the Portfolio that are not Section 1256 Contracts.

            A Portfolio may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in the Treasury regulations).

            A Portfolio may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. Under proposed Treasury Regulations, solely for purposes of Code Sections 1291 to 1298, the Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the election applied. If the Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

            Finally, if a Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus
(ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will be taxable to the shareholders as an ordinary income dividend.


            Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.


            In addition to satisfying the requirements described above, a Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (provided that, as to each issuer, the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of each such issuer and the Portfolio does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, FNMA, GNMA, and the Student Loan Marketing Association, are treated as U.S. government securities.


            If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction ("DRD") in the case of corporate shareholders.

            Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a taxable year election )). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

            For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

            Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


            Portfolio Distributions. Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Portfolio that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Portfolio are less than 95% of the Portfolio's gross income (as specially computed), the portion of dividends received from the Portfolio that constitute qualified dividends will be designated by the

Portfolio and cannot exceed the ratio that the qualified dividends received by the Portfolio bears to its gross income. If the aggregate qualified dividends received by the Portfolio equal at least 95% of its gross income, then all of the dividends received from the Portfolio will constitute qualified dividends.


            No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Portfolio has held for less than 61 days during the 120-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; or (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

            Dividends received by a Portfolio from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). Until the Treasury Department issues guidance identifying which treaties are satisfactory for these purposes, all comprehensive income tax treaties with the U.S. that include an exchange of information program will be deemed satisfactory (other than the current U.S.-Barbados income tax treaty). Notwithstanding the above, dividends received from (1) PFICs, (2) foreign personal holding companies, and (3) foreign investment companies, will not constitute qualified dividends.

            Distributions attributable to dividends received by a Portfolio from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Portfolio will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.


            Ordinary income dividends paid by a Portfolio with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Portfolio from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code Section 246(b) that, in general, limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items). With respect to each of the Money Market and International Equity Portfolios, only an insignificant portion of the Portfolio will be invested in stock of domestic corporations; therefore the ordinary dividends distributed by these Portfolio generally will not qualify for the DRD for corporate shareholders.


            A Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Portfolio's disposition of domestic qualified small business stock will be subject to tax.

            Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


            Alternative Minimum Tax ("AMT") is imposed at the applicable rates in addition to, but only to the extent it exceeds, the regular income tax on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from a Portfolio into account (without a DRD) in determining their adjusted current earnings.

            Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Portfolio may elect to pass through to the Portfolio's shareholders the amount of foreign taxes paid by the Portfolio. If the Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.


            Distributions by a Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.


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

            Distributions by a Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolio (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.


            Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

            Each Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Portfolio that it is not subject to backup withholding or is an exempt recipient (such as a corporation).


            Sale or Redemption of Shares. The Money Market Portfolio seeks to maintain a stable NAV of $1.00 ; however, there can be no assurance that the Portfolio will be able to maintain such value. If the NAV varies from $1.00 , and for all the Portfolios other than the Money Market Portfolio, a shareholder will recognize gain or loss on the sale or redemption of shares of a Portfolio (including an exchange of shares of a Portfolio for shares of another Portfolio) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the DRD for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


            If a shareholder (1) incurs a sales load in acquiring shares of a Portfolio, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.


            Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (foreign shareholder), depends on whether the income from a Portfolio is effectively connected with a U.S. trade or business carried on by such shareholder.

            If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder of a Portfolio may be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) on the gross income resulting from the Portfolio's election in an applicable year to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes that it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.


            If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

            In the case of foreign noncorporate shareholders, a Portfolio may be required to withhold U.S. federal income tax at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

            Effect of Future Legislation, State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

            Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolios.

                       DIVIDENDS -- MONEY MARKET PORTFOLIO

            The Money Market Portfolio's net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Portfolio's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Portfolio and the general expenses (e.g. legal, accounting and trustees' fees) of the Trust prorated to the Portfolio on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Portfolio investors.

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

            The Trust uses its best efforts to maintain the NAV of the Money Market Portfolio at $1.00. As a result of a significant expense or realized or unrealized loss incurred by the Portfolio, the Portfolio's NAV may fall below $1.00.

                             PORTFOLIO TRANSACTIONS

            Money Market Portfolio. Subject to the general control of the Board, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Money Market Portfolio. The Adviser purchases portfolio securities for the Portfolio either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, the Adviser seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide the Trust with research advice or other services.


            The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Money Market Portfolio prior to their maturity at their original costs plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if the Adviser believes that the Portfolio's anticipated need for liquidity makes such action desirable. Certain dealers (but not issuers) have charged and may in the future charge a higher price for commercial paper where they undertake to repurchase prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield that might otherwise be received by the Portfolio on the commercial paper. The Board has authorized the Adviser to pay a higher price for commercial paper where it secures such an undertaking if the Adviser believes that the prepayment privilege is desirable to assure the Portfolio's liquidity and such an undertaking cannot otherwise be obtained.

            Investment decisions for the Money Market Portfolio are made independently from those for another of the other Portfolios or other investment company series or accounts managed by the Adviser. Such other accounts may also invest in the same securities as the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other accounts, transactions are averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to each account, including the Portfolio. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts in order to obtain best execution.

            The Money Market Portfolio will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with Bear Stearns or the Adviser or any of their "affiliated persons" (as defined in the 1940 Act), except as permitted by the SEC. In addition, with respect to such transactions, securities, deposits and agreements, the Portfolio will not give preference to service providers with which the Portfolio enters into agreements.


            The Money Market Portfolio may seek profits through short-term trading. The Portfolio's annual portfolio turnover will be relatively high, but brokerage commissions are normally not paid on money market instruments and the Portfolio turnover is not expected to have a material effect on its net income. The Portfolio's turnover rate is expected to be zero for regulatory reporting purposes.



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

            Fixed Income Funds. BSAM assumes general supervision over placing orders on behalf of each Portfolio for the purchase or sale of investment securities. Purchases and sales of portfolio securities usually are principal transactions. Fixed Income Fund portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fixed Income Funds for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. Fixed Income Fund portfolio transactions are allocated to various dealers by its portfolio managers in their best judgment.


            Equity Funds. BSAM assumes general supervision over placing orders on behalf of each Equity Portfolio for the purchase or sale of investment securities, except that the Sub-Adviser assumes primary responsibility over placing orders on behalf of the International Equity Portfolio. Allocation of brokerage transactions, including their frequency, is made in the Advisers' best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Advisers , whose fees are not reduced as a consequence of the receipt of such information. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the applicable Adviser determines in good faith that such commission is reasonable in terms of the transaction or the overall responsibility of the Adviser to a Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

            Such supplemental information may be useful to the applicable Adviser in serving each Equity Portfolio and the other funds that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to each Equity Portfolio. Brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met.

            In allocating brokerage commissions, BSAM may also take into consideration, consistent with applicable NASD rules , the brokers' attitudes toward and interest in the sale of Portfolio shares in general and the marketing and sales support provided by such brokers to the Portfolios in particular. In such cases, BSAM may execute Portfolio trades (and trades for other accounts managed by BSAM) directly through broker-dealers that sell shares of the Portfolios or through other broker-dealers with which such selling broker-dealers have clearing arrangements.

            Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM (including proprietary accounts) being engaged simultaneously in the purchase or sale of the same security. BSAM has adopted policies and procedures to ensure that block trades are allocated to various accounts in an equitable manner. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to each Equity Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions of each Equity Portfolio are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

            Allocation of Initial Public Offerings ("IPOs"). The International Equity Portfolio participates in the market for IPOs opportunistically. With respect to investment in large capitalization companies, the other Equity Funds do not generally participate in the market for IPOs because the portfolio managers follow a disciplined screening process that excludes securities that do not meet stringent operating history, market capitalization, liquidity, price/earnings ratio, cash flow, position size and investment horizon criteria. Equity Funds that invest in small capitalization companies do occasionally participate in the IPO market, but the portfolio managers generally prefer companies with earnings histories and acceptable price multiples. The vast majority of IPOs allocated to BSAM are likely to be acquired by BSAM's private investment funds, which pay BSAM performance fees as well as asset-based fees for advisory services. These accounts are designed for aggressive investors seeking above-market returns who can tolerate virtually unrestricted investment strategies and the market risks, volatility, illiquidity, turnover and limited availability associated with IPOs.

            Additional Information About Portfolio Transactions. BSAM's head equity trader, in conjunction with the Funds' equity portfolio managers, continually reviews the performance of all of the broker-dealers who execute agency and over-the-counter transactions in equity securities for the Trust. The review criteria applicable to each broker-dealer include an appraisal of the execution capability of such broker-dealer based on the actual trades executed and the prices obtained therefor; the willingness of the broker-dealer to commit its own capital to complete transactions where necessary; the commissions charged by the broker-dealer relative to the commissions charged by other broker-dealers for similar transactions; the extent, timeliness and value of research and market information provided by the broker-dealer to BSAM's head equity trader and the portfolio managers of the Trust; the financial soundness of the broker-dealer; and the general responsiveness of the broker-dealer to BSAM's trading requirements.


            The Board has considered the possibility of seeking to recapture for the benefit of the Portfolios brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Trust on behalf of a Portfolio to the Adviser. After considering all factors deemed relevant, the Board made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

            Portfolio Turnover. The portfolio turnover rate is a measure of the average buying and selling activity in a Portfolio. It refers to the percentage of the Portfolio that is bought and sold each year. Portfolio turnover may vary from year to year as well as within a year. The following table shows the portfolio turnover rate for each Portfolio for the last three fiscal years ended March 31.


                         PORTFOLIO TURNOVER RATES
----------------------------------------------------------------------------
                              2003             2002             2001
----------------------------------------------------------------------------
Income                            161%             241%             174%
----------------------------------------------------------------------------
High Yield                        103%             213%             123%
----------------------------------------------------------------------------
S&P STARS                         122%             111%              43%
----------------------------------------------------------------------------
S&P STARS
Opportunities                     175%              67%              N/A
----------------------------------------------------------------------------
Insiders Select Fund               31%              57%              99%
----------------------------------------------------------------------------
Intrinsic                          53%              21%              60%
----------------------------------------------------------------------------
Small Cap                          92%              76%              65%
----------------------------------------------------------------------------
Alpha Growth                      185%              82%              81%
----------------------------------------------------------------------------
International Equity              147%             168%             168%
----------------------------------------------------------------------------

            During the fiscal year ended March 31, 2003, the Alpha Growth Portfolio experienced higher turnover because in August 2002, the Portfolio changed its strategy, which caused the sale of most of the securities it then held and the purchase of other securities. In addition, pursuant to its new strategy, the Portfolio was re-balanced in January 2003, which again caused the sale of a significant number of securities and the purchase of a significant number of new securities.

            In periods during which extraordinary market conditions prevail, the Advisers will not be deterred from changing investment strategy as rapidly as needed, in which case higher portfolio turnover rates can be anticipated, which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


            To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board has determined that transactions for each Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, Bear Stearns may directly execute such transactions for each Portfolio on the floor of any national securities exchange, provided that (i) the Board has expressly authorized Bear Stearns to effect such transactions; and (ii) Bear Stearns annually advises the Board of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

            The following table shows the total brokerage commissions that each Portfolio paid during the last three fiscal years ended March 31 (including the amount paid to Bear Stearns). For the fiscal year ended March 31, 2003, the table also shows the percentage of total commissions paid to Bear Stearns and the percentage of total transactions effected through Bear Stearns. No brokerage commissions were paid by the Money Market or Income Portfolios for the following periods.

                               BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------------
                                     2003                       2002        2001
-------------------------------------------------------------------------------------
                                            % of total
                                            transactions
                               % paid to    through Bear
 Portfolio      Total paid    Bear Stearns    Stearns        Total paid    Total paid
-------------------------------------------------------------------------------------
S&P  STARS
   Total         $8,508,244                                $7,728,695    $3,481,189
   (to Bear
   Stearns)      (1,228,242)     14.4%        21.22%       (2,054,831)     (935,562)
-------------------------------------------------------------------------------------
S&P STARS
   Opportunities
   Total            466,549                                   100,421        N/A
   (to Bear
   Stearns)         (81,393)    17.45%        37.62%          (44,874)       N/A
-------------------------------------------------------------------------------------
Insiders Select
   Total             40,455                                    55,261        84,199
   (to Bear
   Stearns)         (15,378)    38.01%        42.92%          (25,681)       (7,771)
-------------------------------------------------------------------------------------
Intrinsic
   Total            142,474                                    78,596        47,665
   (to Bear
   Stearns)         (10,944)     7.68%        13.81%          (18,619)       (5,039)
-------------------------------------------------------------------------------------




                                       81

                               BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------------
                                     2003                       2002        2001
-------------------------------------------------------------------------------------
                                            % of total
                                            transactions
                               % paid to    through Bear
 Portfolio      Total paid    Bear Stearns    Stearns        Total paid    Total paid
-------------------------------------------------------------------------------------

Small Cap
   Total            378,877                                   199,927       135,121
   (to Bear
   Stearns)          (4,626)     1.22%         2.08%           (1,417)          (30)
-------------------------------------------------------------------------------------
Alpha Growth
   Total            179,567                                    47,790        58,110
   (to Bear
   Stearns)         (88,621)    49.35%        47.41%          (32,355)      (36,494)
-------------------------------------------------------------------------------------
International
   Equity
   Total            364,078      0.00%         0.00%          482,875       711,560
   (to Bear
   Stearns)              (0)                                       (0)       (0)
-------------------------------------------------------------------------------------



            Directed Brokerage. During the fiscal year ended March 31, 2003, the Advisers, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of the Equity Funds to brokers because of research services provided. The following table indicates the Portfolios that entered into these transactions, the amount of these transactions and related commissions paid during this period.

-------------------------------------------------------------------------
                          Amount of Transactions
                                    to
                            Brokers Providing
       Portfolio                 Research           Related Commissions
-------------------------------------------------------------------------
S&P STARS                   $179,541,706                  $286,538
-------------------------------------------------------------------------

S&P STARS Opportunities          725,089                     2,450


-------------------------------------------------------------------------
Insiders Select                2,031,455                     5,000
-------------------------------------------------------------------------
Intrinsic                     12,414,739                    22,749
-------------------------------------------------------------------------

            Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Portfolios that held securities of their regular brokers or dealers (or their parents) during the Trust's most recent fiscal year. The following table identifies, for each applicable Portfolio, those brokers or dealers, the type of security and the value of the Portfolio's aggregate holdings of the securities of each such issuer as of March 31, 2003.

 ------------------------------------------------------------------------------
                                                    Type of      Aggregate
                                                     Security        Value
                                                     (Debt or       (000's
       Portfolio              Broker-Dealer           Equity)      omitted)
 ------------------------------------------------------------------------------
 Money Market            Societe Generale
                         International                   Debt       $41,000
 ------------------------------------------------------------------------------
                         Travelers Insurance Co.         Debt        40,000
 ------------------------------------------------------------------------------
                         Goldman Sachs & Co.             Debt        35,927
 ------------------------------------------------------------------------------
                         ABN AMRO Securities Inc.        Debt        30,911
 ------------------------------------------------------------------------------
                         Citigroup Inc.                  Debt        14,500
 ------------------------------------------------------------------------------
                         Merrill Lynch                   Debt        12,011
 ------------------------------------------------------------------------------
                         Morgan Stanley                  Debt        12,000
 ------------------------------------------------------------------------------
                         Wachovia Securities, Inc.       Debt         9,965
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Income                  Lehman Brothers                 Debt         1,078
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                                    Type of      Aggregate
                                                     Security        Value
                                                     (Debt or       (000's
       Portfolio              Broker-Dealer           Equity)      omitted)
 ------------------------------------------------------------------------------
                         Bank of America Corp.           Debt           790
 ------------------------------------------------------------------------------
                         J.P. Morgan Chase & Co.         Debt           736
 ------------------------------------------------------------------------------
                         Goldman Sachs & Co.             Debt           593
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 S&P STARS               Lehman Brothers Holdings
                         Inc.                            Equity      37,538
 ------------------------------------------------------------------------------
                         Citigroup Inc.                  Equity      28,594
 ------------------------------------------------------------------------------
                         Bank of America Corp.           Equity      23,394
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 S&P STARS               Lehman Brothers Holdings
 Opportunities           Inc.                            Equity         803
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Intrinsic               Citigroup Inc.                  Equity       2,399
 ------------------------------------------------------------------------------
                         Bank of America Corp.           Equity       1,785
 ------------------------------------------------------------------------------
                         J.P. Morgan Chase & Co.         Equity       1,577
 ------------------------------------------------------------------------------
                         Morgan Stanley                  Equity         917
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Small Cap               SWS Group, Inc.                 Equity         884
 ------------------------------------------------------------------------------

                             PERFORMANCE INFORMATION

            The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Risk/Return Summary -- Performance."

            Money Market Portfolio. The "yield" and "effective yield" of the Money Market Portfolio are calculated separately for each class of shares and in accordance with the formulas prescribed by the SEC. The seven-day yield for each class of shares in the Portfolio is calculated by determining the net change in the value of a hypothetical preexisting account in the Portfolio having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Portfolio includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Portfolio's average account size, but does not include gains and losses or realized appreciation and depreciation.


            In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) for Class Y shares of the Money Market Portfolio by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:


                                                       365/7
            EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)      ]- 1

            The seven-day yield of the Money Market Portfolio's Class Y shares as of March 31, 2003 was 1.19%.

            Similarly, based on calculations described above, 30-day (or one-month) yields and effective yields may also be calculated.

            From time to time, in advertisements or in reports to investors, the Money Market Portfolio's yield may be quoted and compared to that of other money market funds or accounts with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the iMoneyNet Money Fund Average, which is an average compiled by iMoney Net Money Fund Report(R), One Research Drive, Westborough, Massachusetts 01581, a widely-recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.


            The Money Market Portfolio's yield will fluctuate, and any quotation of yield should not be considered as indicative of its future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in Portfolio shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses net of waivers and expense reimbursements, and market conditions. Any fees charged by banks with respect to customer accounts investing in shares of the Portfolio will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.

            Fixed Income Funds. The current yield for each class reflects the waiver and reimbursement of certain fees and expenses by the investment adviser. The current yield of a Fixed Income Fund is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                6
            YIELD =2[(a - b + 1)  - 1]
                      ----
                       cd

            Where:


            a     = dividends and interest earned during the period.
            b     = expenses accrued for the period (net of reimbursements).
            c     = the average daily number of shares outstanding during the period that were  entitled to receive dividends.
            d     = the maximum offering price per share on the last day of
                    the period.



            The following table shows the current yield for the 30-day period ended March 31, 2003 for each class of shares of the Fixed Income Funds, with and without the fee waivers and expense reimbursements described in this SAI under "Management Arrangements -- Investment Advisory Agreement."

            CURRENT YIELD FOR THE 30-DAY PERIOD ENDED MARCH 31, 2003


------------------------------------------------------
                   Income             High Yield
------------------------------------------------------
            With      Without    With       Without
             waivers   waivers    waivers    waivers
------------------------------------------------------

Class A       3.03%      2.41%      7.35%     6.94%

------------------------------------------------------
Class B       2.52%      1.89%      7.04%     6.64%
------------------------------------------------------
Class C       2.52%      1.90%      7.04%     6.63%
------------------------------------------------------
Class Y       3.52%      2.89%      8.05%     7.65%
------------------------------------------------------

            All Portfolios.

            Average Annual Total Return. The "average annual total return" of each Portfolio for the 1-, 5-, and 10-year periods (or for periods of the Portfolio's operations) would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  n
            P(1+T)  = ERV

            Where

            P     = a hypothetical initial payment of $1,000.
            T     = average annual total return.
            n     = number of years.
            ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).


            A class' average annual total return figures calculated in accordance with such formula assume that , in the case of Class A, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase, or, in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period. The following table shows the average annual total returns as of March 31, 2003 of each class of each Portfolio's shares for the most recent 1-and 5-year periods and since inception. As of March 31, 2003, the Money Market Portfolio only offered Class Y shares and Class Y shares of the Alpha Growth Portfolio had not yet commenced operations.


                          Average Annual Total Returns

         Portfolio
   Class -- Inception Date      One Year       Five Years    Since Inception
   ----------------------       -------        ----------    ---------------
 Income
   Class A-- 4/5/95                5.08%           5.19%           6.02%
   Class B-- 2/2/98                4.34%           5.15%           5.14%
   Class C-- 4/5/95                8.34%           5.48%           6.04%
   Class Y-- 9/8/95               10.35%           6.50%           6.61%
----------------------------------------------------------------------------
 High Yield
   Class A-- 1/2/98                0.49%         (0.60)%           0.94%
   Class B-- 1/2/98              (0.22)%         (0.56)%           1.08%
   Class C-- 1/2/98                3.53%         (0.33)%           1.18%
   Class Y-- 7/11/01               5.69%             N/A           6.22%
----------------------------------------------------------------------------
 S&P STARS
   Class A-- 4/5/95             (40.52)%         (4.35)%           6.98%
   Class B-- 1/5/98             (40.50)%         (4.11)%         (1.26)%
   Class C-- 4/5/95             (38.01)%         (3.75)%           7.19%
   Class Y-- 8/7/95             (36.60)%         (2.74)%           6.41%
----------------------------------------------------------------------------

                          Average Annual Total Returns

         Portfolio
   Class -- Inception Date      One Year       Five Years    Since Inception
   ----------------------       -------        ----------    ---------------

 S&P STARS Opportunities
   Class A-- 10/1/01            (29.47)%             N/A        (11.10)%
   Class B-- 10/1/01            (29.44)%             N/A        (10.62)%
   Class C-- 10/1/01            (26.52)%             N/A         (8.19)%
   Class Y-- 10/1/01            (25.03)%             N/A         (7.26)%
----------------------------------------------------------------------------
 Insiders Select Fund
   Class A-- 6/16/95            (30.82)%         (2.98)%           7.31%
   Class B-- 1/6/98             (30.74)%         (2.65)%         (0.16)%
   Class C-- 6/16/95            (27.95)%         (2.37)%           7.55%
   Class Y-- 6/20/95            (26.18)%         (1.38)%           8.49%
----------------------------------------------------------------------------
 Intrinsic
   Class A-- 4/4/95             (29.70)%         (2.11)%           8.33%
   Class B-- 1/28/98            (29.71)%         (1.81)%           0.87%
   Class C-- 4/4/95             (26.69)%         (1.48)%           8.55%
   Class Y-- 9/11/95            (24.92)%         (0.42)%           8.05%
----------------------------------------------------------------------------
 Small Cap
   Class A-- 4/3/95             (35.70)%         (5.79)%           6.35%
   Class B-- 1/21/98            (35.65)%         (5.55)%         (2.20)%
   Class C-- 4/3/95             (33.08)%         (5.25)%           6.51%
   Class Y-- 6/22/95            (31.59)%         (4.25)%           6.61%
----------------------------------------------------------------------------
 Alpha Growth
   Class A-- 12/29/97           (21.92)%           1.92%           3.99%
   Class B-- 12/29/97           (21.72)%           2.21%           4.44%
   Class C-- 12/29/97           (18.36)%           2.60%           4.62%
----------------------------------------------------------------------------
 International Equity
   Class A-- 12/29/97           (33.44)%         (6.21)%         (3.43)%
   Class B-- 12/29/97           (33.53)%         (6.02)%         (3.09)%
   Class C-- 12/29/97           (30.66)%         (5.63)%         (2.89)%
   Class Y-- 7/5/01             (29.07)%             N/A        (23.91)%
----------------------------------------------------------------------------

            The following table shows the average annual total returns as of March 31, 2003 of each Fixed Income and Equity Portfolio's Class A, Class B and Class C shares for the most recent 1-and 5-year periods and since inception, without reflecting any applicable initial sales loads or CDSCs.

          Average Annual Total Returns, Without Sales Charges or CDSCs

         Portfolio
   Class -- Inception Date      One Year       Five Years    Since Inception
   -----------------------      --------       ----------    ---------------

 Income
   Class A-- 4/5/95               10.05%           6.16%           6.64%
   Class B-- 2/2/98                9.34%           5.48%           5.29%
   Class C-- 4/5/95                9.34%           5.48%           6.04%
----------------------------------------------------------------------------

          Average Annual Total Returns, Without Sales Charges or CDSCs

         Portfolio
   Class -- Inception Date      One Year       Five Years    Since Inception
   -----------------------      --------       ----------    ---------------

 High Yield
   Class A-- 1/2/98                5.18%           0.32%           1.84%
   Class B-- 1/2/98                4.63%         (0.30)%           1.21%
   Class C-- 1/2/98                4.50%         (0.33)%           1.18%
----------------------------------------------------------------------------
 S&P STARS
   Class A-- 4/5/95             (37.06)%         (3.26)%           7.74%
   Class B-- 1/5/98             (37.37)%         (3.75)%         (1.08)%
   Class C-- 4/5/95             (37.38)%         (3.75)%           7.19%
----------------------------------------------------------------------------
 S&P STARS Opportunities
   Class A-- 10/1/01            (25.36)%             N/A         (7.67)%
   Class B-- 10/1/01            (25.79)%             N/A         (8.19)%
   Class C-- 10/1/01            (25.79)%             N/A         (8.19)%
----------------------------------------------------------------------------
 Insiders Select Fund
   Class A-- 6/16/95            (26.80)%         (1.88)%           8.10%
   Class B-- 1/6/98             (27.10)%         (2.35)%         (0.02)%
   Class C-- 6/16/95            (27.22)%         (2.37)%           7.55%
----------------------------------------------------------------------------
 Intrinsic
   Class A-- 4/4/95             (25.60)%         (1.00)%           9.10%
   Class B-- 1/28/98            (26.02)%         (1.51)%           1.02%
   Class C-- 4/4/95             (25.95)%         (1.48)%           8.55%
----------------------------------------------------------------------------
 Small Cap
   Class A-- 4/3/95             (31.94)%         (4.72)%           7.11%
   Class B-- 1/21/98            (32.52)%         (5.28)%         (2.07)%
   Class C-- 4/3/95             (32.45)%         (5.25)%           6.51%
----------------------------------------------------------------------------
 Alpha Growth
   Class A-- 12/29/97           (17.60)%           3.08%           5.12%
   Class B-- 12/29/97           (17.60)%           2.58%           4.60%
   Class C-- 12/29/97           (17.54)%           2.60%           4.62%
----------------------------------------------------------------------------
 International Equity
   Class A-- 12/29/97           (29.58)%         (5.15)%         (2.38)%
   Class B-- 12/29/97           (30.03)%         (5.65)%         (2.91)%
   Class C-- 12/29/97           (29.96)%         (5.63)%         (2.89)%
----------------------------------------------------------------------------

            Total return of each Portfolio is calculated by subtracting the amount of the Portfolio's NAV (maximum offering price in the case of Class A) at the beginning of a stated period from the NAV at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the NAV (maximum offering price in the case of Class A) at the beginning of the period. Total return also may be calculated based on the NAV at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected, would reduce the performance quoted. The following table shows the total return of each class of each Portfolio's shares for each year ending December 31 from 1996 to 2002; only complete calendar years are shown. As of March 31, 2003, the Money Market Portfolio only offered Class Y shares and Class Y shares of the Alpha Growth Portfolio had not yet commenced operations.

                              Year-End Total Return

       Portfolio
  Class -- Inception
         Date            1996    1997    1998     1999    2000     2001    2002
  ------------------     ----    ----    ----     ----    ----     ----    ----
 Money Market
   Class Y-- 7/14/97       N/A     N/A   5.55%    5.14%   6.42%    4.09%   1.76%
----------------------------------------------------------------------------------
 Income
   Class A-- 4/5/95      2.72%   7.59%   7.28%  (1.24)%   9.71%    7.19%   7.73%
   Class B-- 2/2/98        N/A     N/A     N/A  (1.88)%   9.01%    6.50%   7.04%
   Class C-- 4/5/95      2.31%   7.12%   6.56%  (1.80)%   8.99%    6.50%   7.04%
   Class Y-- 9/8/95      3.08%   7.97%   7.66%  (0.90)%  10.07%    7.56%   8.03%
----------------------------------------------------------------------------------
 High Yield
   Class A-- 1/2/98        N/A     N/A   4.27%    0.07%  (8.83)%   9.69%   1.30%
   Class B-- 1/2/98        N/A     N/A   3.61%  (0.59)%  (9.40)%   8.98%   0.65%
   Class C-- 1/2/98        N/A     N/A   3.61%  (0.59)%  (9.42)%   9.00%   0.64%
   Class Y-- 7/11/01       N/A     N/A     N/A      N/A     N/A      N/A   1.67%
----------------------------------------------------------------------------------
 S&P STARS
   Class A-- 4/5/95     27.77%  17.99%  39.69%   37.53%   2.89%  (13.92)% (40.58)%
   Class B-- 1/5/98        N/A     N/A     N/A   36.75%   2.42%  (14.34)% (40.86)%
   Class C-- 4/5/95     27.12%  17.45%  39.00%   36.81%   2.38%  (14.34)% (40.88)%
   Class Y-- 8/7/95     28.42%  18.59%  40.33%   38.20%   3.44%  (13.47)% (40.29)%
----------------------------------------------------------------------------------
 S&P STARS
 Opportunities
   Class A-- 10/1/01       N/A     N/A     N/A      N/A     N/A      N/A  (22.59)%
   Class B-- 10/1/01       N/A     N/A     N/A      N/A     N/A      N/A  (23.00)%
   Class C-- 10/1/01       N/A     N/A     N/A      N/A     N/A      N/A  (22.98)%
   Class Y-- 10/1/01       N/A     N/A     N/A      N/A     N/A      N/A  (22.29)%
----------------------------------------------------------------------------------
 Insiders Select Fund
   Class A-- 6/16/95    21.38%  29.64%   9.29%    9.13%  17.32%  (6.02)%  (17.78)%
   Class B-- 1/6/98        N/A     N/A     N/A    8.58%  16.74%  (6.52)%  (18.18)%
   Class C-- 6/16/95    20.73%  28.93%   8.74%    8.59%  16.81%  (6.52)%  (18.25)%
   Class Y-- 6/20/95    21.89%  30.18%   9.82%    9.73%  17.74%  (5.70)%  (17.14)%
----------------------------------------------------------------------------------
 Intrinsic
   Class A-- 4/4/95     14.35%  31.07%  15.60%    0.23%  20.95%  (1.57)%  (17.59)%
   Class B-- 1/28/98       N/A     N/A     N/A  (0.23)%  20.31%  (2.04)%  (18.16)%
   Class C-- 4/4/95     13.64%  30.35%  15.19%  (0.23)%  20.29%  (2.03)%  (18.03)%
   Class Y-- 9/11/95    14.84%  31.64%  16.24%    0.78%  21.47%  (1.01)%  (17.15)%
----------------------------------------------------------------------------------
 Small Cap
   Class A-- 4/3/95     15.45%  32.64%  (1.41)%  14.11%  (0.59)%  12.30%  (25.58)%
   Class B-- 1/21/98       N/A     N/A     N/A   13.55%  (1.08)%  11.60%  (26.29)%
   Class C-- 4/3/95     14.84%  32.01%  (1.90)%  13.55%  (1.08)%  11.65%  (26.22)%
   Class Y-- 6/22/95    15.89%  33.28%  (0.93)%  14.67%  (0.05)%  12.71%  (25.55)%
----------------------------------------------------------------------------------


                                       88

                              Year-End Total Return

       Portfolio
  Class -- Inception
         Date            1996    1997    1998     1999    2000     2001    2002
  ------------------     ----    ----    ----     ----    ----     ----    ----

 Alpha Growth
   Class A-- 12/29/97      N/A     N/A  33.64%   26.30%  (13.80)%  2.93%  (10.26)%
   Class B-- 12/29/97      N/A     N/A  32.89%   25.50%  (14.21)%  2.45%  (10.71)%
   Class C-- 12/29/97      N/A     N/A  33.05%   25.41%  (14.21)%  2.39%  (10.65)%
----------------------------------------------------------------------------------
 International Equity
   Class A-- 12/29/97      N/A     N/A  25.86%   81.89%  (21.27)%(29.92)% (24.36)%
   Class B-- 12/29/97      N/A     N/A  25.27%   80.94%  (21.67)%(30.28)% (24.79)%
   Class C-- 12/29/97      N/A     N/A  25.27%   80.94%  (21.67)%(30.28)% (24.79)%
   Class Y-- 7/5/01        N/A     N/A     N/A      N/A     N/A      N/A  (23.82)%
----------------------------------------------------------------------------------

            Fixed Income and Equity Portfolios.

            Average Annual Total Returns After Taxes on Distributions. The "average annual total return after taxes on distributions" of a Portfolio is an average annual compounded return for each year in a specified number of years after taxes on fund distributions in each year. It is the rate of return ("T") based on the change in value of a hypothetical initial investment of $1,000 ("P") held for the number of years ("n") to achieve the ending value after taxes on distributions ("ATVD"), according to the following formula:

                                       n
                                 P(1+T)  = ATV
                                               D

            The cumulative "total return after taxes on distributions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

            ATV  - P = Total Return After Taxes on Distributions
               D
            --------
               P

            The following table shows the average annual total returns after taxes on distributions as of March 31, 2003 of each class of each Fixed Income and Equity Portfolio's shares for the most recent 1-and 5-year periods and since inception, reflecting any applicable initial sales loads or CDSCs. As of March 31, 2003, Class Y shares of the Alpha Growth Portfolio had not yet commenced operations.

            Average Annual Total Returns After Taxes on Distributions

         Portfolio
   Class -- Inception Date      One Year       Five Years    Since Inception
   -----------------------      --------       ----------    ---------------

 Income
   Class A-- 4/5/95                3.44%           2.88%           3.62%
   Class B-- 2/2/98                2.90%           3.05%           3.05%
   Class C-- 4/5/95                6.90%           3.40%           3.85%
   Class Y-- 9/8/95                8.48%           4.01%           4.04%
----------------------------------------------------------------------------

            Average Annual Total Returns After Taxes on Distributions

         Portfolio
   Class -- Inception Date      One Year       Five Years    Since Inception
   -----------------------      --------       ----------    ---------------

 High Yield
   Class A-- 1/2/98              (2.64)%         (4.18)%         (2.67)%
   Class B-- 1/2/98              (3.22)%         (3.95)%         (2.31)%
   Class C-- 1/2/98                0.53%         (3.67)%         (2.19)%
   Class Y-- 7/11/01               2.26%             N/A           2.74%
----------------------------------------------------------------------------
 S&P STARS
   Class A-- 4/5/95             (40.52)%         (4.64)%           5.57%
   Class B-- 1/5/98             (40.50)%         (4.41)%         (1.55)%
   Class C-- 4/5/95             (38.01)%         (4.04)%           5.82%
   Class Y-- 8/7/95             (36.60)%         (3.03)%           4.90%
----------------------------------------------------------------------------
 S&P STARS Opportunities
   Class A-- 10/1/01            (29.88)%             N/A        (11.45)%
   Class B-- 10/1/01            (29.88)%             N/A        (10.99)%
   Class C-- 10/1/01            (26.95)%             N/A         (8.55)%
   Class Y-- 10/1/01            (25.46)%             N/A         (7.62)%
----------------------------------------------------------------------------
 Insiders Select Fund
   Class A-- 6/16/95            (30.84)%         (4.24)%           5.05%
   Class B-- 1/6/98             (30.76)%         (3.96)%         (1.44)%
   Class C-- 6/16/95            (27.97)%         (3.67)%           5.27%
   Class Y-- 6/20/95            (26.20)%         (2.71)%           6.16%
----------------------------------------------------------------------------
 Intrinsic
   Class A-- 4/4/95             (29.88)%         (3.34)%           6.61%
   Class B-- 1/28/98            (29.78)%         (2.96)%         (0.26)%
   Class C-- 4/4/95             (26.76)%         (2.59)%           6.97%
   Class Y-- 9/11/95            (25.25)%         (1.82)%           6.07%
----------------------------------------------------------------------------
 Small Cap
   Class A-- 4/3/95             (36.93)%         (7.80)%           4.51%
   Class B-- 1/21/98            (36.99)%         (7.59)%         (4.22)%
   Class C-- 4/3/95             (34.42)%         (7.27)%           4.72%
   Class Y-- 6/22/95            (32.88)%         (6.31)%           4.65%
----------------------------------------------------------------------------
 Alpha Growth
   Class A-- 12/29/97           (21.92)%           1.91%           3.98%
   Class B-- 12/29/97           (21.72)%           2.20%           4.43%
   Class C-- 12/29/97           (18.36)%           2.59%           4.61%
----------------------------------------------------------------------------
 International Equity
   Class A-- 12/29/97           (33.44)%         (6.33)%         (3.55)%
   Class B-- 12/29/97           (33.53)%         (6.15)%         (3.21)%
   Class C-- 12/29/97           (30.66)%         (5.76)%         (3.01)%
   Class Y-- 7/5/01             (29.07)%             N/A        (23.91)%
----------------------------------------------------------------------------

            The following table shows the average annual total returns after taxes on distributions as of March 31, 2003 of each Fixed Income and Equity Portfolio's Class A, Class B and Class C shares for the most recent 1-and 5-year periods and since inception, without reflecting any applicable initial sales loads or CDSCs.

           Average Annual Total Returns After Taxes on Distributions,
                         Without Sales Charges or CDSCs

         Portfolio
   Class -- Inception Date      One Year       Five Years    Since Inception
   -----------------------      --------       ----------    ---------------

 Income
   Class A-- 4/5/95                8.33%           3.83%           4.22%
   Class B-- 2/2/98                7.90%           3.40%           3.22%
   Class C-- 4/5/95                7.90%           3.40%           3.85%
----------------------------------------------------------------------------
 High Yield
   Class A-- 1/2/98                1.91%         (3.29)%         (1.81)%
   Class B-- 1/2/98                1.63%         (3.65)%         (2.17)%
   Class C-- 1/2/98                1.50%         (3.67)%         (2.19)%
----------------------------------------------------------------------------
 S&P STARS
   Class A-- 4/5/95             (37.06)%         (3.55)%           6.32%
   Class B-- 1/5/98             (37.37)%         (4.04)%         (1.37)%
   Class C-- 4/5/95             (37.38)%         (4.04)%           5.82%
----------------------------------------------------------------------------
 S&P STARS Opportunities
   Class A-- 10/1/01            (25.80)%             N/A         (8.02)%
   Class B-- 10/1/01            (26.22)%             N/A         (8.55)%
   Class C-- 10/1/01            (26.22)%             N/A         (8.55)%
----------------------------------------------------------------------------
 Insiders Select Fund
   Class A-- 6/16/95            (26.82)%         (3.15)%           5.81%
   Class B-- 1/6/98             (27.12)%         (3.65)%         (1.29)%
   Class C-- 6/16/95            (27.24)%         (3.67)%           5.27%
----------------------------------------------------------------------------
 Intrinsic
   Class A-- 4/4/95             (25.79)%         (2.25)%           7.37%
   Class B-- 1/28/98            (26.09)%         (2.64)%         (0.11)%
   Class C-- 4/4/95             (26.03)%         (2.59)%           6.97%
----------------------------------------------------------------------------
 Small Cap
   Class A-- 4/3/95             (33.25)%         (6.74)%           5.26%
   Class B-- 1/21/98            (33.86)%         (7.30)%         (4.08)%
   Class C-- 4/3/95             (33.79)%         (7.27)%           4.72%
----------------------------------------------------------------------------
 Alpha Growth
   Class A-- 12/29/97           (17.36)%           3.07%           5.10%
   Class B-- 12/29/97           (17.60)%           2.56%           4.58%
   Class C-- 12/29/97           (17.54)%           2.59%           4.61%
---------------------------------------------------------------------------

           Average Annual Total Returns After Taxes on Distributions,
                         Without Sales Charges or CDSCs

         Portfolio
   Class -- Inception Date      One Year       Five Years    Since Inception
   -----------------------      --------       ----------    ---------------

 International Equity
   Class A-- 12/29/97           (29.58)%         (5.27)%         (2.50)%
   Class B-- 12/29/97           (30.03)%         (5.78)%         (3.02)%
   Class C-- 12/29/97           (29.96)%         (5.76)%         (3.01)%
----------------------------------------------------------------------------


            Average Annual Total Returns After Taxes on Distributions and Redemptions. The "average annual total return after taxes on distributions and redemptions" of a Portfolio is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P") held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

                                        n
                                  P(1+T)  = ATV
                                                DR

            The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

            ATVDR - P = Total Return After Taxes on Distributions and
                        Redemptions
            ---------
               P

            The following table shows the average annual total returns after taxes on distributions and redemptions as of March 31, 2003 of each class of each Fixed Income and Equity Portfolio's shares for the most recent 1-and 5-year periods and since-inception, reflecting any applicable initial sales loads or CDSCs. As of March 31, 2003, Class Y shares of the Alpha Growth Portfolio had not yet commenced operations.

    Average Annual Total Returns After Taxes on Distributions and Redemptions

         Portfolio
   Class -- Inception Date      One Year       Five Years    Since Inception
   -----------------------      -------        ----------    ---------------
 Income
   Class A-- 4/5/95                3.10%           2.98%           3.60%
   Class B-- 2/2/98                2.66%           3.06%           3.05%
   Class C-- 4/5/95                5.11%           3.34%           3.75%
   Class Y-- 9/8/95                6.34%           3.94%           4.00%
----------------------------------------------------------------------------
 High Yield
   Class A-- 1/2/98                0.20%         (2.23)%         (1.03)%
   Class B-- 1/2/98              (0.23)%         (2.09)%         (0.79)%
   Class C-- 1/2/98                2.08%         (1.89)%         (0.71)%
   Class Y-- 7/11/01               3.38%             N/A           3.25%
----------------------------------------------------------------------------

    Average Annual Total Returns After Taxes on Distributions and Redemptions

         Portfolio
   Class -- Inception Date      One Year       Five Years    Since Inception
   -----------------------      -------        ----------    ---------------

 S&P STARS
   Class A-- 4/5/95             (24.88)%         (3.35)%           5.24%
   Class B-- 1/5/98             (26.32)%         (3.16)%          (0.93)%
   Class C-- 4/5/95             (24.71)%         (2.88)%           5.46%
   Class Y-- 8/7/95             (22.47)%         (2.11)%           4.67%
----------------------------------------------------------------------------
 S&P STARS Opportunities
   Class A-- 10/1/01            (18.07)%             N/A          (8.98)%
   Class B-- 10/1/01            (19.16)%             N/A          (8.61)%
   Class C-- 10/1/01            (17.26)%             N/A          (6.68)%
   Class Y-- 10/1/01            (15.35)%             N/A          (5.94)%
----------------------------------------------------------------------------
 Insiders Select Fund
   Class A-- 6/16/95            (18.90)%         (2.39)%           5.37%
   Class B-- 1/6/98             (19.96)%         (2.12)%          (0.15)%
   Class C-- 6/16/95            (18.14)%         (1.90)%           5.60%
   Class Y-- 6/20/95            (16.05)%         (1.18)%           6.33%
----------------------------------------------------------------------------
 Intrinsic
   Class A-- 4/4/95             (18.23)%         (1.70)%           6.54%
   Class B-- 1/28/98            (18.24)%         (1.39)%           0.74%
   Class C-- 4/4/95             (16.39)%         (1.12)%           6.83%
   Class Y-- 9/11/95            (15.28)%         (0.44)%           6.15%
----------------------------------------------------------------------------
 Small Cap
   Class A-- 4/3/95             (21.30)%         (4.99)%           4.77%
   Class B-- 1/21/98            (21.21)%         (4.79)%          (2.22)%
   Class C-- 4/3/95             (19.63)%         (4.57)%           4.96%
   Class Y-- 6/22/95            (18.75)%         (3.86)%           4.91%
----------------------------------------------------------------------------
 Alpha Growth
   Class A-- 12/29/97           (13.46)%           1.54%           3.23%
   Class B-- 12/29/97           (14.12)%           1.78%           3.61%
   Class C-- 12/29/97           (11.93)%           2.10%           3.76%
----------------------------------------------------------------------------
 International Equity
   Class A-- 12/29/97           (20.53)%         (4.79)%         (2.66)%
   Class B-- 12/29/97           (21.79)%         (4.64)%         (2.38)%
   Class C-- 12/29/97           (19.93)%         (4.35)%         (2.23)%
   Class Y-- 7/5/01             (17.85)%             N/A        (18.72)%
----------------------------------------------------------------------------


            The following table shows the average annual total returns after taxes on distributions and redemptions as of March 31, 2003 of each Fixed Income and Equity Portfolio's Class A, Class B and Class C shares for the most recent 1-and 5-year periods and since inception, without reflecting any applicable initial sales loads or CDSCs.

   Average Annual Total Returns After Taxes on Distributions and Redemptions,
                         Without Sales Charges or CDSCs

         Portfolio
   Class -- Inception Date      One Year       Five Years    Since Inception
   -----------------------      --------       ----------    ---------------

 Income
   Class A-- 4/5/95                6.16%           3.76%           4.12%
   Class B-- 2/2/98                5.73%           3.34%           3.19%
   Class C-- 4/5/95                5.73%           3.34%           3.75%
----------------------------------------------------------------------------
 High Yield
   Class A-- 1/2/98                3.08%         (1.52)%         (0.33)%
   Class B-- 1/2/98                2.75%         (1.87)%         (0.69)%
   Class C-- 1/2/98                2.67%         (1.89)%         (0.71)%
----------------------------------------------------------------------------
 S&P STARS
   Class A-- 4/5/95             (22.76)%         (2.51)%           5.89%
   Class B-- 1/5/98             (24.29)%         (2.88)%         (0.79)%
   Class C-- 4/5/95             (24.30)%         (2.88)%           5.46%
----------------------------------------------------------------------------
 S&P STARS Opportunities
   Class A-- 10/1/01            (15.55)%             N/A         (6.26)%
   Class B-- 10/1/01            (16.78)%             N/A         (6.68)%
   Class C-- 10/1/01            (16.79)%             N/A         (6.68)%
----------------------------------------------------------------------------
 Insiders Select Fund
   Class A-- 6/16/95            (16.43)%         (1.53)%           6.04%
   Class B-- 1/6/98             (17.59)%         (1.89)%         (0.04)%
   Class C-- 6/16/95            (17.67)%         (1.90)%           5.60%
----------------------------------------------------------------------------
 Intrinsic
   Class A-- 4/4/95             (15.70)%         (0.82)%           7.21%
   Class B-- 1/28/98            (15.97)%         (1.16)%           0.86%
   Class C-- 4/4/95             (15.93)%         (1.12)%           6.83%
----------------------------------------------------------------------------
 Small Cap
   Class A-- 4/3/95             (18.96)%         (4.18)%           5.41%
   Class B-- 1/21/98            (19.29)%         (4.59)%         (2.11)%
   Class C-- 4/3/95             (19.25)%         (4.57)%           4.96%
----------------------------------------------------------------------------
 Alpha Growth
   Class A-- 12/29/97           (10.66)%           2.49%           4.17%
   Class B-- 12/29/97           (11.44)%           2.08%           3.74%
   Class C-- 12/29/97           (11.40)%           2.10%           3.76%
----------------------------------------------------------------------------
 International Equity
   Class A-- 12/29/97           (18.16)%         (3.98)%         (1.84)%
   Class B-- 12/29/97           (19.52)%         (4.36)%         (2.24)%
   Class C-- 12/29/97           (19.47)%         (4.35)%         (2.23)%
----------------------------------------------------------------------------

                                 CODE OF ETHICS


            Each of the Advisers and the Trust, on behalf of each Portfolio, has adopted a Code of Ethics, that establishes standards by which certain access persons of the Trust must abide relating to personal securities trading conduct. Under each Adviser's Code of Ethics, access persons, which include, among others, trustees and officers of the Trust and employees of the Advisers, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security for his or her account or for any account in which he or she has any direct or indirect beneficial interest, without prior approval by the Trust or the applicable Adviser, as the case may be, or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by each Portfolio; and (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by each Portfolio without prior approval by the Trust or the applicable Adviser, as the case may be.

            Each Code of Ethics specifies that access persons shall place the interests of the shareholders of each Portfolio first, shall avoid potential or actual conflicts of interest with each Portfolio, and shall not take unfair advantage of their relationship with each Portfolio. Access persons of the Advisers are required by the Code of Ethics to file quarterly reports of personal securities investment transactions involving "covered securities" (i.e., not including transactions in securities issued by, for example, registered open-end investment companies) and to preclear transactions in such securities. Access persons of the Adviser are not permitted to purchase or sell covered securities if an account managed by the Adviser (a "managed account") has a pending purchase or sale order. In addition, access persons of the Adviser that are deemed "investment" persons (in that they make or participate in making recommendations regarding the purchase or sale of securities) are prohibited from transacting in securities during "blackout periods" of up to fifteen (15) days before and after the a managed account purchases or sells such security. Furthermore, an Independent Trustee is not required to report a transaction if he or she did not know or, in the ordinary course of his duties as a Trustee , would not have known, at the time of the transaction, that, within a 15-day period before or after such transaction, the security that he or she purchased or sold was either purchased or sold, or was being considered for purchase or sale, by each Portfolio. Each Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

            Access persons of the Distributor are subject to the same Code of Ethics in effect for the Adviser.


                               PROXY VOTING POLICY

            In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Portfolios hold (the "Proxy Voting Policy"). The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Portfolios' shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Portfolios, the Advisers or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Portfolios' proxy voting records and the Policy.

            The Proxy Voting Policy delegates to the Advisers the obligation to vote the Trust's proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests. BSAM has adopted proxy voting policies that follow the policies of an independent proxy voting service, Institutional Shareholder Services ("ISS"). BSAM has stated that, in most cases, it will vote proxies in accordance with the recommendation of ISS. When BSAM considers voting other than in accordance with the recommendation of ISS, it will do so in accordance with procedures that it has adopted, which the Board has determined are reasonably designed to prevent proxy voting decisions from being tainted by conflicts of interests.


            The Sub-Adviser's proxy voting policy designates an Investment Committee, comprised of all of the Sub-Adviser's portfolio managers, to determine and administer this policy. The Sub-Adviser will generally vote proxies as recommended by the issuer's management, except that the Investment Committee will independently determine how to vote all proxies containing proposals that involve stockholder rights or the economics of an issuer, such as the election of an opposition slate of directors, a corporate restructuring related to a hostile takeover, or any proposal that does not appear to be in the best interests of the issuer's stockholders. The Sub-Adviser may retain a service provider to administer this policy.


            The Proxy Voting Policy provides that the Portfolios, in accordance with SEC rules, annually will disclose on Form N-PX each Portfolio's proxy voting record. The Trust also will post these records on a specified SEC website. In addition, the Portfolios will post, free of charge, these records on their own public website. If the Portfolios do not post these records on a public website, they will send a copy of the records within three business days, free of charge, to anyone who requests a copy using a toll-free telephone number.

            The Board annually will review the Proxy Voting Policy and the Advisers' proxy voting policies and determine whether to amend the Policy or to recommend to the Advisers any proposed amendments to their policies.

                           INFORMATION ABOUT THE TRUST

            S&P STARS and S&P STARS Opportunities Portfolios. BSAM has the right to use the S&P, Standard & Poor's and STARS trademarks for a fee in connection with the management of mutual funds and access to STARS through S&P's publicly available subscription service. Bear Stearns and S&P entered into a License Agreement that, among other things, (i) grants Bear Stearns the non-exclusive right to use certain of S&P's proprietary trade names and trademarks for investment companies based, in whole or in part, on the STARS System, (ii) gives S&P the right to terminate the Agreement if Bear Stearns breaches its material terms, S&P ceases to publish STARS, legislative or regulatory changes negatively affect S&P's ability to license its trade names or trademarks, or certain litigation, (iii) provides that Bear Stearns will pay to S&P annual license fees based on a percentage of the net assets of any investment companies subject to the Agreement and (iv) provides for a partial reduction of the license fees to offset certain marketing expenses incurred by Bear Stearns in connection with the Portfolio.

            STARS is the centerpiece of OUTLOOK, S&P's flagship investment newsletter that has a high net worth readership of 25,000 weekly subscribers. STARS reaches more than 74,000 brokers and investment professionals on their desktop computers through MarketScope, S&P's on-line, real-time equity evaluation service, which is accessed more than one million times daily. S&P has more than 130 years' experience in providing financial information and analysis, offers more than 60 products and employs more than 50 experienced equity analysts. These analysts consider fundamental factors that are expected to impact growth, including industry and macroeconomic conditions and a company's operations, balance sheet, ability to finance growth, competitive market advantages, earnings per share growth and strength of management.

            "Standard & Poor's(R)," "S&P(R)," and "STARS(R)" are trademarks of Standard & Poor's and have been licensed for use by Bear Stearns. The S&P STARS and S&P STARS Opportunities Portfolios are not sponsored, managed, advised, sold or promoted by S&P.

            General. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each Portfolio's shares are classified into four classes-Class A, B, C and Y. Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shareholders will vote in the aggregate and not by class, except as otherwise required by law. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.


            Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility that the Adviser believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio.


            As discussed under "Management of the Trust," each Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. To date, the Board has authorized the creation of twelve Portfolios, two of which, the Balanced and Emerging Markets Debt Portfolios, have been liquidated. All consideration received by the Trust for shares of a Portfolio and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, a Portfolio (and as to classes within the Portfolio) are treated separately from those of the other Portfolios (and classes). The Trust has the ability to create, from time to time, new Portfolios without shareholder approval.

            Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.


            The term "majority of the outstanding shares" of a Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

            The Trust will send annual and semi-annual financial statements to all its shareholders.


            As of July 3, 2003, the following shareholders owned, directly or indirectly, 5% or more of the indicated class of Portfolio shares. Unless otherwise noted, the Trust believes that the following information reflects record ownership only.


--------------------------------------------------------------------------------
                   FIVE PERCENT SHAREHOLDERS OF THE PORTFOLIOS
--------------------------------------------------------------------------------
 Portfolio  -- Class              Name and Address                 Percentage
                                                                        owned
--------------------------------------------------------------------------------
Alpha Growth -- A        The Bear Stearns Co. Inc.                   22.67%
                         Cash or Deferred Compensation Plan
                         Custodial Trust Co.
                         Attn Jonathan Brown Acct Ctrl
                         101  Carnegie Center
                         Princeton, NJ 08540-6231
--------------------------------------------------------------------------------
Alpha Growth-- A         Charles Schwab & Co Inc.                     9.60%
                         Spec A/C For Benefit Of Customers
                         Attn Mutual Funds
                         101 Montgomery St.
                         San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
High Yield-- Y           The Bear Stearns Co Inc.                    28.51%
                         Cash Or Deferred Compensation Plan
                         Custodial Trust Co.
                         Attn Jonathan Brown Acct Ctrl
                         101 Carneige  Ctr
                         Princeton, NJ 08540-6231
--------------------------------------------------------------------------------
High Yield-- Y           Bear Stearns Securities Corp.               18.40%
                         FBO  049-41646-19
                         1 Metrotech Center North
                         Brooklyn, NY 11201- 3859
--------------------------------------------------------------------------------
High Yield -- Y          Bear Stearns Securities Corp.                5.26%
                         FBO 049-41283-17
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
Income-- A               Bear Stearns Securities Corp.                5.54%
                         FBO  036-34434-17
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
Income-- Y               The Bear Stearns Co Inc.                    22.98%
                         Cash Or Deferred Compensation Plan
                         Custodial Trust Co.
                         Attn Jonathan Brown Acct Ctrl
                         101 Carneige Ctr.
                         Princeton, NJ 08540-6231
--------------------------------------------------------------------------------
Income-- Y               The Bear Stearns Co Inc.                    10.88%
                         FBO Profit Sharing Plan
                         Custodial Trust Co Effective 5/1/94
                         115 S Jefferson Rd.
                         Whippany, NJ 07981-1029
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FIVE PERCENT SHAREHOLDERS OF THE PORTFOLIOS
--------------------------------------------------------------------------------
 Portfolio  -- Class              Name and Address                 Percentage
                                                                        owned
--------------------------------------------------------------------------------
Income-- Y               Bear Stearns Securities Corp.                5.45%
                         FBO  051-40505-17
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
Income-- Y               Ted Anastasi and Paul Bomer                  5.37%
                         Trst Natl Charitable Dnr Advsd Fund        (beneficial
                         C/O Natl Charitable Services               ownership)
                         200 Seaport Blvd / Mail Zone ZE7
                         Boston, MA
--------------------------------------------------------------------------------
Insiders Select-- Y      Bear Stearns Securities Corp.               23.40%
                         FBO  048-33878-17
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
Insiders Select-- Y      Bear Stearns Securities Corp.               17.75%
                         FBO  722-90359-15
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
Insiders Select-- Y      Bear Stearns Securities Corp..              10.99%
                         FBO 748-51683-19
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
Insiders Select-- Y      Bear Stearns Securities Corp.                8.37%
                         FBO 051-90166-12
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
Insiders Select-- Y      Bear Stearns Securities Corp.                6.94%
                         FBO  051-37353-16
                         1 Metrotech  Ctr North
                         Brooklyn, NY 11201-3870
--------------------------------------------------------------------------------
Insiders Select-- Y      Bear Stearns Securities Corp.                5.03%
                         FBO  051-40930-12
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
International Equity     Charles Schwab & Co Inc                     20.83%
-- A                      Spec A/C For Benefit Of Customers
                         Attn Mutual Funds
                         101 Montgomery St.
                         San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
International Equity     Bear Stearns Securities Corp.                7.01%
-- A                     FBO 030-46670-17
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FIVE PERCENT SHAREHOLDERS OF THE PORTFOLIOS
--------------------------------------------------------------------------------
 Portfolio  -- Class              Name and Address                 Percentage
                                                                        owned
--------------------------------------------------------------------------------
International Equity     Robert Morris College                        5.06%
-- A                     Endowment A/C 724035728                   (beneficial
                         Attn Ronald Arnold CFO                     ownership)
                         401 S State St.
                         Chicago, IL 60605-1229
--------------------------------------------------------------------------------
International Equity     BNY Clearing Services LLC                    5.14%
-- A                     A/C 3145-9892
                         FFS LLC
                         111 East Kilbourn Avenue
                         Milwaukee, WI  53202
--------------------------------------------------------------------------------
International Equity     Pershing LLC                                 5.60%
-- B                     P.O. Box 2052
                         Jersey City, NJ 07303-9998
--------------------------------------------------------------------------------
International Equity     Bear Stearns Securities Corp.               23.65%
-- C                     FBO 062-30317-13
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
International Equity     Bear Stearns Securities Corp.               17.93%
-- C                     FBO 031-19222-15
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
International Equity     Bear Stearns Securities Corp.                5.61%
-- C                     FBO 042-81845-19
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
International Equity     The Bear Stearns Co Inc.                    25.07%
--Y                      Cash Or Deferred Compensation Plan
                         Custodial Trust Co.
                         Attn Jonathan Brown Acct Ctrl
                         101 Carneige Ctr
                         Princeton, NJ 08540-6231
--------------------------------------------------------------------------------
International Equity     Wabanc & Co.                                16.82%
--Y                      C/O Marshall & Ilsley Trust Co.
                         PO Box 2977
                         Milwaukee, WI 53201
--------------------------------------------------------------------------------
International Equity     Bear Stearns Securities Corp.               13.01%
-- Y                     FBO 049-40312-14
                         1 Metrotech Ctr North
                         Brooklyn, NY 11201-3870
--------------------------------------------------------------------------------
International Equity     Watrust & Co.                               10.29%
--Y                      C/O Marshall & Ilsley Trust Co.
                         P O Box 2977
                         Milwaukee, WI 53201
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FIVE PERCENT SHAREHOLDERS OF THE PORTFOLIOS
--------------------------------------------------------------------------------
 Portfolio  -- Class              Name and Address                 Percentage
                                                                        owned
--------------------------------------------------------------------------------

International Equity     Bear Stearns Securities Corp.                6.98%
-- Y                     FBO 037-13145-19
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
International Equity     Bear Stearns Securities Corp.                5.97%
-- Y                     FBO 049-40311-15
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
Intrinsic-- A            Charles Schwab & Co Inc.                    16.15%
                         Spec A/C For Benefit Of Customers
                         Attn Mutual Funds
                         101 Montgomery St.
                         San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Intrinsic-- Y            The Bear Stearns Co. Inc.                   54.75%
                         FBO Profit Sharing Plan
                         Custodial Trust Co. Effective 5/1/94
                         115 S Jefferson Rd
                         Whippany, NJ 07981-1029
--------------------------------------------------------------------------------
Money Market             Bear Stearns Securities Corp.                6.78%
                         FBO  001-04111-14
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
S & P STARS-- Y          Custodial Trust Company                     53.83%
                         101 Carnegie Center
                         Princeton, NJ 08540-6231
--------------------------------------------------------------------------------
S & P STARS-- Y          The Northern Trust Co.                      14.15%
                         Trst The Mcgraw Hill Co Savings
                         Plan CLT-DV DTD 03/01/1997
                         PO Box 92994
                         Chicago, IL 60675-2994
--------------------------------------------------------------------------------
S & P STARS-- Y          The Bear Stearns Co.  Inc.                  12.66%
                         FBO Profit Sharing Plan
                         Custodial Trust Co Effective 5/1/94
                         115 South Jefferson Rd
                         Whippany, NJ 07981-1029
--------------------------------------------------------------------------------
S&P STARS                Bear Stearns Securities Corp.               25.53%
Opportunities -- Y       FBO  037-01556-16
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FIVE PERCENT SHAREHOLDERS OF THE PORTFOLIOS
--------------------------------------------------------------------------------
 Portfolio  -- Class              Name and Address                 Percentage
                                                                        owned
--------------------------------------------------------------------------------
S&P STARS                Bear Stearns Securities Corp.               25.53%
Opportunities -- Y       FBO  040-11498-10
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
S&P STARS                Bear Stearns Securities Corp.               10.14%
Opportunities -- Y       FBO 049- 40938-18
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
S&P STARS                Bear Stearns Securities Corp.                6.76%
Opportunities-- Y        FBO 048-88153-17
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
S&P STARS                Bear Stearns Securities Corp.                5.78%
Opportunities-- Y        FBO 048-76220-11
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
S&P STARS                Pershing LLC                                 5.64%
Opportunities -- Y       P.O. Box 2052
                         Jersey City, NJ 07303-9998
--------------------------------------------------------------------------------
S&P STARS                Bear Stearns Securities Corp.                5.04%
Opportunities-- Y        FBO 049-40487-13
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
Small Cap Value-- Y      Bear Stearns Securities Corp.               11.41%
                         FBO 049-40880-16
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
Small Cap Value-- Y      Robert Morris College                       14.78%
                         Endowment Account 724035728               (beneficial
                         Attn Ronald Arnold CFO                     ownership)
                         401 S State St.
                         Chicago, IL 60605-1229
--------------------------------------------------------------------------------
Small Cap Value-- Y      Bear Stearns Securities Corp.               11.04%
                         FBO 049-41297-11
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
Small Cap Value-- Y      Bear Stearns Securities Corp.                6.04%
                         FBO 049-40312-14
                         1 Metrotech Center North
                         Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------
Small Cap Value-- Y      Bear Stearns Securities Corp.                5.05%
                         FBO 049-41550-13
                         1 Metrotech Ctr North
                         Brooklyn, NY 11201-3870
--------------------------------------------------------------------------------

               CUSTODIANS, TRANSFER AND DIVIDEND DISBURSING AGENT,
                        COUNSEL AND INDEPENDENT AUDITORS

            Custodian -- General. CTC, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the custodian for each Portfolio. Under a custody agreement, CTC holds each

Portfolio's securities and keeps all necessary accounts and records. For its services, each Portfolio pays CTC an annual fee of the greater of 0.01% of $0 to $1 billion, 0.08% of $1 billion to $2 billion, 0.07% of $2 billion to $5 billion and 0.05% of the domestic assets over $5 billion held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges that are payable monthly.


            Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund's board of directors to delegate to "Foreign Custody Managers" the selection and oversight of foreign sub-custodian arrangements for the Trust's assets. Accordingly, the Board delegated these responsibilities to CTC pursuant to foreign custody manager agreements dated May 21, 2001. As Foreign Custody Manager, CTC will select the foreign subcustodians, contract with such foreign custodians and monitor the appropriateness of maintaining the Portfolios' assets with such foreign subcustodians. CTC must (a) provide reports notifying the Board of the placement of a Portfolio's assets with a particular custodian of any material change in the Portfolio's arrangements and (b) exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of Portfolio assets would exercise, or to adhere to a higher standard of care, in performing the delegated responsibilities.


            Transfer and Dividend Disbursing Agent. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar. The Portfolios also may pay other entities for performing similar services for clients whose shares are not held at PFPC; some of these payments may offset amounts otherwise payable to PFPC.


            Neither CTC nor PFPC participates in determining the investment policies of any Portfolio or which securities are to be purchased or sold by any Portfolio.


            Counsel. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Trust.


            Independent Auditors. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, independent auditors, are the independent auditors of the Trust.


                              FINANCIAL STATEMENTS


            The Trust's annual reports to shareholders for the fiscal year ended March 31, 2003 are separate documents supplied with this SAI, and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated by reference into this SAI. Shareholders will also receive a copy of the Trust's unaudited semi-annual reports to shareholders on the Portfolios' overall performance, their current holdings and their investing strategies.

Appendix


            The following describes ratings assigned to money market funds by S&P and Moody's and to debt securities by S&P , Moody's and Fitch.


S&P Money Market Fund Ratings

            Money market fund ratings assess the safety of invested principal.

            AAAm. Safety is excellent. Superior capacity to maintain principal value and limit exposure to loss.

            AAm. Safety is very good. Strong capacity to maintain principal value and limit exposure to loss.

            Am. Safety is good. Sound capacity to maintain principal value and limit exposure to loss.

            BBBm. Safety is fair. Adequate capacity to maintain principal value and limit exposure to loss.

            BBm. Safety is uncertain. Vulnerable to loss of principal value.

            Bm. Safety is limited. Very vulnerable to loss of principal value.

            CCCm. Extremely vulnerable to loss of principal value.


            Dm. Fund has failed to maintain principal value; realized or unrealized losses exceed 0.5% of NAV.


            G. The letter "G" follows the rating symbol when a fund's portfolio consists primarily of direct U.S. government securities.

            Plus (+) or minus (-). The ratings may be modified by the addition of a plus or minus sign to show relative standing within the rating categories.

            A money market fund rating is not directly comparable with an S&P issue-specific rating due to differences in investment characteristics, rating criteria, and creditworthiness of portfolio investments. For example, a money market fund portfolio provides greater liquidity, price stability, and diversification than a long-term bond, but not necessarily the credit quality that would be indicated by the corresponding issue rating. Ratings are not commentaries on yield levels.

            A money market fund rating is not a recommendation to buy, sell, or hold any security held or issued by the fund, inasmuch as it does not comment as to yield or suitability for a particular investor. Further, the rating may be changed, suspended, or withdrawn as a result of changes in or unavailability of information relating to the fund. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody's Money Market Fund Ratings

      Credit Quality Rating Definitions


            Moody's Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles that principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody's assessment of a fund's published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of NAV, or yield.


            The rating definitions are as follows:

            Aaa. Money market funds rated Aaa are judged to be of an investment quality similar to Aaa-rated fixed income obligations, that is, they are judged to be of the best quality.

            Aa. Money market funds rated Aa are judged to be of an investment quality similar to Aa-rated fixed income obligations, that is, they are judged to be of high quality by all standards.

            A. Money market funds rated A are judged to be of an investment quality similar to A-rated fixed income obligations, that is, they are judged to possess many favorable investment attributes and are considered as upper-medium-grade investment vehicles.

            Baa. Money market funds rated Baa are judged to be of an investment quality similar to Baa-rated fixed income obligations, that is, they are considered as medium-grade investment vehicles.

            Ba. Money market funds rated Ba are judged to be of an investment quality similar to Ba-rated fixed income obligations, that is, they are judged to have speculative elements.

            B. Money market funds rated B are judged to be of an investment quality similar to B-rated fixed income obligations, that is, they generally lack characteristics of desirable investment.

S&P Bond Ratings

            AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

            AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

            A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

            BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

            BB, B, CCC, CC and C. Debt rated in these categories is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            CI. The rating CI is reserved for income bonds on which no interest is being paid.

            D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

S&P Commercial Paper Ratings

            A-1. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

            A-2. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Bond Ratings

            Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


            Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

            A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


            Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba. Bonds that are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


            Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

            Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


            Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Moody's Commercial Paper Ratings

            P-1. The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

            P-2. Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Credit Ratings


      International Long-Term  Credit Ratings


            Investment Grade


            AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


            AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


             Speculative Grade


            BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.



            DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.


            International Short-Term Credit Ratings. The following describes Fitch's two highest short-term ratings:


            F1. Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


            F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


             Notes to Long- and Short-term ratings:

            "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".


            "NR" indicates that Fitch does not rate the issuer or issue in question.

            "Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.



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            Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

            A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


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